PART B

PRINCIPAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B

PRINCIPAL LIFETIME INCOME SOLUTIONSSM

Statement of Additional Information

dated August 1, 2015

This Statement of Additional Information provides information about the Principal Lifetime Income Solutions (the “Contract”) in addition to the information that is contained in the Contract’s Prospectus dated August 1, 2015.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or calling:

Principal Lifetime Income Solutions
The Principal Financial Group
P.O. Box 9382
Des Moines, Iowa 50306-9382
Telephone: 1-800-852-4450

TABLE OF CONTENTS
GENERAL INFORMATION AND HISTORY	3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	3
PRINCIPAL UNDERWRITER	3
CALCULATION OF PERFORMANCE DATA	3
TAXATION UNDER CERTAIN RETIREMENT PLANS	5

Principal Life Insurance Company Separate Account B
Report of Independent Registered Public Accounting Firm	9
Financial Statements	10

Principal Life Insurance Company
Report of Independent Registered Public Accounting Firm	191
Consolidated Financial Statements	192

GENERAL INFORMATION AND HISTORY
Principal Life Insurance Company (the “Company”) is the issuer of the Principal Lifetime Income Solutions (the “Contract”) and serves as custodian of its assets. The Company is a stock life insurance company with authority to transact life and annuity business in all states of the United States and the District of Columbia. The Company’s home office is located at: Principal Financial Group, Des Moines, Iowa 50392. The Company is a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a wholly owned direct subsidiary of Principal Financial Group, Inc., a publicly-traded company.
On June 24,1879, the Company was incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. The Company became a legal reserve life insurance company and changed its name to Bankers Life Company in 1911. In 1986, the Company changed its name to Principal Mutual Life Insurance Company. In 1998, the Company became Principal Life Insurance Company, a subsidiary stock life insurance company of Principal Mutual Holding Company, as part of a reorganization into a mutual insurance holding company structure. In 2001, Principal Mutual Holding Company converted to a stock company through a process called demutualization, resulting in the current organizational structure.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, serves as the independent registered public accounting firm for Principal Life Insurance Company Separate Account B and the Principal Life Insurance Company.
PRINCIPAL UNDERWRITER
The principal underwriter of the Contract is Princor Financial Services Corporation ("Princor") which is a wholly owned subsidiary of Principal Financial Services, Inc. and an affiliate of the Company. The address of Princor is the Principal Financial Group, 655 9th Street, Des Moines, Iowa 50392. Princor was incorporated in Iowa in 1968 and is a securities broker-dealer registered with the Securities Exchange Commission as well as a member of the FINRA. The Contracts may also be sold through other broker-dealers authorized by Princor and applicable law to do so. Registered representatives of such broker-dealers may be paid on a different basis than described below.
The Contract’s offering to the public is continuous. As the principal underwriter, Princor is paid for the distribution of the Contract. For the last three fiscal years Princor has received and retained the following commissions:

2014 received/retained	2013 received/retained	2012 received/retained
$2,174,987/$0	$2,609,501/$0	$597,433/$0
CALCULATION OF PERFORMANCE DATA
The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its divisions.
The Contract was not offered prior to May 2, 2011. However, the certain divisions invest in underlying mutual funds which were offered prior to the date the Contract was available. Thus, the Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its divisions for this Contract as the Contract was issued on or after the date the underlying mutual fund was first offered. The hypothetical performance from the date of inception of the underlying mutual fund in which the division invests is derived by reducing the actual performance of the underlying mutual fund by the highest level of fees and charges of the Contract as if it had been in existence.
In addition, as certain of the underlying mutual funds have added classes since the inception of the fund, performance may be shown for periods prior to the inception date of the new class which represents the historical results of initial class shares adjusted to reflect the fees and expenses of the new class.
The yield and total return figures described below will vary depending upon market conditions, the composition of the underlying mutual fund’s portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles.

The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance.
From time to time the Separate Account advertises its Money Market Division’s “yield” and “effective yield” for the Contract. Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the division refers to the income generated by an investment under the Contract in the division over a 7-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects a sales load deducted from purchase payments which, if included, would reduce the “yield” and “effective yield.”

Yield For the Period Ended December 31, 2014
For Contracts:	7-Day Annualized Yield	7-Day Effective Yield
without a surrender charge	-1.42%	-1.41%
with a surrender charge	-7.42%	-7.41%
Also, from time to time, the Separate Account will advertise the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable Contract value. The Separate Account may also advertise total return figures for its divisions for a specified period that does not take into account the surrender charge in order to illustrate the change in the division’s unit value over time. See “Charges and Deductions” in the Prospectus for a discussion of surrender charges.
Following are the hypothetical average annual total returns for the period ending December 31, 2014 assuming the Contract had been offered as of the effective dates of the underlying mutual funds in which the divisions invest (the performance calculations with Surrender Charge are in accordance with the SEC standard, while the performance calculations without the Surrender Charge are not in accordance with the SEC standard):

		For Contracts with Surrender Charge
Division	Effective Date	One Year	Five Years	Ten Years	Since Inception
Diversified Balanced	12/30/2009	-0.11%	6.86%		7.01%
Diversified Balanced Managed Volatility	10/31/2013	-0.62%			0.86%
Diversified Growth	12/30/2009	0.31%	8.29%		8.43%
Diversified Growth Managed Volatility	10/31/2013	-0.45%			1.81%
Diversified Income	05/15/2012	-0.62%			4.61%
Money Market	03/18/1983	-7.41%	-1.95%	0.16%

		For Contracts without Surrender Charge
Division	Effective Date	One Year	Five Years	Ten Years	Since Inception
Diversified Balanced	12/30/2009	5.89%	7.31%		7.31%
Diversified Balanced Managed Volatility	10/31/2013	5.38%			5.97%
Diversified Growth	12/30/2009	6.31%	8.72%		8.71%
Diversified Growth Managed Volatility	10/31/2013	5.55%			6.92%
Diversified Income	05/15/2012	5.38%			6.35%
Money Market	03/18/1983	-1.41%	-1.31%	0.16%

TAXATION UNDER CERTAIN RETIREMENT PLANS
INDIVIDUAL RETIREMENT ANNUITIES
Contributions. Individuals may make contributions for individual retirement annuity (IRA) contracts. Individuals may make deductible contributions (for any year) up to the lesser of the amount shown in the chart or 100% of compensation.
Individuals age 50 or over are also permitted to make additional “catch-up” contributions. The additional contribution is $1,000 in 2014 and 2015.
Such individuals may establish a traditional IRA for a non-working spouse (if they file a joint return). The annual contribution for both spouses’ contracts cannot exceed the lesser of the amount shown in the chart or 100% of the working spouse’s compensation. No more than the individual IRA limit may be contributed to either spouse’s IRA for any year.

IRA- Maximum Annual Contribution
Year	Individual IRA	Individual IRA + Spousal IRA
2014	$5,500	$11,000
2015	$5,500	$11,000
For succeeding years, limits are indexed to inflation.
Contributions may be tax deductible. If an individual and his/her spouse do not participate in a qualified retirement plan, the contributions to an IRA are fully tax deductible regardless of income. If an individual is an active participant in a qualified retirement plan, his/her ability to deduct the contributions depends upon his/her income level.
For individuals who are not active participants but whose spouses are, deductibility of traditional IRA contributions is phased out if the couple files a joint return and the Adjusted Gross Income is between $183,000 and $193,000 in 2015.

Deductibility of Traditional IRA Contributions for Active Participants
Married Individuals (Filing Jointly)			Single Individual
Year	Limited Deduction	No Deduction	Year	Limited Deduction	No Deduction
2014	$96,000	$116,000	2014	$60,000	$70,000
2015	$98,000	$118,000	2015	$61,000	$71,000
An individual may make non-deductible IRA contributions to the extent of the excess of:
(1) The lesser of maximum annual contribution or 100% of compensation, over
(2) The IRA deductible contributions made with respect to the individual.
A person whose filing status is "married, filing separately" may not make a full Traditional IRA deductible contribution, unless the couple are separated and have been living apart for the entire year. Only a partial deductible contribution is allowed if the Modified Adjusted Gross Income is less than $10,000.
An individual may not make any contribution to his/her own IRA for the year in which he/she reaches age 70 ½ or for any year thereafter.
Taxation of Distributions. Distributions from IRA Contracts are taxed as ordinary income to the recipient, although special rules exist for the tax-free return of non-deductible contributions. In addition, taxable distributions received under an IRA Contract prior to age 59 ½ are subject to a 10% penalty tax in addition to regular income tax. Exempted from this 10% tax penalty are the following distributions: death; disability; if the distribution is paid as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's designated Beneficiary; distributions to pay medical expenses; distributions for medical insurance premiums after losing job; distributions for first-time home purchases (up to $10,000) and distributions for higher education expenses and distributions for certain natural disaster victims.

Required Distributions. Generally, distributions from IRA Contracts must commence not later than April 1 of the calendar year following the calendar year in which the owner attains age 70 ½, and such distributions must be made over a period that does not exceed the uniform life distribution period established by the IRS. A penalty tax of 50% may be imposed on any amount by which the minimum required distribution in any year exceeded the amount actually distributed in that year. In addition, in the event that the owner dies before his or her entire interest in the Contract has been distributed, the owner’s entire interest must be distributed in accordance with rules similar to those applicable upon the death of the Contract Owner in the case of a non-qualified Contract, as described in the Prospectus.
Tax-Free Rollovers. The Internal Revenue Code (the “Code”) permits the taxable portion of funds to be transferred in a tax-free rollover from a qualified retirement plan, tax-deferred annuity plan or governmental 457(b) plan to an IRA Contract if certain conditions are met, and if the rollover of assets is completed within 60 days after the distribution from the qualified plan is received. A direct rollover of funds may avoid a 20% federal tax withholding generally applicable to qualified plans, tax-deferred annuity plan, or governmental 457(b) plan distributions. In addition, not more frequently than once every twelve months, an individual may execute one tax-free rollover from one IRA to another, subject to the 60-day limitation and other requirements. The once-per-year limitation on rollovers does not apply to direct transfers of funds between IRA custodians or trustees or to Roth IRA conversions.
SIMPLIFIED EMPLOYEE PENSION (SEP) PLANS AND SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION (SAR/SEP) PLANS
Contributions. Under Section 408(k) of the Code, employers may establish a type of IRA plan referred to as a simplified employee pension plan (SEP). Employer contributions to a SEP cannot exceed the lesser of 25% of compensation or $53,000 for 2015.
Employees of certain small employers may have contributions made to the salary reduction simplified employee pension plan (SAR/SEP) on their behalf on a salary reduction basis. The amount that an employee chooses to defer and contribute to the SAR/SEP is referred to as an elective deferral.
These elective deferrals are subject to the same cap as elective deferrals to IRC Section 401(k) plans, see table below. In addition to the elective deferrals, SAR/SEP may permit additional elective deferrals by individuals age 50 or over, referred to as “catch-up contributions”.
No new SAR/SEP are permitted after 1996 for any employer, but those in effect prior to 1997 may continue to operate, receive contributions, and add new employees.
Employees of tax-exempt organizations and state and local government agencies are not eligible for SAR/SEPs.

Salary Reduction Simplified Employee Pension Plan (SAR/SEP)
Year	Elective Deferral	Catch-up Contribution
2014	$17,500	$5,500
2015	$17,500	$6,000
Taxation of Distributions. Generally, distribution payments from SEPs and SAR/SEPs are subject to the same distribution rules described above for IRAs.
Required Distributions. SEPs and SAR/SEPs are subject to the same minimum required distribution rules described above for IRAs.
Tax-Free Rollovers. Generally, rollovers and direct transfers may be made to and from SEPs and SAR/SEPs in the same manner as described above for IRAs, subject to the same conditions and limitations.
SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA)
Contributions. Under Section 408(p) of the Code, employers may establish a type of IRA plan known as a SIMPLE IRA. Employees may have contributions made to the SIMPLE IRA on a salary reduction basis. The amount that an employee chooses to defer and contribute to the SIMPLE IRA is referred to as an elective deferral.
These elective deferrals cannot exceed the amounts shown in the chart. In addition to the elective deferrals, SIMPLE IRA may permit additional elective deferrals by individuals age 50 or over, referred to as “catch-up contributions” in an amount equal to $3,000 for 2015.

Elective contribution amounts made under the salary reduction portions (i.e., those subject to the $12,500 limit in 2015) of a SIMPLE IRA plan are counted in the overall limit on elective deferrals by any individual. For example, an individual under age 50 who defers the maximum of $12,500 to a SIMPLE IRA of one employer and also participates in a 401(k) plan of another employer, would be limited to an elective deferral of $5,500 in 2015 ($18,000 – $12,500) to the 401(k) plan.
The employer generally must match either 100% of the employee’s elective deferral, up to 3% of the employee’s compensation or fixed nonelective contributions of 2% of compensation.

Savings Incentive Match Plan for Employees (SIMPLE IRA)
Year	Elective Deferral	Catch-up Contribution	401(k) Elective Deferral
2014	$12,000	$2,500	$17,500
2015	$12,500	$3,000	$18,000
Taxation of Distributions. Generally, distribution payments from SIMPLE IRAs are subject to the same distribution rules described above for IRAs, except that distributions made within two years of the date of an employee’s first participation in a SIMPLE IRA of an employer are subject to a 25% penalty tax instead of the 10% penalty tax discussed previously.
Required Distributions. SIMPLE IRAs are subject to the same minimum required distribution rules described above for IRAs.
Tax-Free Rollovers. Direct transfers may be made among SIMPLE IRAs in the same manner as described above for IRAs, subject to the same conditions and limitations. Rollovers from SIMPLE IRAs to other types of IRAs and certain qualified plans are permitted after two years have elapsed from the date of an employee’s first participation in a SIMPLE IRA of the employer. Rollovers to SIMPLE IRAs from other plans are not permitted.
ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRA)
Contribution. Under Section 408A of the Code, individuals may contribute to a Roth IRA on his/her own behalf up to the lesser of maximum annual contribution limit as shown in the chart or 100% of compensation. In addition, the contribution must be reduced by the amount of any contributions made to other IRAs for the benefit of the same individual.
Individuals age 50 or over are also permitted to make additional “catch-up” contributions. The additional contribution is $1,000 for 2014 and 2015.

Roth IRA - Maximum Annual Contribution
Year	Individual Roth IRA	Catch-up Contribution
2014	$5,500	$1,000
2015	$5,500	$1,000
For succeeding years, individual Roth IRA limits are indexed for cost-of-living.
For 2015, the maximum contribution is phased out for single taxpayers with adjusted gross income between $116,000 and $131,000 and for joint filers with adjusted gross income between $183,000 and $193,000 (see chart below).

Modified Adjusted Gross Income Limits - 2015
Single	Married Filing Joint	ROTH IRA Contribution
$116,000 or less	$183,000 or less	Full Contribution
$116,000 – $131,000	$183,000 – $193,000	Partial Contribution*
$131,000 & over	$193,000 & over	No Contribution

*	Those entitled to only a partial contribution should check with a tax advisor to determine the allowable contribution.
A person whose filing status is “married, filing separately” may not make a full Roth IRA contribution, unless the couple are separated and have been living apart for the entire year. Only a partial contribution is allowed if the Modified Adjusted Gross Income is less than $10,000.
Taxation of Distribution. Qualified distributions are received income-tax free by the Roth IRA owner, or beneficiary in case of the Roth IRA owner’s death. A qualified distribution is any distribution made after five years if the IRA owner is over age 59½, dies, becomes disabled, or uses the funds for first-time home buyer expenses at the time of distribution. The five-year period for converted amounts begins from the year of the conversion.

(This page left intentionally blank)

Report of Independent Registered Public Accounting Firm
The Board of Directors and Participants
Principal Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Principal Life Insurance Company Separate Account B (“Separate Account”), comprised of subaccounts as listed in the accompanying statements of assets and liabilities, as of December 31, 2014, and the related statements of operations for the year or period then ended, and the statements of changes in net assets for the years or periods ended December 31, 2014 and 2013. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Principal Life Insurance Company Separate Account B at December 31, 2014, the results of its operations for the year or period then ended, and the changes in its net assets for the years or periods ended December 31, 2014 and 2013, in conformity with U.S. generally accepted accounting principles.

/s/Ernst & Young LLP

Des Moines, Iowa
April 29, 2015

Principal Life Insurance Company - Separate Account B

Statements of Assets and Liabilities

December 31, 2014

	AllianceBernstein Small Cap Growth Class A Division	AllianceBernstein Small/Mid Cap Value Class A Division	American Century VP Capital Appreciation Class I Division

Assets
Investments in shares of mutual funds, at market	$4,944,580	$2,320,465	$2,603,507

Liabilities	—	—	—
Net assets	$4,944,580	$2,320,465	$2,603,507

Net assets
Applicable to accumulation units
Bankers Flexible Annuity	$—	$—	$—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	—	—
The Principal Variable Annuity	—	266,096	—
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—	—
Principal Investment Plus Variable Annuity	4,082,426	1,604,388	2,147,021
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	862,154	449,981	456,486
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Total net assets	$4,944,580	$2,320,465	$2,603,507

Investments in shares of mutual funds, at cost	$4,587,741	$2,358,989	$2,353,474
Shares of mutual fund owned	235,793	105,716	165,618
Accumulation units outstanding:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	—	—
The Principal Variable Annuity	—	21,709	—
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—	—
Principal Investment Plus Variable Annuity	158,381	131,078	198,851
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	35,596	37,123	42,453
Principal Lifetime Income Solutions		—	—
Principal Pivot Series Variable Annuity	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—	$—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	—	—
The Principal Variable Annuity	—	12.26	—
The Principal Variable Annuity with Purchase Payment Credit Rider	—	12.14	—
Principal Investment Plus Variable Annuity	25.78	12.24	10.80
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	24.22	12.12	10.75
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Annuitized unit value:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—

See accompanying notes.

	American Century VP Inflation Protection Class II Division					American Funds Insurance Series Blue Chip Income & Growth Fund Class 4 Division

American Century VP Income & Growth Class I Division		American Century VP MidCap Value Class II Division	American Century VP Ultra Class I Division	American Century VP Ultra Class II Division	American Century VP Value Class II Division

$14,435,615	$65,192,081	$5,329,347	$3,695,933	$44,865,140	$18,210,559	$103,521

—	—	—	—	—	—	—
$14,435,615	$65,192,081	$5,329,347	$3,695,933	$44,865,140	$18,210,559	$103,521

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
3,210,398	—	—	—	—	—	—
128,544	—	—	—	—	—	—
11,093,447	—	1,462,326	3,668,823	—	18,121,383	—
3,226	—	—	27,110	—	53,904	—
—	59,045,213	3,204,163	—	39,840,849	—	—
—	6,131,145	662,858	—	5,024,291	—	—
—	—	—	—	—	—	—
—	—	—	—	—	21,234	74,931
—	15,723	—	—	—	14,038	28,590

—	—	—	—	—	—	—
—	—	—	—	—	—	—
$14,435,615	$65,192,081	$5,329,347	$3,695,933	$44,865,140	$18,210,559	$103,521

$9,037,539	$69,642,854	$4,545,534	$2,043,897	$23,459,912	$12,637,215	$104,412
1,427,855	6,274,503	268,481	229,134	2,819,933	1,933,180	7,076

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
174,245	—	—	—	—	—	—
7,737	—	—	—	—	—	—
633,406	—	76,359	233,744	—	852,509	—
200	—	—	1,874	—	2,736	—
—	4,503,766	167,550	—	2,159,444	—	—
—	497,678	35,635	—	289,806	—	—
—	—	—	—	—	—	—
—	—	—	—	—	2,093	7,327
—	1,583	—	—	—	1,385	2,798

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
18.42	—	—	—	—	—	—
16.61	—	—	—	—	—	—
17.51	—	19.15	15.69	—	21.26	—
16.14	—	18.63	14.46	—	19.70	—
—	13.11	19.12	—	18.45	—	—
—	12.32	18.60	—	17.34	—	—
—	—	—	—	—	—	—
—	9.94	—	—	—	10.15	10.23
—	9.93	—	—	—	10.14	10.22

—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

Principal Life Insurance Company - Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2014
	American Funds Insurance Series Global Small Capitalization Fund Class 2 Division	American Funds Insurance Series Global Small Capitalization Fund Class 4 Division	American Funds Insurance Series High-Income Bond Class 2 Division

Assets
Investments in shares of mutual funds, at market	$95,978	$7,865	$210,998

Liabilities	—	—	—
Net assets	$95,978	$7,865	$210,998

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$—	$—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	—	—
The Principal Variable Annuity	95,978	—	210,998
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—	—
Principal Investment Plus Variable Annuity	—	—	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	—	—
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	—	7,865	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Total net assets	$95,978	$7,865	$210,998

Investments in shares of mutual funds, at cost	$96,350	$7,840	$226,336
Shares of mutual fund owned	3,743	303	20,269
Accumulation units outstanding:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	—	—
The Principal Variable Annuity	9,378	—	21,793
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—	—
Principal Investment Plus Variable Annuity	—	—	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	—	—
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	—	798	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—	$—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	—	—
The Principal Variable Annuity	10.23	—	9.69
The Principal Variable Annuity with Purchase Payment Credit Rider	10.20	—	9.65
Principal Investment Plus Variable Annuity	—	—	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	—	—
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	—	9.86	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	9.85	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Annuitized unit value:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—

See accompanying notes.

American Funds Insurance Series Managed Risk Asset Allocation Fund Class P2 Division	American Funds Insurance Series Managed Risk Growth Fund Class P2 Division	American Funds Insurance Series Managed Risk International Fund Class P2 Division	American Funds Insurance Series New World Fund Class 2 Division	American Funds Insurance Series New World Fund Class 4 Division	Balanced Class 1 Division	Bond & Mortgage Securities Class 1 Division

$—	$29,899	$17,896	$152,357	$51,966	$34,954,263	$180,940,143

—	—	—	—	—	—	—
$—	$29,899	$17,896	$152,357	$51,966	$34,954,263	$180,940,143

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	550,062	214,444
—	—	—	—	—	2,934,966	2,668,003
—	—	—	—	—	—	6,037,998
—	—	—	—	—	—	362,523
—	—	—	152,357	—	31,422,320	74,701,608
—	—	—	—	—	46,915	211,459
—	—	—	—	—	—	85,794,405
—	—	—	—	—	—	10,949,703
—	—	—	—	—	—	—
—	29,899	17,896	—	51,966	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
$—	$29,899	$17,896	$152,357	$51,966	$34,954,263	$180,940,143

$—	$30,012	$17,996	$174,741	$52,403	$25,509,534	$171,159,951
—	2,634	1,774	7,418	2,528	1,814,863	15,788,844

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	174,254	79,156
—	—	—	—	—	889,353	941,861
—	—	—	—	—	—	337,521
—	—	—	—	—	—	27,158
—	—	—	16,758	—	1,102,088	3,139,989
—	—	—	—	—	1,791	9,673
—	—	—	—	—	—	3,611,465
—	—	—	—	—	—	501,632
—	—	—	—	—	—	—
—	3,056	1,897	—	5,772	—	—
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	3.16	2.71
—	—	—	—	—	3.30	2.83
—	—	—	—	—	—	17.89
—	—	—	—	—	—	13.35
—	—	—	9.09	—	28.51	23.79
—	—	—	9.06	—	26.20	21.86
—	—	—	—	—	—	23.76
—	—	—	—	—	—	21.83
—	—	—	—	—	—	—
9.91	9.78	9.43	—	9.00	—	—
9.90	9.78	9.43	—	9.00	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

Principal Life Insurance Company - Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2014

	Calvert EAFE International Index Class F Division	Calvert Russell 2000 Small Cap Index Class F Division	Calvert S&P MidCap 400 Index Class F Division

Assets
Investments in shares of mutual funds, at market	$5,480	$21,466	$35,720

Liabilities	—	—	—
Net assets	$5,480	$21,466	$35,720

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$—	$—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	—	—
The Principal Variable Annuity	—	—	—
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—	—
Principal Investment Plus Variable Annuity	—	—	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	—	—
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	—	12,656	25,114
Principal Pivot Series Variable Annuity with Liquidity Max Rider	5,480	8,810	10,606
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Total net assets	$5,480	$21,466	$35,720

Investments in shares of mutual funds, at cost	$5,764	$23,608	$38,543
Shares of mutual fund owned	69	281	367
Accumulation units outstanding:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	—	—
The Principal Variable Annuity	—	—	—
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—	—
Principal Investment Plus Variable Annuity	—	—	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	—	—
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	—	1,208	2,456
Principal Pivot Series Variable Annuity with Liquidity Max Rider	593	841	1,038
Accumulation unit value:
Bankers Flexible Annuity	$—	$—	$—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	—	—
The Principal Variable Annuity	—	—	—
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—	—
Principal Investment Plus Variable Annuity	—	—	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	—	—
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	9.25	10.48	10.23
Principal Pivot Series Variable Annuity with Liquidity Max Rider	9.25	10.47	10.22
Annuitized units outstanding:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Annuitized unit value:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—

See accompanying notes.

Delaware Small Cap Value Service Class Division	Diversified Balanced Class 2 Division	Diversified Balanced Managed Volatility Class 2 Division	Diversified Growth Class 2 Division	Diversified Growth Managed Volatility Class 2 Division	Diversified Income Class 2 Division	Diversified International Class 1 Division

$745,584	$1,011,135,001	$84,544,416	$2,881,637,488	$151,625,281	$168,519,198	$154,008,936

—	—	—	—	—	—	—
$745,584	$1,011,135,001	$84,544,416	$2,881,637,488	$151,625,281	$168,519,198	$154,008,936

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	283,524
—	—	—	—	—	—	3,015,047
—	—	—	—	—	—	2,343,521
—	—	—	—	—	—	454,751
35,503	—	—	—	—	—	96,587,048
1,722	—	—	—	—	—	295,438
567,937	900,939,050	65,148,483	2,644,417,036	120,826,299	152,880,589	44,445,227
140,422	76,840,511	4,132,445	199,270,837	10,644,293	8,641,699	6,584,380
—	33,355,440	15,255,933	37,949,615	20,127,908	6,996,910	—
—	—	7,555	—	26,781	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
$745,584	$1,011,135,001	$84,544,416	$2,881,637,488	$151,625,281	$168,519,198	$154,008,936

$751,835	$848,453,349	$81,731,222	$2,385,832,008	$146,005,627	$157,235,628	$122,946,921
18,602	70,266,504	7,770,627	187,119,317	13,796,659	14,008,246	10,938,135

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	92,648
—	—	—	—	—	—	942,451
—	—	—	—	—	—	138,918
—	—	—	—	—	—	36,724
2,988	—	—	—	—	—	3,555,571
146	—	—	—	—	—	11,837
47,866	63,234,861	6,136,999	173,923,019	11,309,355	12,955,006	1,638,464
11,951	5,557,552	391,915	13,505,234	1,003,060	743,899	264,181
—	2,341,194	1,437,110	2,495,985	1,883,972	592,919	—
—	—	743	—	2,641	—	—
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	3.06
—	—	—	—	—	—	3.20
—	—	—	—	—	—	16.87
—	—	—	—	—	—	12.38
11.88	—	—	—	—	—	27.16
11.77	—	—	—	—	—	24.96
11.87	14.25	10.62	15.20	10.68	11.80	27.13
11.75	13.83	10.54	14.76	10.61	11.62	24.92
—	14.25	10.62	15.20	10.68	11.80	—
—	—	10.16	—	10.14	—	—
—	—	10.16	—	10.14	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

Principal Life Insurance Company - Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2014
	Diversified International Class 2 Division	Dreyfus Investment Portfolio Technology Growth Service Shares Division	DWS Alternative Asset Allocation Class B Division

Assets
Investments in shares of mutual funds, at market	$26,006	$5,040,592	$—

Liabilities	—	—	—
Net assets	$26,006	$5,040,592	$—

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$—	$—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	—	—
The Principal Variable Annuity	—	—	—
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—	—
Principal Investment Plus Variable Annuity	—	4,016,688	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	1,023,904	—
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	26,006	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Total net assets	$26,006	$5,040,592	$—

Investments in shares of mutual funds, at cost	$26,239	$4,319,488	$—
Shares of mutual fund owned	1,833	279,877	—
Accumulation units outstanding:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	—	—
The Principal Variable Annuity	—	—	—
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—	—
Principal Investment Plus Variable Annuity	—	178,164	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	48,332	—
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	2,773	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—	$—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	—	—
The Principal Variable Annuity	—	—	—
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—	—
Principal Investment Plus Variable Annuity	—	22.55	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	21.19	—
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	9.38	—	9.83
Principal Pivot Series Variable Annuity with Liquidity Max Rider	9.37	—	9.82
Annuitized units outstanding:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Annuitized unit value:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—

See accompanying notes.

DWS Equity 500 Index Class B2 Division	DWS Small Mid Cap Value Class B Division	Equity Income Class 1 Division	Equity Income Class 2 Division	Fidelity VIP Contrafund Service Class Division	Fidelity VIP Contrafund Service Class 2 Division	Fidelity VIP Equity-Income Service Class 2 Division

$59,239	$615,048	$258,966,881	$81,145	$48,139,718	$55,141,526	$37,543,510

—	—	—	—	—	—	—
$59,239	$615,048	$258,966,880	$81,145	$48,139,718	$55,141,526	$37,543,510

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	55,837	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	39,503	57,897,951	—	47,938,340	—	25,687,491
—	—	159,802	—	201,378	—	147,067
—	461,364	179,749,113	—	—	48,873,294	9,829,292
—	114,181	21,104,177	—	—	6,141,255	1,879,660
—	—	—	—	—	—	—
17,464	—	—	59,800	—	100,619	—
41,775	—	—	21,345	—	26,358	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
$59,239	$615,048	$258,966,880	$81,145	$48,139,718	$55,141,526	$37,543,510

$58,463	$583,254	$179,421,258	$79,811	$32,847,200	$34,273,234	$32,126,422
2,904	34,612	11,200,990	3,534	1,293,036	1,502,494	1,575,472

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	28,395	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	3,344	3,866,826	—	2,015,034	—	1,441,966
—	—	11,197	—	9,213	—	8,906
—	39,112	12,022,063	—	—	2,136,393	552,596
—	9,774	1,480,866	—	—	285,686	113,995
—	—	—	—	—	—	—
1,704	—	—	5,845	—	9,898	—
4,079	—	—	2,088	—	2,595	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	1.97	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	11.81	14.97	—	23.79	—	17.81
—	11.70	14.27	—	21.86	—	16.51
—	11.80	14.95	—	—	22.88	17.79
—	11.68	14.25	—	—	21.50	16.49
—	—	—	—	—	—	—
10.25	10.09	—	10.23	—	10.17	—
10.24	10.08	—	10.22	—	10.16	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

Principal Life Insurance Company - Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2014

	Fidelity VIP Growth Service Class Division	Fidelity VIP Growth Service Class 2 Division	Fidelity VIP Mid Cap Service Class Division

Assets
Investments in shares of mutual funds, at market	$15,184,681	$9,441,585	$71,177

Liabilities	—	—	—
Net assets	$15,184,681	$9,441,585	$71,177

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$—	$—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	—	71,177
The Principal Variable Annuity	15,158,337	—	—
The Principal Variable Annuity with Purchase Payment Credit Rider	26,344	—	—
Principal Investment Plus Variable Annuity	—	7,636,342	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	1,805,243	—
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Total net assets	$15,184,681	$9,441,585	$71,177

Investments in shares of mutual funds, at cost	$9,715,036	$6,172,918	$70,374
Shares of mutual fund owned	239,809	150,344	1,901
Accumulation units outstanding:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	—	6,676
The Principal Variable Annuity	1,035,058	—	—
The Principal Variable Annuity with Purchase Payment Credit Rider	1,958	—	—
Principal Investment Plus Variable Annuity	—	384,395	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	96,705	—
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—	$—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	—	10.66
The Principal Variable Annuity	14.64	—	—
The Principal Variable Annuity with Purchase Payment Credit Rider	13.46	—	—
Principal Investment Plus Variable Annuity	—	19.87	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	18.67	—
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Annuitized unit value:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—

See accompanying notes.

Fidelity VIP Mid Cap Service Class 2 Division	Fidelity VIP Overseas Service Class 2 Division	Franklin Global Real Estate VIP Class 2 Division	Franklin Rising Dividends VIP Class 4 Division	Franklin Small Cap Value VIP Class 2 Division	Goldman Sachs VIT Mid Cap Value Institutional Shares Division	Goldman Sachs VIT Mid Cap Value Service Shares Division

$17,955,535	$37,741,368	$41,510	$71,380	$3,577,341	$18,542,627	$17,462

—	—	—	—	—	—	—
$17,955,535	$37,741,368	$41,510	$71,380	$3,577,341	$18,542,627	$17,462

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	193,426	166,504	—
—	—	—	—	5,747	—	—
15,658,678	32,486,844	—	—	3,000,102	16,002,633	—
2,140,462	5,250,276	—	—	378,066	2,373,490	—
—	—	—	—	—	—	—
142,684	1,464	15,998	10,234	—	—	10,007
13,711	2,784	25,512	61,146	—	—	7,455

—	—	—	—	—	—	—
—	—	—	—	—	—	—
$17,955,535	$37,741,368	$41,510	$71,380	$3,577,341	$18,542,627	$17,462

$15,631,033	$29,302,241	$41,441	$70,785	$3,345,344	$16,370,949	$17,455
487,392	2,034,575	2,603	2,445	160,275	1,063,834	1,001

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	10,294	6,846	—
—	—	—	—	315	—	—
603,840	2,019,822	—	—	159,896	658,856	—
87,841	347,387	—	—	20,764	103,994	—
—	—	—	—	—	—	—
14,187	155	1,516	989	—	—	976
1,364	295	2,418	5,916	—	—	728

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	18.79	24.32	—
—	—	—	—	18.23	22.86	—
25.94	16.08	—	—	18.76	24.29	—
24.37	15.11	—	—	18.21	22.82	—
—	—	—	—	—	—	—
10.06	9.43	10.56	10.34	—	—	10.25
10.05	9.43	10.55	10.34	—	—	10.24

—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

Principal Life Insurance Company - Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2014
	Goldman Sachs VIT Small Cap Equity Insights Institutional Shares Division	Goldman Sachs VIT Small Cap Equity Insights Service Shares Division	Government & High Quality Bond Class 1 Division

Assets
Investments in shares of mutual funds, at market	$6,977,815	$5,178	$141,358,649

Liabilities	—	—	—
Net assets	$6,977,815	$5,178	$141,358,650

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$—	$—
Pension Builder Plus	—	—	75,530
Pension Builder Plus – Rollover IRA	—	—	32,371
Personal Variable	—	—	156,903
Premier Variable	—	—	2,722,771
Principal Freedom Variable Annuity	—	—	2,734,040
Principal Freedom Variable Annuity 2	—	—	272,007
The Principal Variable Annuity	97,939	—	75,647,716
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—	175,154
Principal Investment Plus Variable Annuity	6,278,479	—	52,011,564
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	601,397	—	7,530,594
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	—	5,178	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Total net assets	$6,977,815	$5,178	$141,358,650

Investments in shares of mutual funds, at cost	$6,360,979	$5,732	$143,197,487
Shares of mutual fund owned	510,447	381	13,540,100
Accumulation units outstanding:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus	—	—	22,861
Pension Builder Plus – Rollover IRA	—	—	8,547
Personal Variable	—	—	59,162
Premier Variable	—	—	977,174
Principal Freedom Variable Annuity	—	—	220,208
Principal Freedom Variable Annuity 2	—	—	22,044
The Principal Variable Annuity	5,329	—	6,248,035
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—	15,007
Principal Investment Plus Variable Annuity	342,105	—	4,302,018
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	34,873	—	646,137
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	—	488	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—	$—
Pension Builder Plus	—	—	3.30
Pension Builder Plus – Rollover IRA	—	—	3.79
Personal Variable	—	—	2.65
Premier Variable	—	—	2.79
Principal Freedom Variable Annuity	—	—	12.42
Principal Freedom Variable Annuity 2	—	—	12.34
The Principal Variable Annuity	18.38	—	12.11
The Principal Variable Annuity with Purchase Payment Credit Rider	17.27	—	11.67
Principal Investment Plus Variable Annuity	18.35	—	12.09
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	17.25	—	11.65
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	—	10.62	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	10.61	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	8,547
Annuitized unit value:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—

See accompanying notes.

Government & High Quality Bond Class 2 Division	Guggenheim Floating Rate Strategies Series F Division	Guggenheim Investments Global Managed Futures Strategy Division	Guggenheim Investments Long Short Equity Division	Guggenheim Investments Multi-Hedge Strategies Division	Guggenheim Macro Opportunities Series M Division	International Emerging Markets Class 1 Division

$19,924	$12,908	$21.331	$42,859	$7,869	$—	$64,254,651

—	—	—	—	—	—	—
$19,924	$12,908	$21.331	$42,859	$7,869	$—	$64,254,651

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	428,963
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	26,768,311
—	—	—	—	—	—	233,393
—	—	—	—	—	—	31,934,017
—	—	—	—	—	—	4,889,967
—	—	—	—	—	—	—
11,870	2,242	21,331	37,393	4,194	—	—
8,054	10,666	—	5,466	3,675	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
$19,924	$12,908	$21,331	$42,859	$7,869	$—	$64,254,651

$19,906	$12,983	$20,994	$42,859	$7,754	$—	$65,784,618
1,907	492	1,022	2,842	330	—	4,224,501

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	118,613
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	841,063
—	—	—	—	—	—	7,981
—	—	—	—	—	—	1,004,867
—	—	—	—	—	—	167,468
—	—	—	—	—	—	—
1,173	226	1,984	3,580	409	—	—
796	1,074	—	524	358	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	3.62
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	31.82
—	—	—	—	—	—	29.24
—	—	—	—	—	—	31.78
—	—	—	—	—	—	29.20
—	—	—	—	—	—	—
10.12	9.94	10.75	10.45	10.26	10.06	—
10.12	9.93	10.74	10.44	10.25	10.05	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

Principal Life Insurance Company - Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2014

	Invesco American Franchise Series I Division	Invesco Balanced-Risk Allocation Series II Division	Invesco Core Equity Series I Division

Assets
Investments in shares of mutual funds, at market	$4,607,004	$—	$21,496,633

Liabilities	—	—	—
Net assets	$4,607,004	$—	$21,496,633

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$—	$—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	—	—
The Principal Variable Annuity	4,589,585	—	21,487,012
The Principal Variable Annuity with Purchase Payment Credit Rider	17,419	—	9,621
Principal Investment Plus Variable Annuity	—	—	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	—	—
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Total net assets	$4,607,004	$—	$21,496,633

Investments in shares of mutual funds, at cost	$3,182,485	$—	$13,682,968
Shares of mutual fund owned	83,947	—	524,180
Accumulation units outstanding:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	—	—
The Principal Variable Annuity	320,260	—	1,368,655
The Principal Variable Annuity with Purchase Payment Credit Rider	1,235	—	667
Principal Investment Plus Variable Annuity	—	—	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	—	—
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—	$—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	—	—
The Principal Variable Annuity	14.33	—	15.70
The Principal Variable Annuity with Purchase Payment Credit Rider	14.10	—	14.42
Principal Investment Plus Variable Annuity	—	—	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	—	—
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	—	10.08	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	10.08	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Annuitized unit value:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—

See accompanying notes.

Invesco Global Health Care Series I Division	Invesco Global Health Care Series II Division	Invesco International Growth Series I Division	Invesco International Growth Series II Division	Invesco Mid Cap Growth Series I Division	Invesco Small Cap Equity Series I Division	Invesco Technology Series I Division

$10,917,261	$71,400	$10,425,490	$32,230	$1,553,721	$9,327,320	$3,772,446

—	—	—	—	—	—	—
$10,917,261	$71,400	$10,425,490	$32,230	$1,553,721	$9,327,320	$3,772,446

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
10,854,882	—	—	—	1,505,029	2,818,107	3,750,932
62,379	—	—	—	48,692	21,479	21,514
—	—	9,468,131	—	—	5,606,492	—
—	—	957,359	—	—	881,242	—
—	—	—	—	—	—	—
—	66,990	—	26,583	—	—	—
—	4,410	—	5,647	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
$10,917,261	$71,400	$10,425,490	$32,230	$1,553,721	$9,327,320	$3,772,446

$6,793,229	$71,797	$9,230,540	$32,306	$389,552	$7,587,132	$3,159,289
323,187	2,177	298,982	936	268,810	394,557	191,010

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
482,186	—	—	—	106,512	122,382	408,638
3,007	—	—	—	3,502	993	2,544
—	—	852,944	—	—	243,845	—
—	—	89,745	—	—	40,789	—
—	—	—	—	—	—	—
—	6,479	—	2,766	—	—	—
—	427	—	588	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
22.51	—	—	—	14.13	23.03	9.18
20.74	—	—	—	13.90	21.64	8.46
—	—	11.10	—	—	22.99	—
—	—	10.67	—	—	21.61	—
—	—	—	—	—	—	—
—	10.34	—	9.61	—	—	—
—	10.33	—	9.60	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

Principal Life Insurance Company - Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2014

	Invesco Value Opportunities Series I Division	Janus Aspen Enterprise Service Shares Division	Janus Aspen Flexible Bond Service Shares Division

Assets
Investments in shares of mutual funds, at market	$5,347,559	$9,503,129	$72,658

Liabilities	—	—	—
Net assets	$5,347,559	$9,503,129	$72,658

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$—	$—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	—	—
The Principal Variable Annuity	—	9,440,460	—
The Principal Variable Annuity with Purchase Payment Credit Rider	—	62,669	—
Principal Investment Plus Variable Annuity	4,575,116	—	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	772,443	—	—
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	—	—	24,203
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	48,455
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Total net assets	$5,347,559	$9,503,129	$72,658

Investments in shares of mutual funds, at cost	$3,649,084	$5,002,811	$72,735
Shares of mutual fund owned	543,451	160,363	5,598
Accumulation units outstanding:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	—	—
The Principal Variable Annuity	—	638,080	—
The Principal Variable Annuity with Purchase Payment Credit Rider	—	4,610	—
Principal Investment Plus Variable Annuity	305,103	—	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	54,820	—	—
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	—	—	2,408
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	4,825
Accumulation unit value:
Bankers Flexible Annuity	$—	$—	$—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	—	—
The Principal Variable Annuity	—	14.79	—
The Principal Variable Annuity with Purchase Payment Credit Rider	—	13.59	—
Principal Investment Plus Variable Annuity	15.00	—	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	14.09	—	—
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	—	—	10.05
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	10.04
Annuitized units outstanding:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Annuitized unit value:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—

See accompanying notes.

LargeCap Blend II Class 1 Division	LargeCap Blend II Class 2 Division	LargeCap Growth Class 1 Division	LargeCap Growth Class 2 Division	LargeCap Growth I Class 1 Division	LargeCap S&P 500 Index Class 1 Division	LargeCap Value Class 1 Division

$118,690,704	$—	$53,469,496	$5,974	$109,225,666	$102,363,487	$91,485,357

—	—	—	—	—	—	—
$118,690,704	$—	$53,469,495	$5,974	$109,225,666	$102,363,487	$91,485,357

$—	$—	$—	$—	$—	$—	$901,394
—	—	—	—	—	—	2,172,625
—	—	—	—	—	—	112,254
—	—	774,712	—	—	—	353,074
—	—	4,250,492	—	480,796	327,958	6,354,081
—	—	—	—	1,733,168	8,796,671	2,942,737
—	—	—	—	187,729	538,761	367,031
41,648,973	—	34,559,321	—	88,625,941	49,318,934	59,370,502
65,517	—	69,963	—	99,682	159,649	28,925
68,321,071	—	11,302,092	—	16,167,279	38,192,637	15,491,489
8,655,143	—	2,512,915	—	1,931,071	5,028,877	3,277,243
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	5,974	—	—	—

—	—	—	—	—	—	(6)
—	—	—	—	—	—	114,008
$118,690,704	$—	$53,469,495	$5,974	$109,225,666	$102,363,487	$91,485,357

$81,508,866	$—	$34,635,612	$6,047	$78,742,999	$62,432,717	$76,841,725
10,702,498	—	2,173,557	244	3,805,772	6,996,821	2,706,668

—	—	—	—	—	—	14,702
—	—	—	—	—	—	223,361
—	—	—	—	—	—	9,622
—	—	244,464	—	—	—	70,148
—	—	1,282,924	—	232,508	164,719	1,201,666
—	—	—	—	97,383	512,917	171,511
—	—	—	—	10,629	31,142	23,378
2,143,051	—	1,181,047	—	1,616,063	3,063,992	1,490,438
3,637	—	2,602	—	1,978	10,795	790
3,520,453	—	386,818	—	295,225	2,376,213	389,455
481,103	—	93,606	—	38,379	340,524	89,669
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	591	—	—	—

$—	$—	$—	$—	$—	$—	$61.32
—	—	—	—	—	—	9.73
—	—	—	—	—	—	11.67
—	—	3.17	—	—	—	5.03
—	—	3.31	—	2.07	1.99	5.29
—	—	—	—	17.80	17.15	17.16
—	—	—	—	17.66	17.30	15.70
19.43	—	29.26	—	54.84	16.10	39.83
18.02	—	26.88	—	50.39	14.79	36.60
19.41	—	29.22	—	54.76	16.07	39.78
17.99	—	26.85	—	50.32	14.77	36.55
—	—	—	—	—	—	—
—	10.13	—	10.12	—	—	—
—	10.12	—	10.11	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	9,773

—	—	—	—	—	—	61.32
—	—	—	—	—	—	11.67

Principal Life Insurance Company - Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2014

	MFS VIT International Value Service Class Division	MFS VIT New Discovery Service Class Division	MFS VIT Utilities Service Class Division

Assets
Investments in shares of mutual funds, at market	$61,084	$943,807	$12,181,402

Liabilities	—	—	—
Net assets	$61,084	$943,807	$12,181,402

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$—	$—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	—	—
The Principal Variable Annuity	—	221,490	—
The Principal Variable Annuity with Purchase Payment Credit Rider	—	5,765	—
Principal Investment Plus Variable Annuity	—	604,871	10,306,073
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	111,681	1,728,089
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	57,608	—	110,525
Principal Pivot Series Variable Annuity with Liquidity Max Rider	3,476	—	36,715
Applicable to contracts in annuitization period:	—
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Total net assets	$61,084	$943,807	$12,181,402

Investments in shares of mutual funds, at cost	$61,667	$1,113,730	$11,446,994
Shares of mutual fund owned	2,849	61,687	363,841
Accumulation units outstanding:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	—	—
The Principal Variable Annuity	—	20,488	—
The Principal Variable Annuity with Purchase Payment Credit Rider	—	539	—
Principal Investment Plus Variable Annuity	—	56,031	456,080
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	10,447	79,101
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	5,858	—	11,274
Principal Pivot Series Variable Annuity with Liquidity Max Rider	354	—	3,748
Accumulation unit value:
Bankers Flexible Annuity	$—	$—	$—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	—	—
The Principal Variable Annuity	—	10.81	—
The Principal Variable Annuity with Purchase Payment Credit Rider	—	10.71	—
Principal Investment Plus Variable Annuity	—	10.80	22.60
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	10.69	21.85
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	9.83	—	9.80
Principal Pivot Series Variable Annuity with Liquidity Max Rider	9.83	—	9.80
Annuitized units outstanding:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Annuitized unit value:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—

See accompanying notes.

MFS VIT Value Service Class Division	MidCap Class 1 Division	Money Market Class 1 Division	Money Market Class 2 Division	Neuberger Berman AMT Large Cap Value I Class Division	Neuberger Berman AMT Small-Cap Growth S Class Division	Neuberger Berman AMT Socially Responsive I Class Division

$5,175,047	$389,291,120	$55,230,360	$217,310	$5,241,195	$3,087,692	$6,077,273

—	—	—	—	—	—	—
$5,175,047	$389,291,120	$55,230,360	$217,310	$5,241,195	$3,087,692	$6,077,273

$—	$—	$—	$—	$—	$—	$—
—	—	95,763	—	—	—	—
—	—	1	—	—	—	—
—	1,108,009	475,529	—	—	—	—
—	6,977,891	4,299,647	—	—	—	—
—	9,751,806	1,695,142	—	—	—	—
—	700,361	222,735	—	—	—	—
—	226,683,020	24,287,406	—	—	—	—
—	630,448	30,673	—	—	—	—
4,368,519	126,963,940	21,374,104	—	4,718,383	2,492,195	5,196,101
806,528	16,475,645	2,624,616	—	522,812	595,497	881,172
—	—	124,744	—	—	—	—
—	—	—	217,310	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
$5,175,047	$389,291,120	$55,230,360	$217,310	$5,241,195	$3,087,692	$6,077,273

$4,291,602	$238,836,309	$55,230,360	$217,310	$3,658,318	$2,310,156	$3,930,003
258,107	6,403,868	55,230,360	217,310	319,780	172,208	254,492

—	—	—	—	—	—	—
—	—	44,972	—	—	—	—
—	—	—	—	—	—	—
—	122,417	298,716	—	—	—	—
—	737,304	2,568,603	—	—	—	—
—	219,342	142,508	—	—	—	—
—	29,057	21,636	—	—	—	—
—	2,777,142	1,806,788	—	—	—	—
—	8,406	2,483	—	—	—	—
200,153	1,557,678	1,592,459	—	246,607	164,299	245,886
38,222	219,991	212,819	—	29,079	41,779	44,375
—	—	9,295	—	—	—	—
—	—	—	21,802	—	—	—
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	2.13	—	—	—	—
—	—	—	—	—	—	—
—	9.05	1.59	—	—	—	—
—	9.46	1.67	—	—	—	—
—	44.46	11.89	—	—	—	—
—	24.10	10.32	—	—	—	—
—	81.62	13.44	—	—	—	—
—	75.00	12.35	—	—	—	—
21.83	81.51	13.42	—	19.13	15.17	21.13
21.10	74.89	12.33	—	17.98	14.25	19.86
—	—	13.42	—	—	—	—
—	—	—	9.97	—	—	—
—	—	—	9.96	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

Principal Life Insurance Company - Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2014

	Oppenheimer Main Street Small Cap Service Shares Division	PIMCO All Asset Administrative Class Division	PIMCO High Yield Administrative Class Division

Assets
Investments in shares of mutual funds, at market	$658,213	$5,246,587	$16,014,793

Liabilities	—	—	—
Net assets	$658,213	$5,246,587	$16,014,793

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$—	$—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	—	—
The Principal Variable Annuity	656,447	—	—
The Principal Variable Annuity with Purchase Payment Credit Rider	1,766	—	—
Principal Investment Plus Variable Annuity	—	4,722,314	14,538,298
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	524,273	1,456,546
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	—	—	1,944
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	18,005
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Total net assets	$658,213	$5,246,587	$16,014,793

Investments in shares of mutual funds, at cost	$662,330	$5,729,392	$16,341,183
Shares of mutual fund owned	25,065	506,427	2,024,626
Accumulation units outstanding:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	—	—
The Principal Variable Annuity	51,640	—	—
The Principal Variable Annuity with Purchase Payment Credit Rider	140	—	—
Principal Investment Plus Variable Annuity	—	328,397	1,049,667
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	37,712	108,367
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	—	—	197
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	1,823
Accumulation unit value:
Bankers Flexible Annuity	$—	$—	$—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	—	—
The Principal Variable Annuity	12.71	—	—
The Principal Variable Annuity with Purchase Payment Credit Rider	12.59	—	—
Principal Investment Plus Variable Annuity	—	14.38	13.86
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	13.90	13.45
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	—	—	9.88
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	9.88
Annuitized units outstanding:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Annuitized unit value:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—

See accompanying notes.

PIMCO Total Return Administrative Class Division	Principal Capital Appreciation Class 1 Division	Principal Capital Appreciation Class 2 Division	Principal LifeTime Strategic Income Class 1 Division	Principal LifeTime 2010 Class 1 Division	Principal LifeTime 2020 Class 1 Division	Principal LifeTime 2030 Class 1 Division

$29,159,222	$18,505,464	$192,372	$21,738,392	$33,742,664	$143,694,951	$73,233,074

—	—	—	—	—	—	—
$29,159,222	$18,505,464	$192,372	$21,738,392	$33,742,664	$143,694,951	$73,233,074

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	46,437	—	777,981	1,529,479	4,709,130	2,925,229
—	—	—	3,508,882	1,942,472	5,223,151	2,082,336
—	—	—	48,538	—	—	—
27,084,861	15,030,987	—	15,427,899	28,776,857	117,194,099	56,992,820
2,038,999	3,428,040	—	1,975,092	1,493,856	16,568,571	11,232,689
—	—	—	—	—	—	—
—	—	192,372	—	—	—	—
35,362	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
$29,159,222	$18,505,464	$192,372	$21,738,392	$33,742,664	$143,694,951	$73,233,074

$29,935,797	$18,381,635	$191,074	$19,225,395	$27,993,252	$116,597,668	$61,337,286
2,603,502	829,469	8,701	1,888,653	2,677,989	10,435,363	5,934,609

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	2,817	—	61,069	113,004	326,250	201,665
—	—	—	249,923	126,672	310,014	123,003
—	—	—	3,678	—	—	—
2,158,504	935,167	—	1,100,408	1,879,636	6,965,432	3,371,186
168,081	223,333	—	149,893	103,821	1,047,796	706,962
—	—	—	—	—	—	—
—	—	18,646	—	—	—	—
3,500	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	16.48	—	12.74	13.54	14.43	14.51
—	—	—	14.04	15.33	16.85	16.93
—	—	—	13.20	14.41	15.84	15.91
12.55	16.07	—	14.02	15.31	16.82	16.91
12.13	15.35	—	13.18	14.39	15.81	15.89
—	—	—	—	—	—	—
10.11	—	10.32	—	—	—	—
10.10	—	10.31	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

Principal Life Insurance Company - Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2014

	Principal LifeTime 2040 Class 1 Division	Principal LifeTime 2050 Class 1 Division	Real Estate Securities Class 1 Division

Assets
Investments in shares of mutual funds, at market	$14,503,892	$8,617,890	$87,932,182

Liabilities	—	—	—
Net assets	$14,503,892	$8,617,890	$87,932,182

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$—	$—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	263,552
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	367,042	168,840	225,446
The Principal Variable Annuity	567,102	353,862	48,624,884
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—	233,279
Principal Investment Plus Variable Annuity	12,415,617	7,176,447	32,059,534
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,154,131	918,741	6,525,487
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Total net assets	$14,503,892	$8,617,890	$87,932,182

Investments in shares of mutual funds, at cost	$12,172,685	$7,375,290	$56,566,011
Shares of mutual fund owned	1,000,268	607,750	3,937,850
Accumulation units outstanding:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	54,232
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	24,755	11,383	12,390
The Principal Variable Annuity	32,197	19,994	935,350
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—	4,884
Principal Investment Plus Variable Annuity	705,872	406,045	617,609
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	69,818	55,311	136,815
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—	$—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	4.86
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	14.83	14.83	18.20
The Principal Variable Annuity	17.61	17.70	51.98
The Principal Variable Annuity with Purchase Payment Credit Rider	16.55	16.63	47.76
Principal Investment Plus Variable Annuity	17.59	17.67	51.91
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	16.53	16.61	47.70
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Annuitized unit value:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—

See accompanying notes.

Real Estate Securities Class 2 Division	Rydex Commodities Strategy Division	Rydex NASDAQ 100 Division	SAM Balanced Portfolio Class 1 Division	SAM Balanced Portfolio Class 2 Division	SAM Conservative Balanced Portfolio Class 1 Division	SAM Conservative Balanced Portfolio Class 2 Division

$180,905	$11,373	$97,315	$687,747,541	$634,173	$168,581,522	$553,159

—	—	—	—	—	—	—
$180,905	$11,373	$97,315	$687,747,541	$634,173	$168,581,522	$553,159

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	304,513	—	—	—
—	—	—	—	—	—	—
—	—	—	1,758,410	—	1,476,168	—
—	—	—	65,708,407	—	17,897,624	—
—	—	—	386,763	—	—	—
—	—	—	551,309,446	—	129,222,136	—
—	—	—	68,280,002	—	19,985,594	—
—	—	—	—	—	—	—
166,400	6,808	97,315	—	547,917	—	244,672
14,505	4,565	—	—	86,256	—	308,487

—	—	—	—	—	—	—
—	—	—	—	—	—	—
$180,905	$11,373	$97,315	$687,747,541	$634,173	$168,581,522	$553,159

$178,979	$13,581	$97,832	$594,998,280	$635,617	$155,510,110	$555,023
8,058	1,588	2,888	41,656,423	38,740	13,379,486	44,324

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	150,628	—	—	—
—	—	—	—	—	—	—
—	—	—	122,305	—	103,779	—
—	—	—	4,679,921	—	1,288,426	—
—	—	—	28,845	—	—	—
—	—	—	39,321,138	—	9,315,838	—
—	—	—	5,099,498	—	1,508,708	—
—	—	—	—	—	—	—
14,612	962	9,463	—	54,569	—	24,371
1,275	645	—	—	8,597	—	30,749

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	2.02	—	—	—
—	—	—	—	—	—	—
—	—	—	14.38	—	14.22	—
—	—	—	14.04	—	13.89	—
—	—	—	13.41	—	13.27	—
—	—	—	14.02	—	13.87	—
—	—	—	13.39	—	13.25	—
—	—	—	—	—	—	—
11.39	7.08	10.28	—	10.04	—	10.04
11.38	7.07	10.28	—	10.03	—	10.03

—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

Principal Life Insurance Company - Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2014

	SAM Conservative Growth Portfolio Class 1 Division	SAM Conservative Growth Portfolio Class 2 Division	SAM Flexible Income Portfolio Class 1 Division

Assets
Investments in shares of mutual funds, at market	$101,757,493	$430,365	$185,235,460

Liabilities	—	—	—
Net assets	$101,757,493	$430,365	$185,235,460

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$—	$—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	1,727,646	—	1,729,151
The Principal Variable Annuity	15,110,946	—	34,435,411
The Principal Variable Annuity with Purchase Payment Credit Rider	102,382	—	69,606
Principal Investment Plus Variable Annuity	68,060,093	—	126,793,331
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	16,756,426	—	22,207,961
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	—	421,082	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	9,283	—
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Total net assets	$101,757,493	$430,365	$185,235,460

Investments in shares of mutual funds, at cost	$87,735,593	$431,052	$177,895,995
Shares of mutual fund owned	5,350,026	22,867	14,011,759
Accumulation units outstanding:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	122,687	—	120,766
The Principal Variable Annuity	1,098,867	—	2,462,743
The Principal Variable Annuity with Purchase Payment Credit Rider	7,796	—	5,213
Principal Investment Plus Variable Annuity	4,956,304	—	9,080,769
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,277,773	—	1,665,469
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	—	41,887	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	924	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—	$—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	—	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	14.08	—	14.32
The Principal Variable Annuity	13.75	—	13.98
The Principal Variable Annuity with Purchase Payment Credit Rider	13.13	—	13.35
Principal Investment Plus Variable Annuity	13.73	—	13.96
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	13.11	—	13.33
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	—	10.05	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	10.05	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Annuitized unit value:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—

See accompanying notes.

SAM Flexible Income Portfolio Class 2 Division	SAM Strategic Growth Portfolio Class 1 Division	SAM Strategic Growth Portfolio Class 2 Division	Short-Term Income Class 1 Division	Short-Term Income Class 2 Division	SmallCap Blend Class 1 Division	SmallCap Growth II Class 1 Division

$418,129	$65,972,384	$624,127	$131,611,548	$93,629	$33,528,364	$30,427,185

—	—	—	—	—	—	—
$418,129	$65,972,384	$624,127	$131,611,548	$93,629	$33,528,364	$30,427,185

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	124,143	77,318
—	—	—	1,594,461	—	3,261,081	958,205
—	948,573	—	82,284	—	73,462	49,949
—	9,689,724	—	20,170,634	—	25,948,021	18,720,163
—	9,476	—	32,571	—	31,830	73,079
—	40,589,476	—	99,252,045	—	3,417,648	9,185,134
—	14,735,135	—	10,479,553	—	672,179	1,363,337
—	—	—	—	—	—	—
20,398	—	608,866	—	14,459	—	—
397,731	—	15,261	—	79,170	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
$418,129	$65,972,384	$624,127	$131,611,548	$93,629	$33,528,364	$30,427,185

$416,848	$56,106,355	$625,267	$130,471,586	$93,706	$22,177,265	$18,884,798
31,870	3,141,542	30,006	50,815,269	36,290	2,396,595	1,556,378

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	57,170	55,578
—	—	—	133,875	—	120,705	58,703
—	67,351	—	6,953	—	4,429	2,994
—	704,522	—	1,736,672	—	1,251,815	1,064,323
—	721	—	2,909	—	1,671	4,522
—	2,955,323	—	8,557,972	—	165,119	522,984
—	1,123,451	—	937,346	—	35,345	84,488
—	—	—	—	—	—	—
2,034	—	60,353	—	1,445	—	—
39,689	—	1,514	—	7,918	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	2.17	1.39
—	—	—	11.91	—	27.02	16.32
—	14.08	—	11.84	—	16.59	16.68
—	13.75	—	11.61	—	20.73	17.59
—	13.13	—	11.20	—	19.05	16.16
—	13.73	—	11.60	—	20.70	17.56
—	13.12	—	11.18	—	19.02	16.14
—	—	—	—	—	—	—
10.03	—	10.09	—	10.01	—	—
10.02	—	10.08	—	10.00	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

Principal Life Insurance Company - Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2014

	SmallCap Growth II Class 2 Division	SmallCap Value I Class 1 Division	SmallCap Value I Class 2 Division

Assets
Investments in shares of mutual funds, at market	$6,829	$72,971,660	$30,106

Liabilities	—	—	—
Net assets	$6,829	$72,971,660	$30,106

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$—	$—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	313,868	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	207,199	—
The Principal Variable Annuity	—	29,355,878	—
The Principal Variable Annuity with Purchase Payment Credit Rider	—	127,642	—
Principal Investment Plus Variable Annuity	—	38,199,231	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	4,767,842	—
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	6,829	—	30,106
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Total net assets	$6,829	$72,971,660	$30,106

Investments in shares of mutual funds, at cost	$6,865	$45,713,059	$29,907
Shares of mutual fund owned	356	3,544,034	1,472
Accumulation units outstanding:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	101,751	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	12,998	—
The Principal Variable Annuity	—	787,119	—
The Principal Variable Annuity with Purchase Payment Credit Rider	—	3,725	—
Principal Investment Plus Variable Annuity	—	1,025,675	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	139,330	—
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	633	—	2,840
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—	$—
Pension Builder Plus	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Personal Variable	—	—	—
Premier Variable	—	3.08	—
Principal Freedom Variable Annuity	—	—	—
Principal Freedom Variable Annuity 2	—	15.94	—
The Principal Variable Annuity	—	37.30	—
The Principal Variable Annuity with Purchase Payment Credit Rider	—	34.27	—
Principal Investment Plus Variable Annuity	—	37.24	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	34.22	—
Principal Lifetime Income Solutions	—	—	—
Principal Pivot Series Variable Annuity	10.80	—	10.60
Principal Pivot Series Variable Annuity with Liquidity Max Rider	10.79	—	10.59
Annuitized units outstanding:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—
Annuitized unit value:
Bankers Flexible Annuity	—	—	—
Pension Builder Plus – Rollover IRA	—	—	—

See accompanying notes.

T. Rowe Price Blue Chip Growth Portfolio II Division	T. Rowe Price Health Sciences Portfolio II Division	Templeton Global Bond VIP Class 4 Division	Templeton Growth VIP Class 2 Division	Van Eck Global Hard Assets Class S Division

$12,612,679	$30,107,162	$67,554	$960,023	$7,087,059

—	—	—	—	—
$12,612,679	$30,107,162	$67,554	$960,023	$7,087,059

$—	$—	$—	$—	$—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	960,023	—
—	—	—	—	—
—	—	—	—	1,505,107
—	—	—	—	1,969
10,698,020	25,338,209	—	—	4,636,210
1,914,659	4,768,953	—	—	834,729
—	—	—	—	—
—	—	14,825	—	96,273
—	—	52,729	—	12,771

—	—	—	—	—
—	—	—	—	—
$12,612,679	$30,107,162	$67,554	$960,023	$7,087,059

$8,498,940	$20,908,380	$68,342	$769,863	$8,461,192
624,699	830,542	3,675	65,710	287,624

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	45,409	—
—	—	—	—	—
—	—	—	—	123,789
—	—	—	—	168
487,904	571,286	—	—	381,855
92,928	114,424	—	—	71,115
—	—	—	—	—
—	—	1,520	—	12,646
—	—	5,412	—	1,679

$—	$—	$—	$—	$—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	21.14	—
—	—	—	—	—
—	—	—	—	12.16
—	—	—	—	11.75
21.93	44.36	—	—	12.14
20.61	41.68	—	—	11.74
—	—	—	—	—
—	—	9.75	—	7.61
—	—	9.74	—	7.61

—	—	—	—	—
—	—	—	—	—

—	—	—	—	—
—	—	—	—	—

Principal Life Insurance Company
Separate Account B

Statements of Operations

December 31, 2014

	AllianceBernstein Small Cap Growth Class A Division	AllianceBernstein Small/Mid Cap Value Class A Division	American Century VP Capital Appreciation Class I Division (1)

Investment income (loss)
Income
Dividends	$—	$13,887	$—

Expenses
Mortality and expense risks	67,486	21,896	22,698
Administrative charges	8,099	2,393	2,738
Separate account rider charges	7,268	2,061	2,262
Net investment income (loss)	(82,853)	(12,463)	(27,698)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	254,764	26,279	21,929
Capital gains distributions	457,169	229,054	—
Total realized gains (losses) on investments	711,933	255,333	21,929

Change in net unrealized appreciation or depreciation of investments	(834,462)	(103,979)	250,033

Net gains (losses) on investments	(205,382)	138,891	244,264

Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	$(205,382)	$138,891	$244,264

(1) Commenced operations April 24, 2014. (2) Commenced operations November 10, 2014. See accompanying notes.

American Century VP Income & Growth Class I Division	American Century VP Inflation Protection Class II Division	American Century VP MidCap Value Class II Division	American Century VP Ultra Class I Division	American Century VP Ultra Class II Division	American Century VP Value Class II Division	American Funds Insurance Series Blue Chip Income & Growth Fund Class 4 Division (2)

$292,182	$909,286	$45,930	$14,572	$119,348	$264,784	$558

167,233	902,991	55,426	47,296	619,483	237,559	32
5,586	108,371	5,342	1,893	74,347	9,505	4
185	59,281	3,753	238	45,825	1,248	—
119,178	(161,357)	(18,591)	(34,855)	(620,307)	16,472	522

811,414	425,744	245,107	330,844	5,452,590	703,639	(235)
—	1,885,718	257,438	—	—	—	—
811,414	2,311,462	502,545	330,844	5,452,590	703,639	(235)

588,288	(569,158)	122,659	5,663	(1,063,112)	1,330,760	(891)

1,518,880	1,580,947	606,613	301,652	3,769,171	2,050,871	(604)

—	—	—	—	—	—	—

$1,518,880	$1,580,947	$606,613	$301,652	$3,769,171	$2,050,871	$(604)

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

December 31, 2014

	American Funds Insurance Series Global Small Capitalization Fund Class 2 Division (1)	American Funds Insurance Series Global Small Capitalization Fund Class 4 Division (2)	American Funds Insurance Series High-Income Bond Class 2 Division (1)

Investment income (loss)
Income
Dividends	$124	$1	$11,462

Expenses
Mortality and expense risks	513	2	1,351
Administrative charges	21	—	54
Separate account rider charges	—	—	—
Net investment income (loss)	(410)	(1)	10,057

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	266	—	(2,174)
Capital gains distributions	150	—	—
Total realized gains (losses) on investments	416	—	(2,174)

Change in net unrealized appreciation or depreciation of investments	(372)	25	(15,338)

Net gains (losses) on investments	(366)	24	(7,455)

Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	$(366)	$24	$(7,455)

(1) Commenced operations May 17, 2014. (2) Commenced operations November 10, 2014. See accompanying notes.

American Funds Insurance Series Managed Risk Asset Allocation Fund Class P2 Division (2)	American Funds Insurance Series Managed Risk Growth Fund Class P2 Division (2)	American Funds Insurance Series Managed Risk International Fund Class P2 Division (2)	American Funds Insurance Series New World Fund Class 2 Division (1)	American Funds Insurance Series New World Fund Class 4 Division (2)	Balanced Class 1 Division	Bond & Mortgage Securities Class 1 Division

$—	$—	$—	$1,543	$375	$615,270	$5,952,369

—	6	3	900	25	419,506	2,349,673
—	1	1	36	4	16,155	194,768
—	—	—	—	—	716	97,428
—	(7)	(4)	607	346	178,893	3,310,500

—	—	—	(1,229)	(632)	1,285,488	(697,163)
—	—	—	4,960	—	—	—
—	—	—	3,731	(632)	1,285,488	(697,163)

—	(113)	(100)	(22,384)	(437)	1,105,685	4,749,114

—	(120)	(104)	(18,046)	(723)	2,570,066	7,362,451

—	—	—	—	—	—	—

$—	$(120)	$(104)	$(18,046)	$(723)	$2,570,066	$7,362,451

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

December 31, 2014

	Calvert EAFE International Index Class F Division (1)	Calvert Russell 2000 Small Cap Index Class F Division (1)	Calvert S&P MidCap 400 Index Class F Division (1)

Investment income (loss)
Income
Dividends	$120	$71	$210

Expenses
Mortality and expense risks	4	18	28
Administrative charges	—	2	4
Separate account rider charges	—	—	—
Net investment income (loss)	116	51	178

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(1)	(1)	—
Capital gains distributions	—	2,375	2,812
Total realized gains (losses) on investments	(1)	2,374	2,812

Change in net unrealized appreciation or depreciation of investments	(284)	(2,142)	(2,823)

Net gains (losses) on investments	(169)	283	167

Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	$(169)	$283	$167

(1) Commenced operations November 10, 2014. See accompanying notes.

Delaware Small Cap Value Service Class Division	Diversified Balanced Class 2 Division	Diversified Balanced Managed Volatility Class 2 Division	Diversified Growth Class 2 Division	Diversified Growth Managed Volatility Class 2 Division	Diversified Income Class 2 Division	Diversified International Class 1 Division

$1,698	$8,430,900	$2,646	$24,839,166	$15,221	$783,964	$3,691,678

7,154	11,710,349	501,209	31,908,827	959,642	1,714,369	2,090,539
825	1,405,406	60,152	3,829,506	115,171	205,749	137,258
665	418,393	12,431	1,079,082	31,995	47,240	60,469
(6,946)	(5,103,248)	(571,146)	(11,978,249)	(1,091,587)	(1,183,394)	1,403,412

7,322	7,126,463	63,848	7,197,606	137,598	2,002,444	2,123,040
43,231	10,099,586	5,293	32,951,679	28,652	824,450	—
50,553	17,226,049	69,141	40,149,285	166,250	2,826,894	2,123,040

(24,718)	41,256,299	2,805,987	129,051,299	5,573,416	5,516,168	(10,768,603)

18,889	53,379,100	2,303,982	157,222,335	4,648,079	7,159,668	(7,242,151)

—	—	—	—	—	—	—

$18,889	$53,379,100	$2,303,982	$157,222,335	$4,648,079	$7,159,668	$(7,242,151)

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

December 31, 2014

	Diversified International Class 2 Division (1)	Dreyfus Investment Portfolio Technology Growth Service Shares Division	DWS Alternative Asset Allocation Class B Division (1)

Investment income (loss)
Income
Dividends	$—	$—	$—

Expenses
Mortality and expense risks	9	60,480	—
Administrative charges	1	7,258	—
Separate account rider charges	—	6,664	—
Net investment income (loss)	(10)	(74,402)	—

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	—	339,304	—
Capital gains distributions	—	262,615	—
Total realized gains (losses) on investments	—	601,919	—

Change in net unrealized appreciation or depreciation of investments	(233)	(337,264)	—

Net gains (losses) on investments	(243)	190,253	—

Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	$(243)	$190,253	$—

(1) Commenced operations November 10, 2014. See accompanying notes.

DWS Equity 500 Index Class B2 Division (1)	DWS Small Mid Cap Value Class B Division	Equity Income Class 1 Division	Equity Income Class 2 Division (1)	Fidelity VIP Contrafund Service Class Division	Fidelity VIP Contrafund Service Class 2 Division	Fidelity VIP Equity-Income Service Class 2 Division

$—	$1,805	$6,443,295	$—	$403,224	$393,828	$983,744

34	5,335	3,434,427	49	613,391	684,809	480,342
4	615	352,825	7	24,538	82,189	30,774
—	492	184,797	—	1,775	44,701	14,953
(38)	(4,637)	2,471,246	(56)	(236,480)	(417,871)	457,675

—	4,319	21,436,943	—	2,426,899	1,591,267	337,882
—	1,919	—	—	943,796	1,096,570	534,938
—	6,238	21,436,943	—	3,370,695	2,687,837	872,820

776	18,717	5,170,721	1,334	1,670,519	2,939,300	1,250,674

738	20,318	29,078,910	1,278	4,804,734	5,209,266	2,581,169

—	—	—	—	—	—	—

$738	$20,318	$29,078,910	$1,278	$4,804,734	$5,209,266	$2,581,169

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

December 31, 2014

	Fidelity VIP Growth Service Class Division	Fidelity VIP Growth Service Class 2 Division	Fidelity VIP Mid Cap Service Class Division (1)

Investment income (loss)
Income
Dividends	$13,941	$—	$113

Expenses
Mortality and expense risks	200,518	110,768	280
Administrative charges	8,022	13,294	—
Separate account rider charges	361	12,387	—
Net investment income (loss)	(194,960)	(136,449)	(167)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	1,066,857	653,557	(2)
Capital gains distributions	—	—	543
Total realized gains (losses) on investments	1,066,857	653,557	541

Change in net unrealized appreciation or depreciation of investments	627,231	258,174	803

Net gains (losses) on investments	1,499,128	775,282	1,177

Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	$1,499,128	$775,282	$1,177

(1) Commenced operations May 17, 2014.
(2) Commenced operations November 10, 2014.
(3) Represented the operations of Franklin Small Cap Value Securities Class 2 Division until May 17, 2014.

See accompanying notes.

Fidelity VIP Mid Cap Service Class 2 Division	Fidelity VIP Overseas Service Class 2 Division	Franklin Global Real Estate VIP Class 2 Division (2)	Franklin Rising Dividends VIP Class 4 Division (2)	Franklin Small Cap Value VIP Class 2 Division (3)	Goldman Sachs VIT Mid Cap Value Institutional Shares Division	Goldman Sachs VIT Mid Cap Value Service Shares Division (2)

$3,376	$425,690	$—	$—	$21,644	$181,922	$74

207,542	512,581	20	41	43,791	228,996	9
24,911	61,517	3	5	5,067	27,354	1
13,248	43,542	—	—	2,529	20.207	—
(242,325)	(191,950)	(23)	(46)	(29,743)	(94,635)	64

537,080	(207,218)	—	502	268,983	748,878	(1,240)
384,657	10,870	—	—	260,997	3,029,537	1,603
921,737	(196,348)	—	502	529,980	3,778,415	363

71,824	(3,762,189)	69	595	(547,683)	(1,635,687)	7

751,236	(4,150,487)	46	1,051	(47,446)	2,048,093	434

—	—	—	—	—	—	—

$751,236	$(4,150,487)	$46	$1,051	$(47,446)	$2,048,093	$434

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

December 31, 2014

	Goldman Sachs VIT Small Cap Equity Insights Institutional Shares Division (1)	Goldman Sachs VIT Small Cap Equity Insights Service Shares Division (2)	Government & High Quality Bond Class 1 Division

Investment income (loss)
Income
Dividends	$52,395	$26	$5,632,839

Expenses
Mortality and expense risks	85,784	4	1,837,475
Administrative charges	10,202	1	134,849
Separate account rider charges	6,067	—	61,629
Net investment income (loss)	(49,658)	21	3,598,886

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	404,975	—	(203,842)
Capital gains distributions	983,827	733	—
Total realized gains (losses) on investments	1,388,802	733	(203,842)

Change in net unrealized appreciation or depreciation of investments	(984,276)	(554)	2,078,450

Net gains (losses) on investments	354,868	200	5,473,494

Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	$354,868	$200	$5,473,494

(1) Represented the operations of Goldman Sachs VIT Structured Small Cap Equity Service Class I Division until May 17, 2014. (2) Commenced operations until November 10, 2014. See accompanying notes.

Government & High Quality Bond Class 2 Division (2)	Guggenheim Floating Rate Strategies Series F Division (2)	Guggenheim Investments Global Managed Future Strategy Division (2)	Guggenheim Investments Long Short Equity Division (2)	Guggenheim Investments Multi-Hedge Strategies Division (2)	Guggenheim Macro Opportunities Series M Division (2)	International Emerging Markets Class 1 Division

$—	$—	$—	$—	$—	$—	$645,301

12	13	5	13	5	1	883,399
2	1	1	2	1	—	74,905
—	—	—	—	—	—	40,626
(14)	(14)	(6)	(15)	(6)	(1)	(353,629)

(12)	—	—	—	—	(6)	(1,258,213)
—	—	—	—	—	—	—
(12)	—	—	—	—	(6)	(1,258,213)

18	(75)	337	—	115	—	(1,840,421)

(8)	(89)	331	(15)	109	(7)	(3,452,263)

—	—	—	—	—	—	—

$(8)	$(89)	$331	$(15)	$109	$(7)	$(3,452,263)

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

December 31, 2014

	Invesco American Franchise Series I Division	Invesco Balanced-Risk Allocation Series II Division (1)	Invesco Core Equity Series I Division

Investment income (loss)
Income
Dividends	$1,979	$—	$188,893

Expenses
Mortality and expense risks	59,321	—	283,309
Administrative charges	2,374	—	11,333
Separate account rider charges	131	—	68
Net investment income (loss)	(59,847)	—	(105,817)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	290,027	—	1,508,836
Capital gains distributions	—	—	105,462
Total realized gains (losses) on investments	290,027	—	1,614,298

Change in net unrealized appreciation or depreciation of investments	76,495	—	(7,629)

Net gains (losses) on investments	306,675	—	1,500,852

Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	$306,675	$—	$1,500,852

(1) Commenced operations November 10, 2014. See accompanying notes.

Invesco Global Health Care Series I Division	Invesco Global Health Care Series II Division (1)	Invesco International Growth Series I Division	Invesco International Growth Series II Division (1)	Invesco Mid Cap Growth Series I Division	Invesco Small Cap Equity Series I Division	Invesco Technology Series I Division

$—	$—	$165,226	$—	$—	$—	$—

129,426	40	121,724	21	20,129	120,110	45,422
5,178	6	14,608	3	806	11,217	1,817
861	—	5,111	—	538	6,257	329
(135,465)	(46)	23,783	(24)	(21,473)	(137,584)	(47,568)

1,138,696	237	337,819	(220)	375,481	811,599	229,883
391,059	—	—	—	—	831,129	310,119
1,529,755	237	337,819	(220)	375,481	1,642,728	540,002

294,532	(397)	(512,905)	(76)	(250,833)	(1,438,151)	(177,191)

1,688,822	(206)	(151,303)	(320)	103,175	66,993	315,243

—	—	—	—	—	—	—

$1,688,822	$(206)	$(151,303)	$(320)	$103,175	$66,993	$315,243

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

December 31, 2014

	Invesco Value Opportunities Series I Division	Janus Aspen Enterprise Service Shares Division	Janus Aspen Flexible Bond Service Shares Division (1)

Investment income (loss)
Income
Dividends	$75,193	$3,172	$384

Expenses
Mortality and expense risks	68,648	116,796	60
Administrative charges	8,239	4,672	8
Separate account rider charges	5,422	418	—
Net investment income (loss)	(7,116)	(118,714)	316

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	357,914	840,446	(260)
Capital gains distributions	—	662,365	—
Total realized gains (losses) on investments	357,914	1,502,811	(260)

Change in net unrealized appreciation or depreciation of investments	(76,879)	(428,379)	(77)

Net gains (losses) on investments	273,919	955,718	(21)

Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	$273,919	$955,718	$(21)

(1) Commenced operations November 10, 2014. See accompanying notes.

LargeCap Blend II Class 1 Division	LargeCap Blend II Class 2 Division (1)	LargeCap Growth Class 1 Division	LargeCap Growth Class 2 Division (1)	LargeCap Growth I Class 1 Division	LargeCap S&P 500 Index Class 1 Division	LargeCap Value Class 1 Division

$1,553,497	$—	$292,664	$—	$130,790	$1,253,552	$2,046,187

1,574,714	—	634,231	7	1,359,557	1,218,528	1,082,261
146,069	—	38,740	1	70,979	86,732	57,964
146,069	—	18,566	—	15,799	36,149	24,572
(248,147)	—	(398,873)	(8)	(1,315,545)	(87,857)	881,390

2,749,207	—	4,042,057	(46)	7,280,733	5,786,595	3,834,804
—	—	—	—	20,386,747	2,239,839	12,377,048
2,749,207	—	4,042,057	(46)	27,667,480	8,026,434	16,211,852

9,029,903	—	1,327,791	(73)	(18,840,451)	3,249,988	(8,506,475)

11,530,963	—	4,970,975	(127)	7,511,484	11,188,565	8,586,767

—	—	—	—	—	—	—

$11,530,963	$—	$4,970,975	$(127)	$7,511,484	$11,188,565	$8,586,767

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

December 31, 2014

	MFS VIT International Value Service Class Division (1)	MFS VIT New Discovery Service Class Division	MFS VIT Utilities Service Class Division

Investment income (loss)
Income
Dividends	$—	$—	$222,043

Expenses
Mortality and expense risks	46	10,522	133,797
Administrative charges	7	1,018	16,060
Separate account rider charges	—	802	9,651
Net investment income (loss)	(53)	(12,342)	62,535

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(233)	(45,072)	552,605
Capital gains distributions	—	198,958	427,991
Total realized gains (losses) on investments	(233)	153,886	980,596

Change in net unrealized appreciation or depreciation of investments	(582)	(212,134)	(93,732)

Net gains (losses) on investments	(868)	(70,590)	949,399

Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	$(868)	$(70,590)	$949,399

(1) Commenced operations November 10, 2014. See accompanying notes.

MFS VIT Value Service Class Division	MidCap Class 1 Division	Money Market Class 1 Division	Money Market Class 2 Division (1)	Neuberger Berman AMT Large Cap Value I Class Division	Neuberger Berman AMT Small-Cap Growth S Class Division	Neuberger Berman AMT Socially Responsive I Class Division

$65,149	$2,000,205	$19	$—	$38,594	$—	$22,788

60,363	4,825,123	683,708	233	66,455	39,956	81,544
7,244	336,448	50,247	35	7,976	4,795	9,786
4,571	134,207	21,466	—	4,211	4,438	6,240
(7,029)	(3,295,573)	(755,402)	(268)	(40,048)	(49,189)	(74,782)

272,320	33,897,048	—	—	396,207	380,243	1,076,131
152,855	34,755,353	—	—	—	280,357	—
425,175	68,652,401	—	—	396,207	660,600	1,076,131

(7,797)	(22,942,508)	—	—	65,815	(569,384)	(496,844)

410,349	42,414,320	(755,402)	(268)	421,974	42,027	504,505

—	—	—	—	—	—	—

$410,349	$42,414,320	$(755,402)	$(268)	$421,974	$42,027	$504,505

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

December 31, 2014

	Oppenheimer Main Street Small Cap Service Shares Division	PIMCO All Asset Administrative Class Division	PIMCO High Yield Administrative Class Division

Investment income (loss)
Income
Dividends	$4,221	$280,007	$835,675

Expenses
Mortality and expense risks	7,683	66,834	197,871
Administrative charges	307	8,021	23,748
Separate account rider charges	14	3,727	9,701
Net investment income (loss)	(3,783)	201,425	604,355

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(298)	(10,798)	79,195
Capital gains distributions	93,683	—	—
Total realized gains (losses) on investments	93,385	(10,798)	79,195

Change in net unrealized appreciation or depreciation of investments	(27,039)	(271,826)	(431,109)

Net gains (losses) on investments	62,563	(81,199)	252,441

Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	$62,563	$(81,199)	$252,441

(1) Commenced operations November 10, 2014. See accompanying notes.

PIMCO Total Return Administrative Class Division	Principal Capital Appreciation Class 1 Division	Principal Capital Appreciation Class 2 Division (1)	Principal LifeTime Strategic Income Class 1 Division	Principal LifeTime 2010 Class 1 Division	Principal LifeTime 2020 Class 1 Division	Principal LifeTime 2030 Class 1 Division

$659,220	$548,129	$—	$569,834	$764,659	$3,680,713	$1,581,273

377,111	217,144	167	282,198	435,959	1,983,509	908,012
45,259	26,008	25	29,366	48,407	226,881	103,191
12,070	19,284	—	14,126	13,369	147,188	67,653
224,780	285,693	(192)	244,144	266,924	1,323,135	502,417

(18,070)	389,106	1	593,959	310,635	3,935,672	2,323,775
—	2,777,041	—	—	—	3,234,566	11,158,103
(18,070)	3,166,147	1	593,959	310,635	7,170,238	13,481,878

629,305	(1,656,566)	1,298	(133,715)	607,302	(1,951,174)	(10,747,978)

836,015	1,795,274	1,107	704,388	1,184,861	6,542,199	3,236,317

—	—	—	—	—	—	—

$836,015	$1,795,274	$1,107	$704,388	$1,184,861	$6,542,199	$3,236,317

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

December 31, 2014

	Principal LifeTime 2040 Class 1 Division	Principal LifeTime 2050 Class 1 Division	Real Estate Securities Class 1 Division

Investment income (loss)
Income
Dividends	$283,536	$189,454	$1,290,021

Expenses
Mortality and expense risks	175,042	107,289	1,003,398
Administrative charges	20,076	12,225	73,815
Separate account rider charges	8,603	6,645	40,002
Net investment income (loss)	79,815	63,295	172,806

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	194,842	178,007	2,192,506
Capital gains distributions	950,286	743,613	—
Total realized gains (losses) on investments	1,145,128	921,620	2,192,506

Change in net unrealized appreciation or depreciation of investments	(574,127)	(587,998)	19,163,492

Net gains (losses) on investments	650,816	396,917	21,528,804

Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	$650,816	$396,917	$21,528,804

(1) Commenced operations November 10, 2014. See accompanying notes.

Real Estate Securities Class 2 Division (1)	Rydex Commodities Strategy Division (1)	Rydex NASDAQ 100 Division (1)	SAM Balanced Portfolio Class 1 Division	SAM Balanced Portfolio Class 2 Division (1)	SAM Conservative Balanced Portfolio Class 1 Division	SAM Conservative Balanced Portfolio Class 2 Division (1)

$—	$—	$—	$19,449,599	$—	$5,172,643	$—

131	13	88	9,152,642	321	2,169,071	122
19	2	13	1,027,666	47	240,028	17
—	—	—	457,946	—	129,305	—
(150)	(15)	(101)	8,811,345	(368)	2,634,239	(139)

585	(1)	—	36,719,553	1	7,981,626	(1)
—	—	—	100,364,250	—	14,699,102	—
585	(1)	—	137,083,803	1	22,680,728	(1)

1,926	(2,208)	(517)	(108,056,045)	(1,444)	(17,320,821)	(1,863)

2,361	(2,224)	(618)	37,839,103	(1,811)	7,994,146	(2,003)

—	—	—	—	—	—	—

$2,361	$(2,224)	$(618)	$37,839,103	$(1,811)	$7,994,146	$(2,003)

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

December 31, 2014

	SAM Conservative Growth Portfolio Class 1 Division	SAM Conservative Growth Portfolio Class 2 Division (1)	SAM Flexible Income Portfolio Class 1 Division

Investment income (loss)
Income
Dividends	$1,737,071	$—	$6,695,294

Expenses
Mortality and expense risks	1,181,179	244	2,314,725
Administrative charges	124,067	36	241,703
Separate account rider charges	96,936	—	145,106
Net investment income (loss)	334,889	(280)	3,993,760

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	3,308,287	—	4,814,188
Capital gains distributions	11,629,521	—	10,352,104
Total realized gains (losses) on investments	14,937,808	—	15,166,292

Change in net unrealized appreciation or depreciation of investments	(9,886,503)	(687)	(11,000,369)

Net gains (losses) on investments	5,386,194	(967)	8,159,683

Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	$5,386,194	$(967)	$8,159,683

(1) Commenced operations November 10, 2014. See accompanying notes.

SAM Flexible Income Portfolio Class 2 Division (1)	SAM Strategic Growth Portfolio Class 1 Division	SAM Strategic Growth Portfolio Class 2 Division (1)	Short-Term Income Class 1 Division	Short-Term Income Class 2 Division (1)	SmallCap Blend Class 1 Division	SmallCap Growth II Class 1 Division

$—	$938,567	$—	$2,358,328	$—	$119,026	$—

284	761,902	412	1,752,524	45	409,307	381,487
34	80,114	61	186,362	6	18,256	25,384
—	83,088	—	91,937	—	4,707	10,033
(318)	13,463	(473)	327,505	(51)	(313,244)	(416,904)

(1)	2,381,192	(3)	997,364	—	2,187,088	2,433,205
—	9,953,221	—	—	—	991,070	—
(1)	12,334,413	(3)	997,364	—	3,178,158	2,433,205

1,281	(8,132,619)	(1,140)	(890,451)	(77)	(1,699,886)	(598,320)

962	4,215,257	(1,616)	434,418	(128)	1,165,028	1,417,981

—	—	—	—	—	—	—

$962	$4,215,257	$(1,616)	$434,418	$(128)	$1,165,028	$1,417,981

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

December 31, 2014

	SmallCap Growth II Class 2 Division (1)	SmallCap Value I Class 1 Division	SmallCap Value I Class 2 Division (1)

Investment income (loss)
Income
Dividends	$—	$567,482	$—

Expenses
Mortality and expense risks	5	951,667	9
Administrative charges	1	83,558	1
Separate account rider charges	—	40,788	—
Net investment income (loss)	(6)	(508,531)	(10)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	360	4,928,938	541
Capital gains distributions	—	8,032,051	—
Total realized gains (losses) on investments	360	12,960,989	541

Change in net unrealized appreciation or depreciation of investments	(36)	(8,377,893)	199

Net gains (losses) on investments	318	4,074,565	730

Payment from affiliate	—	—	—

Net increase (decrease) in net assets resulting from operations	$318	$4,074,565	$730

(1) Commenced operations November 10, 2014. (2) Represented the operations of Templeton Growth Securities Class 2 Division until May 17, 2014. See accompanying notes.

T. Rowe Price Blue Chip Growth Portfolio II Division	T. Rowe Price Health Sciences Portfolio II Division	Templeton Global Bond VIP Class 4 Division (1)	Templeton Growth VIP Class 2 Division (2)	Van Eck Global Hard Assets Class S Division

$—	$—	$—	$13,877	$—

151,010	314,997	62	8,825	109,796
18,123	37,804	8	—	10,985
11,195	26,826	—	—	6,181
(180,328)	(379,627)	(70)	5,052	(126,962)

994,904	2,459,600	(1)	21,912	(449,127)
—	2,172,933	—	—	—
994,904	4,632,533	(1)	21,912	(449,127)

49,729	2,222,956	(788)	(61,483)	(1,185,645)

864,305	6,475,862	(859)	(34,519)	(1,761,734)

—	—	—	—	—

$864,305	$6,475,862	$(859)	$(34,519)	$(1,761,734)

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets

Years ended December 31, 2014 and 2013, except as noted

	AllianceBernstein Small Cap Growth Class A Division

	2014	2013
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(82,853)	$(74,085)
Total realized gains (losses) on investments	711,933	939,697
Change in net unrealized appreciation or depreciation of investments	(834,462)	953,491
Net gains (losses) from investments	(205,382)	1,819,103

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	(205,382)	1,819,103

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	883,376	1,367,497
Administration charges	(575)	(697)
Contingent sales charges	(5,340)	(4,681)
Contract terminations	(515,559)	(329,539)
Death benefit payments	(32,960)	—
Flexible withdrawal option payments	(16,721)	(19,931)
Transfers to other contracts	(1,345,012)	(796,987)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	(1,032,791)	215,662
Total increase (decrease)	(1,238,173)	2,034,765

Net assets at beginning of period	6,182,753	4,147,988
Net assets at end of period	$4,944,580	$6,182,753

(1) Commenced operations May 20, 2013. (2) Commenced operations April 24, 2014. See accompanying notes.

AllianceBernstein Small/Mid Cap Value Class A Division (1)		American Century VP Capital Appreciation Class I Division (2)	American Century VP Income & Growth Class I Division

2014	2013	2014	2014	2013

$(12,463)	$(2,783)	$(27,698)	$119,178	$139,876
255,333	10,666	21,929	811,414	566,865
(103,979)	65,455	250,033	588,288	3,377,547
138,891	73,338	244,264	1,518,880	4,084,288

—	—	—	—	—

138,891	73,338	244,264	1,518,880	4,084,288

1,756,451	1,018,060	3,015,252	624,667	2,135,473
(60)	—	(1,154)	(1,891)	(1,855)
(375)	(4)	(2,204)	(2,062)	(3,559)
(76,395)	(887)	(212,790)	(1,528,791)	(1,879,657)
(10,551)	—	(18,522)	(111,850)	(74,554)
(13,164)	(1,324)	(13,909)	(164,308)	(181,392)
(549,664)	(13,851)	(407,430)	(884,451)	(1,838,559)
—	—	—	—	—
1,106,242	1,001,994	2,359,243	(2,068,686)	(1,844,103)
1,245,133	1,075,332	2,603,507	(549,806)	2,240,185

1,075,332	—	—	14,985,421	12,745,236
$2,320,465	$1,075,332	$2,603,507	$14,435,615	$14,985,421

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

	American Century VP Inflation Protection Class II Division

	2014	2013
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(161,357)	$155,755
Total realized gains (losses) on investments	2,311,462	4,336,669
Change in net unrealized appreciation or depreciation of investments	(569,158)	(12,950,643)
Net gains (losses) from investments	1,580,947	(8,458,219)

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	1,580,947	(8,458,219)

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	13,312,143	25,339,967
Administration charges	(368,840)	(438,184)
Contingent sales charges	(83,724)	(90,331)
Contract terminations	(8,083,732)	(6,359,227)
Death benefit payments	(456,869)	(303,050)
Flexible withdrawal option payments	(2,013,619)	(2,108,167)
Transfers to other contracts	(17,534,228)	(17,902,858)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	(15,228,869)	(1,861,850)
Total increase (decrease)	(13,647,922)	(10,320,069)

Net assets at beginning of period	78,840,003	89,160,072
Net assets at end of period	$65,192,081	$78,840,003

See accompanying notes.

American Century VP MidCap Value Class II Division		American Century VP Ultra Class I Division		American Century VP Ultra Class II Division

2014	2013	2014	2013	2014	2013

$(18,591)	$(9,838)	$(34,855)	$(28,477)	$(620,307)	$(575,059)
502,545	230,648	330,844	296,679	5,452,590	4,590,171
122,659	548,170	5,663	900,103	(1,063,112)	12,826,675
606,613	768,980	301,652	1,168,305	3,769,171	16,841,787

—	—	—	—	—	—

606,613	768,980	301,652	1,168,305	3,769,171	16,841,787

2,495,268	2,001,893	213,536	511,488	6,983,627	5,026,808
(517)	(321)	(846)	(607)	(283,549)	(347,785)
(3,227)	(3,785)	(700)	(1,007)	(65,566)	(64,968)
(446,735)	(450,282)	(567,666)	(513,202)	(6,330,547)	(4,573,711)
(92,761)	(5,577)	(18,560)	(34,953)	(281,760)	(167,401)
(27,075)	(19,048)	(54,106)	(61,911)	(1,480,963)	(1,501,761)
(1,016,734)	(1,069,551)	(276,896)	(684,119)	(11,843,761)	(16,186,129)
—	—	—	—	—	—
908,219	453,329	(705,238)	(784,311)	(13,302,519)	(17,814,947)
1,514,832	1,222,309	(403,586)	383,994	(9,533,348)	(973,160)

3,814,515	2,592,206	4,099,519	3,715,525	54,398,488	55,371,648
$5,329,347	$3,814,515	$3,695,933	$4,099,519	$44,865,140	$54,398,488

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

	American Century VP Value Class II Division

	2014	2013
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$16,472	$34,980
Total realized gains (losses) on investments	703,639	109,311
Change in net unrealized appreciation or depreciation of investments	1,330,760	4,970,892
Net gains (losses) from investments	2,050,871	5,115,183

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	2,050,871	5,115,183

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	1,607,095	2,765,007
Administration charges	(3,393)	(3,991)
Contingent sales charges	(3,965)	(6,457)
Contract terminations	(3,215,888)	(3,291,486)
Death benefit payments	(93,993)	(133,904)
Flexible withdrawal option payments	(216,110)	(215,425)
Transfers to other contracts	(1,627,230)	(3,389,138)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	(3,553,484)	(4,275,394)
Total increase (decrease)	(1,502,613)	839,789

Net assets at beginning of period	19,713,172	18,873,383
Net assets at end of period	$18,210,559	$19,713,172

(1) Commenced operations November 10, 2014. (2) Commenced operations May 17, 2014. See accompanying notes.

American Funds Insurance Series Blue Chip Income & Growth Fund Class 4 Division (1)	American Funds Insurance Series Global Small Capitalization Fund Class 2 Division (2)	American Funds Insurance Series Global Small Capitalization Fund Class 4 Division (1)

2014	2014	2014

$522	$(410)	$(1)
(235)	416	—
(891)	(372)	25
(604)	(366)	24

—	—	—

(604)	(366)	24

104,128	113,699	7,841
(3)	—	—
—	(5)	—
—	(3,834)	—
—	—	—
—	—	—
—	(13,516)	—
—	—	—
104,125	96,344	7,841
103,521	95,978	7,865

—	—	—
$103,521	$95,978	$7,865

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

American Funds Insurance Series High-Income Bond Class 2 Division (1)

2014
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$10,057
Total realized gains (losses) on investments	(2,174)
Change in net unrealized appreciation or depreciation of investments	(15,338)
Net gains (losses) from investments	(7,455)

Payment from affiliate	—

Net increase (decrease) in net assets resulting from operations	(7,455)

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	318,020
Administration charges	(1)
Contingent sales charges	(74)
Contract terminations	(60,154)
Death benefit payments	—
Flexible withdrawal option payments	(1,200)
Transfers to other contracts	(38,138)
Annuity payments	—
Increase (decrease) in net assets from policy related transactions	218,453
Total increase (decrease)	210,998

Net assets at beginning of period	—
Net assets at end of period	$210,998

(1) Commenced operations May 17, 2014. (1) Commenced operations November 10, 2014. See accompanying notes.

American Funds Insurance Series Managed Risk Asset Allocation Fund Class P2 Division (2)	American Funds Insurance Series Managed Risk Growth Fund Class P2 Division (2)	American Funds Insurance Series Managed Risk International Fund Class P2 Division (2)

2014	2014	2014

$—	$(7)	$(4)
—	—	—
—	(113)	(100)
—	(120)	(104)

—	—	—

—	(120)	(104)

—	30,019	18,000
—	—	—
—	—	—
—	—	—
—	—	—
—	—	—
—	—	—
—	—	—
—	30,019	18,000
—	29,899	17,896

—	—	—
$—	$29,899	$17,896

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

American Funds Insurance Series New World Fund Class 2 Division (1)

2014
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$607
Total realized gains (losses) on investments	3,731
Change in net unrealized appreciation or depreciation of investments	(22,384)
Net gains (losses) from investments	(18,046)

Payment from affiliate	—

Net increase (decrease) in net assets resulting from operations	(18,046)

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	176,734
Administration charges	—
Contingent sales charges	(4)
Contract terminations	(3,547)
Death benefit payments	—
Flexible withdrawal option payments	—
Transfers to other contracts	(2,780)
Annuity payments	—
Increase (decrease) in net assets from policy related transactions	170,403
Total increase (decrease)	152,357

Net assets at beginning of period	—
Net assets at end of period	$152,357

(1) Commenced operations May 17, 2014. (2) Commenced operations November 10, 2014. See accompanying notes.

American Funds Insurance Series New World Fund Class 4 Division (2)	Balanced Class 1 Division		Bond & Mortgage Securities Class 1 Division

2014	2014	2013	2014	2013

$346	$178,893	$204,517	$3,310,500	$4,196,792
(632)	1,285,488	840,371	(697,163)	(797,542)
(437)	1,105,685	4,978,572	4,749,114	(8,309,052)
(723)	2,570,066	6,023,460	7,362,451	(4,909,802)

—	—	—	—	—

(723)	2,570,066	6,023,460	7,362,451	(4,909,802)

52,693	1,615,675	2,864,886	27,844,763	39,895,677
(4)	(13,308)	(13,980)	(453,229)	(529,368)
—	(3,904)	(8,253)	(135,527)	(157,531)
—	(3,825,292)	(5,024,275)	(23,038,674)	(25,488,711)
—	(328,687)	(709,236)	(975,504)	(1,190,731)
—	(621,682)	(625,647)	(4,266,564)	(4,632,691)
—	(945,275)	(1,867,013)	(27,083,716)	(37,560,967)
—	—	—	—	—
52,689	(4,122,473)	(5,383,518)	(28,108,451)	(29,664,322)
51,966	(1,552,407)	639,942	(20,746,000)	(34,574,124)

—	36,506,670	35,866,728	201,686,143	236,260,267
$51,966	$34,954,263	$36,506,670	$180,940,143	$201,686,143

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

Calvert EAFE International Index Class F Division (1)

2014
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$116
Total realized gains (losses) on investments	(1)
Change in net unrealized appreciation or depreciation of investments	(284)
Net gains (losses) from investments	(169)

Payment from affiliate	—

Net increase (decrease) in net assets resulting from operations	(169)

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	5,650
Administration charges	(1)
Contingent sales charges	—
Contract terminations	—
Death benefit payments	—
Flexible withdrawal option payments	—
Transfers to other contracts	—
Annuity payments	—
Increase (decrease) in net assets from policy related transactions	5,649
Total increase (decrease)	5,480

Net assets at beginning of period	—
Net assets at end of period	$5,480

(1) Commenced operations November 10, 2014. (2) Commenced operations May 20, 2013. See accompanying notes.

Calvert Russell 2000 Small Cap Index Class F Division (1)	Calvert S&P MidCap 400 Index Class F Division (1)	Delaware Small Cap Value Service Class Division (2)

2014	2014	2014	2013

$51	$178	$(6,946)	$(942)
2,374	2,812	50,553	129
(2,142)	(2,823)	(24,718)	18,467
283	167	18,889	17,654

—	—	—	—

283	167	18,889	17,654

21,184	35,556	805,377	254,157
(1)	(3)	(7)	—
—	—	(415)	(11)
—	—	(44,694)	(763)
—	—	(686)	—
—	—	(2,147)	(94)
—	—	(292,798)	(8,878)
—	—	—	—
21,183	35,553	464,630	244,411
21,466	35,720	483,519	262,065

—	—	262,065	—
$21,466	$35,720	$745,584	$262,065

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

	Diversified Balanced Class 2 Division

	2014	2013
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(5,103,248)	$(7,452,555)
Total realized gains (losses) on investments	17,226,049	13,272,702
Change in net unrealized appreciation or depreciation of investments	41,256,299	71,783,424
Net gains (losses) from investments	53,379,100	77,603,571

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	53,379,100	77,603,571

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	204,475,928	271,823,146
Administration charges	(8,816,823)	(6,857,010)
Contingent sales charges	(321,133)	(225,064)
Contract terminations	(29,923,921)	(15,802,606)
Death benefit payments	(4,446,014)	(1,817,652)
Flexible withdrawal option payments	(11,235,966)	(7,121,027)
Transfers to other contracts	(48,479,767)	(42,819,384)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	101,252,304	197,180,403
Total increase (decrease)	154,631,404	274,783,974

Net assets at beginning of period	856,503,597	581,719,623
Net assets at end of period	$1,011,135,001	$856,503,597

(1) Commenced operations December 2, 2013. See accompanying notes.

Diversified Balanced Managed Volatility Class 2 Division (1)		Diversified Growth Class 2 Division		Diversified Growth Managed Volatility Class 2 Division (1)

2014	2013	2014	2013	2014	2013

$(571,146)	$(442)	$(11,978,249)	$(15,136,825)	$(1,091,587)	$(1,624)
69,141	2	40,149,285	17,790,727	166,250	1,546
2,805,987	7,207	129,051,299	248,211,765	5,573,416	46,239
2,303,982	6,767	157,222,335	250,865,667	4,648,079	46,161

—	—	—	—	—	—

2,303,982	6,767	157,222,335	250,865,667	4,648,079	46,161

85,991,855	870,582	707,153,835	835,748,039	151,901,026	3,935,060
(432,397)	(461)	(24,520,132)	(15,808,785)	(842,149)	(2,022)
(3,771)	—	(663,488)	(503,201)	(11,131)	—
(364,095)	—	(61,042,314)	(35,377,246)	(1,020,805)	—
(83,506)	—	(7,369,365)	(3,080,922)	—	—
(426,709)	—	(23,673,228)	(10,994,748)	(597,960)	—
(3,317,816)	(15)	(67,768,174)	(37,206,902)	(6,430,729)	(249)
—	—	—	—	—	—
81,363,561	870,106	522,117,134	732,776,235	142,998,252	3,932,789
83,667,543	876,873	679,339,469	983,641,902	147,646,331	3,978,950

876,873	—	2,202,298,019	1,218,656,117	3,978,950	—
$84,544,416	$876,873	$2,881,637,488	$2,202,298,019	$151,625,281	$3,978,950

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

	Diversified Income Class 2 Division

	2014	2013
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(1,183,394)	$(1,028,146)
Total realized gains (losses) on investments	2,826,894	930,170
Change in net unrealized appreciation or depreciation of investments	5,516,168	5,186,608
Net gains (losses) from investments	7,159,668	5,088,632

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	7,159,668	5,088,632

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	88,489,565	81,818,875
Administration charges	(1,327,401)	(773,702)
Contingent sales charges	(66,865)	(48,957)
Contract terminations	(5,030,610)	(3,446,527)
Death benefit payments	(307,790)	(24,240)
Flexible withdrawal option payments	(1,893,484)	(835,855)
Transfers to other contracts	(30,584,567)	(24,488,064)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	49,278,848	52,201,530
Total increase (decrease)	56,438,516	57,290,162

Net assets at beginning of period	112,080,682	54,790,520
Net assets at end of period	$168,519,198	$112,080,682

(1) Commenced operations November 10, 2014. See accompanying notes.

Diversified International Class 1 Division		Diversified International Class 2 Division (1)	Dreyfus Investment Portfolio Technology Growth Service Shares Division

2014	2013	2014	2014	2013

$1,403,412	$2,740,914	$(10)	$(74,402)	$(53,308)
2,123,040	(3,372,412)	—	601,919	167,341
(10,768,603)	29,465,643	(233)	(337,264)	901,028
(7,242,151)	28,834,145	(243)	190,253	1,015,061

—	—	—	—	—

(7,242,151)	28,834,145	(243)	190,253	1,015,061

18,781,531	16,841,519	26,250	2,026,813	1,364,853
(131,204)	(152,518)	(1)	(458)	(294)
(78,131)	(108,428)	—	(3,956)	(3,814)
(21,015,046)	(22,904,761)	—	(381,970)	(268,507)
(934,159)	(724,731)	—	(35,378)	—
(1,745,516)	(1,814,928)	—	(33,686)	(31,369)
(16,641,375)	(19,304,059)	—	(1,326,074)	(770,783)
—	—	—	—	—
(21,763,900)	(28,167,906)	26,249	245,291	290,086
(29,006,051)	666,239	26,006	435,544	1,305,147

183,014,987	182,348,748	—	4,605,048	3,299,901
$154,008,936	$183,014,987	$26,006	$5,040,592	$4,605,048

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

DWS Alternative Asset Allocation Class B Division (1)

2014
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$—
Total realized gains (losses) on investments	—
Change in net unrealized appreciation or depreciation of investments	—
Net gains (losses) from investments	—

Payment from affiliate	—

Net increase (decrease) in net assets resulting from operations	—

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	—
Administration charges	—
Contingent sales charges	—
Contract terminations	—
Death benefit payments	—
Flexible withdrawal option payments	—
Transfers to other contracts	—
Annuity payments	—
Increase (decrease) in net assets from policy related transactions	—
Total increase (decrease)	—

Net assets at beginning of period	—
Net assets at end of period	$—

(1) Commenced operations November 10, 2014. (2) Commenced operations May 20, 2013. See accompanying notes.

DWS Equity 500 Index Class B2 Division (1)	DWS Small Mid Cap Value Class B Division (2)		Equity Income Class 1 Division

2014	2014	2013	2014	2013

$(38)	$(4,637)	$(578)	$2,471,246	$4,900,116
—	6,238	(5)	21,436,943	5,435,449
776	18,717	13,077	5,170,721	56,391,519
738	20,318	12,494	29,078,910	66,727,084

—	—	—	—	—

738	20,318	12,494	29,078,910	66,727,084

58,505	469,603	147,241	31,779,340	34,160,205
(4)	—	—	(998,503)	(1,205,871)
—	(145)	—	(262,012)	(259,977)
—	(13,984)	—	(32,445,348)	(25,890,673)
—	—	—	(1,887,061)	(1,497,481)
—	(535)	—	(6,229,853)	(6,334,731)
—	(6,630)	(13,314)	(53,668,427)	(55,096,787)
—	—	—	—	—
58,501	448,309	133,927	(63,711,864)	(56,125,315)
59,239	468,627	146,421	(34,632,954)	10,601,769

—	146,421	—	293,599,834	282,998,065
$59,239	$615,048	$146,421	$258,966,880	$293,599,834

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

Equity Income Class 2 Division (1)

2014
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(56)
Total realized gains (losses) on investments	—
Change in net unrealized appreciation or depreciation of investments	1,334
Net gains (losses) from investments	1,278

Payment from affiliate	—

Net increase (decrease) in net assets resulting from operations	1,278

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	79,875
Administration charges	(8)
Contingent sales charges	—
Contract terminations	—
Death benefit payments	—
Flexible withdrawal option payments	—
Transfers to other contracts	—
Annuity payments	—
Increase (decrease) in net assets from policy related transactions	79,867
Total increase (decrease)	81,145

Net assets at beginning of period	—
Net assets at end of period	$81,145

(1) Commenced operations November 10, 2014. See accompanying notes.

Fidelity VIP Contrafund Service Class Division		Fidelity VIP Contrafund Service Class 2 Division		Fidelity VIP Equity-Income Service Class 2 Division

2014	2013	2014	2013	2014	2013

$(236,480)	$(175,397)	$(417,871)	$(323,190)	$457,675	$330,337
3,370,695	1,496,741	2,687,837	535,422	872,820	2,460,377
1,670,519	11,345,847	2,939,300	13,331,309	1,250,674	6,221,646
4,804,734	12,667,191	5,209,266	13,543,541	2,581,169	9,012,360

—	—	—	—	—	—

4,804,734	12,667,191	5,209,266	13,543,541	2,581,169	9,012,360

2,487,812	3,900,598	9,210,767	6,028,034	3,512,477	5,669,130
(10,159)	(10,810)	(128,019)	(145,409)	(6,690)	(7,870)
(7,420)	(14,910)	(48,448)	(49,561)	(17,558)	(26,544)
(6,018,328)	(7,600,179)	(4,677,758)	(3,489,034)	(4,752,614)	(6,216,860)
(210,974)	(194,550)	(554,403)	(65,325)	(210,028)	(169,676)
(537,444)	(527,386)	(768,536)	(782,597)	(397,723)	(407,039)
(3,444,101)	(4,327,259)	(8,941,072)	(8,374,845)	(2,873,880)	(5,098,409)
—	—	—	—	—	—
(7,740,614)	(8,774,496)	(5,907,469)	(6,878,737)	(4,746,016)	(6,257,268)
(2,935,880)	3,892,695	(698,203)	6,664,804	(2,164,847)	2,755,092

51,075,598	47,182,903	55,839,729	49,174,925	39,708,357	36,953,265
$48,139,718	$51,075,598	$55,141,526	$55,839,729	$37,543,510	$39,708,357

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

	Fidelity VIP Growth Service Class Division

	2014	2013
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(194,960)	$(169,084)
Total realized gains (losses) on investments	1,066,857	457,357
Change in net unrealized appreciation or depreciation of investments	627,231	4,285,177
Net gains (losses) from investments	1,499,128	4,573,450

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	1,499,128	4,573,450

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	754,685	1,182,465
Administration charges	(4,015)	(3,137)
Contingent sales charges	(2,434)	(4,095)
Contract terminations	(1,973,920)	(2,087,351)
Death benefit payments	(269,572)	(123,544)
Flexible withdrawal option payments	(152,175)	(146,602)
Transfers to other contracts	(1,304,407)	(1,301,322)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	(2,951,838)	(2,483,586)
Total increase (decrease)	(1,452,710)	2,089,864

Net assets at beginning of period	16,637,391	14,547,527
Net assets at end of period	$15,184,681	$16,637,391

(1) Commenced operations May 17, 2014. See accompanying notes.

Fidelity VIP Growth Service Class 2 Division		Fidelity VIP Mid Cap Service Class Division (1)	Fidelity VIP Mid Cap Service Class 2 Division

2014	2013	2014	2014	2013

$(136,449)	$(108,034)	$(167)	$(242,325)	$(141,028)
653,557	307,658	541	921,737	2,206,907
258,174	1,986,013	803	71,824	1,625,887
775,282	2,185,637	1,177	751,236	3,691,766

—	—	—	—	—

775,282	2,185,637	1,177	751,236	3,691,766

3,479,922	1,182,478	70,000	5,110,604	3,437,254
(1,314)	(1,216)	—	(1,449)	(1,425)
(11,418)	(10,047)	—	(16,516)	(11,827)
(1,102,425)	(707,295)	—	(1,594,709)	(832,639)
(3,814)	(28,359)	—	(20,631)	(7,359)
(36,420)	(27,687)	—	(102,057)	(85,440)
(2,004,111)	(913,419)	—	(1,494,401)	(1,721,737)
—	—	—	—	—
320,420	(505,545)	70,000	1,880,841	776,827
1,095,702	1,680,092	71,177	2,632,077	4,468,593

8,345,883	6,665,791	—	15,323,458	10,854,865
$9,441,585	$8,345,883	$71,177	$17,955,535	$15,323,458

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

	Fidelity VIP Overseas Service Class 2 Division

	2014	2013
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(191,950)	$(162,246)
Total realized gains (losses) on investments	(196,348)	(1,000,217)
Change in net unrealized appreciation or depreciation of investments	(3,762,189)	12,489,974
Net gains (losses) from investments	(4,150,487)	11,327,511

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	(4,150,487)	11,327,511

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	10,194,179	4,762,307
Administration charges	(160,352)	(195,191)
Contingent sales charges	(49,635)	(50,954)
Contract terminations	(4,792,388)	(3,587,130)
Death benefit payments	(181,974)	(185,766)
Flexible withdrawal option payments	(845,535)	(841,138)
Transfers to other contracts	(8,034,475)	(9,527,285)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	(3,870,180)	(9,625,157)
Total increase (decrease)	(8,020,667)	1,702,354

Net assets at beginning of period	45,762,035	44,059,681
Net assets at end of period	$37,741,368	$45,762,035

(1) Commenced operations November 10, 2014. (2) Represented the operations of Franklin Small Cap Value Securities Class 2 Division May 17, 2014. See accompanying notes.

Franklin Global Real Estate VIP Class 2 Division (1)	Franklin Rising Dividends VIP Class 4 Division (1)	Franklin Small Cap Value VIP Class 2 Division (2)

2014	2014	2014	2013

$(23)	$(46)	$(29,743)	$(4,820)
—	502	529,980	239,390
69	595	(547,683)	515,433
46	1,051	(47,446)	750,003

—	—	—	—

46	1,051	(47,446)	750,003

41,465	70,331	1,346,893	2,014,923
(1)	(2)	(183)	(226)
—	—	(2,891)	(1,820)
—	—	(328,142)	(128,714)
—	—	(23,159)	—
—	—	(8,950)	(4,916)
—	—	(853,228)	(1,125,032)
—	—	—	—
41,464	70,329	130,340	754,215
41,510	71,380	82,894	1,504,218

—	—	3,494,447	1,990,229
$41,510	$71,380	$3,577,341	$3,494,447

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

	Goldman Sachs VIT Mid Cap Value Institutional Shares Division

	2014	2013
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(94,635)	$(108,492)
Total realized gains (losses) on investments	3,778,415	1,786,824
Change in net unrealized appreciation or depreciation of investments	(1,635,687)	2,866,707
Net gains (losses) from investments	2,048,093	4,545,039

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	2,048,093	4,545,039

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	5,232,222	2,340,951
Administration charges	(1,732)	(1,727)
Contingent sales charges	(22,162)	(22,397)
Contract terminations	(2,147,707)	(1,577,057)
Death benefit payments	(60,524)	(55,533)
Flexible withdrawal option payments	(122,263)	(121,185)
Transfers to other contracts	(4,398,344)	(2,810,600)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	(1,520,510)	(2,247,548)
Total increase (decrease)	527,583	2,297,491

Net assets at beginning of period	18,015,044	15,717,553
Net assets at end of period	$18,542,627	$18,015,044

(1) Commenced operations November 10, 2014. (2) Represented the operations of Goldman Sachs VIT Structured Small Cap Equity Service Class I Division until May 17, 2014. See accompanying notes.

Goldman Sachs VIT Mid Cap Value Service Shares Division (1)	Goldman Sachs VIT Small Cap Equity Insights Institutional Shares Division (2)		Goldman Sachs VIT Small Cap Equity Insights Service Shares Division (1)

2014	2014	2013	2014

$64	$(49,658)	$(30,338)	$21
363	1,388,802	1,376,492	733
7	(984,276)	545,201	(554)
434	354,868	1,891,355	200

—	—	—	—

434	354,868	1,891,355	200

17,029	1,391,718	1,098,323	4,978
(1)	(220)	(151)	—
—	(5,518)	(8,533)	—
—	(532,771)	(600,708)	—
—	(132,235)	(11,729)	—
—	(46,428)	(44,986)	—
—	(1,215,324)	(1,027,668)	—
—	—	—	—
17,028	(540,778)	(595,452)	4,978
17,462	(185,910)	1,295,903	5,178

—	7,163,725	5,867,822	—
$17,462	$6,977,815	$7,163,725	$5,178

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

	Government & High Quality Bond Class 1 Division

	2014	2013
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$3,598,886	$4,471,980
Total realized gains (losses) on investments	(203,842)	304,154
Change in net unrealized appreciation or depreciation of investments	2,078,450	(9,029,643)
Net gains (losses) from investments	5,473,494	(4,253,509)

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	5,473,494	(4,253,509)

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	18,915,882	27,222,387
Administration charges	(222,428)	(254,016)
Contingent sales charges	(72,910)	(91,407)
Contract terminations	(18,735,952)	(20,550,032)
Death benefit payments	(1,334,777)	(1,338,626)
Flexible withdrawal option payments	(3,288,604)	(3,905,842)
Transfers to other contracts	(19,320,034)	(33,050,827)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	(24,058,823)	(31,968,363)
Total increase (decrease)	(18,585,329)	(36,221,872)

Net assets at beginning of period	159,943,979	196,165,851
Net assets at end of period	$141,358,650	$159,943,979

(1) Commenced operations November 10, 2014. See accompanying notes.

Government & High Quality Bond Class 2 Division (1)	Guggenheim Floating Rate Strategies Series F Division (1)	Guggenheim Global Management Futures Strategy Division (1)

2014	2014	2014

$(14)	$(14)	$(6)
(12)	—	—
18	(75)	337
(8)	(89)	331

—	—	—

(8)	(89)	331

19,934	12,997	21,000
(2)	—	—
—	—	—
—	—	—
—	—	—
—	—	—
—	—	—
—	—	—
19,932	12,997	21,000
19,924	12,908	21,331

—	—	—
$19,924	$12,908	$21,331

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

Guggenheim Long Short Equity Division (1)

2014
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(15)
Total realized gains (losses) on investments	—
Change in net unrealized appreciation or depreciation of investments	—
Net gains (losses) from investments	(15)

Payment from affiliate	—

Net increase (decrease) in net assets resulting from operations	(15)

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	42,874
Administration charges	—
Contingent sales charges	—
Contract terminations	—
Death benefit payments	—
Flexible withdrawal option payments	—
Transfers to other contracts	—
Annuity payments	—
Increase (decrease) in net assets from policy related transactions	42,874
Total increase (decrease)	42,859

Net assets at beginning of period	—
Net assets at end of period	$42,859

(1) Commenced operations November 10, 2014. See accompanying notes.

Guggenheim Investments Multi-Hedge Strategies Division (1)	Guggenheim Macro Opportunities Series M Division (1)	International Emerging Markets Class 1 Division

2014	2014	2014	2013

$(6)	$(1)	$(353,629)	$773,585
—	(6)	(1,258,213)	(786,418)
115	—	(1,840,421)	(4,916,429)
109	(7)	(3,452,263)	(4,929,262)

—	—	—	—

109	(7)	(3,452,263)	(4,929,262)

7,761	7	12,499,886	16,654,206
(1)	—	(9,693)	(11,881)
—	—	(45,835)	(62,021)
—	—	(8,523,548)	(9,994,501)
—	—	(344,250)	(241,483)
—	—	(478,249)	(505,137)
—	—	(10,379,824)	(12,234,290)
—	—	—	—
7,760	7	(7,281,513)	(6,395,107)
7,869	—	(10,733,776)	(11,324,369)

—	—	74,988,427	86,312,796
$7,869	$—	$64,254,651	$74,988,427

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

	Invesco American Franchise Series I Division

	2014	2013
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(59,847)	$(39,680)
Total realized gains (losses) on investments	290,027	114,082
Change in net unrealized appreciation or depreciation of investments	76,495	1,455,481
Net gains (losses) from investments	306,675	1,529,883

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	306,675	1,529,883

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	221,988	299,690
Administration charges	(1,074)	(1,069)
Contingent sales charges	(627)	(1,233)
Contract terminations	(508,232)	(628,479)
Death benefit payments	(42,280)	(55,717)
Flexible withdrawal option payments	(51,427)	(49,643)
Transfers to other contracts	(478,140)	(365,709)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	(859,792)	(802,160)
Total increase (decrease)	(553,117)	727,723

Net assets at beginning of period	5,160,121	4,432,398
Net assets at end of period	$4,607,004	$5,160,121

(1) Commenced operations November 10, 2014. See accompanying notes.

Invesco Balanced-Risk Allocation Series II Division (1)	Invesco Core Equity Series I Division		Invesco Global Health Care Series I Division

2014	2014	2013	2014	2013

$—	$(105,817)	$14,885	$(135,465)	$(55,346)
—	1,614,298	1,222,944	1,529,755	803,614
—	(7,629)	4,405,622	294,532	2,224,613
—	1,500,852	5,643,451	1,688,822	2,972,881

—	—	—	—	—

—	1,500,852	5,643,451	1,688,822	2,972,881

—	1,230,692	969,204	1,709,369	3,331,626
—	(4,519)	(5,476)	(2,385)	(2,339)
—	(3,310)	(6,088)	(1,358)	(2,482)
—	(2,685,101)	(3,103,624)	(1,101,342)	(1,265,387)
—	(245,338)	(163,999)	(48,851)	(55,203)
—	(313,019)	(322,660)	(149,142)	(132,761)
—	(1,606,399)	(1,651,257)	(1,656,924)	(1,914,008)
—	—	—	—	—
—	(3,626,994)	(4,283,900)	(1,250,633)	(40,554)
—	(2,126,142)	1,359,551	438,189	2,932,327

—	23,622,775	22,263,224	10,479,072	7,546,745
$—	$21,496,633	$23,622,775	$10,917,261	$10,479,072

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

Invesco Global Health Care Series II Division (1)

2014
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(46)
Total realized gains (losses) on investments	237
Change in net unrealized appreciation or depreciation of investments	(397)
Net gains (losses) from investments	(206)

Payment from affiliate	—

Net increase (decrease) in net assets resulting from operations	(206)

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	71,609
Administration charges	(3)
Contingent sales charges	—
Contract terminations	—
Death benefit payments	—
Flexible withdrawal option payments	—
Transfers to other contracts	—
Annuity payments	—
Increase (decrease) in net assets from policy related transactions	71,606
Total increase (decrease)	71,400

Net assets at beginning of period	—
Net assets at end of period	$71,400

(1) Commenced operations November 10, 2014. See accompanying notes.

Invesco International Growth Series I Division		Invesco International Growth Series II Division (1)	Invesco Mid Cap Growth Series I Division

2014	2013	2014	2014	2013

$23,783	$(964)	$(24)	$(21,473)	$(14,072)
337,819	163,042	(220)	375,481	(120,251)
(512,905)	1,131,331	(76)	(250,833)	589,044
(151,303)	1,293,409	(320)	103,175	454,721

—	—	—	—	—

(151,303)	1,293,409	(320)	103,175	454,721

3,896,646	2,695,801	32,552	235,114	372,542
(23,486)	(24,600)	(2)	(252)	(330)
(7,339)	(4,706)	—	(239)	(837)
(708,622)	(331,272)	—	(193,773)	(426,668)
(48,573)	(19,991)	—	(12,755)	(2,398)
(60,613)	(55,607)	—	(17,669)	(14,499)
(1,324,604)	(1,698,586)	—	(231,937)	(299,762)
—	—	—	—	—
1,723,409	561,039	32,550	(221,511)	(371,952)
1,572,106	1,854,448	32,230	(118,336)	82,769

8,853,384	6,998,936	—	1,672,057	1,589,288
$10,425,490	$8,853,384	$32,230	$1,553,721	$1,672,057

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

	Invesco Small Cap Equity Series I Division

	2014	2013
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(137,584)	$(130,668)
Total realized gains (losses) on investments	1,642,728	982,539
Change in net unrealized appreciation or depreciation of investments	(1,438,151)	2,058,859
Net gains (losses) from investments	66,993	2,910,730

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	66,993	2,910,730

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	1,691,034	2,023,949
Administration charges	(10,869)	(11,817)
Contingent sales charges	(5,584)	(6,105)
Contract terminations	(925,774)	(974,488)
Death benefit payments	(60,353)	(20,190)
Flexible withdrawal option payments	(91,960)	(93,222)
Transfers to other contracts	(1,958,863)	(1,707,831)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	(1,362,369)	(789,704)
Total increase (decrease)	(1,295,376)	2,121,026

Net assets at beginning of period	10,622,696	8,501,670
Net assets at end of period	$9,327,320	$10,622,696

See accompanying notes.

Invesco Technology Series I Division		Invesco Value Opportunities Series I Division		Janus Aspen Enterprise Service Shares Division

2014	2013	2014	2013	2014	2013

$(47,568)	$(42,645)	$(7,116)	$2,014	$(118,714)	$(87,817)
540,002	654,013	357,914	335,007	1,502,811	1,023,234
(177,191)	82,670	(76,879)	1,099,438	(428,379)	1,599,808
315,243	694,038	273,919	1,436,459	955,718	2,535,225

—	—	—	—	—	—

315,243	694,038	273,919	1,436,459	955,718	2,535,225

816,865	679,213	636,415	931,326	312,129	1,097,137
(352)	(354)	(19,404)	(20,514)	(2,494)	(2,697)
(318)	(838)	(2,892)	(4,315)	(1,169)	(3,029)
(258,213)	(427,236)	(279,217)	(303,766)	(948,308)	(1,544,086)
(3,379)	(2,639)	(20,338)	(7,806)	(21,439)	(51,440)
(41,124)	(27,379)	(63,939)	(63,298)	(54,608)	(58,803)
(481,811)	(839,748)	(842,922)	(884,264)	(667,269)	(1,125,140)
—	—	—	—	—	—
31,668	(618,981)	(592,297)	(352,637)	(1,383,158)	(1,688,058)
346,911	75,057	(318,378)	1,083,822	(427,440)	847,167

3,425,535	3,350,478	5,665,937	4,582,115	9,930,569	9,083,402
$3,772,446	$3,425,535	$5,347,559	$5,665,937	$9,503,129	$9,930,569

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

Janus Aspen Flexible Bond Service Shares Division (1)

2014
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$316
Total realized gains (losses) on investments	(260)
Change in net unrealized appreciation or depreciation of investments	(77)
Net gains (losses) from investments	(21)

Payment from affiliate	—

Net increase (decrease) in net assets resulting from operations	(21)

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	72,683
Administration charges	(4)
Contingent sales charges	—
Contract terminations	—
Death benefit payments	—
Flexible withdrawal option payments	—
Transfers to other contracts	—
Annuity payments	—
Increase (decrease) in net assets from policy related transactions	72,679
Total increase (decrease)	72,658

Net assets at beginning of period	—
Net assets at end of period	$72,658

(1) Commenced operations November 10, 2014. See accompanying notes.

LargeCap Blend II Class 1 Division		LargeCap Blend II Class 2 Division (1)	LargeCap Growth Class 1 Division

2014	2013	2014	2014	2013

$(248,147)	$9,129	$—	$(398,873)	$101,618
2,749,207	(1,917,902)	—	4,042,057	3,119,062
9,029,903	37,257,959	—	1,327,791	11,305,021
11,530,963	35,349,186	—	4,970,975	14,525,701

—	—	—	—	—

11,530,963	35,349,186	—	4,970,975	14,525,701

12,209,412	10,616,163	—	6,099,882	5,967,596
(361,951)	(436,445)	—	(40,340)	(41,114)
(108,967)	(114,829)	—	(20,968)	(21,715)
(15,565,521)	(13,896,972)	—	(8,451,196)	(8,453,832)
(746,766)	(515,086)	—	(526,612)	(351,611)
(2,493,690)	(2,543,032)	—	(666,129)	(663,757)
(21,474,149)	(25,390,625)	—	(3,418,017)	(3,452,788)
—	—	—	—	—
(28,541,632)	(32,280,826)	—	(7,023,380)	(7,017,221)
(17,010,669)	3,068,360	—	(2,052,405)	7,508,480

135,701,373	132,633,013	—	55,521,900	48,013,420
$118,690,704	$135,701,373	$—	$53,469,495	$55,521,900

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

LargeCap Growth Class 2 Division (1)

2014
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(8)
Total realized gains (losses) on investments	(46)
Change in net unrealized appreciation or depreciation of investments	(73)
Net gains (losses) from investments	(127)

Payment from affiliate	—

Net increase (decrease) in net assets resulting from operations	(127)

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	6,102
Administration charges	(1)
Contingent sales charges	—
Contract terminations	—
Death benefit payments	—
Flexible withdrawal option payments	—
Transfers to other contracts	—
Annuity payments	—
Increase (decrease) in net assets from policy related transactions	6,101
Total increase (decrease)	5,974

Net assets at beginning of period	—
Net assets at end of period	$5,974

(1) Commenced operations November 10, 2014. See accompanying notes.

LargeCap Growth I Class 1 Division		LargeCap S&P 500 Index Class 1 Division		LargeCap Value Class 1 Division

2014	2013	2014	2013	2014	2013

$(1,315,545)	$(958,234)	$(87,857)	$(69,089)	$881,390	$1,185,391
27,667,480	9,638,907	8,026,434	4,518,457	16,211,853	1,162,324
(18,840,451)	22,384,228	3,249,988	20,455,869	(8,506,475)	20,967,543
7,511,484	31,064,901	11,188,565	24,905,237	8,586,768	23,315,258

—	—	—	—	—	—

7,511,484	31,064,901	11,188,565	24,905,237	8,586,768	23,315,258

7,206,865	8,351,296	12,948,268	12,730,081	7,323,348	8,208,233
(34,261)	(36,084)	(78,673)	(84,151)	(80,393)	(87,281)
(25,671)	(37,032)	(41,253)	(50,840)	(24,385)	(31,891)
(10,905,256)	(12,445,589)	(11,230,074)	(10,199,220)	(10,408,631)	(10,078,969)
(584,928)	(621,243)	(309,060)	(409,167)	(985,462)	(777,249)
(1,036,617)	(975,229)	(1,338,106)	(1,291,000)	(1,314,265)	(1,257,940)
(7,423,740)	(7,967,738)	(9,965,557)	(10,239,324)	(7,136,991)	(8,094,644)
—	—	—	—	—	—
(12,803,608)	(13,731,619)	(10,014,455)	(9,543,621)	(12,626,779)	(12,119,741)
(5,292,124)	17,333,282	1,174,110	15,361,616	(4,040,011)	11,195,517

114,517,790	97,184,508	101,189,377	85,827,761	95,525,368	84,329,851
$109,225,666	$114,517,790	$102,363,487	$101,189,377	$91,485,357	$95,525,368

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

MFS VIT International Value Service Class Division (1)

2014
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(53)
Total realized gains (losses) on investments	(233)
Change in net unrealized appreciation or depreciation of investments	(582)
Net gains (losses) from investments	(868)

Payment from affiliate	—

Net increase (decrease) in net assets resulting from operations	(868)

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	61,956
Administration charges	(4)
Contingent sales charges	—
Contract terminations	—
Death benefit payments	—
Flexible withdrawal option payments	—
Transfers to other contracts	—
Annuity payments	—
Increase (decrease) in net assets from policy related transactions	61,952
Total increase (decrease)	61,084

Net assets at beginning of period	—
Net assets at end of period	$61,084

(1) Commenced operations November 10, 2014. (2) Commenced operations May 20, 2013. See accompanying notes.

MFS VIT New Discovery Service Class Division (2)		MFS VIT Utilities Service Class Division		MFS VIT Value Service Class Division

2014	2013	2014	2013	2014	2013

$(12,342)	$(2,063)	$62,535	$46,295	$(7,029)	$(11,220)
153,886	2,968	980,596	443,292	425,175	255,574
(212,134)	42,211	(93,732)	632,778	(7,797)	755,665
(70,590)	43,116	949,399	1,122,365	410,349	1,000,019

—	—	—	—	—	—

(70,590)	43,116	949,399	1,122,365	410,349	1,000,019

743,637	647,917	6,322,669	5,465,498	1,423,174	2,942,627
(17)	—	(665)	(828)	(60)	(60)
(516)	(38)	(5,339)	(7,742)	(4,289)	(2,882)
(97,304)	(2,642)	(515,510)	(545,050)	(414,160)	(202,882)
(306)	(6,731)	(96,829)	(8,606)	(29,188)	—
(5,371)	(1,398)	(73,552)	(63,208)	(33,796)	(39,250)
(223,902)	(82,048)	(3,029,538)	(2,655,613)	(619,446)	(1,241,696)
—	—	—	—	—	—
416,221	555,060	2,601,236	2,184,451	322,235	1,455,857
345,631	598,176	3,550,635	3,306,816	732,584	2,455,876

598,176	—	8,630,767	5,323,951	4,442,463	1,986,587
$943,807	$598,176	$12,181,402	$8,630,767	$5,175,047	$4,442,463

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

	MidCap Class 1 Division

	2014	2013
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(3,295,573)	$525,502
Total realized gains (losses) on investments	68,652,401	41,359,521
Change in net unrealized appreciation or depreciation of investments	(22,942,508)	67,513,872
Net gains (losses) from investments	42,414,320	109,398,895

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	42,414,320	109,398,895

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	25,177,450	40,410,092
Administration charges	(472,341)	(561,585)
Contingent sales charges	(182,089)	(214,158)
Contract terminations	(42,965,965)	(42,382,256)
Death benefit payments	(2,723,449)	(1,790,109)
Flexible withdrawal option payments	(5,144,788)	(5,028,529)
Transfers to other contracts	(39,131,074)	(50,370,748)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	(65,442,256)	(59,937,293)
Total increase (decrease)	(23,027,936)	49,461,602

Net assets at beginning of period	412,319,056	362,857,454
Net assets at end of period	$389,291,120	$412,319,056

(1) Commenced operations November 10, 2014. See accompanying notes.

Money Market Class 1 Division		Money Market Class 2 Division (1)	Neuberger Berman AMT Large Cap Value I Class Division

2014	2013	2014	2014	2013

$(755,402)	$(898,986)	$(268)	$(40,048)	$(18,316)
—	—	—	396,207	368,928
—	—	—	65,815	1,032,904
(755,402)	(898,986)	(268)	421,974	1,383,516

—	—	—	—	—

(755,402)	(898,986)	(268)	421,974	1,383,516

57,849,237	87,369,403	294,359	1,006,877	849,016
(57,648)	(66,155)	(42)	(1,049)	(1,103)
(78,725)	(106,511)	—	(6,694)	(12,382)
(19,811,398)	(25,396,285)	—	(646,360)	(871,697)
(1,073,801)	(719,282)	—	(104,705)	—
(1,140,987)	(1,449,537)	—	(42,014)	(43,473)
(45,340,272)	(74,100,192)	(76,739)	(830,038)	(1,177,530)
—	—	—	—	—
(9,653,594)	(14,468,559)	217,578	(623,983)	(1,257,169)
(10,408,996)	(15,367,545)	217,310	(202,009)	126,347

65,639,356	81,006,901	—	5,443,204	5,316,857
$55,230,360	$65,639,356	$217,310	$5,241,195	$5,443,204

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

	Neuberger Berman AMT Small-Cap Growth S Class Division

	2014	2013
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(49,189)	$(51,137)
Total realized gains (losses) on investments	660,600	402,088
Change in net unrealized appreciation or depreciation of investments	(569,384)	890,343
Net gains (losses) from investments	42,027	1,241,294

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	42,027	1,241,294

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	542,837	705,642
Administration charges	(4,701)	(5,068)
Contingent sales charges	(3,977)	(4,753)
Contract terminations	(383,969)	(334,604)
Death benefit payments	—	(18,490)
Flexible withdrawal option payments	(29,067)	(30,102)
Transfers to other contracts	(823,527)	(844,167)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	(702,404)	(531,542)
Total increase (decrease)	(660,377)	709,752

Net assets at beginning of period	3,748,069	3,038,317
Net assets at end of period	$3,087,692	$3,748,069

(1) Commenced operations May 20, 2013. See accompanying notes.

Neuberger Berman AMT Socially Responsive I Class Division		Oppenheimer Main Street Small Cap Service Shares Division (1)		PIMCO All Asset Administrative Class Division

2014	2013	2014	2013	2014	2013

$(74,782)	$(53,322)	$(3,783)	$(1,223)	$201,425	$167,752
1,076,131	902,466	93,385	2,201	(10,798)	66,220
(496,844)	1,328,000	(27,039)	22,922	(271,826)	(354,729)
504,505	2,177,144	62,563	23,900	(81,199)	(120,757)

—	—	—	—	—	—

504,505	2,177,144	62,563	23,900	(81,199)	(120,757)

1,111,514	1,068,352	426,860	398,977	1,666,391	4,199,092
(26,153)	(31,812)	(237)	(42)	(117)	(261)
(7,665)	(4,298)	(14)	(2)	(5,294)	(6,720)
(740,098)	(302,557)	(11,585)	(968)	(511,190)	(473,104)
(11,223)	(2,113)	—	—	(33,270)	(22,206)
(119,842)	(111,868)	(6,693)	(1,404)	(50,959)	(56,050)
(2,072,490)	(1,872,530)	(190,287)	(42,855)	(731,550)	(3,229,006)
—	—	—	—	—	—
(1,865,957)	(1,256,826)	218,044	353,706	334,011	411,745
(1,361,452)	920,318	280,607	377,606	252,812	290,988

7,438,725	6,518,407	377,606	—	4,993,775	4,702,787
$6,077,273	$7,438,725	$658,213	$377,606	$5,246,587	$4,993,775

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

	PIMCO High Yield Administrative Class Division

	2014	2013
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$604,355	$647,631
Total realized gains (losses) on investments	79,195	390,539
Change in net unrealized appreciation or depreciation of investments	(431,109)	(644,617)
Net gains (losses) from investments	252,441	393,553

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	252,441	393,553

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	4,945,263	11,224,100
Administration charges	(1,212)	(1,224)
Contingent sales charges	(11,530)	(26,863)
Contract terminations	(1,113,259)	(1,891,159)
Death benefit payments	(195,708)	(84,033)
Flexible withdrawal option payments	(176,766)	(252,547)
Transfers to other contracts	(1,888,293)	(9,755,214)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	1,558,495	(786,940)
Total increase (decrease)	1,810,936	(393,387)

Net assets at beginning of period	14,203,857	14,597,244
Net assets at end of period	$16,014,793	$14,203,857

(1) Commenced operations November 10, 2014. See accompanying notes.

PIMCO Total Return Administrative Class Division		Principal Capital Appreciation Class 1 Division		Principal Capital Appreciation Class 2 Division (1)

2014	2013	2014	2013	2014

$224,780	$296,660	$285,693	$753,057	$(192)
(18,070)	238,300	3,166,147	2,547,961	1
629,305	(1,931,417)	(1,656,566)	407,023	1,298
836,015	(1,396,457)	1,795,274	3,708,041	1,107

—	—	—	—	—

836,015	(1,396,457)	1,795,274	3,708,041	1,107

6,646,375	8,711,032	3,393,463	3,889,231	191,275
(3,119)	(3,216)	(1,388)	(1,174)	(10)
(27,784)	(26,046)	(12,775)	(7,354)	—
(2,682,587)	(1,833,583)	(1,236,387)	(526,401)	—
(474,172)	(179,535)	(226,076)	(51,804)	—
(286,408)	(379,217)	(90,028)	(65,598)	—
(5,965,401)	(19,267,125)	(1,933,969)	(1,545,635)	—
—	—	—	—	—
(2,793,096)	(12,977,690)	(107,160)	1,691,265	191,265
(1,957,081)	(14,374,147)	1,688,114	5,399,306	192,372

31,116,303	45,490,450	16,817,350	11,418,044	—
$29,159,222	$31,116,303	$18,505,464	$16,817,350	$192,372

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

	Principal LifeTime Strategic Income Class 1 Division

	2014	2013
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$244,144	$338,978
Total realized gains (losses) on investments	593,959	(13,705)
Change in net unrealized appreciation or depreciation of investments	(133,715)	558,681
Net gains (losses) from investments	704,388	883,954

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	704,388	883,954

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	2,410,807	3,459,823
Administration charges	(64,619)	(78,752)
Contingent sales charges	(10,780)	(13,103)
Contract terminations	(1,451,603)	(1,234,356)
Death benefit payments	(389,106)	(100,283)
Flexible withdrawal option payments	(913,567)	(1,023,662)
Transfers to other contracts	(2,952,774)	(3,142,319)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	(3,371,642)	(2,132,652)
Total increase (decrease)	(2,667,254)	(1,248,698)

Net assets at beginning of period	24,405,646	25,654,344
Net assets at end of period	$21,738,392	$24,405,646

See accompanying notes.

Principal LifeTime 2010 Class 1 Division		Principal LifeTime 2020 Class 1 Division		Principal LifeTime 2030 Class 1 Division

2014	2013	2014	2013	2014	2013

$266,924	$382,630	$1,323,135	$1,237,782	$502,417	$376,827
310,635	4,592	7,170,238	719,851	13,481,878	1,263,194
607,302	2,957,518	(1,951,174)	21,489,175	(10,747,978)	9,357,480
1,184,861	3,344,740	6,542,199	23,446,808	3,236,317	10,997,501

—	—	—	—	—	—

1,184,861	3,344,740	6,542,199	23,446,808	3,236,317	10,997,501

3,316,071	5,181,775	16,927,771	14,023,102	4,769,941	4,810,585
(133,752)	(153,508)	(802,934)	(966,812)	(383,742)	(361,719)
(20,977)	(30,565)	(163,496)	(124,072)	(37,413)	(57,959)
(2,927,568)	(2,315,306)	(17,496,600)	(9,667,525)	(4,312,357)	(4,660,680)
(286,246)	(244,129)	(776,485)	(2,289,224)	(22,361)	(47,718)
(1,205,714)	(1,205,317)	(3,685,547)	(3,583,733)	(661,839)	(529,267)
(3,177,576)	(5,617,217)	(32,943,639)	(16,417,861)	(1,588,524)	(1,841,125)
—	—	—	—	—	—
(4,435,762)	(4,384,267)	(38,940,930)	(19,026,125)	(2,236,295)	(2,687,883)
(3,250,901)	(1,039,527)	(32,398,731)	4,420,683	1,000,022	8,309,618

36,993,565	38,033,092	176,093,682	171,672,999	72,233,052	63,923,434
$33,742,664	$36,993,565	$143,694,951	$176,093,682	$73,233,074	$72,233,052

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

	Principal LifeTime 2040 Class 1 Division

	2014	2013
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$79,815	$23,937
Total realized gains (losses) on investments	1,145,128	158,490
Change in net unrealized appreciation or depreciation of investments	(574,127)	2,183,099
Net gains (losses) from investments	650,816	2,365,526

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	650,816	2,365,526

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	3,041,037	1,818,346
Administration charges	(5,266)	(4,916)
Contingent sales charges	(12,946)	(25,356)
Contract terminations	(1,310,814)	(1,852,516)
Death benefit payments	(77,304)	(15,089)
Flexible withdrawal option payments	(42,760)	(25,298)
Transfers to other contracts	(791,531)	(909,776)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	800,416	(1,014,605)
Total increase (decrease)	1,451,232	1,350,921

Net assets at beginning of period	13,052,660	11,701,739
Net assets at end of period	$14,503,892	$13,052,660

(1) Commenced operations November 10, 2014. See accompanying notes.

Principal LifeTime 2050 Class 1 Division		Real Estate Securities Class 1 Division		Real Estate Securities Class 2 Division (1)

2014	2013	2014	2013	2014

$63,295	$13,405	$172,806	$(56,764)	$(150)
921,620	44,470	2,192,506	1,306,500	585
(587,998)	1,416,208	19,163,492	894,250	1,926
396,917	1,474,083	21,528,804	2,143,986	2,361

—	—	—	—	—

396,917	1,474,083	21,528,804	2,143,986	2,361

1,389,803	1,186,897	15,004,806	17,187,195	178,553
(4,424)	(4,479)	(22,235)	(24,215)	(9)
(7,056)	(7,144)	(36,790)	(46,765)	—
(790,793)	(509,652)	(9,031,964)	(10,101,489)	—
(26,773)	(7,679)	(679,382)	(198,450)	—
(15,293)	(9,374)	(798,019)	(834,721)	—
(678,352)	(386,635)	(10,430,931)	(12,634,209)	—
—	—	—	—	—
(132,888)	261,934	(5,994,515)	(6,652,654)	178,544
264,029	1,736,017	15,534,289	(4,508,668)	180,905

8,353,861	6,617,844	72,397,893	76,906,561	—
$8,617,890	$8,353,861	$87,932,182	$72,397,893	$180,905

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

Rydex Commodities Strategy Division (1)

2014
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(15)
Total realized gains (losses) on investments	(1)
Change in net unrealized appreciation or depreciation of investments	(2,208)
Net gains (losses) from investments	(2,224)

Payment from affiliate	—

Net increase (decrease) in net assets resulting from operations	(2,224)

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	13,597
Administration charges	—
Contingent sales charges	—
Contract terminations	—
Death benefit payments	—
Flexible withdrawal option payments	—
Transfers to other contracts	—
Annuity payments	—
Increase (decrease) in net assets from policy related transactions	13,597
Total increase (decrease)	11,373

Net assets at beginning of period	—
Net assets at end of period	$11,373

(1) Commenced operations November 10, 2014. See accompanying notes.

Rydex NASDAQ 100 Division (1)	SAM Balanced Portfolio Class 1 Division		SAM Balanced Portfolio Class 2 Division (1)

2014	2014	2013	2014

$(101)	$8,811,345	$8,032,875	$(368)
—	137,083,803	24,225,288	1
(517)	(108,056,045)	79,238,189	(1,444)
(618)	37,839,103	111,496,352	(1,811)

—	—	—	—

(618)	37,839,103	111,496,352	(1,811)

97,933	41,302,687	94,742,603	636,008
—	(4,206,262)	(4,526,460)	(24)
—	(345,560)	(447,751)	—
—	(41,025,690)	(40,040,639)	—
—	(4,186,225)	(1,724,592)	—
—	(13,722,382)	(12,438,174)	—
—	(103,810,768)	(68,516,534)	—
—	—	—	—
97,933	(125,994,200)	(32,951,547)	635,984
97,315	(88,155,097)	78,544,805	634,173

—	775,902,638	697,357,833	—
$97,315	$687,747,541	$775,902,638	$634,173

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

	SAM Conservative Balanced Portfolio Class 1 Division

	2014	2013
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$2,634,239	$2,565,452
Total realized gains (losses) on investments	22,680,728	7,725,343
Change in net unrealized appreciation or depreciation of investments	(17,320,821)	6,022,942
Net gains (losses) from investments	7,994,146	16,313,737

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	7,994,146	16,313,737

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	22,652,606	33,135,119
Administration charges	(641,303)	(741,932)
Contingent sales charges	(90,288)	(89,749)
Contract terminations	(11,942,225)	(9,767,863)
Death benefit payments	(567,833)	(446,800)
Flexible withdrawal option payments	(3,692,453)	(3,493,013)
Transfers to other contracts	(23,007,231)	(19,507,849)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	(17,288,727)	(912,087)
Total increase (decrease)	(9,294,581)	15,401,650

Net assets at beginning of period	177,876,103	162,474,453
Net assets at end of period	$168,581,522	$177,876,103

(1) Commenced operations November 10, 2014. See accompanying notes.

SAM Conservative Balanced Portfolio Class 2 Division (1)	SAM Conservative Growth Portfolio Class 1 Division		SAM Conservative Growth Portfolio Class 2 Division (1)

2014	2014	2013	2014

$(139)	$334,889	$330,267	$(280)
(1)	14,937,808	2,286,381	—
(1,863)	(9,886,503)	12,434,806	(687)
(2,003)	5,386,194	15,051,454	(967)

—	—	—	—

(2,003)	5,386,194	15,051,454	(967)

555,186	19,065,877	17,364,595	459,694
(24)	(15,131)	(14,179)	(46)
—	(50,966)	(35,397)	—
—	(6,746,140)	(4,597,380)	—
—	(241,358)	(172,539)	—
—	(668,476)	(591,953)	—
—	(4,614,487)	(5,271,329)	(28,316)
—	—	—	—
555,162	6,729,319	6,681,818	431,332
553,159	12,115,513	21,733,272	430,365

—	89,641,980	67,908,708	—
$553,159	$101,757,493	$89,641,980	$430,365

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

	SAM Flexible Income Portfolio Class 1 Division

	2014	2013
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$3,993,760	$3,861,706
Total realized gains (losses) on investments	15,166,292	10,243,140
Change in net unrealized appreciation or depreciation of investments	(11,000,369)	(2,827,391)
Net gains (losses) from investments	8,159,683	11,277,455

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	8,159,683	11,277,455

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	30,551,547	43,692,410
Administration charges	(443,286)	(551,867)
Contingent sales charges	(97,156)	(129,129)
Contract terminations	(14,457,804)	(13,279,976)
Death benefit payments	(2,027,725)	(2,333,983)
Flexible withdrawal option payments	(3,936,033)	(3,927,719)
Transfers to other contracts	(18,150,196)	(34,826,796)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	(8,560,653)	(11,357,060)
Total increase (decrease)	(400,970)	(79,605)

Net assets at beginning of period	185,636,430	185,716,035
Net assets at end of period	$185,235,460	$185,636,430

(1) Commenced operations November 10, 2014. See accompanying notes.

SAM Flexible Income Portfolio Class 2 Division (1)	SAM Strategic Growth Portfolio Class 1 Division		SAM Strategic Growth Portfolio Class 2 Division (1)

2014	2014	2013	2014

$(318)	$13,463	$3,000	$(473)
(1)	12,334,413	1,108,086	(3)
1,281	(8,132,619)	10,293,258	(1,140)
962	4,215,257	11,404,344	(1,616)

—	—	—	—

962	4,215,257	11,404,344	(1,616)

417,182	12,760,354	10,568,485	654,126
(15)	(11,823)	(11,591)	(31)
—	(33,416)	(28,639)	—
—	(4,951,685)	(2,857,543)	—
—	(133,544)	(158,066)	—
—	(298,078)	(244,854)	—
—	(3,229,092)	(3,205,257)	(28,352)
—	—	—	—
417,167	4,102,716	4,062,535	625,743
418,129	8,317,973	15,466,879	624,127

—	57,654,411	42,187,532	—
$418,129	$65,972,384	$57,654,411	$624,127

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

	Short-Term Income Class 1 Division

	2014	2013
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$327,505	$777,802
Total realized gains (losses) on investments	997,364	1,251,473
Change in net unrealized appreciation or depreciation of investments	(890,451)	(2,420,046)
Net gains (losses) from investments	434,418	(390,771)

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	434,418	(390,771)

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	31,531,632	46,084,233
Administration charges	(550,115)	(640,566)
Contingent sales charges	(135,202)	(178,858)
Contract terminations	(16,659,536)	(18,677,383)
Death benefit payments	(957,367)	(586,473)
Flexible withdrawal option payments	(4,059,124)	(4,400,320)
Transfers to other contracts	(31,209,003)	(34,180,790)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	(22,038,715)	(12,580,157)
Total increase (decrease)	(21,604,297)	(12,970,928)

Net assets at beginning of period	153,215,845	166,186,773
Net assets at end of period	$131,611,548	$153,215,845

(1) Commenced operations November 10, 2014. See accompanying notes.

Short-Term Income Class 2 Division (1)	SmallCap Blend Class 1 Division		SmallCap Growth II Class 1 Division

2014	2014	2013	2014	2013

$(51)	$(313,244)	$(280,255)	$(416,904)	$(391,877)
—	3,178,158	1,474,158	2,433,205	1,265,464
(77)	(1,699,886)	10,375,393	(598,320)	10,184,722
(128)	1,165,028	11,569,296	1,417,981	11,058,309

—	—	—	—	—

(128)	1,165,028	11,569,296	1,417,981	11,058,309

93,765	4,816,866	4,475,144	3,244,020	5,461,131
(8)	(5,073)	(5,204)	(3,370)	(3,848)
—	(4,823)	(7,963)	(14,794)	(17,970)
—	(3,694,446)	(3,877,297)	(3,647,669)	(4,131,424)
—	(191,768)	(129,266)	(142,423)	(90,042)
—	(374,693)	(361,106)	(236,831)	(231,931)
—	(2,827,031)	(3,693,408)	(4,069,277)	(3,880,766)
—	—	—	—	—
93,757	(2,280,968)	(3,599,100)	(4,870,344)	(2,894,850)
93,629	(1,115,940)	7,970,196	(3,452,363)	8,163,459

—	34,644,304	26,674,108	33,879,548	25,716,089
$93,629	$33,528,364	$34,644,304	$30,427,185	$33,879,548

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

SmallCap Growth II Class 2 Division (1)

2014
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(6)
Total realized gains (losses) on investments	360
Change in net unrealized appreciation or depreciation of investments	(36)
Net gains (losses) from investments	318

Payment from affiliate	—

Net increase (decrease) in net assets resulting from operations	318

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	6,511
Administration charges	—
Contingent sales charges	—
Contract terminations	—
Death benefit payments	—
Flexible withdrawal option payments	—
Transfers to other contracts	—
Annuity payments	—
Increase (decrease) in net assets from policy related transactions	6,511
Total increase (decrease)	6,829

Net assets at beginning of period	—
Net assets at end of period	$6,829

(1) Commenced operations November 10, 2014. See accompanying notes.

SmallCap Value I Class 1 Division		SmallCap Value I Class 2 Division (1)	T. Rowe Price Blue Chip Growth Portfolio II Division

2014	2013	2014	2014	2013

$(508,531)	$(263,614)	$(10)	$(180,328)	$(134,416)
12,960,989	3,523,697	541	994,904	742,074
(8,377,893)	22,658,070	199	49,729	2,585,049
4,074,565	25,918,153	730	864,305	3,192,707

—	—	—	—	—

4,074,565	25,918,153	730	864,305	3,192,707

8,848,717	9,468,049	29,379	3,421,556	2,794,710
(169,185)	(206,429)	(3)	(26,832)	(28,933)
(55,608)	(65,405)	—	(6,035)	(6,008)
(8,980,704)	(8,697,592)	—	(582,701)	(422,992)
(425,837)	(342,688)	—	(60,017)	(12,308)
(1,212,331)	(1,226,100)	—	(129,539)	(116,236)
(12,539,761)	(16,777,647)	—	(2,324,302)	(2,222,607)
—	—	—	—	—
(14,534,709)	(17,847,812)	29,376	292,130	(14,374)
(10,460,144)	8,070,341	30,106	1,156,435	3,178,333

83,431,804	75,361,463	—	11,456,244	8,277,911
$72,971,660	$83,431,804	$30,106	$12,612,679	$11,456,244

Principal Life Insurance Company
Separate Account B

Statements of Changes in Net Assets (continued)

Years ended December 31, 2014 and 2013, except as noted

	T. Rowe Price Health Sciences Portfolio II Division

	2014	2013
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(379,627)	$(246,216)
Total realized gains (losses) on investments	4,632,533	2,440,684
Change in net unrealized appreciation or depreciation of investments	2,222,956	4,258,517
Net gains (losses) from investments	6,475,862	6,452,985

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	6,475,862	6,452,985

Policy related transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	11,371,091	9,276,923
Administration charges	(16,773)	(18,303)
Contingent sales charges	(14,216)	(8,397)
Contract terminations	(1,372,608)	(591,159)
Death benefit payments	(134,766)	(12,537)
Flexible withdrawal option payments	(193,971)	(135,669)
Transfers to other contracts	(7,400,018)	(5,313,948)
Annuity payments	—	—
Increase (decrease) in net assets from policy related transactions	2,238,739	3,196,910
Total increase (decrease)	8,714,601	9,649,895

Net assets at beginning of period	21,392,561	11,742,666
Net assets at end of period	$30,107,162	$21,392,561

(1) Commenced operations November 10, 2014. (2) Represented the operations of Templeton Growth Securities Class 2 Division until May 17, 2014. See accompanying notes.

Templeton Global Bond VIP Class 4 Division (1)	Templeton Growth VIP Class 2 Division (2)		Van Eck Global Hard Assets Class S Division

2014	2014	2013	2014	2013

$(70)	$5,052	$18,375	$(126,962)	$(72,252)
(1)	21,912	17,674	(449,127)	(417,271)
(788)	(61,483)	236,298	(1,185,645)	1,189,309
(859)	(34,519)	272,347	(1,761,734)	699,786

—	—	—	—	—

(859)	(34,519)	272,347	(1,761,734)	699,786

68,416	52,531	41,431	3,163,554	2,468,486
(3)	—	—	(574)	(812)
—	(142)	(376)	(4,814)	(5,184)
—	(76,572)	(228,519)	(612,679)	(650,656)
—	(31,267)	—	(39,541)	(27,310)
—	(12,689)	(17,353)	(79,453)	(62,584)
—	(8,405)	(28,164)	(2,462,866)	(1,439,033)
—	—	—	—	—
68,413	(76,544)	(232,981)	(36,373)	282,907
67,554	(111,063)	39,366	(1,798,107)	982,693

—	1,071,086	1,031,720	8,885,166	7,902,473
$67,554	$960,023	$1,071,086	$7,087,059	$8,885,166

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

1. Nature of Operations and Significant Accounting Policies

Principal Life Insurance Company Separate Account B (“Separate Account B”) is a segregated investment account of Principal Life Insurance Company (“Principal Life”) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible contractholders, each division of Separate Account B invests exclusively in shares representing interests in a corresponding investment option. As of December 31, 2014, contractholder investment options include the following open-end management investment companies:

Principal Variable Contracts Funds, Inc. – Class 1 (1)
Balanced Account
Bond & Mortgage Securities Account
Diversified International Account
Equity Income Account
Government & High Quality Bond Account
International Emerging Markets Account
LargeCap Blend Account II
LargeCap Growth Account
LargeCap Growth Account I
LargeCap S&P 500 Index Account
LargeCap Value Account
MidCap Account
Money Market Account
Principal Capital Appreciation Account
Principal LifeTime Strategic Income Account
Principal LifeTime 2010 Account
Principal LifeTime 2020 Account
Principal LifeTime 2030 Account
Principal LifeTime 2040 Account
Principal LifeTime 2050 Account
Real Estate Securities Account
Short-Term Income Account
SmallCap Blend Account
SmallCap Growth Account II
SmallCap Value Account I
Strategic Asset Management (“SAM”) Balanced Portfolio
Strategic Asset Management (“SAM”) Conservative Balanced Portfolio
Strategic Asset Management (“SAM”) Conservative Growth Portfolio
Strategic Asset Management (“SAM”) Flexible Income Portfolio
Strategic Asset Management (“SAM”) Strategic Growth Portfolio

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

Principal Variable Contracts Funds, Inc. – Class 2 (1)
Diversified Balanced Account (2)
Diversified Balanced Managed Volatility Account (7)
Diversified Growth Account (2)
Diversified Growth Managed Volatility Account (7)
Diversified Income Account (5)
Diversified International Account (10)
Equity Income Account (10)
Government & High Quality Bond Account (10)
LargeCap Blend II Account (10)
LargeCap Growth Account (10)
Money Market Account (10)
Principal Capital Appreciation Account (10)
Real Estate Securities Account (10)
SmallCap Growth Account II (10)
SmallCap Value Account I (10)
Strategic Asset Management (“SAM”) Balanced Portfolio (10)
Strategic Asset Management (“SAM”) Conservative Balanced Portfolio (10)
Strategic Asset Management (“SAM”) Conservative Growth Portfolio (10)
Strategic Asset Management (“SAM”) Flexible Income Portfolio (10)
Strategic Asset Management (“SAM”) Strategic Growth Portfolio (10)
Short-Term Income Account (10)
AllianceBernstein Variable Product Series Fund, Inc.:
Small Cap Growth Portfolio – Class A
Small/Mid Cap Value Portfolio – Class A (6)
American Century Investments®:
VP Capital Appreciation – Class I (8)
VP Income & Growth Fund – Class I
VP Inflation Protection Fund – Class II
VP MidCap Value Fund – Class II (3)
VP Ultra® Fund – Class I
VP Ultra® Fund – Class II
VP Value Fund – Class II
American Funds Insurance Series:
Blue Chip Income and Growth Fund – Class 4 (10)
Global Small Capitalization Fund – Class 2 (9)
Global Small Capitalization Fund – Class 4 (10)
High-Income Bond – Class 2 (9)
Managed Risk Asset Allocation Fund – Class P2 (10)
Managed Risk Growth Fund – Class P2 (10)
Managed Risk International Fund – Class P2 (10)
New World Fund – Class 2 (9)
New World Fund – Class 4 (10)
Calvert Investment:
VP EAFE International Index – Class F (10)
VP Russell 2000 Small Cap Index Portfolio – Class F (10)
VP S&P MidCap 400 Index Portfolio – Class F (10)
Delaware Small Cap Value – Service Shares (6)
Dreyfus Investment Portfolios:
Technology Growth Portfolio – Service Shares

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

DWS Funds:
Alternative Asset Allocation VIP – Class B (10)
Equity 500 Index VIP – Class B2 (10)
Small Mid Cap Value VIP – Class B (6)
Fidelity® Variable Insurance Products Fund:
Contrafund® Portfolio – Service Class
Contrafund® Portfolio – Service Class 2
Equity-Income Portfolio – Service Class 2
Growth Portfolio – Service Class
Growth Portfolio – Service Class 2
Mid Cap Portfolio – Service Class (9)
Mid Cap Portfolio – Service Class 2
Overseas Portfolio – Service Class 2
Franklin Templeton Variable Insurance Products Trust:
Global Real Estate VIP Fund – Class 2 (10)
Rising Dividends VIP Fund – Class 4 (10)
Small Cap Value VIP Fund – Class 2 (11)
Templeton Global Bond VIP Fund – Class 4 (10)
Templeton Growth VIP Fund – Class 2 (12)
Goldman Sachs Variable Insurance Trust:
Mid Cap Value Fund – Institutional Shares
Mid Cap Value Fund – Service Shares (10)
Small Cap Equity Insights Fund – Institutional Shares (13)
Small Cap Equity Insights Fund – Service Shares (10)
Guggenheim Investments:
Floating Rate Strategies – Series F (10)
Global Managed Futures Strategy (10)
Long Short Equity Fund (10)
Macro Opportunities – Series M (10)
Multi-Hedge Strategies (10)
Invesco Variable Insurance Fund:
American Franchise – Series I Shares (4)
Balanced-Risk Allocation – Series II Shares (10)
Core Equity Fund – Series I Shares
Global Health Care Fund – Series I Shares
Global Health Care Fund – Series II Shares (10)
International Growth Fund – Series I Shares
International Growth Fund – Series II Shares (10)
MidCap Growth – Series I Shares (4)
Small Cap Equity Fund – Series I Shares
Technology Fund – Series I Shares
Value Opportunities – Series I Shares
Janus Aspen Series:
Janus Aspen Series Enterprise Portfolio – Service Shares
Janus Aspen Series Flexible Bond Portfolio – Service Shares (10)
MFS® Variable Insurance Trust:
International Value – Service Class (10)
New Discovery – Service Class (6)
Utilities Series – Service Class
Value Series – Service Class

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

Neuberger Berman Advisors Management Trust:
Large Cap Value Portfolio – I Class Shares
Small-Cap Growth Portfolio – S Class Shares
Socially Responsive Portfolio – I Class Shares
Oppenheimer Main Street Small Cap Fund®/VA - Service Shares (6)
PIMCO Variable Insurance Trust:
All Asset Portfolio Administrative Class
High Yield Portfolio Administrative Class (2)
Total Return Portfolio Administrative Class
Rydex Funds:
Commodities Strategy (10)
NASDAQ 100 (10)
T. Rowe Price Equity Series, Inc.
Blue Chip Growth Portfolio – II
Health Sciences Portfolio – II
Van Eck VIP Trust:
Global Hard Assets Fund –Class S Shares

(1)    Organized by Principal Life Insurance Company.

(2)	Commencement of operations, January 4, 2010.

(3)	Commencement of operations, May 24, 2010.

(4)	Commencement of operations, April 27, 2012.

(5)	Commencement of operations, May 21, 2012.

(6)	Commencement of operations, May 20, 2013.

(7)	Commencement of operations, December 2, 2013

(8)	Commencement of operations, April 24, 2014.

(9)	Commencement of operations, May 17, 2014.

(10)	Commencement of operations, November 10, 2014.
(11) Represented the operations of Franklin Small Cap Value VIP Class 2 Division until May 17, 2014.
(12) Represented the operations of Templeton Growth VIP Class 2 Division until May 17, 2014.
(13) Represented the operations of Goldman Sachs VIT Structured Small Cap Equity Service Class I Division until May 17, 2014.

Commencement of operations date is the date that the division became available to contractholders.

The assets of Separate Account B are owned by Principal Life. The assets of Separate Account B support the following variable annuity contracts of Principal Life and may not be used to satisfy the liabilities arising from any other business of Principal Life: Bankers Flexible Annuity; Pension Builder Plus; Pension Builder Plus-Rollover IRA; Personal Variable; Premier Variable; Principal Freedom Variable Annuity; Principal Freedom Variable Annuity 2; The Principal Variable Annuity; The Principal Variable Annuity with Purchase Payment Credit Rider; Principal Investment Plus Variable Annuity; Principal Investment Plus Variable Annuity with Premium Payment Credit Rider; Principal Lifetime Income Solutions; The Principal Pivot Series Variable Annuity and The Principal Pivot Series Variable Annuity with Liquidity Max Rider. Principal Life no longer accepts contributions for Bankers Flexible Annuity contracts, Pension Builder Plus contracts and Pension Builder Plus-Rollover IRA contracts. Contractholders are given the option of withdrawing their funds or transferring to another contract. Contributions to the Personal Variable contracts are no longer accepted from new customers, only from existing customers beginning January 1998.

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements and accompanying notes of Separate Account B in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Investments

Investments are stated at the closing net asset value (“NAV”) per share on December 31, 2014. Net realized gains and losses on sales of investments are determined on the basis of the first-in, first-out (“FIFO”) method. Dividends are taken into income on an accrual basis as of the ex-dividend date. Investment transactions are accounted for on a trade date basis.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels:

•	Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

•	Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.

•	Level 3 – Fair values are based on significant unobservable inputs for the asset or liability.

All investments of the open-end management investment companies listed above represent investments in mutual funds for which a daily NAV is calculated and published. Therefore, all investments are reflected in Level 1 of the fair value hierarchy.

2. Expenses and Related Party Transactions

Principal Life is compensated for the following expenses:

Bankers Flexible Annuity contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.48% of the asset value of each contract. An annual administration charge of $7 for each participant’s account is deducted as compensation for administrative expenses. This charge is collected by redeeming units of the separate account.

Pension Builder Plus and Pension Builder Plus – Rollover IRA contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.50% (1.0% for a Rollover Individual Retirement Annuity) of the asset value of each contract. A contingent sales charge of up to 7.0% may be deducted from withdrawals made during the first ten years of a contract, except for withdrawals related to death or permanent disability. An annual administration charge will be deducted ranging from a minimum of $25 to a maximum of $275 depending upon a participant’s investment account values and the number of participants under the retirement plan and their participant investment account value.

Personal Variable contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.64% of the asset value of each contract. The contract provides for recordkeeping and other services and allows the contractholders, in their sole discretion, a customized plan-level service package and charges. An annual administration charge of $34 (increases to $37 if the benefit plan reports are distributed directly to the homes of plan participants) for each participant’s account plus 0.35% of the annual average balance of investment account values that correlate to a plan participant will be deducted on a quarterly basis.

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

Premier Variable contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.42% of the asset value of each contract. The contract provides for recordkeeping and other services and allows the contractholders, in their sole discretion, a customized plan-level service package and charges. The amount varies by plan document and account balance of contract. Recordkeeping charges are also paid by the contractholder. The annual charge ranges from $2,250 to $25,316 plus $10 per participant. The amount varies by total plan participants. There were no contingent sales charges provided for in these contracts.

Principal Freedom Variable Annuity – Mortality and expenses risk assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.85% of the asset value of each contract. Principal Life reserves the right to increase this charge but guarantees that it will not exceed 1.25% per year. A surrender charge up to 6.0% may be deducted from the withdrawals made during the first six years of a contract, except for withdrawals related to death, annuitization, permanent disability, confinement in a health facility, or terminal illness. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each division. This fee is currently being waived.

Principal Freedom Variable Annuity 2 – Mortality and expenses risk assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.95% of the asset value of each contract. Principal Life reserves the right to increase this charge but guarantees that it will not exceed 1.25% per year. A surrender charge up to 3.0% may be deducted from the withdrawals made during the first three years of a contract, except for death, annuitization, permanent disability, confinement in a health facility, or terminal illness. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each division. This fee is currently being waived.

The Principal Variable Annuity – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.25% of the asset value of each contract. A surrender charge of up to 6.0% may be deducted from the withdrawals made during the first six years of a contract, except for death, annuitization, permanent disability, confinement in a health care facility, or terminal illness. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each division. Currently, Principal Life is charging an annual rate of 0.05% of the asset value of each contract. This charge is deducted from the daily unit value. The product also contains an optional purchase payment credit rider, which charges an annual rate of 0.6%. For electing participants, the rider is deducted from the daily unit value. For contracts with the purchase payment credit rider, the maximum surrender charge is 8.0% from withdrawals made during the first eight years.

The Principal Investment Plus Variable Annuity - Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.25% of the asset value of each contract. A surrender charge of up to 6.0% may be deducted from the withdrawals made during the first six years of a contract, except for death, annuitization, permanent disability, confinement in a health care facility, or terminal illness. An annual administration charge of the lesser of 2.0% of the accumulated value or $30 is deducted at the end of the contract year. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each division. Currently, Principal Life is charging an annual rate of 0.15% of the asset value of each contract. This charge is deducted from the daily unit value. The product also contains an optional premium payment credit rider, which charges an annual rate of 0.6%. For electing participants, the rider is deducted from the daily unit value. For contracts with the premium payment credit rider, the maximum surrender charge is 8.0% from withdrawals made during the first eight years.

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

Principal Lifetime Income SolutionsSM Variable Annuity – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.25% of the asset value of each contract. A surrender charge of up to 6% may be deducted from the withdrawals made during the first six years of a contract, except for death, annuitization, permanent disability, confinement in a health care facility or terminal illness. Principal Life reserves the right to charge an additional administration fee of up to 0.15% of the average daily net asset value of each division. Currently, Principal Life is charging an annual rate of 0.15% of the asset value of each contract. This charge is deducted from the daily unit value.

The Principal Pivot Series Variable Annuity - Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.00% of the asset value of each contract. A surrender charge of up to 6.0% may be deducted from the withdrawals made during the first six years of a contract, except for death, annuitization, permanent disability, confinement in a health care facility, or terminal illness. An annual administration charge of the lesser of 2.0% of the accumulated value or $30 is deducted at the end of the contract year. Principal Life reserves the right to charge an additional administrative fee of up to 0.30% of the asset value of each division. Currently, Principal Life is charging an annual rate of 0.15% of the asset value of each contract. This charge is deducted from the daily unit value. The product also contains an optional liquidity max rider, which charges an annual rate of 0.25%. For electing participants, the rider is deducted from the daily unit value.

During the year ended December 31, 2014, management fees were paid indirectly to Principal Management Corporation (“Manager”) (wholly owned by Principal Financial Services, Inc.), an affiliate of Principal Life, in its capacity as advisor to Principal Variable Contracts Funds, Inc. Investment advisory and management fees are computed on an annual rate of 0.03% of each of the Principal LifeTime Accounts’ average daily net assets. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is 0.25% of aggregate net assets up to the first $1 billion and 0.20% of aggregate net assets over $1 billion.

The annual rates used in this calculation for each of the other Accounts are as shown in the following tables.

	Net Assets of Accounts (in millions)
	First $100	Next $100	Next $100	Next $100	Over $400
Balanced Account	0.60%	0.55%	0.50%	0.45%	0.40%
Bond & Mortgage Securities Account	0.50	0.45	0.40	0.35	0.30
Equity Income Account	0.60	0.55	0.50	0.45	0.40
LargeCap Growth Account I	0.80	0.75	0.70	0.65	0.60
MidCap Account	0.65	0.60	0.55	0.50	0.45
Money Market Account	0.50	0.45	0.40	0.35	0.30
Real Estate Securities Account	0.90	0.85	0.80	0.75	0.70
SmallCap Blend Account	0.85	0.80	0.75	0.70	0.65
SmallCap Growth Account II	1.00	0.95	0.90	0.85	0.80
SmallCap Value Account I	1.10	1.05	1.00	0.95	0.90

	Net Assets of Accounts (in millions)
	First $250	Next $250	Next $250	Next $250	Over $1,000
Diversified International Account	0.85%	0.80%	0.75%	0.70%	0.65%
International Emerging Markets Account	1.25	1.20	1.15	1.10	1.05
LargeCap Blend Account II	0.75	0.70	0.65	0.60	0.55
LargeCap Value Account	0.60	0.55	0.50	0.45	0.40

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

	Net Assets of Accounts						Net Assets of Accounts
	(in millions)						(in millions)
	First $500	Next $500	Next $1 billion	Next $1 billion	Over $3 billion		First $500	Over $500
LargeCap Growth Account	0.68%	0.63%	0.61%	0.56%	0.51%	Principal Capital Appreciation Account	0.625%	0.500%

	Net Assets of Accounts			Net Assets of Accounts
	First $2 billion	Over $2 billion		First $200	Next $300	Over $500
Government & High Quality Bond Account	0.50%	0.45%	Short-Term Income Account	0.50%	0.45%	0.40%

All Net Assets
Diversified Balanced Account	0.05%
Diversified Balanced Managed Volatility Account	0.05
Diversified Growth Account	0.05
Diversified Growth Managed Volatility Account	0.05
Diversified Income Account	0.05
LargeCap S&P 500 Index Account	0.25

The Manager has contractually agreed to limit the Separate Account’s management and investment advisory fees for certain of the Separate Accounts through the period ended April 30, 2015. The expense limit will reduce the Separate Account’s management and investment advisory fees by the following amounts:

LargeCap Blend Account II	0.018%
LargeCap Growth Account I	0.016
SmallCap Value Account I	0.020

In addition, the Manager has contractually agreed to limit the management and investment advisory fees for SmallCap Growth Account II. The expense limit will reduce the Separate Account’s management fees by 0.100% through the period ended April 30, 2015.

The Manager has contractually agreed to limit the expenses (excluding interest the Separate Accounts incur in connection with investments they make) for certain classes of shares of certain of the Separate Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

	From January 1, 2014 through December 31, 2014
	Class 1	Class 2	Expiration
Diversified Balanced Managed Volatility Account	N/A	0.31%	April 30, 2015
Diversified Growth Managed Volatility Account	N/A	0.31	April 30, 2015
SmallCap Value Account I	0.99%	1.24	April 30, 2015

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

The Manager has contractually agreed to limit Short-Term Income Account’s expenses by 0.01% through the period ended April 30, 2015.

In addition, the Manager has voluntarily agreed to limit the expenses (excluding interest the Separate Accounts incur in connection with investments they make and acquired fund fees and expenses) attributable to Class 2 shares of certain of the Separate Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets on an annualized basis during the reporting period. The expense limit may be terminated at any time. The operating expense limits are as follows:

Expense Limit
Diversified Balanced Account	0.31%
Diversified Growth Account	0.31
Diversified Income Account	0.31

In addition, the Manager has voluntarily agreed to limit the Money Market Account’s expenses to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.

3. Federal Income Taxes

The operations of the Separate Account are a part of the operations of Principal Life. Under current practice, no federal income taxes are allocated by Principal Life to the operations of the Separate Account.

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

4. Purchases and Sales of Investments

The aggregate cost of purchases and proceeds from sales of investments were as follows for the period ended December 31, 2014:

Division	Purchases	Sales
AllianceBernstein Small Cap Growth Class A Division:
Principal Investment Plus Variable Annuity	$1,270,863	$1,270,248
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	69,682	728,773

AllianceBernstein Small/Mid Cap Value Class A Division:
The Principal Variable Annuity	$162,425	$86,128
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	1,508,785	492,740
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	328,182	97,691

American Century VP Capital Appreciation Class I Division:
Principal Investment Plus Variable Annuity	$2,275,815	$338,104
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	739,438	345,604

American Century VP Income & Growth Class I Division:
Principal Freedom Variable Annuity	$232,194	$546,131
Principal Freedom Variable Annuity 2	65,177	8,394
The Principal Variable Annuity	617,472	2,199,836
The Principal Variable Annuity with Purchase Payment Credit Rider	2,006	111,997

American Century VP Inflation Protection Class II Division:
Principal Investment Plus Variable Annuity	$14,862,758	$20,344,875
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,228,577	9,266,766
Principal Pivot Series Variable Annuity	—	12
Principal Pivot Series Variable Annuity with Liquidity Max Rider	15,811	1

American Century VP MidCap Value Class II Division:
The Principal Variable Annuity	$696,993	$542,910
The Principal Variable Annuity with Purchase Payment Credit Rider	414	78,386
Principal Investment Plus Variable Annuity	1,677,506	703,279
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	423,722	326,994

American Century VP Ultra Class I Division:
The Principal Variable Annuity	$228,124	$900,234
The Principal Variable Annuity with Purchase Payment Credit Rider	—	67,983

American Century VP Ultra Class II Division:
Principal Investment Plus Variable Annuity	$6,446,778	$14,258,429
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	656,197	6,767,372

American Century VP Value Class II Division:
The Principal Variable Annuity	$1,820,641	$4,860,333
The Principal Variable Annuity with Purchase Payment Credit Rider	16,567	548,537
Principal Pivot Series Variable Annuity	20,865	21
Principal Pivot Series Variable Annuity with Liquidity Max Rider	13,807	—

Principal Life Insurance Company Separate Account B Notes to Financial Statements December 31, 2014

Division	Purchases	Sales
American Funds Insurance Series Blue Chip Income & Growth Fund Class 4 Division:
Principal Pivot Series Variable Annuity	$75,757	$40
Principal Pivot Series Variable Annuity with Liquidity Max Rider	28,930	—

American Funds Insurance Series Global Small Capitalization Fund Class 2 Division:
The Principal Variable Annuity	$113,973	$17,890
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—

American Funds Insurance Series Global Small Capitalization Fund Class 4 Division:
Principal Pivot Series Variable Annuity	$7,842	$2
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—

American Funds Insurance Series High-Income Bond Class 2 Division:
The Principal Variable Annuity	$329,483	$100,972
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—

American Funds Insurance Series Managed Risk Asset Allocation Fund Class P2 Division:
Principal Pivot Series Variable Annuity	$—	$—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—

American Funds Insurance Series Managed Risk Growth Fund Class P2 Division:
Principal Pivot Series Variable Annuity	$30,020	$8
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—

American Funds Insurance Series Managed Risk International Fund Class P2 Division:
Principal Pivot Series Variable Annuity	$18,000	$4
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—

American Funds Insurance Series New World Fund Class 2 Division:
The Principal Variable Annuity	$183,238	$7,267
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—

American Funds Insurance Series New World Fund Class 4 Division:
Principal Pivot Series Variable Annuity	$53,068	$33
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—

Balanced Class 1 Division:
Personal Variable	$47,008	$106,629
Premier Variable	496,397	572,645
The Principal Variable Annuity	1,679,305	5,249,487
The Principal Variable Annuity with Purchase Payment Credit Rider	8,235	245,763

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

Division	Purchases	Sales
Bond & Mortgage Securities Class 1 Division:
Personal Variable	$33,250	$78,893
Premier Variable	474,811	570,857
Principal Freedom Variable Annuity	915,227	1,120,187
Principal Freedom Variable Annuity 2	101,366	135,786
The Principal Variable Annuity	9,885,056	16,719,750
The Principal Variable Annuity with Purchase Payment Credit Rider	118,972	1,753,118
Principal Investment Plus Variable Annuity	20,171,250	26,041,940
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	2,097,200	12,174,551

Calvert EAFE International Index Class F Division:
Principal Pivot Series Variable Annuity	$—	$6
Principal Pivot Series Variable Annuity with Liquidity Max Rider	5,770	—

Calvert Russell 2000 Small Cap Index Class F Division:
Principal Pivot Series Variable Annuity	$13,931	$21
Principal Pivot Series Variable Annuity with Liquidity Max Rider	9,699	—

Calvert S&P MidCap 400 Index Class F Division:
Principal Pivot Series Variable Annuity	$27,117	$34
Principal Pivot Series Variable Annuity with Liquidity Max Rider	11,460	—

Delaware Small Cap Value Service Class Division:
The Principal Variable Annuity	$42,601	$20,224
The Principal Variable Annuity with Purchase Payment Credit Rider	2,080	5,290
Principal Investment Plus Variable Annuity	736,646	316,887
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	68,980	6,991

Diversified Balanced Class 2 Division:
Principal Investment Plus Variable Annuity	$197,512,885	$98,411,076
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	23,739,767	15,907,946
Principal Lifetime Income Solutions	1,753,763	2,438,750
Principal Pivot Series Variable Annuity	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—

Diversified Balanced Managed Volatility Class 2 Division:
Principal Investment Plus Variable Annuity	$66,311,252	$3,961,584
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	4,577,937	589,516
Principal Lifetime Income Solutions	15,103,105	650,980
Principal Pivot Series Variable Annuity	7,500	6
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—

Diversified Growth Class 2 Division:
Principal Investment Plus Variable Annuity	$707,121,970	$198,924,613
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	55,688,974	19,646,969
Principal Lifetime Income Solutions	2,133,735	3,282,534
Principal Pivot Series Variable Annuity	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

Division	Purchases	Sales
Diversified Growth Managed Volatility Class 2 Division:
Principal Investment Plus Variable Annuity	$120,381,234	$7,188,616
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	12,003,230	2,101,268
Principal Lifetime Income Solutions	19,533,726	719,680
Principal Pivot Series Variable Annuity	26,710	19
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—

Diversified Income Class 2 Division:
Principal Investment Plus Variable Annuity	$84,853,497	$38,114,226
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	2,951,292	2,119,243
Principal Lifetime Income Solutions	2,293,190	944,606

Diversified International Class 1 Division:
Personal Variable	$44,327	$100,109
Premier Variable	308,851	687,121
Principal Freedom Variable Annuity	124,636	388,745
Principal Freedom Variable Annuity 2	99,434	153,069
The Principal Variable Annuity	9,175,794	22,600,307
The Principal Variable Annuity with Purchase Payment Credit Rider	138,648	1,788,860
Principal Investment Plus Variable Annuity	11,250,647	10,617,597
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,330,873	6,497,891

Diversified International Class 2 Division:
Principal Pivot Series Variable Annuity	$26,250	$11
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—

Dreyfus Investment Portfolio Technology Growth Service Shares Division:
Principal Investment Plus Variable Annuity	1,777,004	1,410,569
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	512,424	445,355

DWS Alternative Asset Allocation Class B Division:
Principal Pivot Series Variable Annuity	$—	$—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—

DWS Equity 500 Index Class B2 Division:
Principal Pivot Series Variable Annuity	17,239	42
Principal Pivot Series Variable Annuity with Liquidity Max Rider	41,266	—

DWS Small Mid Cap Value Class B Division:
The Principal Variable Annuity	$26,173	$543
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	372,810	16,766
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	74,344	10,427
Principal Pivot Series Variable Annuity	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

Division	Purchases	Sales
Equity Income Class 1 Division:
Premier Variable	$76,706	$94,357
The Principal Variable Annuity	5,369,571	13,953,835
The Principal Variable Annuity with Purchase Payment Credit Rider	57,238	883,313
Principal Investment Plus Variable Annuity	30,216,547	58,670,999
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	2,502,573	25,860,748

Equity Income Class 2 Division:
Principal Pivot Series Variable Annuity	$58,854	$64
Principal Pivot Series Variable Annuity with Liquidity Max Rider	21,021	—

Fidelity VIP Contrafund Service Class Division:
The Principal Variable Annuity	$3,789,588	$10,386,815
The Principal Variable Annuity with Purchase Payment Credit Rider	45,244	481,315

Fidelity VIP Contrafund Service Class 2 Division:
Principal Investment Plus Variable Annuity	$9,743,570	$11,420,853
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	827,829	4,508,993
Principal Pivot Series Variable Annuity	102,813	89
Principal Pivot Series Variable Annuity with Liquidity Max Rider	26,953	—

Fidelity VIP Equity-Income Service Class 2 Division:
The Principal Variable Annuity	$2,222,962	$5,388,104
The Principal Variable Annuity with Purchase Payment Credit Rider	65,026	430,858
Principal Investment Plus Variable Annuity	2,348,419	1,976,568
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	394,753	989,033

Fidelity VIP Growth Service Class Division:
The Principal Variable Annuity	$768,152	$3,812,420
The Principal Variable Annuity with Purchase Payment Credit Rider	473	103,003

Fidelity VIP Growth Service Class 2 Division:
Principal Investment Plus Variable Annuity	$2,818,222	$1,954,680
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	661,701	1,341,272

Fidelity VIP Mid Cap Service Class Division:
Principal Freedom Variable Annuity 2	$70,656	$280

Fidelity VIP Mid Cap Service Class 2 Division:
Principal Investment Plus Variable Annuity	$4,835,260	$2,693,060
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	506,556	782,263
Principal Pivot Series Variable Annuity	143,067	141
Principal Pivot Series Variable Annuity with Liquidity Max Rider	13,754	—

Fidelity VIP Overseas Service Class 2 Division:
Principal Investment Plus Variable Annuity	$9,498,533	$9,358,342
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,127,821	5,323,653
Principal Pivot Series Variable Annuity	1,511	5
Principal Pivot Series Variable Annuity with Liquidity Max Rider	2,875	—

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

Division	Purchases	Sales
Franklin Global Real Estate VIP Class 2 Division:
Principal Pivot Series Variable Annuity	$15,979	$25
Principal Pivot Series Variable Annuity with Liquidity Max Rider	25,487	—

Franklin Rising Dividends VIP Class 4 Division:
Principal Pivot Series Variable Annuity	$10,073	$48
Principal Pivot Series Variable Annuity with Liquidity Max Rider	60,257	—

Franklin Small Cap Value VIP Class 2 Division:
The Principal Variable Annuity	$202,766	$152,266
The Principal Variable Annuity with Purchase Payment Credit Rider	7,215	2,029
Principal Investment Plus Variable Annuity	1,225,157	888,946
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	194,397	224,700

Goldman Sachs VIT Mid Cap Value Institutional Shares Division:
The Principal Variable Annuity	$161,346	$39,349
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	7,570,010	3,986,821
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	712,326	3,003,119

Goldman Sachs VIT Mid Cap Value Service Shares Division:
Principal Pivot Series Variable Annuity	$10,713	$10
Principal Pivot Series Variable Annuity with Liquidity Max Rider	7,991	—

Goldman Sachs VIT Small Cap Equity Insights Institutional Shares Division:
The Principal Variable Annuity	$16,893	$6,298
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	2,240,586	847,538
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	170,461	1,180,713

Goldman Sachs VIT Small Cap Equity Insights Service Shares Division:
Principal Pivot Series Variable Annuity	$5,737	$5
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—

Government & High Quality Bond Class 1 Division:
Pension Builder Plus	$4,370	$41,332
Pension Builder Plus – Rollover IRA	1,226	465
Personal Variable	23,875	28,700
Premier Variable	501,019	582,780
Principal Freedom Variable Annuity	528,505	853,757
Principal Freedom Variable Annuity 2	68,765	119,331
The Principal Variable Annuity	9,777,947	19,826,360
The Principal Variable Annuity with Purchase Payment Credit Rider	111,643	1,373,475
Principal Investment Plus Variable Annuity	11,790,040	15,717,457
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,741,332	6,465,001

Government & High Quality Bond Class 2 Division:
Principal Pivot Series Variable Annuity	$11,875	$15
Principal Pivot Series Variable Annuity with Liquidity Max Rider	8,058	—

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

Division	Purchases	Sales
Guggenheim Floating Rate Strategies Series F Division:
Principal Pivot Series Variable Annuity	$2,259	$14
Principal Pivot Series Variable Annuity with Liquidity Max Rider	10,738	—

Guggenheim Investments Global Managed Futures Strategy Division:
Principal Pivot Series Variable Annuity	$21,000	$7
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—

Guggenheim Investments Long Short Equity Division:
Principal Pivot Series Variable Annuity	$37,400	$16
Principal Pivot Series Variable Annuity with Liquidity Max Rider	5,474	—

Guggenheim Investments Multi-Hedge Strategies Division:
Principal Pivot Series Variable Annuity	$4,138	$7
Principal Pivot Series Variable Annuity with Liquidity Max Rider	3,623	—

Guggenheim Macro Opportunities Series M Division:
Principal Pivot Series Variable Annuity	$7	$1
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—

International Emerging Markets Class 1 Division:
Premier Variable	$60,755	$69,549
The Principal Variable Annuity	3,933,268	8,468,927
The Principal Variable Annuity with Purchase Payment Credit Rider	114,042	1,036,229
Principal Investment Plus Variable Annuity	8,076,898	7,304,769
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	960,224	3,900,856

Invesco American Franchise Series I Division:
The Principal Variable Annuity	$223,774	$1,126,762
The Principal Variable Annuity with Purchase Payment Credit Rider	194	16,844

Invesco Balanced-Risk Allocation Series II Division:
Principal Pivot Series Variable Annuity	$—	$—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—

Invesco Core Equity Series I Division:
The Principal Variable Annuity	$1,523,537	$5,138,470
The Principal Variable Annuity with Purchase Payment Credit Rider	1,510	13,926

Invesco Global Health Care Series I Division:
The Principal Variable Annuity	$2,077,496	$2,922,919
The Principal Variable Annuity with Purchase Payment Credit Rider	22,932	172,549

Invesco Global Health Care Series II Division:
Principal Pivot Series Variable Annuity	$67,181	$49
Principal Pivot Series Variable Annuity with Liquidity Max Rider	4,428	—

Invesco International Growth Series I Division:
Principal Investment Plus Variable Annuity	$3,566,718	$2,031,915
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	495,154	282,765

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

Division	Purchases	Sales
Invesco International Growth Series II Division:
Principal Pivot Series Variable Annuity	$26,846	$26
Principal Pivot Series Variable Annuity with Liquidity Max Rider	5,707	—

Invesco Mid Cap Growth Series I Division:
The Principal Variable Annuity	$233,609	$400,809
The Principal Variable Annuity with Purchase Payment Credit Rider	1,506	77,289

Invesco Small Cap Equity Series I Division:
The Principal Variable Annuity	$508,263	$1,403,777
The Principal Variable Annuity with Purchase Payment Credit Rider	90	40,505
Principal Investment Plus Variable Annuity	1,635,576	1,208,301
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	378,235	538,405

Invesco Technology Series I Division:
The Principal Variable Annuity	$1,123,666	$746,655
The Principal Variable Annuity with Purchase Payment Credit Rider	3,318	86,111

Invesco Value Opportunities Series I Division:
Principal Investment Plus Variable Annuity	$613,748	$881,012
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	97,859	430,008

Janus Aspen Enterprise Service Shares Division:
The Principal Variable Annuity	$952,285	$1,771,121
The Principal Variable Annuity with Purchase Payment Credit Rider	25,380	46,051

Janus Aspen Flexible Bond Service Shares Division:
Principal Pivot Series Variable Annuity	$24,325	$72
Principal Pivot Series Variable Annuity with Liquidity Max Rider	48,742	—

LargeCap Blend II Class 1 Division:
The Principal Variable Annuity	$2,336,710	$9,256,771
The Principal Variable Annuity with Purchase Payment Credit Rider	42,776	1,201,820
Principal Investment Plus Variable Annuity	10,613,103	20,605,846
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	770,320	11,488,252
Principal Pivot Series Variable Annuity	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—

LargeCap Blend II Class 2 Division:
Principal Pivot Series Variable Annuity	$—	$—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—

LargeCap Growth Class 1 Division:
Personal Variable	$74,885	$148,145
Premier Variable	2,931,934	3,262,986
The Principal Variable Annuity	1,173,286	5,898,958
The Principal Variable Annuity with Purchase Payment Credit Rider	12,237	156,830
Principal Investment Plus Variable Annuity	1,892,768	3,102,209
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	307,436	1,245,670

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

Division	Purchases	Sales
LargeCap Growth Class 2 Division:
Principal Pivot Series Variable Annuity	$—	$10
Principal Pivot Series Variable Annuity with Liquidity Max Rider	6,102	—

LargeCap Growth I Class 1 Division:
Premier Variable	$129,801	$90,042
Principal Freedom Variable Annuity	371,018	323,697
Principal Freedom Variable Annuity 2	89,774	11,763
The Principal Variable Annuity	19,860,613	16,348,352
The Principal Variable Annuity with Purchase Payment Credit Rider	145,626	522,745
Principal Investment Plus Variable Annuity	6,373,798	2,399,719
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	753,772	1,760,490

LargeCap S&P 500 Index Class 1 Division:
Premier Variable	$159,210	$191,464
Principal Freedom Variable Annuity	524,936	1,099,258
Principal Freedom Variable Annuity 2	217,928	260,698
The Principal Variable Annuity	4,654,271	11,240,769
The Principal Variable Annuity with Purchase Payment Credit Rider	11,687	429,300
Principal Investment Plus Variable Annuity	9,671,055	7,393,877
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,202,572	3,688,766

LargeCap Value Class 1 Division:
Bankers Flexible Annuity	$135,282	$228,421
Pension Builder Plus	333,814	169,669
Pension Builder Plus – Rollover IRA	34,477	109,390
Personal Variable	95,259	126,897
Premier Variable	1,347,207	1,205,461
Principal Freedom Variable Annuity	718,161	777,841
Principal Freedom Variable Annuity 2	56,442	29,766
The Principal Variable Annuity	11,126,873	11,378,053
The Principal Variable Annuity with Purchase Payment Credit Rider	69,772	381,777
Principal Investment Plus Variable Annuity	6,955,077	4,295,144
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	874,213	2,412,499

MFS VIT International Value Service Class Division:
Principal Pivot Series Variable Annuity	$58,426	$57
Principal Pivot Series Variable Annuity with Liquidity Max Rider	3,531	—

MFS VIT New Discovery Service Class Division:
The Principal Variable Annuity	$266,709	$196,344
The Principal Variable Annuity with Purchase Payment Credit Rider	8,002	5,077
Principal Investment Plus Variable Annuity	615,562	98,836
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	52,321	39,500

MFS VIT Utilities Service Class Division:
Principal Investment Plus Variable Annuity	$5,539,968	$2,931,293
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,283,445	949,537
Principal Pivot Series Variable Annuity	112,042	112
Principal Pivot Series Variable Annuity with Liquidity Max Rider	37,248	—

Principal Life Insurance Company Separate Account B Notes to Financial Statements December 31, 2014

Division	Purchases	Sales
MFS VIT Value Service Class Division:
Principal Investment Plus Variable Annuity	$1,505,782	$1,038,560
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	135,396	134,557

MidCap Class 1 Division:
Personal Variable	$177,032	$242,266
Premier Variable	997,664	1,239,998
Principal Freedom Variable Annuity	1,049,952	1,371,165
Principal Freedom Variable Annuity 2	179,555	202,431
The Principal Variable Annuity	28,796,539	43,504,663
The Principal Variable Annuity with Purchase Payment Credit Rider	546,907	2,354,348
Principal Investment Plus Variable Annuity	28,405,096	32,744,324
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,780,263	14,256,289

Money Market Class 1 Division:
Pension Builder Plus	$—	$2,864
Pension Builder Plus – Rollover IRA	—	1
Personal Variable	80,196	65,781
Premier Variable	4,685,048	3,806,702
Principal Freedom Variable Annuity	48,089	618,084
Principal Freedom Variable Annuity 2	3,015	46,692
The Principal Variable Annuity	10,220,782	15,117,489
The Principal Variable Annuity with Purchase Payment Credit Rider	(36,501)	673,928
Principal Investment Plus Variable Annuity	36,270,848	39,704,072
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	6,264,900	8,034,506
Principal Lifetime Income Solutions	312,877	188,133

Money Market Class 2 Division:
Principal Pivot Series Variable Annuity	$294,359	$77,049
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—

Neuberger Berman AMT Large Cap Value I Class Division:
Principal Investment Plus Variable Annuity	$985,979	$995,846
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	59,492	713,655

Neuberger Berman AMT Small-Cap Growth S Class Division:
Principal Investment Plus Variable Annuity	$737,745	$769,730
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	85,449	524,700

Neuberger Berman AMT Socially Responsive I Class Division:
Principal Investment Plus Variable Annuity	$1,009,523	$2,400,046
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	124,779	674,995

Oppenheimer Main Street Small Cap Service Shares Division:
The Principal Variable Annuity	$521,936	$210,962
The Principal Variable Annuity with Purchase Payment Credit Rider	2,828	5,857

PIMCO All Asset Administrative Class Division:
Principal Investment Plus Variable Annuity	$1,861,685	$1,084,910
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	84,712	326,052

Principal Life Insurance Company Separate Account B Notes to Financial Statements December 31, 2014

Division	Purchases	Sales
PIMCO High Yield Administrative Class Division:
Principal Investment Plus Variable Annuity	$5,066,572	$2,879,008
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	694,264	739,056
Principal Pivot Series Variable Annuity	1,961	23
Principal Pivot Series Variable Annuity with Liquidity Max Rider	18,141	—

PIMCO Total Return Administrative Class Division:
Principal Investment Plus Variable Annuity	$6,368,403	$8,459,975
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	901,529	1,413,897
Principal Pivot Series Variable Annuity	—	37
Principal Pivot Series Variable Annuity with Liquidity Max Rider	35,663	1

Principal Capital Appreciation Class 1 Division:
Principal Freedom Variable Annuity 2	$8,852	$3,650
Principal Investment Plus Variable Annuity	5,597,528	3,029,417
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,112,253	729,992

Principal Capital Appreciation Class 2 Division:
Principal Pivot Series Variable Annuity	$191,275	$201
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—

Principal LifeTime Strategic Income Class 1 Division:
Principal Freedom Variable Annuity 2	$19,899	$77,537
The Principal Variable Annuity	499,855	683,604
The Principal Variable Annuity with Purchase Payment Credit Rider	61,192	641
Principal Investment Plus Variable Annuity	2,047,315	4,076,349
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	352,380	1,270,008

Principal LifeTime 2010 Class 1 Division:
Principal Freedom Variable Annuity 2	$42,689	$863,465
The Principal Variable Annuity	217,083	255,146
The Principal Variable Annuity with Purchase Payment Credit Rider	—	686
Principal Investment Plus Variable Annuity	3,546,948	4,871,638
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	274,010	2,258,633

Principal LifeTime 2020 Class 1 Division:
Principal Freedom Variable Annuity 2	$328,731	$396,797
The Principal Variable Annuity	600,229	1,789,289
The Principal Variable Annuity with Purchase Payment Credit Rider	—	666
Principal Investment Plus Variable Annuity	21,867,808	37,495,861
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,046,282	18,543,665

Principal LifeTime 2030 Class 1 Division:
Principal Freedom Variable Annuity 2	$943,787	$545,596
The Principal Variable Annuity	584,858	443,774
The Principal Variable Annuity with Purchase Payment Credit Rider	—	709
Principal Investment Plus Variable Annuity	13,485,805	5,711,184
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	2,494,865	1,383,828

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

Division	Purchases	Sales
Principal LifeTime 2040 Class 1 Division:
Principal Freedom Variable Annuity 2	$43,718	$12,396
The Principal Variable Annuity	279,744	128,610
The Principal Variable Annuity with Purchase Payment Credit Rider	—	697
Principal Investment Plus Variable Annuity	3,658,603	1,413,079
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	292,794	889,560

Principal LifeTime 2050 Class 1 Division:
Principal Freedom Variable Annuity 2	$18,937	$37,640
The Principal Variable Annuity	69,534	329,206
The Principal Variable Annuity with Purchase Payment Credit Rider	—	15,016
Principal Investment Plus Variable Annuity	2,071,638	768,213
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	162,761	498,775

Real Estate Securities Class 1 Division:
Premier Variable	$184,149	$91,250
Principal Freedom Variable Annuity 2	60,407	80,607
The Principal Variable Annuity	5,286,407	10,693,205
The Principal Variable Annuity with Purchase Payment Credit Rider	65,104	1,010,136
Principal Investment Plus Variable Annuity	8,766,539	7,269,234
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,932,220	2,972,103

Real Estate Securities Class 2 Division:
Principal Pivot Series Variable Annuity	$164,224	$159
Principal Pivot Series Variable Annuity with Liquidity Max Rider	14,329	—

Rydex Commodities Strategy Division:
Principal Pivot Series Variable Annuity	$8,139	$15
Principal Pivot Series Variable Annuity with Liquidity Max Rider	5,458	—

Rydex NASDAQ 100 Division:
Principal Pivot Series Variable Annuity	$97,933	$101
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—

SAM Balanced Portfolio Class 1 Division:
Premier Variable	$244,807	$222,291
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	500,995	344,676
The Principal Variable Annuity	18,032,042	13,361,023
The Principal Variable Annuity with Purchase Payment Credit Rider	313,771	1,485,638
Principal Investment Plus Variable Annuity	121,276,665	139,199,872
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	20,748,255	23,321,640

SAM Balanced Portfolio Class 2 Division:
Principal Pivot Series Variable Annuity	$549,449	$392
Principal Pivot Series Variable Annuity with Liquidity Max Rider	86,559	—

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

Division	Purchases	Sales
SAM Conservative Balanced Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	$178,305	$339,396
The Principal Variable Annuity	5,099,390	4,353,454
The Principal Variable Annuity with Purchase Payment Credit Rider	—	392,419
Principal Investment Plus Variable Annuity	31,456,707	32,389,008
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	5,789,949	5,005,460

SAM Conservative Balanced Portfolio Class 2 Division:
Principal Pivot Series Variable Annuity	$245,464	$—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	309,723	163

SAM Conservative Growth Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	$365,469	$36,872
The Principal Variable Annuity	4,230,010	3,424,483
The Principal Variable Annuity with Purchase Payment Credit Rider	5,817	374,654
Principal Investment Plus Variable Annuity	23,535,762	7,365,465
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	4,295,411	2,537,266

SAM Conservative Growth Portfolio Class 2 Division:
Principal Pivot Series Variable Annuity	$450,381	$28,642
Principal Pivot Series Variable Annuity with Liquidity Max Rider	9,313	—

SAM Flexible Income Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	$180,806	$547,860
The Principal Variable Annuity	10,538,414	8,297,693
The Principal Variable Annuity with Purchase Payment Credit Rider	51,240	784,355
Principal Investment Plus Variable Annuity	33,784,939	25,734,709
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	3,043,545	6,449,116

SAM Flexible Income Portfolio Class 2 Division:
Principal Pivot Series Variable Annuity	$20,337	$—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	396,846	334

SAM Strategic Growth Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	210,696	202,535
The Principal Variable Annuity	2,264,402	2,460,537
The Principal Variable Annuity with Purchase Payment Credit Rider	—	33,298
Principal Investment Plus Variable Annuity	14,948,099	3,733,175
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	6,228,998	3,153,250

SAM Strategic Growth Portfolio Class 2 Division:
Principal Pivot Series Variable Annuity	$638,808	$28,857
Principal Pivot Series Variable Annuity with Liquidity Max Rider	15,319	—

Short-Term Income Class 1 Division:
Principal Freedom Variable Annuity	$228,755	$508,478
Principal Freedom Variable Annuity 2	3,963	13,060
The Principal Variable Annuity	4,624,609	7,777,443
The Principal Variable Annuity with Purchase Payment Credit Rider	18,718	564,934
Principal Investment Plus Variable Annuity	27,093,210	34,849,025
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,920,705	11,888,230

Principal Life Insurance Company Separate Account B Notes to Financial Statements December 31, 2014

Division	Purchases	Sales
Short-Term Income Class 2 Division:
Principal Pivot Series Variable Annuity	$14,470	$—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	79,296	59

SmallCap Blend Class 1 Division:
Premier Variable	$78,482	$48,747
Principal Freedom Variable Annuity	210,511	456,841
Principal Freedom Variable Annuity 2	40,409	79,841
The Principal Variable Annuity	2,346,358	6,142,992
The Principal Variable Annuity with Purchase Payment Credit Rider	50,846	327,194
Principal Investment Plus Variable Annuity	2,853,007	315,933
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	347,349	158,556

SmallCap Growth II Class 1 Division:
Premier Variable	$37,796	$120,807
Principal Freedom Variable Annuity	28,453	76,978
Principal Freedom Variable Annuity 2	2,480	1,197
The Principal Variable Annuity	951,026	4,724,484
The Principal Variable Annuity with Purchase Payment Credit Rider	7,653	136,144
Principal Investment Plus Variable Annuity	1,995,935	2,512,886
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	220,677	958,772

SmallCap Growth II Class 2 Division:
Principal Pivot Series Variable Annuity	$6,511	$6
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—

SmallCap Value I Class 1 Division:
Premier Variable	$90,996	$112,224
Principal Freedom Variable Annuity 2	24,531	21,199
The Principal Variable Annuity	4,636,012	6,595,406
The Principal Variable Annuity with Purchase Payment Credit Rider	45,152	357,480
Principal Investment Plus Variable Annuity	11,445,377	12,257,547
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,206,181	5,115,583

SmallCap Value I Class 2 Division:
Principal Pivot Series Variable Annuity	$29,378	$12
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—

T. Rowe Price Blue Chip Growth Portfolio II Division:
Principal Investment Plus Variable Annuity	$2,519,744	$2,455,641
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	901,812	854,113

T. Rowe Price Health Sciences Portfolio II Division:
Principal Investment Plus Variable Annuity	$10,534,270	$6,143,590
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	3,009,753	3,368,389

Templeton Global Bond VIP Class 4 Division:
Principal Pivot Series Variable Annuity	$15,002	$74
Principal Pivot Series Variable Annuity with Liquidity Max Rider	53,414	—

Principal Life Insurance Company Separate Account B Notes to Financial Statements December 31, 2014

Division	Purchases	Sales
Templeton Growth VIP Class 2 Division:
Principal Freedom Variable Annuity	$66,409	$137,901

Van Eck Global Hard Assets Class S Division:
The Principal Variable Annuity	$686,509	$1,099,713
The Principal Variable Annuity with Purchase Payment Credit Rider	728	17,603
Principal Investment Plus Variable Annuity	2,083,173	1,924,861
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	283,391	284,680
Principal Pivot Series Variable Annuity	96,889	32
Principal Pivot Series Variable Annuity with Liquidity Max Rider	12,864	—

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

5. Changes in Units Outstanding

Transactions in units were as follows for each of the periods ended December 31:

	2014		2013
Division:	Purchases	Redemptions	Purchases	Redemptions

AllianceBernstein Small Cap Growth Class A Division:
Principal Investment Plus Variable Annuity	31,807	47,758	46,073	36,011
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,744	27,400	14,481	16,029

AllianceBernstein Small/Mid Cap Value Class A Division:
The Principal Variable Annuity	11,477	7,185	17,834	417
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—	—	—
Principal Investment Plus Variable Annuity	113,956	39,887	57,039	30
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	24,787	7,908	21,270	1,026

American Century VP Capital Appreciation Class I Division:
Principal Investment Plus Variable Annuity	230,626	31,775	—	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	74,933	32,480	—	—

American Century VP Income & Growth Class I Division:
Principal Freedom Variable Annuity	9,549	29,998	11,636	43,831
Principal Freedom Variable Annuity 2	3,953	478	499	275
The Principal Variable Annuity	24,011	126,769	141,847	189,862
The Principal Variable Annuity with Purchase Payment Credit Rider	78	6,454	960	57,836

American Century VP Inflation Protection Class II Division:
Principal Investment Plus Variable Annuity	933,410	1,508,391	1,590,495	1,479,340
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	77,157	687,048	324,114	572,917
Principal Pivot Series Variable Annuity	—	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	1,583	—	—	—

American Century VP MidCap Value Class II Division:
The Principal Variable Annuity	33,670	30,094	44,860	37,733
The Principal Variable Annuity with Purchase Payment Credit Rider	20	4,345	4,006	3,832
Principal Investment Plus Variable Annuity	84,920	37,853	71,395	62,199
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	21,450	17,600	14,649	1,316

American Century VP Ultra Class I Division:
The Principal Variable Annuity	14,519	58,530	40,018	86,908
The Principal Variable Annuity with Purchase Payment Credit Rider	---	4,420	1,254	19,873

American Century VP Ultra Class II Division:
Principal Investment Plus Variable Annuity	369,714	804,296	321,488	1,094,339
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	37,632	381,737	17,808	462,250

American Century VP Value Class II Division:
The Principal Variable Annuity	79,127	233,617	159,697	294,539
The Principal Variable Annuity with Purchase Payment Credit Rider	720	26,366	2,559	126,260
Principal Pivot Series Variable Annuity	2,093	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	1,385	—	—	—

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

	2014		2013
Division:	Purchases	Redemptions	Purchases	Redemptions
American Funds Insurance Series Blue Chip Income & Growth Fund Class 4 Division:
Principal Pivot Series Variable Annuity	7,327	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	2,798	—	—	—

American Funds Insurance Series Global Small Capitalization Fund Class 2 Division:
The Principal Variable Annuity	11,077	1,699	—	—
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—	—	—

American Funds Insurance Series Global Small Capitalization Fund Class 4 Division:
Principal Pivot Series Variable Annuity	798	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—	—

American Funds Insurance Series High-Income Bond Class 2 Division:
The Principal Variable Annuity	31,820	10,027	—	—
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—	—	—

American Funds Insurance Series Managed Risk Asset Allocation Fund Class P2 Division:
Principal Pivot Series Variable Annuity	—	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—	—

American Funds Insurance Series Managed Risk Growth Fund Class P2 Division:
Principal Pivot Series Variable Annuity	3,056	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—	—

American Funds Insurance Series Managed Risk International Fund Class P2 Division:
Principal Pivot Series Variable Annuity	1,897	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—	—

American Funds Insurance Series New World Fund Class 2 Division:
The Principal Variable Annuity	17,429	671	—	—
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—	—	—

American Funds Insurance Series New World Fund Class 4 Division:
Principal Pivot Series Variable Annuity	5,772	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—	—

Balanced Class 1 Division:
Personal Variable	12,099	33,836	12,590	18,386
Premier Variable	143,248	178,933	239,363	280,348
The Principal Variable Annuity	41,599	177,907	87,048	268,554
The Principal Variable Annuity with Purchase Payment Credit Rider	204	8,329	1,517	36,917

Bond & Mortgage Securities Class 1 Division:
Personal Variable	9,341	28,745	7,845	3,415
Premier Variable	137,940	199,154	457,170	664,021
Principal Freedom Variable Annuity	40,860	60,236	26,341	71,009
Principal Freedom Variable Annuity 2	6,715	9,954	7,480	18,246
The Principal Variable Annuity	317,975	675,917	476,370	1,098,635
The Principal Variable Annuity with Purchase Payment Credit Rider	3,827	70,872	13,572	224,526
Principal Investment Plus Variable Annuity	739,215	1,089,990	985,508	1,120,891
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	76,856	509,568	190,388	480,547

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

	2014		2013
Division:	Purchases	Redemptions	Purchases	Redemptions
Calvert EAFE International Index Class F Division:
Principal Pivot Series Variable Annuity	—	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	593	—	—	—

Calvert Russell 2000 Small Cap Index Class F Division
Principal Pivot Series Variable Annuity	1,208	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	841	—	—	—

Calvert S&P MidCap 400 Index Class F Division:
Principal Pivot Series Variable Annuity	2,456	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	1,038	—	—	—

Delaware Small Cap Value Service Class Division:
The Principal Variable Annuity	3,420	1,690	1,258	—
The Principal Variable Annuity with Purchase Payment Credit Rider	167	442	421	—
Principal Investment Plus Variable Annuity	59,953	26,516	14,581	152
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	5,614	585	7,696	774

Diversified Balanced Class 2 Division:
Principal Investment Plus Variable Annuity	13,176,718	6,333,753	17,780,210	5,009,850
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,583,756	1,023,838	1,908,418	604,332
Principal Lifetime Income Solutions	82,089	142,995	1,589,704	151,583
Principal Pivot Series Variable Annuity	—	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—	—

Diversified Balanced Managed Volatility Class 2 Division:
Principal Investment Plus Variable Annuity	6,414,941	342,414	64,506	34
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	442,869	50,954	—	—
Principal Lifetime Income Solutions	1,466,513	52,000	22,610	13
Principal Pivot Series Variable Annuity	743	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—	—

Diversified Growth Class 2 Division:
Principal Investment Plus Variable Annuity	44,630,770	11,290,992	55,597,020	6,793,866
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	3,514,870	1,115,165	4,758,787	803,317
Principal Lifetime Income Solutions	91,547	189,499	2,249,024	82,331
Principal Pivot Series Variable Annuity	—	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—	—

Diversified Growth Managed Volatility Class 2 Division:
Principal Investment Plus Variable Annuity	11,620,242	619,952	309,245	180
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,158,656	181,215	25,639	20
Principal Lifetime Income Solutions	1,880,856	55,399	58,539	24
Principal Pivot Series Variable Annuity	2,641	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—	—

Diversified Income Class 2 Division:
Principal Investment Plus Variable Annuity	7,244,955	3,165,366	6,565,483	2,415,060
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	251,987	176,002	548,855	287,042
Principal Lifetime Income Solutions	192,860	73,862	400,339	20,057

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

	2014		2013
Division:	Purchases	Redemptions	Purchases	Redemptions
Diversified International Class 1 Division:
Personal Variable	11,312	30,733	10,167	7,999
Premier Variable	71,509	200,863	148,103	242,862
Principal Freedom Variable Annuity	3,984	20,971	7,073	53,408
Principal Freedom Variable Annuity 2	6,771	11,591	7,483	12,070
The Principal Variable Annuity	242,883	754,308	349,317	928,518
The Principal Variable Annuity with Purchase Payment Credit Rider	3,670	59,705	8,549	225,503
Principal Investment Plus Variable Annuity	363,166	367,243	237,102	390,104
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	42,960	224,750	31,477	146,592

Diversified International Class 2 Division:
Principal Pivot Series Variable Annuity	2,773	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—	—

Dreyfus Investment Portfolio Technology Growth Service Shares Division:
Principal Investment Plus Variable Annuity	71,968	63,463	63,566	52,654
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	20,753	20,037	9,381	6,355

DWS Alternative Asset Allocation Class B Division:
Principal Pivot Series Variable Annuity	—	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—	—

DWS Equity 500 Index Class B2 Division:
Principal Pivot Series Variable Annuity	1,704	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	4,079	—	—	—

DWS Small Mid Cap Value Class B Division:
The Principal Variable Annuity	2,295	17	2,422	1,356
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—	—	—
Principal Investment Plus Variable Annuity	32,430	1,124	7,832	26
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	6,467	699	4,006	—
Principal Pivot Series Variable Annuity	—	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—	—

Equity Income Class 1 Division:
Premier Variable	39,296	50,758	40,003	13,628
The Principal Variable Annuity	283,778	944,386	612,812	1,214,354
The Principal Variable Annuity with Purchase Payment Credit Rider	3,025	59,782	5,403	301,254
Principal Investment Plus Variable Annuity	1,822,346	4,054,169	1,949,078	4,227,026
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	150,929	1,786,979	224,576	1,708,605

Equity Income Class 2 Division:
Principal Pivot Series Variable Annuity	5,846	1	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	2,088	—	—	—

Fidelity VIP Contrafund Service Class Division:
The Principal Variable Annuity	110,980	439,435	201,796	581,531
The Principal Variable Annuity with Purchase Payment Credit Rider	1,325	20,363	4,402	95,858

Fidelity VIP Contrafund Service Class 2 Division:
Principal Investment Plus Variable Annuity	389,788	511,310	297,205	552,961
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	33,117	201,867	33,206	152,070
Principal Pivot Series Variable Annuity	9,899	1	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	2,595	—	—	—

Principal Life Insurance Company Separate Account B Notes to Financial Statements December 31, 2014

	2014		2013
Division:	Purchases	Redemptions	Purchases	Redemptions
Fidelity VIP Equity-Income Service Class 2 Division:
The Principal Variable Annuity	70,388	297,369	212,859	477,606
The Principal Variable Annuity with Purchase Payment Credit Rider	2,059	23,779	2,312	137,872
Principal Investment Plus Variable Annuity	113,925	110,826	134,061	131,180
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	19,150	55,455	26,611	54,665

Fidelity VIP Growth Service Class Division:
The Principal Variable Annuity	53,615	257,201	100,100	291,111
The Principal Variable Annuity with Purchase Payment Credit Rider	33	6,949	1,159	31,562

Fidelity VIP Growth Service Class 2 Division:
Principal Investment Plus Variable Annuity	148,377	100,317	64,369	67,557
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	34,838	68,836	10,392	41,103

Fidelity VIP Mid Cap Service Class Division:
Principal Freedom Variable Annuity 2	6,676	—	—	—

Fidelity VIP Mid Cap Service Class 2 Division:
Principal Investment Plus Variable Annuity	180,264	101,276	129,801	89,195
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	18,885	29,418	25,384	34,958
Principal Pivot Series Variable Annuity	14,188	1	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	1,364	—	—	—

Fidelity VIP Overseas Service Class 2 Division:
Principal Investment Plus Variable Annuity	543,810	539,423	275,223	647,101
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	64,570	306,860	32,774	281,333
Principal Pivot Series Variable Annuity	155	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	295	—	—	—

Franklin Global Real Estate VIP Class 2 Division:
Principal Pivot Series Variable Annuity	1,516	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	2,418	—	—	—

Franklin Rising Dividends VIP Class 4 Division:
Principal Pivot Series Variable Annuity	989	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	5,916	—	—	—

Franklin Small Cap Value VIP Class 2 Division:
The Principal Variable Annuity	9,921	8,029	8,482	80
The Principal Variable Annuity with Purchase Payment Credit Rider	353	107	69	—
Principal Investment Plus Variable Annuity	53,173	46,097	96,587	64,964
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	8,437	11,652	17,196	13,835

Goldman Sachs VIT Mid Cap Value Institutional Shares Division:
The Principal Variable Annuity	5,805	1,608	2,670	21
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—	—	—
Principal Investment Plus Variable Annuity	205,487	172,073	106,295	166,496
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	19,336	129,616	10,347	74,614

Goldman Sachs VIT Mid Cap Value Service Shares Division:
Principal Pivot Series Variable Annuity	976	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	728	—	—	—

Principal Life Insurance Company Separate Account B Notes to Financial Statements December 31, 2014

	2014		2013
Division:	Purchases	Redemptions	Purchases	Redemptions
Goldman Sachs VIT Small Cap Equity Insights Institutional Shares Division:
The Principal Variable Annuity	136	289	5,555	73
The Principal Variable Annuity with Purchase Payment Credit Rider	—	—	—	—
Principal Investment Plus Variable Annuity	74,699	47,951	51,562	81,915
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	5,683	66,801	14,454	29,452

Goldman Sachs VIT Small Cap Equity Insights Service Shares Division:
Principal Pivot Series Variable Annuity	488	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—	—

Government & High Quality Bond Class 1 Division:
Pension Builder Plus	—	12,053	6	3,520
Pension Builder Plus – Rollover IRA	—	39	—	42
Personal Variable	6,702	10,668	9,088	4,044
Premier Variable	143,540	208,680	340,833	423,903
Principal Freedom Variable Annuity	34,200	67,835	24,629	56,859
Principal Freedom Variable Annuity 2	4,662	9,544	5,115	5,573
The Principal Variable Annuity	571,823	1,585,012	787,654	2,481,389
The Principal Variable Annuity with Purchase Payment Credit Rider	6,529	109,802	15,180	304,855
Principal Investment Plus Variable Annuity	805,260	1,265,587	1,141,355	1,466,577
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	118,933	520,569	252,244	622,522

Government & High Quality Bond Class 2 Division:
Principal Pivot Series Variable Annuity	1,173	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	796	—	—	—

Guggenheim Floating Rate Strategies Series F Division:
Principal Pivot Series Variable Annuity	226	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	1,074	—	—	—

Guggenheim Investments Global Managed Futures Strategy Division:
Principal Pivot Series Variable Annuity	1,984	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—	—

Guggenheim Investments Long Short Equity Division:
Principal Pivot Series Variable Annuity	3,580	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	524	—	—	—

Guggenheim Investments Multi-Hedge Strategies Division:
Principal Pivot Series Variable Annuity	409	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	358	—	—	—

Guggenheim Macro Opportunities Series M Division:
Principal Pivot Series Variable Annuity	—	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—	—

International Emerging Markets Class 1 Division:
Premier Variable	14,755	18,267	50,146	67,246
The Principal Variable Annuity	112,574	247,367	187,950	317,526
The Principal Variable Annuity with Purchase Payment Credit Rider	3,264	30,267	12,783	86,558
Principal Investment Plus Variable Annuity	237,683	215,155	243,804	206,059
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	28,257	114,896	48,464	73,008

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

	2014		2013
Division:	Purchases	Redemptions	Purchases	Redemptions
Invesco American Franchise Series I Division:
The Principal Variable Annuity	16,164	78,933	26,360	96,211
The Principal Variable Annuity with Purchase Payment Credit Rider	14	1,180	471	3,270

Invesco Balanced-Risk Allocation Series II Division:
Principal Pivot Series Variable Annuity	—	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—	—

Invesco Core Equity Series I Division:
The Principal Variable Annuity	80,693	316,964	73,745	377,704
The Principal Variable Annuity with Purchase Payment Credit Rider	80	859	25	23,323

Invesco Global Health Care Series I Division:
The Principal Variable Annuity	80,899	139,007	204,498	186,215
The Principal Variable Annuity with Purchase Payment Credit Rider	893	8,206	2,265	21,428

Invesco Global Health Care Series II Division:
Principal Pivot Series Variable Annuity	6,479	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	427	—	—	—

Invesco International Growth Series I Division:
Principal Investment Plus Variable Annuity	302,882	170,032	248,145	189,479
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	42,048	23,662	14,495	17,172

Invesco International Growth Series II Division:
Principal Pivot Series Variable Annuity	2,766	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	588	—	—	—

Invesco Mid Cap Growth Series I Division:
The Principal Variable Annuity	17,369	28,294	32,259	56,439
The Principal Variable Annuity with Purchase Payment Credit Rider	112	5,456	85	11,981

Invesco Small Cap Equity Series I Division:
The Principal Variable Annuity	11,239	61,481	47,661	60,192
The Principal Variable Annuity with Purchase Payment Credit Rider	2	1,774	579	17,677
Principal Investment Plus Variable Annuity	53,854	52,241	35,908	45,934
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	12,454	23,278	19,420	20,440

Invesco Technology Series I Division:
The Principal Variable Annuity	92,795	82,330	89,848	131,932
The Principal Variable Annuity with Purchase Payment Credit Rider	274	9,495	3,332	49,634

Invesco Value Opportunities Series I Division:
Principal Investment Plus Variable Annuity	38,007	57,523	51,698	78,589
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	6,060	28,076	22,913	22,407

Janus Aspen Enterprise Service Shares Division:
The Principal Variable Annuity	22,438	121,380	91,461	218,296
The Principal Variable Annuity with Purchase Payment Credit Rider	598	3,156	1,806	19,308

Janus Aspen Flexible Bond Service Shares Division:
Principal Pivot Series Variable Annuity	2,408	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	4,825	—	—	—

Principal Life Insurance Company Separate Account B Notes to Financial Statements December 31, 2014

	2014		2013
Division:	Purchases	Redemptions	Purchases	Redemptions
LargeCap Blend II Class 1 Division:
The Principal Variable Annuity	100,077	484,921	248,250	669,357
The Principal Variable Annuity with Purchase Payment Credit Rider	1,832	62,958	2,883	224,311
Principal Investment Plus Variable Annuity	531,606	1,107,870	392,786	1,289,754
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	38,585	617,664	29,798	586,944
Principal Pivot Series Variable Annuity	—	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—	—

LargeCap Blend II Class 2 Division:
Principal Pivot Series Variable Annuity	—	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—	—

LargeCap Growth Class 1 Division:
Personal Variable	23,452	46,918	127,907	116,168
Premier Variable	933,973	1,047,935	1,029,535	1,090,870
The Principal Variable Annuity	36,529	198,939	56,530	280,709
The Principal Variable Annuity with Purchase Payment Credit Rider	381	5,289	2,016	11,560
Principal Investment Plus Variable Annuity	66,664	108,499	57,402	102,451
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	10,828	43,567	9,814	26,214

LargeCap Growth Class 2 Division:
Principal Pivot Series Variable Annuity	—	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	591	—	—	—

LargeCap Growth I Class 1 Division:
Premier Variable	20,383	44,086	247,165	192,379
Principal Freedom Variable Annuity	2,907	18,504	6,848	18,401
Principal Freedom Variable Annuity 2	3,918	615	67	321
The Principal Variable Annuity	61,644	293,976	101,382	370,995
The Principal Variable Annuity with Purchase Payment Credit Rider	452	9,400	888	54,838
Principal Investment Plus Variable Annuity	66,683	44,835	70,277	51,441
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	7,886	32,892	6,784	19,750

LargeCap S&P 500 Index Class 1 Division:
Premier Variable	78,341	103,055	204,267	127,823
Principal Freedom Variable Annuity	13,646	64,426	16,901	92,203
Principal Freedom Variable Annuity 2	12,557	15,731	15,701	16,923
The Principal Variable Annuity	195,145	710,188	360,582	777,913
The Principal Variable Annuity with Purchase Payment Credit Rider	490	27,123	3,108	178,405
Principal Investment Plus Variable Annuity	561,507	475,443	508,457	494,943
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	69,822	237,196	72,238	184,415

LargeCap Value Class 1 Division:
Bankers Flexible Annuity	—	3,653	—	3,817
Pension Builder Plus	50	15,269	4	13,655
Pension Builder Plus – Rollover IRA	—	9,806	781	309
Personal Variable	7,142	25,816	5,586	10,708
Premier Variable	72,897	242,157	165,907	263,892
Principal Freedom Variable Annuity	13,770	46,330	41,456	37,633
Principal Freedom Variable Annuity 2	11	1,753	1,978	6,394
The Principal Variable Annuity	47,045	282,621	97,513	359,150
The Principal Variable Annuity with Purchase Payment Credit Rider	295	9,483	1,932	30,659
Principal Investment Plus Variable Annuity	117,046	112,256	90,309	123,637
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	14,712	63,052	24,193	52,228

Principal Life Insurance Company Separate Account B Notes to Financial Statements December 31, 2014

	2014		2013
Division:	Purchases	Redemptions	Purchases	Redemptions
MFS VIT International Value Service Class Division:
Principal Pivot Series Variable Annuity	5,858	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	354	—	—	—

MFS VIT New Discovery Service Class Division:
The Principal Variable Annuity	19,365	17,556	21,364	2,685
The Principal Variable Annuity with Purchase Payment Credit Rider	581	454	477	65
Principal Investment Plus Variable Annuity	43,307	8,570	25,674	4,380
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	3,681	3,425	11,490	1,299

MFS VIT Utilities Service Class Division:
Principal Investment Plus Variable Annuity	224,837	126,283	239,415	140,826
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	52,088	40,907	48,928	33,209
Principal Pivot Series Variable Annuity	11,274	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	3,748	—	—	—

MFS VIT Value Service Class Division:
Principal Investment Plus Variable Annuity	63,970	47,445	149,382	67,707
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	5,752	6,147	21,732	14,202

MidCap Class 1 Division:
Personal Variable	9,089	28,270	8,592	5,197
Premier Variable	43,072	141,811	122,806	156,888
Principal Freedom Variable Annuity	3,420	31,278	13,544	62,553
Principal Freedom Variable Annuity 2	5,029	8,615	7,784	10,434
The Principal Variable Annuity	106,360	540,716	253,072	699,996
The Principal Variable Annuity with Purchase Payment Credit Rider	2,020	29,262	3,649	131,896
Principal Investment Plus Variable Annuity	205,013	421,152	303,209	492,587
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	12,849	183,362	49,978	194,435

Money Market Class 1 Division:
Pension Builder Plus	—	657	6	8,358
Pension Builder Plus – Rollover IRA	—	—	—	—
Personal Variable	50,198	39,295	230,272	272,705
Premier Variable	2,793,612	2,260,325	2,445,022	2,595,321
Principal Freedom Variable Annuity	4,029	50,339	71,432	114,865
Principal Freedom Variable Annuity 2	290	4,280	360	12,500
The Principal Variable Annuity	755,485	1,096,247	1,198,478	1,979,507
The Principal Variable Annuity with Purchase Payment Credit Rider	(2,698)	48,870	14,747	192,450
Principal Investment Plus Variable Annuity	2,713,589	2,951,076	3,919,460	3,760,485
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	468,706	597,179	774,385	983,173
Principal Lifetime Income Solutions	23,121	13,826	128,316	128,316

Money Market Class 2 Division:
Principal Pivot Series Variable Annuity	29,505	7,703	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—	—

Neuberger Berman AMT Large Cap Value I Class Division:
Principal Investment Plus Variable Annuity	52,753	53,559	50,686	107,853
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	3,183	38,382	3,820	28,947

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

	2014		2013
Division:	Purchases	Redemptions	Purchases	Redemptions
Neuberger Berman AMT Small-Cap Growth S Class Division:
Principal Investment Plus Variable Annuity	34,440	52,624	40,460	64,174
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	3,989	35,872	14,958	33,792

Neuberger Berman AMT Socially Responsive I Class Division:
Principal Investment Plus Variable Annuity	51,342	120,597	44,908	103,743
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	6,346	33,917	18,583	32,859

Oppenheimer Main Street Small Cap Service Shares Division:
The Principal Variable Annuity	36,352	17,036	36,653	4,329
The Principal Variable Annuity with Purchase Payment Credit Rider	197	473	416	—

PIMCO All Asset Administrative Class Division:
Principal Investment Plus Variable Annuity	105,927	69,340	235,730	206,943
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	4,820	20,839	50,880	56,064

PIMCO High Yield Administrative Class Division:
Principal Investment Plus Variable Annuity	311,483	194,141	712,231	631,534
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	42,682	49,837	133,961	292,490
Principal Pivot Series Variable Annuity	197	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	1,823	—	—	—

PIMCO Total Return Administrative Class Division:
Principal Investment Plus Variable Annuity	467,065	653,099	636,408	1,405,014
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	66,119	109,151	58,080	351,484
Principal Pivot Series Variable Annuity	—	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	3,500	—	—	—

Principal Capital Appreciation Class 1 Division:
Principal Freedom Variable Annuity 2	---	202	45	921
Principal Investment Plus Variable Annuity	188,783	188,602	232,162	139,651
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	37,512	45,447	69,523	29,550

Principal Capital Appreciation Class 2 Division:
Principal Pivot Series Variable Annuity	18,647	1	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—	—

Principal LifeTime Strategic Income Class 1 Division:
Principal Freedom Variable Annuity 2	—	5,534	—	4,971
The Principal Variable Annuity	30,044	45,858	75,979	59,675
The Principal Variable Annuity with Purchase Payment Credit Rider	3,678	43	53	13,516
Principal Investment Plus Variable Annuity	120,737	283,587	158,283	300,102
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	20,781	88,353	26,247	46,222

Principal LifeTime 2010 Class 1 Division:
Principal Freedom Variable Annuity 2	485	63,731	3,159	8,329
The Principal Variable Annuity	11,531	15,259	53,644	29,738
The Principal Variable Annuity with Purchase Payment Credit Rider	—	41	—	—
Principal Investment Plus Variable Annuity	193,043	306,577	301,419	456,139
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	14,913	142,138	9,096	193,399

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

	2014		2013
Division:	Purchases	Redemptions	Purchases	Redemptions
Principal LifeTime 2020 Class 1 Division:
Principal Freedom Variable Annuity 2	8,309	24,697	3,875	37,695
The Principal Variable Annuity	22,058	104,753	119,487	68,041
The Principal Variable Annuity with Purchase Payment Credit Rider	—	39	172	19,058
Principal Investment Plus Variable Annuity	955,654	2,228,842	759,779	1,373,012
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	45,724	1,102,279	49,366	733,184

Principal LifeTime 2030 Class 1 Division:
Principal Freedom Variable Annuity 2	26,520	35,684	1	20,583
The Principal Variable Annuity	12,875	25,020	61,216	36,562
The Principal Variable Annuity with Purchase Payment Credit Rider	—	40	176	1,072
Principal Investment Plus Variable Annuity	215,217	298,170	215,285	354,717
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	39,815	72,247	49,070	91,173

Principal LifeTime 2040 Class 1 Division:
Principal Freedom Variable Annuity 2	892	630	5,432	2,950
The Principal Variable Annuity	13,635	7,199	8,039	5,258
The Principal Variable Annuity with Purchase Payment Credit Rider	—	39	—	—
Principal Investment Plus Variable Annuity	152,495	77,089	96,844	141,963
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	12,204	48,529	8,086	33,716

Principal LifeTime 2050 Class 1 Division:
Principal Freedom Variable Annuity 2	71	2,537	—	—
The Principal Variable Annuity	1,766	18,833	23,445	4,448
The Principal Variable Annuity with Purchase Payment Credit Rider	—	859	112	1,102
Principal Investment Plus Variable Annuity	73,861	41,245	44,696	31,575
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	5,803	26,779	8,688	24,415

Real Estate Securities Class 1 Division:
Premier Variable	41,489	21,416	64,242	62,431
Principal Freedom Variable Annuity 2	3,722	4,816	5,315	6,781
The Principal Variable Annuity	100,687	223,712	162,602	327,244
The Principal Variable Annuity with Purchase Payment Credit Rider	1,240	21,133	4,525	74,912
Principal Investment Plus Variable Annuity	181,581	153,534	206,555	135,243
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	40,022	62,774	40,309	48,096

Real Estate Securities Class 2 Division:
Principal Pivot Series Variable Annuity	14,613	1	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	1,275	—	—	—

Rydex Commodities Strategy Division:
Principal Pivot Series Variable Annuity	962	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	645	—	—	—

Rydex NASDAQ 100 Division:
Principal Pivot Series Variable Annuity	9,463	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—	—

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

	2014		2013
Division:	Purchases	Redemptions	Purchases	Redemptions
SAM Balanced Portfolio Class 1 Division:
Premier Variable	96,495	112,375	290,270	123,762
Principal Freedom Variable Annuity 2	14,989	23,820	8,615	29,013
The Principal Variable Annuity	504,346	921,128	3,205,300	1,231,305
The Principal Variable Annuity with Purchase Payment Credit Rider	8,776	102,422	81,388	191,783
Principal Investment Plus Variable Annuity	2,124,034	9,622,213	3,389,717	7,485,582
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	363,384	1,612,112	963,049	1,290,592

SAM Balanced Portfolio Class 2 Division:
Principal Pivot Series Variable Annuity	54,571	2	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	8,597	—	—	—

SAM Conservative Balanced Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	365	23,916	9,760	6,713
The Principal Variable Annuity	218,060	305,326	410,178	480,936
The Principal Variable Annuity with Purchase Payment Credit Rider	—	27,522	4,567	107,816
Principal Investment Plus Variable Annuity	1,233,331	2,250,567	1,884,950	1,651,000
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	227,008	347,807	279,633	417,709

SAM Conservative Balanced Portfolio Class 2 Division:
Principal Pivot Series Variable Annuity	24,371	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	30,751	2	—	—

SAM Conservative Growth Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	9,398	1,575	17,281	5,377
The Principal Variable Annuity	147,622	244,524	362,470	309,796
The Principal Variable Annuity with Purchase Payment Credit Rider	203	26,752	12,138	85,772
Principal Investment Plus Variable Annuity	1,079,221	491,083	832,190	367,146
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	196,964	169,169	244,396	143,547

SAM Conservative Growth Portfolio Class 2 Division:
Principal Pivot Series Variable Annuity	44,683	2,796	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	924	—	—	—

SAM Flexible Income Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	881	37,816	6,146	7,561
The Principal Variable Annuity	545,432	576,852	837,618	901,167
The Principal Variable Annuity with Purchase Payment Credit Rider	2,652	54,528	79,931	394,026
Principal Investment Plus Variable Annuity	1,539,032	1,757,754	1,930,245	2,489,870
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	138,645	440,493	536,283	486,335

SAM Flexible Income Portfolio Class 2 Division:
Principal Pivot Series Variable Annuity	2,034	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	39,690	1	—	—

SAM Strategic Growth Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	1,737	14,277	17,318	9,517
The Principal Variable Annuity	41,999	176,823	178,974	148,216
The Principal Variable Annuity with Purchase Payment Credit Rider	---	2,390	303	25,200
Principal Investment Plus Variable Annuity	657,215	253,966	467,440	276,397
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	273,867	214,514	267,701	104,841

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

	2014		2013
Division:	Purchases	Redemptions	Purchases	Redemptions
SAM Strategic Growth Portfolio Class 2 Division:
Principal Pivot Series Variable Annuity	63,135	2,782	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	1,514	—	—	—

Short-Term Income Class 1 Division:
Principal Freedom Variable Annuity	16,758	41,521	17,829	38,792
Principal Freedom Variable Annuity 2	208	1,034	563	11,504
The Principal Variable Annuity	366,408	647,792	597,147	1,015,451
The Principal Variable Annuity with Purchase Payment Credit Rider	1,483	47,054	8,089	108,200
Principal Investment Plus Variable Annuity	2,174,462	2,910,705	2,864,928	3,011,502
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	154,153	992,944	469,223	870,923

Short-Term Income Class 2 Division:
Principal Pivot Series Variable Annuity	1,445	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	7,919	1	—	—

SmallCap Blend Class 1 Division:
Premier Variable	35,154	23,062	31,464	12,533
Principal Freedom Variable Annuity	4,050	16,455	7,384	25,857
Principal Freedom Variable Annuity 2	2,320	4,941	3,158	4,103
The Principal Variable Annuity	74,942	291,929	156,136	350,001
The Principal Variable Annuity with Purchase Payment Credit Rider	1,624	15,549	4,250	71,432
Principal Investment Plus Variable Annuity	139,739	15,014	64,450	24,056
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	17,013	7,535	31,053	5,186

SmallCap Growth II Class 1 Division:
Premier Variable	27,709	93,312	113,958	49,795
Principal Freedom Variable Annuity	2,050	4,583	2,971	9,486
Principal Freedom Variable Annuity 2	162	49	7	1,367
The Principal Variable Annuity	57,906	274,668	158,225	359,165
The Principal Variable Annuity with Purchase Payment Credit Rider	466	7,915	573	52,429
Principal Investment Plus Variable Annuity	121,324	149,412	181,535	128,150
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	13,414	57,007	27,254	42,460

SmallCap Growth II Class 2 Division:
Principal Pivot Series Variable Annuity	633	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—	—

SmallCap Value I Class 1 Division:
Premier Variable	18,049	37,968	101,743	59,235
Principal Freedom Variable Annuity 2	82	1,264	1,988	4,499
The Principal Variable Annuity	35,423	176,933	116,718	253,459
The Principal Variable Annuity with Purchase Payment Credit Rider	345	9,590	2,945	69,991
Principal Investment Plus Variable Annuity	196,421	340,237	161,618	422,458
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	20,700	141,995	24,796	157,951

SmallCap Value I Class 2 Division:
Principal Pivot Series Variable Annuity	2,840	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	—	—	—	—

T. Rowe Price Blue Chip Growth Portfolio II Division:
Principal Investment Plus Variable Annuity	124,080	113,695	128,910	138,317
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	44,408	39,545	30,008	22,221

Principal Life Insurance Company Separate Account B Notes to Financial Statements December 31, 2014

	2014		2013
Division:	Purchases	Redemptions	Purchases	Redemptions
T. Rowe Price Health Sciences Portfolio II Division:
Principal Investment Plus Variable Annuity	233,425	158,823	235,820	133,971
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	66,692	87,079	95,654	80,797

Templeton Global Bond VIP Class 4 Division:
Principal Pivot Series Variable Annuity	1,520	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	5,412	—	—	—

Templeton Growth VIP Class 2 Division:
Principal Freedom Variable Annuity	2,480	5,891	2,002	14,236

Van Eck Global Hard Assets Class S Division:
The Principal Variable Annuity	45,291	72,470	29,404	61,413
The Principal Variable Annuity with Purchase Payment Credit Rider	48	1,160	166	5,288
Principal Investment Plus Variable Annuity	141,497	121,470	119,111	68,178
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	19,249	17,965	23,156	18,081
Principal Pivot Series Variable Annuity	12,646	—	—	—
Principal Pivot Series Variable Annuity with Liquidity Max Rider	1,679	—	—	—

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

6. Financial Highlights

Principal Life sells a number of variable life insurance products, which have unique combinations of features and fees that are charged against the contractholder’ s account balance. Differences in the fee structures results in a variety of unit values, expense ratios, and total returns.

The Separate Account has presented the following disclosures for 2014, 2013, 2012, 2011, and 2010 in accordance with the AICPA Audit and Accounting Guide for Investment Companies. The following table was developed by determining which products issued by Principal Life have the lowest and highest total return. Only product designs within each division that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by Principal Life as the contractholder may not have selected all available and applicable contact options as discussed in Note 2.

				For the Year Ended December 31,
	December 31			Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Corresponding to Lowest to Highest Expense Ratio

Division

AllianceBernstein Small Cap Growth Class A Division:
2014	194	$25.78 to $24.22	$4,945	–%	1.40% to 2.00%	(3.16)% to (3.77)%
2013	236	$26.62 to $25.17	$6,183	–%	1.40% to 2.00%	43.74% to 42.93%
2012	227	$18.52 to $17.61	$4,148	–%	1.25% to 1.85%	13.62% to 12.88%
2011	261	$16.30 to $15.60	$4,184	–%	1.25% to 1.85%	3.16% to 2.56%
2010	234	$15.80 to $15.21	$3,666	–%	1.25% to 1.85%	35.16% to 34.36%

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

				For the Year Ended December 31,
	December 31			except as noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Corresponding to Lowest to Highest Expense Ration

Division
AllianceBernstein Small/Mid Cap Value Class A Division:
2014	190	$12.26 to $12.12	$2,320	0.76%	1.30% to 2.00%	7.83% to 7.07%
2013 (8)	95	$11.37 to $11.32	$1,075	0.35%	1.30% to 2.00%	13.25% to 12.75%

American Century VP Capital Appreciation Class I Division:
2014 (10)	241.00	$10.80 to $10.75	$2,604	–%	1.40% to 2.00%	9.87% to 9.36%

American Century VP Income & Growth Class I Division:
2014	816	$18.42 to $16.14	$14,436	2.03%	0.85% to 1.90%	11.50% to 10.40%
2013	942	$16.52 to $14.62	$14,985	2.19%	0.85% to 1.90%	34.75% to 33.27%
2012	1,079	$12.26 to $10.97	$12,745	2.07%	0.85% to 1.85%	13.73% to 12.63%
2011	1,298	$10.78 to $9.74	$13,458	1.53%	0.85% to 1.85%	2.28% to 1.25%
2010	1,644	$10.54 to $9.62	$16,653	1.52%	0.85% to 1.85%	13.09% to 12.12%

American Century VP Inflation Protection Class II Division:
2014	5,003	$9.94 to $12.32	$65,192	1.26%	1.15% to 2.00%	(1.09)% to (1.23)%
2013	6,186	$12.87 to $12.17	$78,840	1.62%	1.40% to 2.00%	(9.68)% to (10.18)%
2012	6,324	$14.25 to $13.55	$89,160	2.43%	1.25% to 1.85%	6.03% to 5.37%
2011	6,219	$13.44 to $12.86	$82,771	4.11%	1.25% to 1.85%	10.44% to 9.73%
2010	7,137	$12.17 to $11.72	$86,144	1.68%	1.25% to 1.85%	3.75% to 3.17%

American Century VP Mid Cap Value Class II Division:
2014	280	$19.15 to $18.60	$5,329	1.02%	1.30% to 2.00%	14.74% to 13.90%
2013	229	$16.69 to $16.33	$3,815	1.05%	1.30% to 2.00%	28.29% to 27.48%
2012	200	$13.01 to $12.81	$2,592	1.87%	1.25% to 1.85%	14.73% to 14.07%
2011	157	$11.34 to $11.23	$1,776	1.30%	1.25% to 1.85%	(2.07)% to (2.69)%
2010 (5)	57	$11.58 to $11.54	$663	3.40%	1.25% to 1.85%	17.33% to 16.92%

American Century VP Ultra Class I Division:
2014	236	$15.69 to $14.46	$3,696	0.39%	1.30% to 1.90%	8.58% to 7.91%
2013	284	$14.45 to $13.40	$4,100	0.56%	1.30% to 1.90%	35.30% to 34.54%
2012	350	$10.68 to $9.96	$3,716	–%	1.25% to 1.85%	12.54% to 11.78%
2011	426	$9.49 to $8.91	$3,993	–%	1.25% to 1.85%	(0.21)% to (0.78)%
2010	526	$9.51 to $8.98	$4,935	0.55%	1.25% to 1.85%	14.58% to 13.96%

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

				For the Year Ended December 31,
	December 31			except as noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Corresponding to Lowest to Highest Expense Ratio

Division
American Century VP Ultra Class II Division:
2014	2,449	$18.45 to $17.34	$44,865	0.24%	1.40% to 2.00%	8.27% to 7.70%
2013	3,228	$17.04 to $16.10	$54,398	0.43%	1.40% to 2.00%	35.13% to 34.28%
2012	4,445	$12.61 to $11.99	$55,372	–%	1.25% to 1.85%	12.39% to 11.74%
2011	5,075	$11.22 to $10.73	$56,336	–%	1.25% to 1.85%	(0.36)% to (1.01)%
2010	5,256	$11.26 to $10.84	$58,641	0.36%	1.25% to 1.85%	14.31% to 13.75%

American Century VP Value Class II Division:
2014	859	$10.15 to $19.70	$18,211	1.39%	1.15% to 1.90%	(0.39)% to 10.74%
2013	1,035	$19.07 to $17.79	$19,713	1.49%	1.30% to 1.90%	29.82% to 29.10%
2012	1,294	$14.69 to $13.78	$18,873	1.75%	1.25% to 1.85%	13.09% to 12.40%
2011	1,634	$12.99 to $12.26	$20,924	1.86%	1.25% to 1.85%	(0.38)% to (0.97)%
2010	1,961	$13.04 to $12.38	$25,180	2.05%	1.25% to 1.85%	11.64% to 11.03%

American Funds Insurance Series Blue Chip Income & Growth Fund Class 4 Division:
2014 (12)	10	$10.23 to $10.22	$104	6.39%	1.15% to 1.40%	(1.54)% to (1.64)%

American Funds Insurance Series Global Small Capitalization Fund Class 2 Division:
2014 (11)	9	$10.23 to $10.20	$96	0.28%	1.30% to 1.90%	1.39% to 1.09%

American Funds Insurance Series Global Small Capitalization Fund Class 4 Division:
2014 (12)	1	$9.86 to $9.85	$8	0.15%	1.15% to 1.40%	0.20% to 0.10%

American Funds Insurance Series High-Income Bond Class 2 Division:
2014 (11)	22	$9.69 to $9.65	$211	10.12%	1.30% to 1.90%	(3.20)% to (3.60)%

American Funds Insurance Series Managed Risk Asset Allocation Fund Class P2 Division:
2014 (12)	-	$9.91 to 9.90	$–	–%	1.15% to 1.40%	(1.10) to (1.20)%

American Funds Insurance Series Managed Risk Growth Fund Class P2 Division:
2014 (12)	3	$9.78	$30	–%	1.15% to 1.40%	(1.61)% to (1.51)%

Principal Life Insurance Company Separate Account B Notes to Financial Statements December 31, 2014

				For the Year Ended December 31,
	December 31			except as noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Corresponding to Lowest to Highest Expense Ratio

Division
American Funds Insurance Series Managed Risk International Fund Class P2 Division:
2014 (11)	2	$9.43	$18	–%	1.15% to 1.40%	(3.870)%

American Funds Insurance Series New World Fund Class 2 Division:
2014 (12)	17	$9.09 to $9.06	$152	2.00%	1.30% to 1.90%	(9.55)% to (9.85)%

American Funds Insurance Series New World Fund Class 4 Division:
2014 (12)	6	$9.00	$52	7.63%	1.15% to 1.40%	(7.22)% to (7.12)%

Balanced Class 1 Division:
2014	2,167	$3.30 to $26.20	$34,954	1.72%	0.42% to 1.90%	8.36% to 6.76%
2013	2,369	$3.05 to $24.54	$36,507	1.78%	0.42% to 1.90%	18.98% to 17.30%
2012	2,633	$2.46 to $20.92	$35,867	2.04%	0.42% to 1.85%	12.33% to 10.92%
2011	2,890	$2.27 to $18.86	$36,779	2.30%	0.43% to 1.85%	3.62% to 2.17%
2010	3,334	$2.19 to $18.46	$42,696	2.76%	0.42% to 1.85%	13.15% to 11.54%

Bond & Mortgage Securities Class 1 Division:
2014	8,648	$2.83 to $21.83	$180,940	3.11%	0.44% to 2.00%	4.79% to 3.17%
2013	9,961	$2.70 to $21.16	$201,686	3.30%	0.40% to 2.00%	(1.27)% to (2.76)%
2012	11,477	$2.63 to $21.76	$236,260	3.77%	0.41% to 1.85%	6.86% to 5.58%
2011	12,019	$2.56 to $20.61	$235,718	0.10%	0.40% to 1.85%	6.63% to 5.10%
2010	13,628	$2.40 to $19.61	$253,669	5.27%	0.43% to 1.85%	11.19% to 9.61%

Calvert EAFE International Index Class F Division:
2014 (12)	1	$9.25	$5	26.28%	1.15% to 1.40%	(4.05)% to (3.95)%

Calvert Russell 2000 Small Cap Index Class F Division:
2014 (12)	2	$10.48 to $10.47	$21	2.65%	1.15% to 1.40%	1.45% to 1.36%

Calvert S&P MidCap 400 Index Class F Division:
2014 (12)	3	$10.23 to $10.22	$36	5.13%	1.15% to 1.40%	(0.100)%

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

				For the Year Ended December 31,
	December 31			except as noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Corresponding to Lowest to Highest Expense Ratio

Division
Delaware Small Cap Value Service Class Division:
2014	63	$11.88 to $11.75	$746	0.29%	1.30% to 2.00%	4.21% to 3.52%
2013 (8)	23	$11.40 to $11.35	$262	–%	1.30% to 2.00%	13.66% to 13.16%

Diversified Balanced Class 2 Division:
2014	71,134	$14.25 to $13.83	$1,011,135	0.89%	1.40% to 2.00%	5.95% to 5.33%
2013	63,792	$13.45 to $13.13	$856,504	0.33%	1.40% to 2.00%	11.43% to 10.80%
2012	48,279	$12.07 to $11.85	$581,720	0.96%	1.25% to 1.85%	8.35% to 7.73%
2011	29,822	$11.14 to $11.00	$331,823	0.96%	1.25% to 1.85%	(0.71)% to 1.66%
2010 (4)	15,601	$10.88 to $10.82	$169,723	–%	1.25% to 1.85%	7.94% to 7.34%

Diversified Balanced Managed Volatility Class 2 Division:
2014	7,967	$10.16 to $10.54	$84,544	0.01%	1.15% to 2.00%	(0.20)% to 4.77%
2013 (9)	87	$10.07 to $10.06	$877	–%	1.40% to 2.00%	0.90% to 0.80%

Diversified Growth Class 2 Division:
2014	189,924	$15.20 to $14.76	$2,881,637	0.96%	1.40% to 2.00%	6.29% to 5.73%
2013	154,283	$14.30 to $13.96	$2,202,298	0.45%	1.40% to 2.00%	16.45% to 15.75%
2012	99,357	$12.28 to $12.06	$1,218,656	0.85%	1.25% to 1.85%	10.23% to 9.54%
2011	67,150	$11.14 to $11.01	$747,474	0.75%	1.25% to 1.85%	(2.45)% to 0.36%
2010 (4)	29,374	$11.03 to $10.97	$323,912	–%	1.25% to 1.85%	9.10% to 8.51%

Diversified Growth Managed Volatility Class 2 Division:
2014	14,199	$10.14 to $10.61	$151,625	0.02%	1.15% to 2.00%	(0.39)% to 4.95%
2013 (9)	393	$10.12 to $10.11	$3,979	–%	1.40% to 2.00%	1.40% to 1.30%

Diversified Income Class 2 Division:
2014	14,292	$11.80 to $11.62	$168,519	0.56%	1.40% to 2.00%	5.36% to 4.78%
2013	10,017	$11.20 to $11.09	$112,081	0.11%	1.40% to 2.00%	6.77% to 6.12%
2012 (7)	5,225	$10.49 to $10.45	$54,791	–%	1.25% to 1.85%	4.38% to 3.98%

Diversified International Class 1 Division:
2014	6,681	$3.20 to $24.92	$154,009	2.17%	0.42% to 2.00%	(3.62)% to (5.14)%
2013	7,605	$3.32 to $26.27	$183,015	2.83%	0.42% to 2.00%	17.90% to 16.55%
2012	8,812	$2.70 to $22.54	$182,349	2.10%	0.38% to 1.85%	17.68% to 16.25%
2011	10,327	$2.39 to $19.39	$182,722	0.44%	0.44% to 1.85%	(10.58)% to (12.54)%
2010	11,979	$2.67 to $22.17	$237,656	2.09%	0.41% to 1.85%	13.25% to 11.63%

Principal Life Insurance Company Separate Account B Notes to Financial Statements December 31, 2014

				For the Year Ended December 31,
	December 31			except as noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Corresponding to Lowest to Highest Expense Ratio

Division
Diversified International Class 2 Division:
2014 (12)	3	$9.38 to $9.37	$26	–%	1.15% to 1.40%	(3.89)% to (4.00)%

Dreyfus Investment Portfolio Technology Growth Service Shares Division:
2014	226	$22.55 to $21.19	$5,041	–%	1.40% to 2.00%	5.13% to 4.49%
2013	217	$21.45 to $20.28	$4,605	–%	1.40% to 2.00%	30.71% to 30.00%
2012	203	$16.41 to $15.60	$3,300	–%	1.25% to 1.85%	13.96% to 13.21%
2011	191	$14.40 to $13.78	$2,726	–%	1.25% to 1.85%	(9.21)% to (9.70)%
2010	243	$15.86 to $15.26	$3,834	–%	1.25% to 1.85%	28.01% to 27.27%

DWS Alternative Asset Allocation Class B Division:
2014 (12)	-	$9.83 to $9.82	$–	–%	1.15% to 1.40%	(1.60)% to (1.70)%

DWS Equity 500 Index Class B2 Division:
2014 (12)	6	$10.25 to $10.24	$59	–%	1.15% to 1.40%	(0.490)%

DWS Small Mid Cap Value Class B Division:
2014	52	$10.09 to $11.68	$615	0.40%	1.15% to 2.00%	(0.69)% to 3.00%
2013 (8)	13	$11.39 to $11.34	$146	–%	1.30% to 2.00%	13.56% to 13.06%

Equity Income Class 1 Division:
2014	17,409	$1.97 to $14.25	$258,967	2.35%	0.27% to 2.00%	12.33% to 10.55%
2013	22,006	$1.75 to $12.89	$293,600	3.07%	0.33% to 2.00%	26.77% to 24.90%
2012	26,639	$1.38 to $10.32	$282,998	3.01%	0.38% to 1.85%	12.54% to 10.97%
2011	30,579	$1.23 to $9.30	$291,224	0.55%	0.54% to 1.85%	5.00% to 3.45%
2010	19,001	$1.17 to $8.99	$173,784	3.26%	0.29% to 1.85%	15.69% to 14.09%

Equity Income Class 2 Division:
2014 (12)	8	$10.23 to $10.22	$81	–%	1.15% to 1.40%	(0.970)%

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

				For the Year Ended December 31,
	December 31			except as noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Corresponding to Lowest to Highest Expense Ratio

Division
Fidelity VIP Contrafund Service Class Division:
2014	2,024	$23.79 to $21.86	$48,140	0.82%	1.30% to 1.90%	10.39% to 9.74%
2013	2,372	$21.55 to $19.92	$51,076	0.93%	1.30% to 1.90%	29.43% to 28.68%
2012	2,843	$16.65 to $15.48	$47,183	1.16%	1.25% to 1.85%	14.91% to 14.16%
2011	3,527	$14.49 to $13.56	$50,818	0.85%	1.25% to 1.85%	(3.85)% to (4.37)%
2010	4,237	$15.07 to $14.18	$63,341	1.05%	1.25% to 1.85%	15.66% to 14.91%

Fidelity VIP Contrafund Service Class 2 Division:
2014	2,435	$10.17 to $21.50	$55,142	0.72%	1.15% to 2.00%	(0.78)% to 9.47%
2013	2,712	$20.78 to $19.64	$55,840	0.81%	1.40% to 2.00%	29.23% to 28.45%
2012	3,087	$16.08 to $15.29	$49,175	1.10%	1.25% to 1.85%	14.69% to 14.02%
2011	3,365	$14.02 to $13.41	$46,781	0.80%	1.25% to 1.85%	(3.97)% to (4.56)%
2010	3,317	$14.60 to $14.05	$48,069	1.05%	1.25% to 1.85%	15.51% to 14.79%

Fidelity VIP Equity-Income Service Class 2 Division:
2014	2,117	$17.81 to $16.49	$37,544	2.56%	1.30% to 2.00%	7.03% to 6.32%
2013	2,399	$16.64 to $15.51	$39,708	2.19%	1.30% to 2.00%	26.25% to 25.38%
2012	2,825	$13.18 to $12.37	$36,953	2.78%	1.25% to 1.85%	15.61% to 14.96%
2011	3,357	$11.40 to $10.76	$37,791	2.15%	1.25% to 1.85%	(0.61)% to (1.19)%
2010	3,931	$11.47 to $10.89	$44,413	1.59%	1.25% to 1.85%	13.45% to 12.85%

Fidelity VIP Growth Service Class Division:
2014	1,037	$14.64 to $13.46	$15,185	0.09%	1.30% to 1.90%	9.75% to 9.16%
2013	1,248	$13.34 to $12.33	$16,637	0.18%	1.30% to 1.90%	34.48% to 33.59%
2012	1,469	$9.92 to $9.23	$14,548	0.47%	1.25% to 1.85%	13.11% to 12.42%
2011	1,711	$8.77 to $8.21	$14,924	0.24%	1.25% to 1.85%	(1.13)% to (1.68)%
2010	2,117	$8.87 to $8.35	$18,620	0.17%	1.25% to 1.85%	22.51% to 21.90%

Fidelity VIP Growth Service Class 2 Division:
2014	481	$19.87 to $18.67	$9,442	–%	1.40% to 2.00%	9.48% to 8.80%
2013	467	$18.15 to $17.16	$8,346	0.05%	1.40% to 2.00%	34.25% to 33.44%
2012	501	$13.52 to $12.86	$6,666	0.34%	1.25% to 1.85%	12.95% to 12.31%
2011	560	$11.97 to $11.45	$6,609	0.12%	1.25% to 1.85%	(1.24)% to (1.89)%
2010	666	$12.12 to $11.67	$7,988	0.03%	1.25% to 1.85%	22.30% to 21.56%

Fidelity VIP Mid Cap Service Class Division:
2014 (11)	7	$10.66	$71	0.32%	0.95%	5.75%

Principal Life Insurance Company Separate Account B Notes to Financial Statements December 31, 2014

				For the Year Ended December 31,
	December 31			except as noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Corresponding to Lowest to Highest Expense Ratio

Division
Fidelity VIP Mid Cap Service Class 2 Division:
2014	707	$10.06 to $24.37	$17,956	0.02%	1.15% to 2.00%	(0.20)% to 3.92%
2013	623	$24.80 to $23.45	$15,323	0.29%	1.40% to 2.00%	34.05% to 33.31%
2012	592	$18.50 to $17.59	$10,855	0.38%	1.25% to 1.85%	13.15% to 12.47%
2011	644	$16.35 to $15.64	$10,432	0.02%	1.25% to 1.85%	(11.95)% to (12.48)%
2010	693	$18.57 to $17.87	$12,784	0.14%	1.25% to 1.85%	26.93% to 26.20%

Fidelity VIP Overseas Service Class 2 Division:
2014	2,368	$9.43 to $15.11	$37,741	1.04%	1.15% to 2.00%	(3.38)% to (10.11)%
2013	2,605	$17.79 to $16.81	$45,762	1.10%	1.40% to 2.00%	28.54% to 27.74%
2012	3,226	$13.84 to $13.16	$44,060	1.80%	1.25% to 1.85%	19.00% to 18.35%
2011	3,580	$11.63 to $11.12	$41,148	1.29%	1.25% to 1.85%	(18.27)% to (18.83)%
2010	3,425	$14.23 to $13.70	$48,259	1.28%	1.25% to 1.85%	11.52% to 10.84%

Franklin Global Real Estate VIP Class 2 Division:
2014 (12)	4	$10.56 to $10.55	$42	–%	1.15% to 1.40%	1.05% to 0.96%

Franklin Rising Dividends VIP Class 4 Division:
2014 (12)	7	$10.34	$71	–%	1.15% to 1.40%	(0.390)%

Franklin Small Cap Value VIP Class 2 Division:
2014 (13)	191	$18.79 to $18.21	$3,577	0.62%	1.30% to 2.00%	(0.74)% to (1.41)%
2013	185	$18.93 to $18.47	$3,494	1.17%	1.30% to 2.00%	17.65% to 33.65%
2012	142	$14.07 to $13.82	$1,990	0.68%	1.25% to 1.85%	16.86% to 16.23%
2011	144	$12.04 to $11.89	$1,726	0.62%	1.25% to 1.85%	(4.90)% to (5.56)%
2010 (4)	35	$12.66 to $12.59	$447	0.42%	1.25% to 1.85%	23.75% to 23.07%

Goldman Sachs VIT Mid Cap Value Institutional Shares Division:
2014	770	$24.32 to $22.82	$18,543	0.99%	1.30% to 2.00%	12.07% to 11.32%
2013	842	$21.70 to $20.50	$18,015	0.83%	1.30% to 2.00%	10.55% to 30.32%
2012	964	$16.54 to $15.73	$15,718	1.12%	1.25% to 1.85%	17.06% to 16.35%
2011	1,108	$14.13 to $13.52	$15,462	0.75%	1.25% to 1.85%	(7.59)% to (8.09)%
2010	1,150	$15.29 to $14.71	$17,385	0.67%	1.25% to 1.85%	23.51% to 22.69%

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

				For the Year Ended December 31,
	December 31			except as noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Corresponding to Lowest to Highest Expense Ratio

Division
Goldman Sachs VIT Mid Cap Value Service Shares Division:
2014 (12)	2	$10.25 to $10.24	$17	5.08%	1.15% to 1.40%	0.59% to 0.49%

Goldman Sachs VIT Small Cap Equity Insights Institutional Shares Division:
2014 (14)	382	$18.38 to $17.25	$6,978	0.76%	1.30% to 2.00%	5.57% to 4.86%
2013	417	$17.41 to $16.45	$7,164	0.99%	1.30% to 2.00%	14.16% to 32.98%
2012	457	$13.00 to $12.37	$5,868	1.15%	1.25% to 1.85%	11.40% to 10.74%
2011	535	$11.67 to $11.17	$6,184	0.80%	1.25% to 1.85%	(0.60)% to (1.15)%
2010	516	$11.74 to $11.30	$6,007	0.57%	1.25% to 1.85%	28.59% to 27.83%

Goldman Sachs VIT Small Cap Equity Insights Service Shares Division:
2014 (12)	-	$10.62 to $10.61	$5	6.02%	1.15% to 1.40%	1.63% to 1.53%

Government & High Quality Bond Class 1 Division:
2014	12,521	$2.79 to $11.65	$141,359	3.77%	0.43% to 2.00%	4.64% to 2.92%
2013	14,619	$2.66 to $11.32	$159,944	3.86%	0.42% to 2.00%	(1.44)% to (2.83)%
2012	17,413	$2.58 to $11.65	$196,166	3.99%	0.40% to 1.85%	3.25% to 1.92%
2011	18,006	$2.61 to $11.43	$197,866	0.18%	0.39% to 1.85%	5.78% to 4.29%
2010	20,724	$2.47 to $10.96	$216,707	5.00%	0.44% to 1.85%	5.71% to 3.98%

Government & High Quality Bond Class 2 Division:
2014 (12)	2	$10.12	$20	–%	1.15% to 1.40%	0.00% to 0.10%

Guggenheim Floating Rate Strategies Series F Division
2014 (12)	1	$9.94 to $9.93	$13	–%	1.15% to 1.40%	(0.80)% to (0.90)%

Guggenheim Investments Global Managed Futures Strategy Division:
2014 (12)	2	$10.75 to $10.74	$21	–%	1.15% to 1.40%	5.50% to 5.40%

Guggenheim Investments Long Short Equity Division:
2014 (12)	4	$10.45 to $10.44	$43	–%	1.15% to 1.40%	2.96% to 2.86%

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

				For the Year Ended December 31,
	December 31			except as noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Corresponding to Lowest to Highest Expense Ratio

Division
Guggenheim Investments Multi-Hedge Strategies Division:
2014 (12)	1	$10.26 to $10.25	$8	–%	1.15% to 1.40%	2.29% to 2.30%

Guggenheim Macro Opportunities Series M Division:
2014 (12)	-	$10.06 to $10.05	$–	–%	1.15% to 1.40%	–%

International Emerging Markets Class 1 Division:
2014	2,140	$3.62 to $29.20	$64,255	0.91%	0.41% to 2.00%	(4.15)% to (5.65)%
2013	2,369	$3.77 to $30.95	$74,988	2.37%	0.40% to 2.00%	(5.42)% to (6.47)%
2012	2,577	$3.99 to $33.09	$86,313	1.30%	0.37% to 1.85%	20.29% to 18.60%
2011	2,866	$3.32 to $27.90	$80,663	0.26%	0.44% to 1.85%	(17.77)% to (19.01)%
2010	3,189	$4.03 to $34.45	$108,919	1.25%	0.41% to 1.85%	18.76% to 17.10%

Invesco American Franchise Series I Division:
2014	321	$14.33 to $14.10	$4,607	0.04%	1.30% to 1.90%	7.02% to 6.33%
2013	385	$13.39 to $13.26	$5,160	0.43%	1.30% to 1.90%	38.33% to 37.55%
2012 (6)	458	$9.68 to $9.64	$4,432	–%	1.25% to 1.85%	(3.30)% to (3.70)%

Invesco Balanced-Risk Allocation Series II Division:
2014 (12)	-	$10.08	$–	–%	1.15% to 1.40%	(0.690)%

Invesco Core Equity Series I Division:
2014	1,369	$15.70 to $14.42	$21,497	0.83%	1.30% to 1.90%	6.73% to 6.11%
2013	1,606	$14.71 to $13.59	$23,623	1.34%	1.30% to 1.90%	27.69% to 26.77%
2012	1,934	$11.52 to $10.72	$22,263	0.95%	1.25% to 1.85%	12.39% to 11.78%
2011	2,296	$10.25 to $9.59	$23,462	0.93%	1.25% to 1.85%	(1.25)% to (1.84)%
2010	2,686	$10.38 to $9.77	$27,717	0.95%	1.25% to 1.85%	8.12% to 7.48%

Invesco Global Health Care Series I Division:
2014	485	$22.51 to $20.74	$10,917	–%	1.30% to 1.90%	18.10% to 17.37%
2013	551	$19.06 to $17.67	$10,479	0.69%	1.30% to 1.90%	38.82% to 37.94%
2012	551	$13.73 to $12.81	$7,547	–%	1.25% to 1.85%	19.39% to 18.72%
2011	592	$11.50 to $10.79	$6,751	–%	1.25% to 1.85%	2.68% to 1.98%
2010	663	$11.20 to $10.58	$7,323	–%	1.25% to 1.85%	3.99% to 3.42%

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

				For the Year Ended December 31,
	December 31			except as noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Corresponding to Lowest to Highest Expense Ratio

Division
Invesco Global Health Care Series II Division:
2014 (12)	7	$10.34 to $10.33	$71	–%	1.15% to 1.40%	0.39%

Invesco International Growth Series I Division:
2014	943	$11.10 to $10.67	$10,425	1.67%	1.40% to 2.00%	(1.07)% to (1.66)%
2013	791	$11.22 to $10.85	$8,853	1.35%	1.40% to 2.00%	17.61% to 16.92%
2012	735	$9.54 to $9.28	$6,999	1.65%	1.25% to 1.85%	14.25% to 13.59%
2011	700	$8.35 to $8.17	$5,831	1.58%	1.25% to 1.85%	(7.73)% to (8.20)%
2010	503	$9.05 to $8.90	$4,542	2.48%	1.25% to 1.85%	11.45% to 10.70%

Invesco International Growth Series II Division:
2014 (12)	3	$9.61 to $9.60	$32	–%	1.15% to 1.40%	(3.12)% to (3.23)%

Invesco Mid Cap Growth Series I Division:
2014	110	$14.13 to $13.90	$1,554	–%	1.30% to 1.90%	6.64% to 5.95%
2013	126	$13.25 to $13.12	$1,672	0.39%	1.30% to 1.90%	35.34% to 34.56%
2012 (6)	162	$9.79 to $9.75	$1,589	–%	1.25% to 1.85%	(2.59)% to (2.99)%

Invesco Small Cap Equity Series I Division:
2014	408	$23.03 to $21.61	$9,327	–%	1.30% to 2.00%	1.05% to 0.37%
2013	469	$22.79 to $21.53	$10,623	0.01%	1.30% to 2.00%	35.74% to 34.82%
2012	510	$16.79 to $15.97	$8,502	–%	1.25% to 1.85%	12.46% to 11.83%
2011	592	$14.93 to $14.28	$8,774	–%	1.25% to 1.85%	(1.97)% to (2.59)%
2010	498	$15.23 to $14.66	$7,524	–%	1.25% to 1.85%	27.02% to 26.27%

Invesco Technology Series I Division:
2014	411	$9.18 to $8.46	$3,772	–%	1.30% to 1.90%	9.68% to 9.02%
2013	410	$8.37 to $7.76	$3,426	–%	1.30% to 1.90%	23.45% to 22.78%
2012	498	$6.78 to $6.32	$3,350	–%	1.25% to 1.85%	9.89% to 9.15%
2011	591	$6.17 to $5.79	$3,591	0.17%	1.25% to 1.85%	(6.23)% to (6.76)%
2010	772	$6.58 to $6.21	$4,981	–%	1.25% to 1.85%	19.85% to 19.19%

Invesco Value Opportunities Series I Division:
2014	360	$15.00 to $14.09	$5,348	1.37%	1.40% to 2.00%	5.19% to 4.53%
2013	401	$14.26 to $13.48	$5,666	1.46%	1.40% to 2.00%	32.04% to 31.13%
2012	428	$10.80 to $10.28	$4,582	1.43%	1.25% to 1.85%	16.13% to 15.64%

Principal Life Insurance Company Separate Account B Notes to Financial Statements December 31, 2014

				For the Year Ended December 31,
	December 31			except as noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Corresponding to Lowest to Highest Expense Ratio

Division
Janus Aspen Enterprise Service Shares Division:
2014	643	$14.79 to $13.59	$9,503	0.03%	1.30% to 1.90%	10.79% to 10.13%
2013	744	$13.35 to $12.34	$9,931	0.36%	1.30% to 1.90%	30.37% to 29.62%
2012	889	$10.24 to $9.52	$9,083	–%	1.25% to 1.85%	15.45% to 14.84%
2011	1,085	$8.87 to $8.29	$9,564	–%	1.25% to 1.85%	(2.85)% to (3.49)%
2010	1,395	$9.13 to $8.59	$12,638	–%	1.25% to 1.85%	24.05% to 23.24%

Janus Aspen Flexible Bond Service Shares Division:
2014 (12)	7	$10.05 to $10.04	$73	4.49%	1.15% to 1.40%	(0.10)% to (0.20)%

LargeCap Blend II Class 1 Division:
2014	6,148	$19.43 to $17.99	$118,691	1.24%	1.30% to 2.00%	9.84% to 9.10%
2013	7,750	$17.69 to $16.49	$135,701	1.41%	1.30% to 2.00%	29.79% to 28.93%
2012	9,846	$13.63 to $12.79	$132,633	1.29%	1.25% to 1.85%	13.77% to 13.09%
2011	11,823	$11.98 to $11.31	$139,819	0.03%	1.25% to 1.85%	(1.40)% to (1.99)%
2010	13,116	$12.15 to $11.54	$157,179	2.47%	1.25% to 1.85%	11.88% to 11.18%

LargeCap Blend II Class 2 Division:
2014 (12)	-	$10.13 to $10.12	$–	–%	1.15% to 1.40%	(0.690)%

LargeCap Growth Class 1 Division:
2014	3,191	$3.31 to $26.85	$53,469	0.54%	0.41% to 2.00%	10.65% to 8.92%
2013	3,571	$2.99 to $24.65	$55,522	1.44%	0.42% to 2.00%	33.35% to 31.40%
2012	3,916	$2.16 to $18.76	$48,013	0.29%	0.41% to 1.85%	16.10% to 14.67%
2011	4,423	$1.93 to $16.36	$47,766	–%	0.44% to 1.85%	(4.63)% to (5.98)%
2010	5,184	$2.02 to $17.40	$59,163	0.06%	0.42% to 1.85%	17.88% to 16.23%

LargeCap Growth Class 2 Division:
2014 (12)	1	$10.12 to $10.11	$6	–%	1.15% to 1.40%	(0.39)% to (0.49)%

LargeCap Growth I Class 1 Division:
2014	2,292	$2.07 to $50.32	$109,226	0.12%	0.41% to 2.00%	8.16% to 6.47%
2013	2,572	$1.91 to $47.26	$114,518	0.38%	0.40% to 2.00%	35.57% to 33.54%
2012	2,847	$1.41 to $35.39	$97,185	0.07%	0.44% to 1.85%	15.89% to 14.23%
2011	3,256	$1.22 to $30.98	$97,585	–%	0.44% to 1.85%	(0.74)% to (2.15)%
2010	3,814	$1.23 to $31.66	$116,970	0.13%	0.53% to 1.85%	19.10% to 17.43%

Principal Life Insurance Company Separate Account B Notes to Financial Statements December 31, 2014

				For the Year Ended December 31,
	December 31			except as noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Corresponding to Lowest to Highest Expense Ratio

Division
LargeCap S&P 500 Index Class 1 Division:
2014	6,500	$1.99 to $14.77	$102,363	1.24%	0.37% to 2.00%	12.81% to 11.05%
2013	7,202	$1.76 to $13.30	$101,189	1.22%	0.40% to 2.00%	31.49% to 29.50%
2012	7,893	$1.34 to $10.27	$85,828	1.07%	0.41% to 1.85%	15.02% to 13.36%
2011	9,228	$1.17 to $9.06	$88,077	0.05%	0.50% to 1.85%	1.31% to (0.11)%
2010	10,207	$1.15 to $9.07	$96,644	1.44%	0.21% to 1.85%	14.19% to 12.67%

LargeCap Value Class 1 Division:
2014	3,695	$61.32 to $36.55	$91,487	2.20%	0.09% to 2.00%	10.64% to 8.97%
2013	4,234	$4.78 to $33.54	$95,526	2.52%	0.43% to 2.00%	30.28% to 28.36%
2012	4,706	$3.51 to $26.13	$84,330	1.26%	0.42% to 1.85%	17.82% to 16.39%
2011	5,519	$36.07 to $22.45	$83,241	–%	0.31% to 1.85%	0.69% to (0.66)%
2010	6,439	$35.82 to $22.60	$97,515	1.77%	0.29% to 1.85%	13.54% to 11.99%

MFS VIT International Value Service Class Division:
2014 (12)	6	$9.83	$61	–%	1.15% to 1.40%	(2.090)%

MFS VIT New Discovery Service Class Division:
2014	88	$10.81 to $10.69	$944	–%	1.30% to 2.00%	(8.70)% to (9.33)%
2013 (8)	51	$11.84 to $11.79	$598	–%	1.30% to 2.00%	17.00% to 16.50%

MFS VIT Utilities Service Class Division:
2014	550	$9.80 to $21.85	$12,181	2.02%	1.15% to 2.00%	(2.68)% to 10.24%
2013	425	$20.38 to $19.82	$8,631	2.03%	1.40% to 2.00%	18.70% to 17.98%
2012	311	$17.17 to $16.80	$5,324	6.80%	1.25% to 1.85%	11.78% to 11.11%
2011	212	$15.36 to $15.12	$3,243	3.24%	1.25% to 1.85%	5.21% to 4.56%
2010	111	$14.60 to $14.46	$1,619	2.09%	1.25% to 1.85%	12.05% to 11.40%

MFS VIT Value Service Class Division:
2014	238	$21.83 to $21.10	$5,175	1.34%	1.40% to 2.00%	8.66% to 7.98%
2013	222	$20.09 to $19.54	$4,442	1.11%	1.40% to 2.00%	33.84% to 33.02%
2012	133	$15.01 to $14.69	$1,987	1.32%	1.25% to 1.85%	14.41% to 13.79%
2011	114	$13.12 to $12.91	$1,498	1.29%	1.25% to 1.85%	(1.65)% to (2.27)%
2010	109	$13.34 to $13.21	$1,459	1.08%	1.25% to 1.85%	9.79% to 9.17%

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

				For the Year Ended December 31,
	December 31			except as noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Corresponding to Lowest to Highest Expense Ratio

Division
MidCap Class 1 Division:
2014	5,671	$9.46 to 74.89	$389,291	0.51%	0.40% to 2.00%	12.51% to 10.75%
2013	6,669	$8.41 to $67.62	$412,319	1.44%	0.43% to 2.00%	33.37% to 31.38%
2012	7,660	$6.06 to $51.47	$362,857	0.87%	0.42% to 1.85%	18.68% to 17.24%
2011	8,881	$5.30 to $43.90	$355,563	–%	0.44% to 1.85%	7.84% to 6.32%
2010	10,174	$4.92 to $41.29	$378,975	2.61%	0.44% to 1.85%	23.58% to 21.84%

Money Market Class 1 Division:
2014	6,700	$0.00 to $12.33	$55,230	–%	0.00% to 2.00%	(100.00)% to (1.99)%
2013	6,956	$2.42 to $12.58	$65,639	–%	0.00% to 2.00%	(1.00)% to (1.87)%
2012	8,221	$2.19 to $12.82	$81,007	–%	0.00% to 1.85%	(1.49)% to (1.84)%
2011	9,682	$2.47 to $13.06	$101,686	–%	0.00% to 1.85%	(0.99)% to (1.88)%
2010	10,709	$1.70 to $13.31	$115,064	–%	0.40% to 1.85%	(0.42)% to (1.84)%

Money Market Class 2 Division:
2014 (12)	22	$9.97 to $9.96	$217	–%	1.15% to 1.40%	(0.100)%

Neuberger Berman AMT Large Cap Value I Class Division:
2014	276	$19.13 to $17.98	$5,241	0.72%	1.40% to 2.00%	8.32% to 7.66%
2013	312	$17.66 to $16.70	$5,443	1.11%	1.40% to 2.00%	29.38% to 28.66%
2012	394	$13.65 to $12.98	$5,317	0.41%	1.25% to 1.85%	15.19% to 14.46%
2011	396	$11.85 to $11.34	$4,642	–%	1.25% to 1.85%	(12.48)% to (12.97)%
2010	395	$13.54 to $13.03	$5,296	0.62%	1.25% to 1.85%	14.26% to 13.50%

Neuberger Berman AMT Small Cap Growth S Class Division:
2014	206	$15.17 to $14.25	$3,088	–%	1.40% to 2.00%	2.02% to 1.42%
2013	256	$14.87 to $14.05	$3,748	–%	1.40% to 2.00%	43.95% to 43.08%
2012	299	$10.33 to $9.82	$3,038	–%	1.25% to 1.85%	7.49% to 6.74%
2011	321	$9.61 to $9.20	$3,046	–%	1.25% to 1.85%	(2.34)% to (2.85)%
2010	330	$9.84 to $9.47	$3,211	–%	1.25% to 1.85%	18.13% to 17.49%

Neuberger Berman AMT Socially Responsive I Class Division:
2014	290	$21.13 to $19.86	$6,077	0.35%	1.40% to 2.00%	8.81% to 8.23%
2013	387	$19.42 to $18.35	$7,439	0.68%	1.40% to 2.00%	35.80% to 34.93%
2012	460	$14.30 to $13.60	$6,518	0.23%	1.25% to 1.85%	9.66% to 8.97%
2011	495	$13.04 to $12.48	$6,401	0.35%	1.25% to 1.85%	(4.33)% to (4.88)%
2010	470	$13.63 to $13.12	$6,359	0.04%	1.25% to 1.85%	21.37% to 20.59%

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

				For the Year Ended December 31,
	December 31			except as noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Corresponding to Lowest to Highest Expense Ratio

Division
Oppenheimer Main Street Small Cap Service Shares Division:
2014	52	$12.71 to $12.59	$658	0.67%	1.30% to 1.90%	10.23% to 9.57%
2013 (10)	33	$11.53 to $11.49	$378	0.06%	1.30% to 1.90%	15.07% to 14.67%

PIMCO All Asset Administrative Class Division:
2014	366	$14.38 to $13.90	$5,247	5.21%	1.40% to 2.00%	(0.90)% to (1.56)%
2013	346	$14.51 to $14.12	$4,994	4.45%	1.40% to 2.00%	(1.09)% to (1.60)%
2012	322	$14.67 to $14.35	$4,703	5.79%	1.25% to 1.85%	13.54% to 12.81%
2011	201	$12.92 to $12.72	$2,597	6.77%	1.25% to 1.85%	0.70% to 0.08%
2010	234	$12.83 to $12.71	$2,994	9.57%	1.25% to 1.85%	11.66% to 11.00%

PIMCO High Yield Administrative Class Division:
2014	1,160	$9.88 to $13.45	$16,015	5.25%	1.15% to 2.00%	(1.20)% to 1.28%
2013	1,048	$13.60 to $13.28	$14,204	5.56%	1.40% to 2.00%	4.37% to 3.75%
2012	1,126	$13.03 to $12.80	$14,597	5.82%	1.25% to 1.85%	12.91% to 12.18%
2011	1,338	$11.54 to $11.41	$15,396	6.67%	1.25% to 1.85%	2.03% to 1.51%
2010 (4)

PIMCO Total Return Administrative Class Division:
2014	2,330	$10.11 to $12.13	$29,159	2.19%	1.15% to 2.00%	(0.30)% to 2.19%
2013	2,556	$12.21 to $11.87	$31,116	2.20%	1.40% to 2.00%	(3.17)% to (3.81)%
2012	3,618	$12.61 to $12.34	$45,490	2.48%	1.25% to 1.85%	8.24% to 7.59%
2011	2,292	$11.65 to $11.47	$26,662	2.60%	1.25% to 1.85%	2.28% to 1.68%
2010	1,460	$11.39 to $11.28	$16,609	2.31%	1.25% to 1.85%	6.75% to 6.11%

Principal Capital Appreciation Class 1 Division:
2014	1,161	$16.48 to $15.35	$18,505	3.13%	0.95% to 2.00%	11.35% to 10.19%
2013	1,169	$14.80 to $13.93	$16,817	6.72%	0.95% to 2.00%	31.44% to 30.19%
2012	1,038	$11.26 to $10.70	$11,418	1.13%	0.95% to 1.85%	12.71% to 11.69%
2011	936	$9.99 to $9.58	$9,164	–%	0.95% to 1.85%	(0.79)% to (1.64)%
2010	754	$10.07 to $9.74	$7,466	1.80%	0.95% to 1.85%	14.30% to 13.26%

Principal Capital Appreciation Class 2 Division:
2014 (12)	19	$10.32 to $10.31	$192	–%	1.15% to 1.40%	(0.290)%

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

				For the Year Ended December 31,
	December 31			except as noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Corresponding to Lowest to Highest Expense Ratio

Division
Principal LifeTime Strategic Income Class 1 Division:
2014	1,565	$12.74 to $13.18	$21,738	2.51%	0.95% to 2.00%	3.58% to 2.49%
2013	1,813	$12.30 to $12.86	$24,406	2.72%	0.95% to 2.00%	4.15% to 3.21%
2012	1,977	$11.81 to $12.46	$25,654	1.77%	0.95% to 1.85%	8.65% to 7.60%
2011	2,070	$10.87 to $11.58	$24,819	3.13%	0.95% to 1.85%	2.45% to 1.58%
2010	2,070	$10.61 to $11.40	$24,280	4.80%	0.95% to 1.85%	10.29% to 9.20%

Principal LifeTime 2010 Class 1 Division:
2014	2,223	$13.54 to $14.39	$33,743	2.17%	0.95% to 2.00%	3.83% to 2.71%
2013	2,531	$13.04 to $14.01	$36,994	2.38%	0.95% to 2.00%	9.76% to 8.77%
2012	2,851	$11.88 to $12.88	$38,033	1.90%	0.95% to 1.85%	10.82% to 9.71%
2011	3,124	$10.72 to $11.74	$37,726	2.71%	0.95% to 1.85%	0.47% to (0.42)%
2010	3,413	$10.67 to $11.79	$41,055	4.30%	0.95% to 1.85%	12.79% to 11.86%

Principal LifeTime 2020 Class 1 Division:
2014	8,649	$14.43 to $15.81	$143,695	2.31%	0.95% to 2.00%	4.72% to 3.60%
2013	11,078	$13.78 to $15.26	$176,094	2.14%	0.95% to 2.00%	14.93% to 13.88%
2012	12,377	$11.99 to $13.40	$171,673	1.71%	0.95% to 1.85%	13.65% to 12.61%
2011	13,310	$10.55 to $11.90	$163,065	2.49%	0.95% to 1.85%	(1.95)% to (2.86)%
2010	14,045	$10.76 to $12.25	$176,256	3.85%	0.95% to 1.85%	13.86% to 12.90%

Principal LifeTime 2030 Class 1 Division:
2014	4,403	$14.51 to $15.89	$73,233	2.15%	0.95% to 2.00%	5.07% to 3.99%
2013	4,540	$13.81 to $15.28	$72,233	1.94%	0.95% to 2.00%	17.93% to 16.73%
2012	4,718	$11.71 to $13.09	$63,923	1.60%	0.95% to 1.85%	14.47% to 13.43%
2011	4,956	$10.23 to $11.54	$58,812	1.96%	0.95% to 1.85%	(3.12)% to (3.99)%
2010	5,131	$10.56 to $12.02	$63,026	2.32%	0.95% to 1.85%	14.29% to 13.29%

Principal LifeTime 2040 Class 1 Division:
2014	833	$14.83 to $16.53	$14,504	2.00%	0.95% to 2.00%	5.25% to 4.09%
2013	787	$14.09 to $15.88	$13,053	1.57%	0.95% to 2.00%	21.26% to 20.21%
2012	852	$11.62 to $13.21	$11,702	1.57%	0.95% to 1.85%	15.62% to 14.57%
2011	874	$10.05 to $11.53	$10,412	1.61%	0.95% to 1.85%	(4.10)% to (5.02)%
2010	869	$10.48 to $12.14	$10,823	2.23%	0.95% to 1.85%	14.79% to 13.78%

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

				For the Year Ended December 31,
	December 31			except as noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Corresponding to Lowest to Highest Expense Ratio

Division
Principal LifeTime 2050 Class 1 Division:
2014	493	$14.83 to $16.61	$8,618	2.19%	0.95% to 2.00%	5.18% to 4.07%
2013	501	$14.10 to $15.96	$8,354	1.58%	0.95% to 2.00%	22.61% to 21.46%
2012	486	$11.50 to $13.14	$6,618	1.45%	0.95% to 1.85%	16.04% to 14.96%
2011	470	$9.91 to $11.43	$5,533	1.50%	0.95% to 1.85%	(4.89)% to (5.69)%
2010	469	$10.42 to $12.12	$5,830	2.13%	0.95% to 1.85%	15.14% to 14.02%

Real Estate Securities Class 1 Division:
2014	1,761	$4.86 to $47.70	$87,932	1.59%	0.38% to 2.00%	32.26% to 30.19%
2013	1,880	$3.67 to $36.64	$72,398	1.29%	0.49% to 2.00%	3.66% to 2.15%
2012	2,051	$3.54 to $35.87	$76,907	1.40%	0.48% to 1.85%	16.68% to 15.00%
2011	2,278	$3.04 to $31.19	$73,765	–%	0.66% to 1.85%	8.48% to 6.92%
2010	2,507	$2.80 to $29.17	$75,755	2.99%	0.67% to 1.85%	25.17% to 23.44%

Real Estate Securities Class 2 Division:
2014 (12)	16	$11.39 to $11.38	$181	–%	1.15% to 1.40%	3.45% to 3.36%

Rydex Commodities Strategy Division:
2014 (12)	2	$7.08 to $7.07	$11	–%	1.15% to 1.40%	(20.00)% to (20.11)%

Rydex NASDAQ 100 Division:
2014 (12)	9	$10.28	$97	–%	1.15% to 1.40%	(1.340)%

SAM Balanced Portfolio Class 1 Division:
2014	49,402	$2.02 to $13.39	$687,748	2.66%	0.48% to 2.00%	6.37% to 4.69%
2013	58,685	$1.90 to $12.79	$775,903	2.43%	0.57% to 2.00%	15.50% to 15.54%
2012	61,098	$11.65 to $11.07	$697,358	0.69%	0.95% to 1.85%	11.70% to 10.70%
2011	64,434	$10.43 to $10.00	$660,873	2.77%	0.95% to 1.85%	0.00% to (0.89)%
2010	66,480	$10.43 to $10.09	$684,067	3.60%	0.95% to 1.85%	12.51% to 11.49%

SAM Balanced Portfolio Class 2 Division:
2014 (12)	63	$10.04 to $10.03	$634	–%	1.15% to 1.40%	(0.69)% to (0.79)%

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

				For the Year Ended December 31,
	December 31			except as noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Corresponding to Lowest to Highest Expense Ratio

Division
SAM Conservative Balanced Portfolio Class 1 Division:
2014	12,217	$14.22 to $13.25	$168,582	2.97%	0.95% to 2.00%	5.18% to 4.17%
2013	13,493	$13.52 to $12.72	$177,876	2.87%	0.95% to 2.00%	10.46% to 9.37%
2012	13,568	$12.24 to $11.63	$162,474	0.82%	0.95% to 1.85%	10.17% to 9.20%
2011	14,050	$11.11 to $10.65	$153,302	3.19%	0.95% to 1.85%	1.37% to 0.38%
2010	14,635	$10.96 to $10.61	$158,220	4.32%	0.95% to 1.85%	10.71% to 9.83%

SAM Conservative Balanced Portfolio Class 2 Division:
2014 (12)	55	$10.04 to $10.03	$553	–%	1.15% to 1.40%	(0.50)% to (0.59)%

SAM Conservative Growth Portfolio Class 1Division:
2014	7,463	$14.08 to $13.11	$101,757	1.82%	0.95% to 2.00%	6.42% to 5.30%
2013	6,963	$13.23 to $12.45	$89,642	1.82%	0.95% to 2.00%	21.94% to 20.76%
2012	6,406	$10.85 to $10.31	$67,909	0.44%	0.95% to 1.85%	13.14% to 12.07%
2011	6,161	$9.59 to $9.20	$57,954	2.01%	0.95% to 1.85%	(1.44)% to (2.23)%
2010	5,760	$9.73 to $9.41	$55,154	3.12%	0.95% to 1.85%	14.07% to 13.10%

SAM Conservative Growth Portfolio Class 2 Division:
2014 (12)	43	$10.05	$430	–%	1.15% to 1.40%	-0.79%

SAM Flexible Income Portfolio Class 1 Division:
2014	13,335	$14.32 to $13.33	$185,235	3.60%	0.95% to 2.00%	5.06% to 3.90%
2013	13,976	$13.63 to $12.83	$185,636	3.43%	0.95% to 2.00%	6.73% to 5.68%
2012	14,864	$12.77 to $12.14	$185,716	1.13%	0.95% to 1.85%	9.52% to 8.59%
2011	14,070	$11.66 to $11.18	$160,984	3.86%	0.95% to 1.85%	2.46% to 1.54%
2010	14,055	$11.38 to $11.01	$157,635	5.26%	0.95% to 1.85%	9.42% to 8.47%

SAM Flexible Income Portfolio Class 2 Division:
2014 (12)	42	$10.03 to $10.02	$418	–%	1.15% to 1.40%	(0.500)%

SAM Strategic Growth Portfolio Class 1 Division:
2014	4,851	$14.08 to $13.12	$65,972	1.52%	0.95% to 2.00%	7.65% to 6.58%
2013	4,539	$13.08 to $12.31	$57,654	1.43%	0.95% to 2.00%	26.25% to 24.97%
2012	4,171	$10.36 to $9.85	$42,188	0.24%	0.95% to 1.85%	14.35% to 13.48%
2011	4,626	$9.06 to $8.68	$41,082	1.50%	0.95% to 1.85%	(2.79)% to (3.77)%
2010	4,212	$9.32 to $9.02	$38,641	2.50%	0.95% to 1.85%	15.35% to 14.32%

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

				For the Year Ended December 31,
	December 31			except as noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Corresponding to Lowest to Highest Expense Ratio

Division
SAM Strategic Growth Portfolio Class 2 Division:
2014 (12)	62	$10.09 to $10.08	$624	–%	1.15% to 1.40%	(0.69)% to (0.79)%

Short-Term Income Class 1 Division:
2014	11,376	$11.91 to $11.18	$131,612	1.68%	0.85% to 2.00%	0.85% to -0.27%
2013	13,303	$11.81 to $11.21	$153,216	1.87%	0.85% to 2.00%	0.34% to (0.80)%
2012	14,402	$11.77 to $11.30	$166,187	2.09%	0.85% to 1.85%	4.07% to 3.10%
2011	14,110	$11.31 to $10.96	$157,122	0.15%	0.85% to 1.85%	0.53% to (0.54)%
2010	14,544	$11.25 to $11.02	$161,858	2.79%	0.85% to 1.85%	3.31% to 2.32%

Short-Term Income Class 2 Division:
2014 (12)	9	$10.01 to $10.00	$94	–%	1.15% to 1.40%	(0.100)%

SmallCap Blend Class 1 Division:
2014	1,636	$2.17 to $19.02	$33,528	0.35%	0.45% to 2.00%	4.45% to 2.81%
2013	1,736	$2.08 to $18.50	$34,644	0.33%	0.38% to 2.00%	47.19% to 21.95%
2012	1,931	$1.41 to $12.76	$26,674	–%	0.32% to 1.85%	14.22% to 12.62%
2011	2,287	$1.24 to $11.33	$27,780	0.35%	0.34% to 1.85%	(1.89)% to (3.25)%
2010	2,886	$1.26 to $11.71	$33,079	0.50%	0.20% to 1.85%	23.74% to 21.98%

SmallCap Growth II Class 1 Division:
2014	1,794	$1.39 to $16.14	$30,427	–%	0.45% to 2.00%	6.32% to 4.67%
2013	2,157	$1.31 to $15.42	$33,880	–%	0.42% to 2.00%	46.81% to 44.65%
2012	2,316	$0.89 to $10.66	$25,716	–%	0.37% to 1.85%	15.80% to 14.13%
2011	2,639	$0.77 to $9.34	$25,540	–%	0.46% to 1.85%	(4.79)% to (6.13)%
2010	3,144	$0.81 to $9.95	$31,722	–%	0.23% to 1.85%	26.40% to 24.69%

SmallCap Growth II Class 2 Division:
2014 (12)	1	$10.80 to $10.79	$7	–%	1.15% to 1.40%	3.25% to 3.15%

SmallCap Value I Class 1 Division:
2014	2,071	$3.08 to $34.22	$72,972	0.74%	0.43% to 2.00%	6.72% to 5.03%
2013	2,508	$2.89 to $32.58	$83,432	1.05%	0.42% to 2.00%	39.18% to 37.12%
2012	3,065	$2.08 to $23.76	$75,361	0.81%	0.37% to 1.85%	21.21% to 19.52%
2011	3,704	$1.71 to $19.88	$76,201	0.04%	0.51% to 1.85%	(4.06)% to (5.42)%
2010	4,063	$1.79 to $21.02	$86,698	0.84%	0.36% to 1.85%	25.53% to 23.72%

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

				For the Year Ended December 31,
	December 31			except as noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Corresponding to Lowest to Highest Expense Ratio

Division
SmallCap Value I Class 2 Division:
2014 (12)	3	$10.60 to $10.59	$30	–%	1.15% to 1.40%	2.12% to 2.02%

T. Rowe Price Blue Chip Growth Portfolio II Division:
2014	581	$21.93 to $20.61	$12,613	–%	1.40% to 2.00%	7.34% to 6.73%
2013	566	$20.43 to $19.31	$11,456	–%	1.40% to 2.00%	38.98% to 38.13%
2012	567	$14.70 to $13.98	$8,278	–%	1.25% to 1.85%	16.48% to 15.73%
2011	562	$12.62 to $12.08	$7,052	–%	1.25% to 1.85%	0.08% to (0.49)%
2010	535	$12.61 to $12.14	$6,703	–%	1.25% to 1.85%	14.53% to 13.88%

T. Rowe Price Health Sciences Portfolio II Division:
2014	686	$44.36 to $41.68	$30,107	–%	1.40% to 2.00%	29.40% to 28.64%
2013	631	$34.28 to $32.40	$21,393	–%	1.40% to 2.00%	48.59% to 47.68%
2012	515	$23.07 to $21.94	$11,743	–%	1.25% to 1.85%	29.32% to 28.53%
2011	439	$17.84 to $17.07	$7,738	–%	1.25% to 1.85%	9.05% to 8.38%
2010	396	$16.36 to $15.75	$6,429	–%	1.25% to 1.85%	13.85% to 13.23%

Templeton Global Bond VIP Class 4 Division:
2014 (12)	7	$9.75 to $9.74	$68	–%	1.15% to 1.40%	(2.30)% to (2.31)%

Templeton Growth VIP Class 2 Division:
2014 (15)	45	$21.14	$960	1.34%	0.85%	(3.650)%
2013	49	$21.94	$1,071	2.65%	0.85%	29.82%
2012	61	$16.90	$1,032	2.23%	0.85%	20.28%
2011	69	$14.05	$964	1.35%	0.85%	(7.750)%
2010	79	$15.23	$1,200	1.41%	0.85%	6.43%

Van Eck Global Hard Assets Class S Division:
2014	591	$7.61 to $11.74	$7,087	–%	1.15% to 2.00%	(13.82)% to (20.94)%
2013	584	$15.27 to $14.85	$8,885	0.49%	1.30% to 2.00%	8.92% to 8.24%
2012	565	$14.02 to $13.72	$7,902	0.68%	1.25% to 1.85%	1.82% to 1.18%
2011	559	$13.77 to $13.56	$7,688	0.73%	1.25% to 1.85%	(17.74)% to (18.21)%
2010	323	$16.74 to $16.58	$5,397	0.14%	1.25% to 1.85%	27.11% to 41.23%

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

(1)
These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(2)
These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. For purposes of the total return calculation the beginning unit value is typically equal to an investment option with a similar expense structure and if no such similar investment option exists then a beginning unit value of ten would typically be used. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Total returns have not been annualized for periods less than one year. These percentages represent the range of total returns available as of the report date and correspond with the expense ratio lowest to highest.

(4)	Commencement of operations, January 4, 2010. Investment income ratios have been annualized for the period ended December 31, 2010.
(5)	Commencement of operations, May 24, 2010. Investment income ratios have been annualized for the period ended December 31, 2010.
(6)	Commencement of operations, April 27, 2012. Investment income ratios have been annualized for the period ended December 31, 2012.
(7)	Commencement of operations, May 21, 2012. Investment income ratios have been annualized for the period ended December 31, 2012.
(8)	Commencement of operations, May 20, 2013. Investment income ratios have been annualized for the period ended December 31, 2013.
(9)	Commencement of operations, December 2, 2013. Investment income ratios have been annualized for the period December 31, 2013.
(10)	Commencement of operations, April 24, 2014. Investment income ratios have been annualized for the period December 31, 2014.
(11)	Commencement of operations, May 17, 2014. Investment income ratios have been annualized for the period December 31, 2014.
(12)	Commencement of operations, November 10, 2014. Investment income ratios have been annualized for the period December 31, 2014.
(13)	Represented the operations of Franklin Small Cap Value Securities Class 2 Division until May 17, 2014.
(14)	Represented the operations of Goldman Sachs VIT Structured Small Cap Equity Service Class I Division until May 17, 2014.
(15)	Represented the operations of Templeton Growth Securities Class 2 Division until May 17, 2014.

Principal Life Insurance Company Separate Account B Notes to Financial Statements December 31, 2014

There are divisions that have total return outside of the ranges indicated above. The following is a list of the divisions and corresponding unit values and total return.

Division	2014 Unit Value ($)	2014 Total Return (%)
American Century VP Inflation Protection Class II Division	9.93 and 13.11	(1.10) and 1.86
American Century VP Value Class II Division	10.14 and 21.26	11.48
Division	2014 Unit Value ($)	2014 Total Return (%)
Balanced Class 1 Division	3.16 and 28.15	–
Bond & Mortgage Securities Class 1 Division	2.71, 21.86, 23.76 and 23.79	–
Diversified Balanced Managed Volatility Class 2 Division	10.62	5.46
Diversified Growth Managed Volatility Class 2 Division	10.68	5.53
Diversified International Class 1 Division	3.06, 24.96, 27.13 and 27.16	–
DWS Small Mid Cap Value Class B Division	10.08, 11.70, 11.80 and 11.81	3.08 and 3.69
Equity Income Class 1 Division	14.27, 14.95 and 14.97	–
Fidelity VIP Contrafund Service Class 2 Division	10.16 and 22.88	10.11
Fidelity VIP Mid Cap Service Class 2 Division	10.05 and 25.94	4.60
Fidelity VIP Overseas Service Class 2 Division	16.08	–
Government & High Quality Bond Class 1 Division	2.65, 11.67, 12.09, 12.11, 12.34 and 12.42	–
International Emerging Markets Class 1 Division	29.24, 31.78 and 31.82	–
LargeCap Growth Class 1 Division	3.17, 26.88, 29.22 and 29.26	–
LargeCap Growth I Class 1 Division	50.39, 54.76 and 54.84	–
LargeCap S&P 500 Index Class 1 Division	14.79, 16.07, 16.10, 17.15 and 17.30	–
LargeCap Value Class 1 Division	5.03, 5.29, 9.73, 11.67, 15.70 and 17.16	10.70
MFS VIT Utilities Service Class Division	22.60	10.89
MidCap Class 1 Division	9.05, 75.00, 81.51 and 81.62	–
Money Market Class 1 Division	12.35, 13.42 and 13.44	(1.91), (1.49), (1.40), (1.32), (0.92), (0.86), (0.64) and (0.42)
PIMCO High Yield Administrative Class Division	13.86	1.91
PIMCO Total Return Administrative Class Division	12.55	2.78
Principal LifeTime Strategic Income Class 1 Division	13.20, 14.02 and 14.04	–
Principal LifeTime 2010 Class 1 Division	14.41, 15.31 and 15.33	–
Principal LifeTime 2020 Class 1 Division	15.84, 16.82 and 16.85	–
Principal LifeTime 2030 Class 1 Division	15.91, 16.91 and 16.93	–

Principal Life Insurance Company Separate Account B Notes to Financial Statements December 31, 2014

Division	2014 Unit Value ($)	2014 Total Return (%)
Principal LifeTime 2040 Class 1 Division	16.55, 17.59 and 17.61	–
Principal LifeTime 2050 Class 1 Division	16.63, 17.67 and 17.70	–
Real Estate Securities Class 1 Division	47.76, 51.91 and 51.98	–
SAM Balanced Portfolio Class 1 Division	13.41, 14.02, 14.04 and 14.38	–
SAM Strategic Growth Portfolio Class 1 Division	–	6.57
SmallCap Blend Class 1 Division	19.05, 20.70, 20.73 and 27.02	–
SmallCap Growth II Class 1 Division	16.16, 16.32, 16.68, 17.56 and 17.59	–
SmallCap Value I Class 1 Division	34.27, 37.24 and 37.30	–
Van Eck Global Hard Assets Service Class Division	11.75, 12.14 and 12.16	(13.720)

Division	2013 Unit Value ($)	2013 Total Return (%)
Balanced Class 1 Division	2.92 and 26.55	–
Bond & Mortgage Securities Class 1 Division	2.59, 21.17, 22.89 and 22.90	–
Diversified International Class 1 Division	3.18, 26.28, 28.42 and 28.43	–
Equity Income Class 1 Division	13.44 and 13.45	–
Franklin Small Cap Value Securities Class 2 Division	–	17.18 and 34.47
Goldman Sachs VIT Mid Cap Value Service Class I Division	–	10.09 and 31.14
Goldman Sachs VIT Structured Small Cap Equity Service Class I Division	–	13.75 and 33.92
Government & High Quality Bond Class 1 Division	11.67, 11.86, 11.92 and 2.54	–
International Emerging Markets Class 1 Division	30.96, 33.48 and 33.50	–
LargeCap Growth Class 1 Division	2.87, 24.66, 26.67 and 26.68	–
LargeCap Growth I Class 1 Division	47.28, 51.13 and 51.15	–
LargeCap S&P 500 Index Class 1 Division	13.31, 14.39, 15.27 and 15.42	–
LargeCap Value Class 1 Division	4.56, 33.55, 36.29, 36.30 and 55.42	–
MidCap Class 1 Division	8.06, 67.65, 73.16 and 73.19	–

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

Division	2013 Unit Value ($)	2013 Total Return (%)
Money Market Class 1 Division	1.60, 1.68, 2.16, 12.59, 13.61 and 13.62	–
Principal LifeTime Strategic Income Class 1 Division	13.60	–
Principal LifeTime 2010 Class 1 Division	14.81 and 14.82	–
Principal LifeTime 2020 Class 1 Division	16.14	–
Principal LifeTime 2030 Class 1 Division	15.29, 16.16 and 16.17	–
Principal LifeTime 2040 Class 1 Division	15.89, 16.79 and 16.80	–
Principal LifeTime 2050 Class 1 Division	16.88	–
Real Estate Securities Class 1 Division	36.65, 39.63 and 39.65	–
SAM Balanced Portfolio Class 1 Division	13.31, 13.32 and 13.59	16.14, 16.23 and 16.65
SmallCap Blend Class 1 Division	18.51, 20.01, 20.02 and 25.98	–
SmallCap Growth II Class 1 Division	15.43, 15.78, 16.68 and 16.69	–
SmallCap Value I Class 1 Division	32.59, 35.24 and 35.26	–

Division	2012 Unit Value ($)	2012 Total Return (%)
Asset Allocation Class 1 Division	28.28	–
Balanced Class 1 Division	22.50	12.58
Bond & Mortgage Securities Class 1 Division	23.40	7.09
Diversified International Class 1 Division	24.24	17.94
Equity Income Class 1 Division	10.70	–
Government & High Quality Bond Class 1 Division	11.94, 12.09 and 12.14	3.48
International Emerging Markets Class 1 Division	35.58	–
LargeCap Growth Class 1 Division	20.18	16.36
LargeCap Growth I Class 1 Division	38.05	–
LargeCap S&P 500 Index Class 1 Division	11.04, 11.66 and 11.79	–
LargeCap Value Class 1 Division	28.10 and 42.56	18.01 and 18.08
MidCap Blend Class 1 Division	55.35	18.94
Money Market Class 1 Division	13.79	(1.22), (1.00), (0.94), (0.82), (0.64) and (0.42)
Principal LifeTime Strategic Income Class 1 Division	13.10	–
Principal LifeTime 2010 Class 1 Division	13.54	–
Principal LifeTime 2020 Class 1 Division	14.09	–

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

Division	2012 Unit Value ($)	2012 Total Return (%)
Principal LifeTime 2030 Class 1 Division	13.76	–
Principal LifeTime 2040 Class 1 Division	13.89	–
Principal LifeTime 2050 Class 1 Division	13.81	–
Real Estate Securities Class 1 Division	38.58	–
Short-Term Income Class 1 Division	–	4.08
SmallCap Blend Class 1 Division	13.72 and 17.72	–
SmallCap Growth II Class 1 Division	10.80 and 11.46	–
SmallCap Value I Class 1 Division	25.55	–

Division	2011 Unit Value ($)	2011 Total Return (%)
Asset Allocation Class 1 Division	25.22	–
Balanced Class 1 Division	2.19 and 20.16	–
Bond & Mortgage Securities Class 1 Division	2.46 and 22.03	–
Diversified Balanced Class 2 Division	–	2.39
Diversified Growth Class 2 Division	–	1.00
Diversified International Class 1 Division	2.30 and 20.73	–
Equity Income Class 1 Division	9.59	–
Government & High Quality Bond Class 1 Division	2.50, 11.64, 11.75 and 11.79	–
International Emerging Markets Class 1 Division	29.83	–
LargeCap Growth Class 1 Division	1.86 and 17.49	–
LargeCap Growth I Class 1 Division	33.11	–
LargeCap S&P 500 Index Class 1 Division	9.68, 10.18 and 10.30	–
LargeCap Value Class 1 Division	2.97, 3.10, 5.90, 6.97, 9.37 and 10.21	0.75
MidCap Blend Class 1 Division	5.11 and 46.92	–
Money Market Class 1 Division	1.62, 1.70, 2.23 and 13.96	(0.89), (0.78), (0.64) and (0.42)
Principal LifeTime Strategic Income Class 1 Division	12.10	–
Principal LifeTime 2010 Class 1 Division	12.27	–
Principal LifeTime 2020 Class 1 Division	12.43	–
Principal LifeTime 2030 Class 1 Division	12.06	–
Principal LifeTime 2040 Class 1 Division	12.05	–
Principal LifeTime 2050 Class 1 Division	11.95	–
Real Estate Securities Class 1 Division	33.34	–
SmallCap Blend Class 1 Division	12.11 and 15.58	–
SmallCap Growth II Class 1 Division	9.38 and 9.98	–
SmallCap Value I Class 1 Division	21.25	–

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

December 31, 2014

Division	2010 Unit Value ($)	2010 Total Return (%)
American Century VP Income & Growth Class I Division	9.55	13.15
Asset Allocation Division	25.00	–
Balanced Class Division	2.12 and 19.61	–
Bond & Mortgage Securities Division	2.31 and 20.83	–
Diversified International Division	2.58 and 23.55	–
Equity Income Division	9.21	–
Government & High Quality Bond Division	2.37, 11.10, 11.17 and 11.19	–
International Emerging Markets Division	36.60	–
LargeCap Growth Division	1.95 and 18.49	–
LargeCap Growth I Division	33.64	–
LargeCap S&P 500 Index Division	9.63, 10.09 and 10.22	–
LargeCap Value Division	2.96, 3.08, 5.92, 6.96, 9.35 and 10.17	13.60
MidCap Blend Division	4.74 and 43.87	–
Money Market Division	1.63 and 14.14	–
Principal LifeTime Strategic Income Division	11.84	–
Principal LifeTime 2010 Division	12.24	–
Principal LifeTime 2020 Division	12.73	–
Principal LifeTime 2030 Division	12.49	–
Principal LifeTime 2040 Division	12.61	–
Principal LifeTime 2050 Division	12.59	–
Real Estate Securities Division	30.99	–
SmallCap Blend Division	12.45 and 15.95	–
SmallCap Growth II Division	10.57	–
SmallCap Value I Division	22.34	–
Van Eck VIP Global Hard Assets Class Division	–	26.37 and 41.74

(This page left intentionally blank)

Report of Independent Registered Public Accounting Firm
The Board of Directors and Stockholder
Principal Life Insurance Company
We have audited the accompanying consolidated statements of financial position of Principal Life Insurance Company (the Company) as of December 31, 2014 and 2013, and the related consolidated statements of operations, comprehensive income, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2014. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Principal Life Insurance Company at December 31, 2014 and 2013, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2014, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Des Moines, Iowa March 25, 2015

Principal Life Insurance Company
Consolidated Statements of Financial Position

	December 31, 2014	December 31, 2013

	(in millions)
Assets
Fixed maturities, available-for-sale (2014 and 2013 include $278.2 million and $272.0 million related to
consolidated variable interest entities)	$46,549.4	$45,524.1
Fixed maturities, trading (2014 and 2013 include $100.4 million and $110.4 million related to consolidated
variable interest entities)	400.3	358.5
Equity securities, available-for-sale	108.9	102.6
Equity securities, trading	191.6	169.7
Mortgage loans	11,164.4	10,819.2
Real estate (2014 and 2013 include $284.9 million and $266.3 million related to consolidated variable
interest entities)	1,340.4	1,266.4
Policy loans	799.0	830.1
Other investments (2014 and 2013 include $40.6 million and $68.1 million related to consolidated variable
interest entities and $127.2 million and $142.9 million measured at fair value under the fair value option)	1,428.4	1,354.1
Total investments	61,982.4	60,424.7
Cash and cash equivalents	1,274.0	2,071.6
Accrued investment income	497.3	523.2
Premiums due and other receivables	1,134.7	1,170.5
Deferred acquisition costs	2,754.6	2,848.8
Property and equipment	544.8	454.1
Goodwill	295.8	299.7
Other intangibles	144.3	151.9
Separate account assets	94,328.4	83,790.3
Other assets	958.5	1,045.7
Total assets	$163,914.8	$152,780.5
Liabilities
Contractholder funds	$33,428.3	$34,627.7
Future policy benefits and claims	19,691.6	18,245.0
Other policyholder funds	744.2	706.4
Short-term debt	154.5	292.4
Long-term debt (2014 and 2013 include $82.3 million and $47.7 million related to consolidated variable
interest entities)	82.3	152.4
Income taxes currently payable	5.3	5.2
Deferred income taxes	1,082.8	552.7
Separate account liabilities	94,328.4	83,790.3
Other liabilities (2014 and 2013 include $344.0 million and $362.4 million related to consolidated variable interest entities, of which $71.0 million and $104.9 million are measured at fair value under the fair
value option)	6,151.7	6,420.2
Total liabilities	155,669.1	144,792.3

Redeemable noncontrolling interest	21.1	208.7

Stockholder's equity
Common stock, par value $1.00 per share - 5.0 million shares authorized, 2.5 million shares issued
and outstanding (wholly owned indirectly by Principal Financial Group, Inc.)	2.5	2.5
Additional paid-in capital	5,275.0	5,505.0
Retained earnings	1,817.2	1,738.1
Accumulated other comprehensive income	1,086.7	495.7
Total stockholder's equity attributable to Principal Life Insurance Company	8,181.4	7,741.3
Noncontrolling interest	43.2	38.2
Total stockholder's equity	8,224.6	7,779.5
Total liabilities and stockholder's equity	$163,914.8	$152,780.5

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Operations

	For the year ended December 31,
	2014	2013	2012

	(in millions)
Revenues
Premiums and other considerations	$3,497.2	$2,862.4	$2,934.9
Fees and other revenues	2,392.7	2,234.6	1,934.8
Net investment income	2,663.5	2,681.5	2,811.8
Net realized capital gains (losses), excluding impairment losses on
available-for-sale securities	136.4	(99.5)	190.7
Net other-than-temporary impairment (losses) recoveries on available-
for-sale securities	28.5	(89.8)	(135.9)
Other-than-temporary impairment losses on fixed maturities,
available-for-sale reclassified to (from) other comprehensive
income	(102.2)	(22.0)	17.3
Net impairment losses on available-for-sale securities	(73.7)	(111.8)	(118.6)
Net realized capital gains (losses)	62.7	(211.3)	72.1
Total revenues	8,616.1	7,567.2	7,753.6
Expenses
Benefits, claims and settlement expenses	4,610.0	4,114.5	4,556.6
Dividends to policyholders	177.4	189.0	197.7
Operating expenses	2,603.2	2,376.3	2,154.5
Total expenses	7,390.6	6,679.8	6,908.8
Income before income taxes	1,225.5	887.4	844.8
Income taxes	243.0	173.2	151.5
Net income	982.5	714.2	693.3
Net income attributable to noncontrolling interest	30.0	17.6	18.4
Net income attributable to Principal Life Insurance Company	$952.5	$696.6	$674.9

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Comprehensive Income

	For the year ended December 31,
	2014	2013	2012

	(in millions)

Net income	$982.5	$714.2	$693.3
Other comprehensive income (loss), net:
Net unrealized gains (losses) on available-for-sale securities	261.2	(477.7)	505.3
Noncredit component of impairment losses on fixed maturities, available-for-sale	61.9	5.1	(6.7)
Net unrealized gains (losses) on derivative instruments	56.6	(6.5)	(47.0)
Foreign currency translation adjustment	(3.7)	—	(9.0)
Net unrecognized postretirement benefit obligation	(8.0)	332.6	(127.4)
Other comprehensive income (loss)	368.0	(146.5)	315.2
Comprehensive income	1,350.5	567.7	1,008.5
Comprehensive income attributable to noncontrolling interest	28.7	18.0	19.6
Comprehensive income attributable to Principal Life Insurance Company	$1,321.8	$549.7	$988.9

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Stockholder's Equity

				Accumulated
		Additional		other		Total
	Common	paid-in	Retained	comprehensive	Noncontrolling	stockholder's
	stock	capital	earnings	income	interest	equity
	(in millions)
Balances at January 1, 2012	$2.5	$5,718.1	$1,195.0	$328.6	$350.8	$7,595.0
Distribution to parent	—	(14.4)	—	—	—	(14.4)
Stock-based compensation and
additional related tax benefits	—	43.9	(2.2)	—	—	41.7
Dividends to parent	—	—	(700.0)	—	—	(700.0)
Distributions to noncontrolling interest	—	—	—	—	(10.7)	(10.7)
Deconsolidation of certain variable interest entities	—	—	—	—	(353.2)	(353.2)
Contributions from noncontrolling
interest	—	—	—	—	12.6	12.6
Net income (excludes $1.0 million attributable to
redeemable noncontrolling interests)	—	—	674.9	—	17.4	692.3
Other comprehensive income (excludes $1.2 million
attributable to redeemable noncontrolling interest)	—	—	—	314.0	—	314.0
Balances at December 31, 2012	2.5	5,747.6	1,167.7	642.6	16.9	7,577.3
Distribution to parent	—	(163.8)	—	—	—	(163.8)
Stock-based compensation and additional related
tax benefits	—	47.4	(2.9)	—	—	44.5
Dividends to parent	—	—	(80.0)	—	—	(80.0)
Distributions to noncontrolling interest	—	—	—	—	(2.0)	(2.0)
Contributions from noncontrolling interest	—	—	—	—	2.5	2.5
Sale of subsidiary shares to noncontrolling interest	—	11.5	—	—	20.3	31.8
Adjustments to redemption amount of redeemable
noncontrolling interest	—	(137.7)	(43.3)	—	(3.5)	(184.5)
Net income (excludes $13.6 million attributable to
redeemable noncontrolling interest)	—	—	696.6	—	4.0	700.6
Other comprehensive loss (excludes $0.4 million
attributable to redeemable noncontrolling interest)	—	—	—	(146.9)	—	(146.9)
Balances at December 31, 2013	2.5	5,505.0	1,738.1	495.7	38.2	7,779.5
Distribution to parent	—	(17.7)	—	—	—	(17.7)
Stock-based compensation and additional related
tax benefits	—	50.3	(3.7)	—	—	46.6
Dividends to parent	—	—	(850.0)	—	—	(850.0)
Distributions to noncontrolling interest	—	—	—	—	(22.7)	(22.7)
Contributions from noncontrolling interest	—	—	—	—	7.4	7.4
Adjustments to redemption amount of redeemable
noncontrolling interest	—	(14.9)	(19.7)	—	—	(34.6)
Pension plan transfer due to change in sponsorship	—	(247.7)	—	221.7	—	(26.0)
Net income (excludes $9.7 million attributable to
redeemable noncontrolling interest)	—	—	952.5	—	20.3	972.8
Other comprehensive income (excludes $(1.3) million
attributable to redeemable noncontrolling interest)	—	—	—	369.3	—	369.3
Balances at December 31, 2014	$2.5	$5,275.0	$1,817.2	$1,086.7	$43.2	$8,224.6

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Cash Flows

	For the year ended December 31,
	2014	2013	2012

	(in millions)
Operating activities
Net income	$982.5	$714.2	$693.3
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of deferred acquisition costs	348.5	170.6	82.3
Additions to deferred acquisition costs	(347.4)	(393.0)	(393.6)
Accrued investment income	25.9	52.8	28.4
Net cash flows for trading securities	14.4	18.5	88.9
Premiums due and other receivables	34.5	(152.7)	75.8
Contractholder and policyholder liabilities and dividends	1,488.2	1,296.8	1,814.5
Current and deferred income taxes	239.3	187.6	2.7
Net realized capital (gains) losses	(62.7)	211.3	(72.1)
Depreciation and amortization expense	107.1	96.8	103.1
Mortgage loans held for sale, sold or repaid, net of gain	43.3	0.2	74.9
Real estate acquired through operating activities	(49.4)	(107.2)	(46.4)
Real estate sold through operating activities	158.0	20.1	41.2
Stock-based compensation	47.5	45.1	41.9
Other	172.3	324.1	663.0
Net adjustments	2,219.5	1,771.0	2,504.6
Net cash provided by operating activities	3,202.0	2,485.2	3,197.9
Investing activities
Available-for-sale securities:
Purchases	(8,598.2)	(8,554.0)	(7,986.7)
Sales	2,100.1	1,521.4	1,193.3
Maturities	6,047.1	7,142.4	6,383.8
Mortgage loans acquired or originated	(2,081.6)	(2,049.5)	(2,442.9)
Mortgage loans sold or repaid	1,671.6	1,989.0	1,545.4
Real estate acquired	(281.7)	(85.6)	(151.8)
Net purchases of property and equipment	(117.9)	(51.2)	(29.6)
Net change in other investments	266.2	213.0	(31.0)
Net cash provided by (used in) investing activities	(994.4)	125.5	(1,519.5)
Financing activities
Proceeds from financing element derivatives	15.1	47.0	51.8
Payments for financing element derivatives	(58.0)	(48.0)	(49.9)
Excess tax benefits from share-based payment arrangements	6.8	7.4	7.9
Purchase of subsidiary shares from noncontrolling interest	(179.9)	—	—
Sale of subsidiary shares to noncontrolling interest	—	31.8	—
Dividends paid to parent	(850.0)	(80.0)	(700.0)
Capital distributions to parent	(17.7)	(163.8)	(14.8)
Issuance of long-term debt	38.5	38.2	9.4
Principal repayments of long-term debt	(100.1)	(14.6)	(0.4)
Net proceeds from (repayments of) short-term borrowings	(137.9)	5.7	23.0
Investment contract deposits	5,349.1	6,355.1	6,401.2
Investment contract withdrawals	(7,088.8)	(8,846.6)	(7,519.8)
Net increase (decrease) in banking operation deposits	30.7	(225.7)	32.0
Other	(13.0)	(4.7)	(14.6)
Net cash used in financing activities	(3,005.2)	(2,898.2)	(1,774.2)
Net decrease in cash and cash equivalents	(797.6)	(287.5)	(95.8)
Cash and cash equivalents at beginning of period	2,071.6	2,359.1	2,454.9
Cash and cash equivalents at end of period	$1,274.0	$2,071.6	$2,359.1

Supplemental Information:
Cash paid for interest	$5.3	$9.2	$10.1
Cash paid for income taxes	$9.0	$19.6	$117.5

Supplemental disclosure of non-cash investing and financing activities:
Assets transferred to parent due to change in pension plan sponsorship	$308.2	$—	$—
Liabilities assumed by parent due to change in pension plan sponsorship	$(282.2)	$—	$—

See accompanying notes.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

1. Nature of Operations and Significant Accounting Policies

Description of Business

Principal Life Insurance Company (“Principal Life”) along with its consolidated subsidiaries is a diversified financial services organization offering retirement services, insurance solutions and asset management in the U.S. We are a direct wholly owned subsidiary of Principal Financial Services, Inc. (“PFSI”), which in turn is a direct wholly owned subsidiary of Principal Financial Group, Inc. (“PFG”).

Basis of Presentation

The accompanying consolidated financial statements include the accounts of Principal Life and all other entities in which we directly or indirectly have a controlling financial interest as well as those variable interest entities (“VIEs”) in which we are the primary beneficiary. Entities in which we have significant management influence over the operating and financing decisions but are not required to consolidate, other than investments accounted for at fair value under the fair value option, are reported using the equity method. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). All significant intercompany accounts and transactions have been eliminated.

We have evaluated subsequent events through March 25, 2015, which was the date our consolidated financial statements were issued.

Recent Accounting Pronouncements

Effect on our consolidated
	Date of	financial statements or
Description	adoption	other significant matters

Standards not yet adopted:
Revenue recognition	January 1,	We are currently evaluating
This authoritative guidance replaces all general and most industry specific	2017	the impact this guidance
revenue recognition guidance currently prescribed by U.S. GAAP. The core		will have on our
principle is that an entity recognizes revenue to reflect the transfer of a		consolidated financial
promised good or service to customers in an amount that reflects the		statements.
consideration to which the entity expects to be entitled to in exchange for that good or service.

Discontinued operations	January 1,	This guidance will be
This authoritative guidance amends the definition of discontinued	2015	applied prospectively and
operations and requires entities to provide additional disclosures associated		is not expected to have a
with discontinued operations, as well as disposal transactions that do not		material impact on our
meet the discontinued operations criteria. The guidance requires discontinued		consolidated financial
operations treatment for disposals of a component or group of components		statements.
that represents a strategic shift that has or will have a major impact on an entity’s operations or financial results. The guidance also expands the scope to disposals of equity method investments and businesses that, upon initial acquisition, qualify as held for sale.

Standards adopted:
Foreign currency cumulative translation adjustment	January 1,	The guidance was adopted
This authoritative guidance clarifies how the cumulative translation	2014	prospectively and did not
adjustment related to a parent’s investment in a foreign entity should be		have a material impact on
released when certain transactions related to the foreign entity occur.		our consolidated
financial statements.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Effect on our consolidated
	Date of	financial statements or
Description	adoption	other significant matters
Accumulated other comprehensive income	January 1,	See Note 14, Stockholder's
This authoritative guidance requires entities to disclose additional	2013	Equity, for further details.
information about items reclassified out of accumulated other comprehensive
income (“AOCI”). Entities are required to disclose information regarding		The guidance did not have a
changes in AOCI balances by component and significant items reclassified		material impact on our
out of AOCI by component either on the face of the income statement or as		consolidated financial
a separate footnote to the financial statements.		statements.

Balance sheet offsetting	January 1,	See Note 5, Investments, for
This authoritative guidance requires disclosures about assets and liabilities	2013	further details.
that are offset or have the potential to be offset. These disclosures are
intended to address differences in the asset and liability offsetting		The guidance did not have a
requirements under U.S. GAAP and International Financial Reporting		material impact on our
Standards. The guidance further clarifies that the disclosure requirements		consolidated financial
apply to derivative instruments, including bifurcated embedded derivatives,		statements.
repurchase and reverse repurchase agreements and securities borrowing and securities lending arrangements that are either offset on the balance sheet or subject to an enforceable master netting arrangement or similar agreement.
Retrospective application was required.

Presentation of comprehensive income	January 1,	See Consolidated
This authoritative guidance changes the presentation of comprehensive	2012	Statements of
income in the financial statements. The guidance eliminates the presentation		Comprehensive Income and
options contained in previous guidance and instead requires entities to report		Note 14, Stockholder's
components of comprehensive income in either a continuous statement		Equity, for further details.
of comprehensive income or two separate but consecutive statements that
show the components of net income and other comprehensive income		The guidance did not have a
("OCI"), including adjustments for items that are reclassified from OCI to		material impact on our
net income. The guidance does not change the items that must be reported		consolidated financial
in OCI or when an item of OCI must be reclassified to net income.		statements.

Fair value measurement and disclosure requirements	January 1,	See Note 15, Fair Value
This authoritative guidance clarifies and changes fair value measurement	2012	Measurements, for further
and disclosure requirements. This guidance expands existing disclosure		details.
requirements for fair value measurements and makes other amendments but
does not require additional fair value measurements.		The guidance did not have a
material impact on our
consolidated financial
statements.

Capitalized costs incurred by insurance companies	January 1,	We adopted the guidance
This authoritative guidance modifies the definition of the types of costs	2012	retrospectively.
incurred by insurance entities that can be capitalized in the successful acquisition of new or renewal insurance contracts. Capitalized costs should include incremental direct costs of contract acquisition, as well as certain costs related directly to acquisition activities such as underwriting, policy issuance and processing, medical and inspection and sales force contract selling.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014
Use of Estimates in the Preparation of Financial Statements
The preparation of our consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes. The most critical estimates include those used in determining:

•	the fair value of investments in the absence of quoted market values;

•	investment impairments and valuation allowances;

•	the fair value of and accounting for derivatives;

•	the deferred acquisition costs (“DAC”) and other actuarial balances where the amortization is based on estimated gross profits;

•	the measurement of goodwill, indefinite lived intangible assets, finite lived intangible assets and related impairments or amortization, if any;

•	the liability for future policy benefits and claims;

•	the value of our pension and other postretirement benefit obligations and

•	accounting for income taxes and the valuation of deferred tax assets.

A description of such critical estimates is incorporated within the discussion of the related accounting policies that follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to our businesses and operations. Actual results could differ from these estimates.

Closed Block
We operate a closed block (“Closed Block”) for the benefit of individual participating dividend‑paying policies in force at the time of the 1998 mutual insurance holding company (“MIHC”) formation. See Note 7, Closed Block, for further details.
Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.

Investments
Fixed maturities include bonds, asset-backed securities (“ABS”), redeemable preferred stock and certain nonredeemable preferred securities. Equity securities include mutual funds, common stock and nonredeemable preferred stock. We classify fixed maturities and equity securities as either available-for-sale or trading at the time of the purchase and, accordingly, carry them at fair value. See Note 15, Fair Value Measurements, for methodologies related to the determination of fair value. Unrealized gains and losses related to available-for-sale securities, excluding those in fair value hedging relationships, are reflected in stockholder’s equity, net of adjustments associated with DAC and related actuarial balances, derivatives in cash flow hedge relationships and applicable income taxes. Unrealized gains and losses related to hedged portions of available-for-sale securities in fair value hedging relationships and mark-to-market adjustments on certain trading securities are reflected in net realized capital gains (losses). Mark-to-market adjustments related to certain securities carried at fair value with an investment objective to realize economic value through mark-to-market changes are reflected in net investment income.
The cost of fixed maturities is adjusted for amortization of premiums and accrual of discounts, both computed using the interest method. The cost of fixed maturities and equity securities classified as available-for-sale is adjusted for declines in value that are other than temporary. Impairments in value deemed to be other than temporary are primarily reported in net income as a component of net realized capital gains (losses), with noncredit impairment losses for certain fixed maturities, available-for-sale reported in OCI. Interest income, as well as prepayment fees and the amortization of the related premium or discount, is reported in net investment income. For loan-backed and structured securities, we recognize income using a constant effective yield based on currently anticipated cash flows.
Real estate investments are reported at cost less accumulated depreciation. The initial cost basis of properties acquired through loan foreclosures are the lower of the fair market values of the properties at the time of foreclosure or the outstanding loan balance. Buildings and land improvements are generally depreciated on the straight-line method over the estimated useful life of

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

improvements and tenant improvement costs are depreciated on the straight-line method over the term of the related lease. We recognize impairment losses for properties when indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value. In such cases, the cost basis of the properties are reduced to fair value. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell, with valuation allowances established accordingly and depreciation no longer recognized. The carrying amount of real estate held for sale was $171.8 million and $179.5 million as of December 31, 2014 and 2013, respectively. Any impairment losses and any changes in valuation allowances are reported in net income.
Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income. Any changes in the valuation allowances are reported in net income as net realized capital gains (losses). We measure impairment based upon the difference between carrying value and estimated value less cost to sell. Estimated value is based on either the present value of expected cash flows discounted at the loan's effective interest rate, the loan's observable market price or the fair value of the collateral. If foreclosure is probable, the measurement of any valuation allowance is based upon the fair value of the collateral.
Net realized capital gains and losses on sales of investments are determined on the basis of specific identification. In general, in addition to realized capital gains and losses on investment sales and periodic settlements on derivatives not designated as hedges, we report gains and losses related to the following in net realized capital gains (losses): other-than-temporary impairments of securities and subsequent realized recoveries, mark-to-market adjustments on certain trading securities, mark-to-market adjustments on certain seed money investments, fair value hedge and cash flow hedge ineffectiveness, mark-to-market adjustments on derivatives not designated as hedges, changes in the mortgage loan valuation allowance provision, impairments of real estate held for investment and impairments on equity method investments. Investment gains and losses on sales of certain real estate held for sale that do not meet the criteria for classification as a discontinued operation and mark-to-market adjustments on certain securities carried at fair value with an investment objective to realize economic value through mark-to-market changes are reported as net investment income and are excluded from net realized capital gains (losses).
Policy loans and other investments are primarily reported at cost, excluding seed money investments, other investment funds, derivative assets, commercial mortgage loans of consolidated VIEs for which the fair value option was elected and equity method real estate investments for which the fair value option was elected.
Derivatives
Overview. Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities. Derivatives generally used by us include interest rate swaps, interest rate options, swaptions, futures, currency swaps, equity options, credit default swaps and total return swaps. Derivatives may be exchange traded, cleared through centralized clearinghouses or contracted in the over-the-counter market without being cleared. Derivative positions are either assets or liabilities in the consolidated statements of financial position and are measured at fair value, generally by obtaining quoted market prices or through the use of pricing models. See Note 15, Fair Value Measurements, for policies related to the determination of fair value. Fair values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities, credit spreads, and market volatility and liquidity.
Accounting and Financial Statement Presentation. We designate derivatives as either:

(a)	a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, including those denominated in a foreign currency (“fair value hedge”);

(b)
a hedge of a forecasted transaction or the exposure to variability of cash flows to be received or paid related to a recognized asset or liability, including those denominated in a foreign currency (“cash flow hedge”) or

(c)	a derivative not designated as a hedging instrument.
Our accounting for the ongoing changes in fair value of a derivative depends on the intended use of the derivative and the designation, as described above, and is determined when the derivative contract is entered into or at the time of redesignation. Hedge accounting is used for derivatives that are specifically designated in advance as hedges and that reduce our exposure to an indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Fair Value Hedges. When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset, liability or firm commitment attributable to the hedged risk, are reported in net realized capital gains (losses). Any difference between the net change in fair value of the derivative and the hedged item represents hedge ineffectiveness.
Cash Flow Hedges. When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of OCI. Any hedge ineffectiveness is recorded immediately in net income. At the time the variability of cash flows being hedged impacts net income, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in net income.
Non-Hedge Derivatives. If a derivative does not qualify or is not designated for hedge accounting, all changes in fair value are reported in net income without considering the changes in the fair value of the economically associated assets or liabilities.
Hedge Documentation and Effectiveness Testing. At inception, we formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. This process includes associating all derivatives designated as fair value or cash flow hedges with specific assets or liabilities on the statement of financial position or with specific firm commitments or forecasted transactions. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative is highly effective and qualifies for hedge accounting treatment, the hedge might have some ineffectiveness.
We use qualitative and quantitative methods to assess hedge effectiveness. Qualitative methods may include monitoring changes to terms and conditions and counterparty credit ratings. Quantitative methods may include statistical tests including regression analysis and minimum variance and dollar offset techniques.
Termination of Hedge Accounting. We prospectively discontinue hedge accounting when (1) the criteria to qualify for hedge accounting is no longer met, e.g., a derivative is determined to no longer be highly effective in offsetting the change in fair value or cash flows of a hedged item; (2) the derivative expires, is sold, terminated or exercised or (3) we remove the designation of the derivative being the hedging instrument for a fair value or cash flow hedge.
If it is determined that a derivative no longer qualifies as an effective hedge, the derivative will continue to be carried on the consolidated statements of financial position at its fair value, with changes in fair value recognized prospectively in net realized capital gains (losses). The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value pursuant to hedging rules and the existing basis adjustment is amortized to the consolidated statements of operations line associated with the asset or liability. The component of OCI related to discontinued cash flow hedges that are no longer highly effective is amortized to the consolidated statements of operations consistent with the net income impacts of the original hedged cash flows. If a cash flow hedge is discontinued because it is probable the hedged forecasted transaction will not occur, the deferred gain or loss is immediately reclassified from OCI into net income.
Embedded Derivatives. We purchase and issue certain financial instruments and products that contain a derivative that is embedded in the financial instrument or product. We assess whether this embedded derivative is clearly and closely related to the asset or liability that serves as its host contract. If we deem that the embedded derivative's terms are not clearly and closely related to the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the derivative is bifurcated from that contract and held at fair value on the consolidated statements of financial position, with changes in fair value reported in net income.
Contractholder and Policyholder Liabilities
Contractholder and policyholder liabilities (contractholder funds, future policy benefits and claims and other policyholder funds) include reserves for investment contracts and reserves for universal life, term life insurance, participating traditional individual life insurance, group life insurance, health insurance and disability income policies, as well as a provision for dividends on participating policies.
Investment contracts are contractholders' funds on deposit with us and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges and withdrawals plus credited interest. Reserves for universal life insurance contracts are equal to cumulative deposits less charges plus credited interest, which represents the account balances that accrue to the benefit of the policyholders.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014
We hold additional reserves on certain long duration contracts where benefit features result in gains in early years followed by losses in later years, universal life/variable universal life contracts that contain no lapse guarantee features, or annuities with guaranteed minimum death benefits.
Reserves for nonparticipating term life insurance and disability income contracts are computed on a basis of assumed investment yield, mortality, morbidity and expenses, including a provision for adverse deviation, which generally varies by plan, year of issue and policy duration. Investment yield is based on our experience. Mortality, morbidity and withdrawal rate assumptions are based on our experience and are periodically reviewed against both industry standards and experience.
Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rates and mortality rates guaranteed in calculating the cash surrender values described in the contract.
Participating business represented approximately 11%, 12% and 13% of our life insurance in force and 40%, 43% and 47% of the number of life insurance policies in force at December 31, 2014, 2013 and 2012, respectively. Participating business represented approximately 53%, 58% and 61% of life insurance premiums for the years ended December 31, 2014, 2013 and 2012, respectively. The amount of dividends to policyholders is declared annually by our Board of Directors. The amount of dividends to be paid to policyholders is determined after consideration of several factors including interest, mortality, morbidity and other expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by us. At the end of the reporting period, we established a dividend liability for the pro rata portion of the dividends expected to be paid on or before the next policy anniversary date.
Some of our policies and contracts require payment of fees or other policyholder assessments in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue liabilities upon receipt and included in other policyholder funds in the consolidated statements of financial position. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profits.
The liability for unpaid disability and health claims is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, we believe that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in net income.
Recognition of Premiums and Other Considerations, Fees and Other Revenues and Benefits
Traditional individual life insurance products include those products with fixed and guaranteed premiums and benefits and consist principally of whole life and term life insurance policies. Premiums from these products are recognized as premium revenue when due. Related policy benefits and expenses for individual life products are associated with earned premiums and result in the recognition of profits over the expected term of the policies and contracts.
Immediate annuities with life contingencies include products with fixed and guaranteed annuity considerations and benefits and consist principally of group and individual single premium annuities with life contingencies. Annuity considerations from these products are recognized as premium revenue. However, the collection of these annuity considerations does not represent the completion of the earnings process, as we establish annuity reserves, using estimates for mortality and investment assumptions, which include provision for adverse deviation as required by U.S. GAAP. We anticipate profits to emerge over the life of the annuity products as we earn investment income, pay benefits and release reserves.
Group life and health insurance premiums are generally recorded as premium revenue over the term of the coverage. Certain group contracts contain experience premium refund provisions based on a pre-defined formula that reflects their claim experience. Experience premium refunds reduce revenue over the term of the coverage and are adjusted to reflect current experience. Related policy benefits and expenses for group life and health insurance products are associated with earned premiums and result in the recognition of profits over the term of the policies and contracts. Fees for contracts providing claim processing or other administrative services are recorded as revenue over the period the service is provided.
Universal life-type policies are insurance contracts with terms that are not fixed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values and investment income. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Investment contracts do not subject us to significant risks arising from policyholder mortality or morbidity and consist primarily of guaranteed investment contracts (“GICs”), funding agreements and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.
Fees and other revenues are earned for asset management services provided to retail and institutional clients based largely upon contractual rates applied to the market value of the client's portfolio. Additionally, fees and other revenues are earned for administrative services performed including recordkeeping and reporting services for retirement savings plans. Fees and other revenues received for performance of asset management and administrative services are recognized as revenue when earned, typically when the service is performed.
Deferred Acquisition Costs
Incremental direct costs of contract acquisition as well as certain costs directly related to acquisition activities (underwriting, policy issuance and processing, medical and inspection and sales force contract selling) for the successful acquisition of new and renewal insurance policies and investment contract business are capitalized to the extent recoverable. Commissions and other incremental direct costs of contract acquisition for the acquisition of long-term service contracts are also capitalized to the extent recoverable. Maintenance costs and acquisition costs that are not deferrable are charged to operations as incurred.
DAC for universal life-type insurance contracts, participating life insurance policies and certain investment contracts are being amortized over the lives of the policies and contracts in relation to the emergence of estimated gross profits (“EGPs”) or, in certain circumstances, estimated gross revenues. This amortization is adjusted in the current period when EGPs or estimated gross revenues are revised. For individual variable life insurance, individual variable annuities and group annuities that have separate account U.S. equity investment options, we utilize a mean reversion method (reversion to the mean assumption), a common industry practice, to determine the future domestic equity market growth assumption used for the amortization of DAC. The DAC of nonparticipating term life insurance and individual disability policies are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policyholder liabilities.
DAC on insurance policies and investment contracts are subject to recoverability testing at the time of policy issue and loss recognition testing on an annual basis, or when an event occurs that may warrant loss recognition. If loss recognition is necessary, DAC would be written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.
Deferred Acquisition Costs on Internal Replacements

All insurance and investment contract modifications and replacements are reviewed to determine if the internal replacement results in a substantially changed contract. If so, the acquisition costs, sales inducements and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. In addition, the existing DAC, sales inducement costs and unearned revenue balances associated with the replaced contract are written off. If an internal replacement results in a substantially unchanged contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are immediately recognized in the period incurred. In addition, the existing DAC, sales inducement costs or unearned revenue balance associated with the replaced contract is not written off, but instead is carried over to the new contract.

Long-Term Debt

Long-term debt includes notes payable, nonrecourse mortgages and other debt with a maturity date greater than one year at the date of issuance. Current maturities of long-term debt are classified as long-term debt in our statement of financial position.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business in order to limit losses and minimize exposure to significant risks. We may assume reinsurance from or cede reinsurance to other companies. Assets and liabilities related to reinsurance ceded are reported on a gross basis. Premiums and expenses are reported net of reinsurance ceded. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

consistent with those used to account for the underlying policies. We are contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed. At December 31, 2014 and 2013, we had $337.7 million and $282.0 million of net ceded reinsurance recoverables related to claims that have been received, respectively. At December 31, 2014 and 2013, our largest exposures to a single third party reinsurer was in our life insurance business, which totaled $38.9 billion and $35.9 billion of life insurance in force, representing 16% and 17% of total net life insurance in force, respectively. The reinsurance recoverable relating to claims received that are associated to this single third party reinsurer recorded in our consolidated statements of financial position was $48.1 million and $31.3 million at December 31, 2014 and 2013, respectively.

The effects of reinsurance on premiums and other considerations and policy and contract benefits were as follows:

	For the year ended December 31,
	2014	2013	2012

	(in millions)
Premiums and other considerations:
Direct	$3,755.4	$3,132.8	$3,212.1
Assumed	143.9	102.0	59.3
Ceded	(402.10)	(372.40)	(336.50)
Net premiums and other considerations	$3,497.2	$2,862.4	$2,934.9

Benefits, claims and settlement expenses:
Direct	4,650.6	4,190.1	4,575.5
Assumed	289.6	204.5	157.9
Ceded	(330.20)	(280.10)	(176.80)
Net benefits, claims and settlement expenses	$4,610.0	$4,114.5	$4,556.6
Separate Accounts
The separate accounts are legally segregated and are not subject to the claims that arise out of any of our other business. The client, rather than us, directs the investments and bears the investment risk of these funds. The separate account assets represent the fair value of funds that are separately administered by us for contracts with equity, real estate and fixed income investments and are presented as a summary total within the consolidated statements of financial position. An equivalent amount is reported as separate account liabilities, which represent the obligation to return the monies to the client. We receive fees for mortality, withdrawal and expense risks, as well as administrative, maintenance and investment advisory services that are included in the consolidated statements of operations. Net deposits, net investment income and realized and unrealized capital gains and losses of the separate accounts are not reflected in the consolidated statements of operations.
At December 31, 2014 and 2013, the separate accounts include a separate account valued at $205.4 million and $223.1 million, respectively, which primarily includes shares of PFG stock that were allocated and issued to eligible participants of qualified employee benefit plans administered by us as part of the policy credits issued under Principal Mutual Holding Company’s 2001 demutualization. The separate account shares are recorded at fair value and are reported as separate account assets with a corresponding separate account liability to eligible participants of the qualified plan. Changes in fair value of the separate account shares are reflected in both the separate account assets and separate account liabilities and do not impact our results of operations.
Income Taxes
Our ultimate parent, PFG, files a U.S. consolidated income tax return that includes all of our qualifying subsidiaries. In addition, we file income tax returns in all states in which we conduct business. PFG allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. We are taxed at corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to net income based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of temporary differences in the financial reporting and income tax bases of assets and liabilities and net operating losses using enacted income tax rates and laws. The effect on deferred income tax assets and deferred income tax liabilities of a change in tax rates is recognized in operations in the period in which the change is enacted.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Goodwill and Other Intangibles
Goodwill and other intangible assets include the cost of acquired subsidiaries in excess of the fair value of the net tangible assets recorded in connection with acquisitions. Goodwill and indefinite‑lived intangible assets are not amortized. Rather, they are tested for impairment during the third quarter each year, or more frequently if events or changes in circumstances indicate that the asset might be impaired. Goodwill is tested at the reporting unit level, which is a business one level below the operating segment, if financial information is prepared and regularly reviewed by management at that level. Once goodwill has been assigned to a reporting unit, it is no longer associated with a particular acquisition; therefore, all of the activities within a reporting unit, whether acquired or organically grown, are available to support the goodwill value. Impairment testing for indefinite‑lived intangible assets consists of a comparison of the fair value of the intangible asset with its carrying value.
Intangible assets with a finite useful life are amortized as related benefits emerge and are reviewed periodically for indicators of impairment in value. If facts and circumstances suggest possible impairment, the sum of the estimated undiscounted future cash flows expected to result from the use of the asset is compared to the current carrying value of the asset. If the undiscounted future cash flows are less than the carrying value, an impairment loss is recognized for the excess of the carrying amount of assets over their fair value.
2. Related Party Transactions
We have entered into various related party transactions with our ultimate parent and its other affiliates. During the years ended December 31, 2014, 2013 and 2012, we received $334.5 million, $327.1 million and $274.0 million, respectively, of expense reimbursements from affiliated entities.
We and our direct parent, PFSI, are parties to a cash advance agreement, which allows us, collectively, to pool our available cash in order to more efficiently and effectively invest our cash. The cash advance agreement allows (i) us to advance cash to PFSI in aggregate principal amounts not to exceed $1.0 billion, with such advanced amounts earning interest at the daily 30-day LIBOR rate (the “Internal Crediting Rate”); and (ii) PFSI to advance cash to us in aggregate principal amounts not to exceed $1.0 billion, with such advance amounts paying interest at the Internal Crediting Rate plus 10 basis points to reimburse PFSI for the costs incurred in maintaining short-term investing and borrowing programs. Under this cash advance agreement, we had a receivable from PFSI of $400.7 million and $359.1 million at December 31, 2014 and 2013, respectively, and earned interest of $0.3 million, $0.4 million and $1.0 million during 2014, 2013 and 2012, respectively.
We have short-term affiliated debt and long-term affiliated debt with our parent. See Note 10, Debt, for additional information.
We and an affiliated entity, Principal National Life Insurance Company, are parties to a reinsurance agreement to reinsure certain life insurance business. Under this agreement, we had an assumed reinsurance liability of $1,853.6 million and $1,481.4 million as of December 31, 2014 and 2013, respectively. In addition, we recognized premiums and other fees of $278.1 million, $223.6 million and $168.4 million for the years ended December 31, 2014, 2013 and 2012, respectively, associated with this agreement. Furthermore, we recognized expenses of $473.1 million, $428.6 million and $377.1 million for the years ended December 31, 2014, 2013 and 2012, respectively, associated with this agreement.
We receive commission fees, distribution and services fees from Principal Funds for distributing proprietary products on their behalf. Furthermore, we receive management and administrative fees from Principal Funds for investments our products hold in the Principal Mutual Funds and Principal Variable Contracts. Fees and other revenue was $377.4 million, $407.9 million and $342.1 million for the years ended December 31, 2014, 2013 and 2012, respectively. In addition, we pay commission expense to affiliated registered representatives to sell proprietary products. Commission expense was $66.8 million, $87.8 million and $77.5 million for the years ended December 31, 2014, 2013 and 2012, respectively.
Pursuant to certain regulatory requirements or otherwise in the ordinary course of business, we guarantee certain payments of our affiliates and have agreements with affiliates to provide and/or receive management, administrative and other services, all of which, individually and in the aggregate, are immaterial to our business, financial condition and net income.
Effective November 2014, PFG became the sponsor of the defined benefit pension plans for both employees and individual field agents. Prior to November 2014, we were the sponsor of these plans. In connection with the change in sponsorship, we transferred $308.2 million of assets to PFG and PFG assumed $282.2 million of liabilities from us. In addition, we were allocated $9.6 million from PFG related to the defined benefit pension plans after the change in sponsorship was effective. See Note 12, Employee and Agent Benefits, for further details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

3. Goodwill and Other Intangible Assets
Goodwill
The changes in the carrying amount of goodwill reported in our segments were as follows:

	Retirement	Principal	U.S.
	and Investor	Global	Insurance
	Services	Investors	Solutions	Consolidated

	(in millions)
Balance at January 1, 2013	$18.7	$223.4	$53.9	$296.0
Goodwill from acquisitions	—	—	2.5	2.5
Foreign currency	—	1.2	—	1.2
Balance at December 31, 2013	18.7	224.6	56.4	299.7
Foreign currency	—	(3.9)	—	(3.9)
Balance at December 31, 2014	$18.7	$220.7	$56.4	$295.8
Finite Lived Intangible Assets
Finite lived intangible assets that continue to be subject to amortization over a weighted average remaining expected life of 14 years were as follows:

	December 31,
	2014			2013
	Gross		Net	Gross		Net
	carrying	Accumulated	carrying	carrying	Accumulated	carrying
	value	amortization	value	value	amortization	value

	(in millions)
Total finite lived intangible assets	$77.4	$27.6	$49.8	$94.5	$37.1	$57.4
During 2014, 2013 and 2012, we fully amortized finite lived intangible assets of $15.8 million, $5.2 million and $5.0 million, respectively.
The amortization expense for intangible assets with finite useful lives was $6.7 million, $6.5 million and $6.3 million for 2014, 2013 and 2012, respectively. At December 31, 2014, the estimated amortization expense for the next five years is as follows (in millions):

Year ending December 31:
2015	$5.4
2016	5.4
2017	5.4
2018	5.2
2019	5.3
Indefinite Lived Intangible Assets
The net carrying amount of unamortized indefinite lived intangible assets was $94.5 million as of both December 31, 2014 and 2013. This represents our share of the purchase price from our parent’s 2006 acquisition of WM Advisors, Inc. related to investment management contracts that are not subject to amortization. We were allocated $99.9 million of the purchase price based on the fact that we will benefit from our parent’s acquisition, which also included $3.2 million related to goodwill and $2.2 million related to amortizable finite lived intangible assets that were subject to a three-year amortization period.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

4. Variable Interest Entities

We have relationships with and may have a variable interest in various types of special purpose entities. Following is a discussion of our interest in entities that meet the definition of a VIE. When we are the primary beneficiary, we are required to consolidate the entity in our financial statements. The primary beneficiary of a VIE is defined as the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the entity or the right to receive benefits from the entity that could potentially be significant to the VIE. For VIEs that are investment companies, the primary beneficiary is the enterprise who absorbs the majority of the entity’s expected losses, receives a majority of the expected residual returns or both. On an ongoing basis, we assess whether we are the primary beneficiary of VIEs in which we have a relationship.

Consolidated Variable Interest Entities

Grantor Trusts

We contributed undated subordinated floating rate notes to three grantor trusts. The trusts separated the cash flows by issuing an interest-only certificate and a residual certificate related to each note contributed. Each interest-only certificate entitles the holder to interest on the stated note for a specified term, while the residual certificate entitles the holder to interest payments subsequent to the term of the interest-only certificate and to all principal payments. We retained the interest-only certificates and the residual certificates were subsequently sold to third parties. We have determined these grantor trusts are VIEs due to insufficient equity to sustain them. We determined we are the primary beneficiary as a result of our contribution of securities into the trusts and our continuing interest in the trusts.

Collateralized Private Investment Vehicle

We invest in synthetic collateralized debt obligations, collateralized bond obligations, collateralized loan obligations and other collateralized structures, which are VIEs due to insufficient equity to sustain the entities (collectively known as “collateralized private investment vehicles”). The performance of the notes of these structures is primarily linked to a synthetic portfolio by derivatives; each note has a specific loss attachment and detachment point. The notes and related derivatives are collateralized by a pool of permitted investments. The investments are held by a trustee and can only be liquidated to settle obligations of the trusts. These obligations primarily include derivatives and the notes due at maturity or termination of the trusts. We determined we are the primary beneficiary for one of these entities because we act as the investment manager of the underlying portfolio and we have an ownership interest.

Commercial Mortgage-Backed Securities

We sold commercial mortgage loans to a real estate mortgage investment conduit trust. The trust issued various commercial mortgage-backed securities (“CMBS”) certificates using the cash flows of the underlying commercial mortgages it purchased. This is considered a VIE due to insufficient equity to sustain itself. We have determined we are the primary beneficiary as we retained the special servicing role for the assets within the trust as well as the ownership of the bond class that controls the unilateral kick out rights of the special servicer.

Real Estate

During the third quarter of 2014, we re-evaluated our consolidation conclusions for certain real estate limited partnerships and limited liability companies. We determined the entities were properly consolidated in the financial statements, but should have been consolidated under the VIE model as opposed to the voting interest model. As a result, we have included the consolidation impacts of these entities within the current and prior period VIE disclosures.

We invest in several real estate limited partnerships and limited liability companies. The entities invest in real estate properties. These entities are VIEs based on the combination of our significant economic interest and related voting rights. We determined we are the primary beneficiary as a result of our power to control the entities through our significant ownership.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

The carrying amounts of our consolidated VIE assets, which can only be used to settle obligations of consolidated VIEs, and liabilities of consolidated VIEs for which creditors do not have recourse are as follows:

		Collateralized
		private investment
	Grantor trusts	vehicle	CMBS	Real estate	Total

	(in millions)
December 31, 2014
Fixed maturities, available-for-sale	$278.2	$—	$—	$—	$278.2
Fixed maturities, trading	—	100.4	—	—	100.4
Real estate	—	—	—	284.9	284.9
Other investments	—	—	35.0	5.6	40.6
Cash	—	—	—	4.7	4.7
Accrued investment income	0.4	—	0.2	1.4	2.0
Other assets	—	—	—	0.3	0.3
Total assets	$278.6	100.4	35.2	$296.9	$711.1
Long-term debt	$—	$—	$—	$82.3	$82.3
Income taxes currently payable	—	—	—	10.6	10.6
Deferred income taxes	1.5	—	—	(0.4)	1.1
Other liabilities (1)	239.1	85.6	4.8	14.5	344.0
Total liabilities	$240.6	$85.6	$4.8	$107.0	$438.0
December 31, 2013
Fixed maturities, available-for-sale	$272.0	$—	$—	$—	$272.0
Fixed maturities, trading	—	110.4	—	—	110.4
Real estate	—	—	—	266.3	266.3
Other investments	—	—	68.1	—	68.1
Cash	—	—	—	12.0	12.0
Accrued investment income	0.3	—	0.5	1.1	1.9
Other assets	—	—	—	0.1	0.1
Total assets	$272.3	$110.4	$68.6	$279.5	$730.8
Long-term debt	$—	$—	$—	$47.7	47.7
Deferred income taxes	1.5	—	—	—	$1.5
Other liabilities (1)	217.2	93.8	31.4	20.0	362.4
Total liabilities	$218.7	$93.8	$31.4	$67.7	$411.6

(1)
Grantor trusts contain an embedded derivative of a forecasted transaction to deliver the underlying securities; the collateralized private investment vehicle includes derivative liabilities and an obligation to redeem notes at maturity or termination of the trust.

We did not provide financial or other support to investees designated as VIEs for the periods ended December 31, 2014 and 2013.
Unconsolidated Variable Interest Entities
Invested Securities
We hold a variable interest in a number of VIEs where we are not the primary beneficiary. Our investments in these VIEs are reported in fixed maturities, available-for-sale; fixed maturities, trading and other investments in the consolidated statements of financial position and are described below.
Unconsolidated VIEs include CMBS, residential mortgage-backed pass-through securities (“RMBS”) and other asset-backed securities (“ABS”). All of these entities were deemed VIEs because the equity within these entities is insufficient to sustain them. We determined we are not the primary beneficiary in the entities within these categories of investments. This determination was based primarily on the fact we do not own the class of security that controls the unilateral right to replace the special servicer or equivalent function.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

As previously discussed, we invest in several types of collateralized private investment vehicles, which are VIEs. These include cash and synthetic structures that we do not manage. We have determined we are not the primary beneficiary of these collateralized private investment vehicles primarily because we do not control the economic performance of the entities and were not involved with the design of the entities.
We have invested in various VIE trusts as a debt holder. All of these entities are classified as VIEs due to insufficient equity to sustain them. We have determined we are not the primary beneficiary primarily because we do not control the economic performance of the entities and were not involved with the design of the entities.
We have invested in partnerships and other funds, some of which are classified as VIEs. Some of these entities have returns in the form of income tax credits. These entities are classified as VIEs as the general partners do not have equity investments at risk in the entities. We have determined we are not the primary beneficiary because we are not the general partner, who makes all the significant decisions for the entities. Other limited partnerships and fund interests have returns from investment income. These entities are classified as VIEs as the decision makers do not have equity investments at risk in the entities. We have determined we are not the primary beneficiary because we do not make the significant decisions for the entities, or our variable interest does not absorb the majority of the variability of the entities’ net assets.
The carrying value and maximum loss exposure for our unconsolidated VIEs were as follows:

		Maximum exposure to
	Asset carrying value	loss (1)

	(in millions)
December 31, 2014
Fixed maturities, available-for-sale:
Corporate	$456.7	$353.3
Residential mortgage-backed pass-through securities	2,805.2	2,687.0
Commercial mortgage-backed securities	3,975.5	3,896.9
Collateralized debt obligations	504.1	521.2
Other debt obligations	4,616.4	4,583.4
Fixed maturities, trading:
Residential mortgage-backed pass-through securities	34.4	34.4
Commercial mortgage-backed securities	1.5	1.5
Collateralized debt obligations	39.4	39.4
Other debt obligations	0.2	0.2
Other investments:
Other limited partnership and fund interests	173.1	173.1

December 31, 2013
Fixed maturities, available-for-sale:
Corporate	$523.4	$448.2
Residential mortgage-backed pass-through securities	2,823.6	2,779.2
Commercial mortgage-backed securities	4,026.4	4,078.0
Collateralized debt obligations	363.4	391.9
Other debt obligations	4,167.8	4,157.5
Fixed maturities, trading:
Residential mortgage-backed pass-through securities	47.5	47.5
Commercial mortgage-backed securities	1.8	1.8
Collateralized debt obligations	59.6	59.6
Other debt obligations	1.2	1.2
Other investments:
Other limited partnership and fund interests	123.5	123.5

(1)
Our risk of loss is limited to our initial investment measured at amortized cost for fixed maturities, available-for-sale and other investments. Our risk of loss is limited to our investment measured at fair value for our fixed maturities, trading.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Sponsored Investment Funds

We provide asset management and other services to certain investment structures that are considered VIEs as we generally earn performance-based management fees. We are not the primary beneficiary of these entities as we do not have the obligation to absorb losses of the entities that could be potentially significant to the VIE or the right to receive benefits from these entities that could be potentially significant.
5. Investments

Fixed Maturities and Equity Securities

The amortized cost, gross unrealized gains and losses, other-than-temporary impairments in AOCI and fair value of fixed maturities and equity securities available-for-sale are summarized as follows:

					Other-than-
		Gross	Gross		temporary
	Amortized	unrealized	unrealized		impairments in
	cost	gains	losses	Fair value	AOCI (1)

	(in millions)
December 31, 2014
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,074.5	$39.1	$2.9	$1,110.7	$—
Non-U.S. governments	357.2	90.8	1.4	446.6	—
States and political subdivisions	3,891.0	289.3	4.1	4,176.2	—
Corporate	26,953.6	2,149.2	188.1	28,914.7	18.3
Residential mortgage-backed pass-through securities	2,687.0	124.5	6.3	2,805.2	—
Commercial mortgage-backed securities	3,896.9	141.5	62.9	3,975.5	88.9
Collateralized debt obligations	521.2	3.5	20.6	504.1	1.3
Other debt obligations	4,583.4	57.5	24.5	4,616.4	66.9
Total fixed maturities, available-for-sale	$43,964.8	$2,895.4	$310.8	$46,549.4	$175.4
Total equity securities, available-for-sale	$113.1	$5.6	$9.8	$108.9
December 31, 2013
Fixed maturities, available-for-sale:
U.S. government and agencies	$807.0	$12.7	$50.0	$769.7	$—
Non-U.S. governments	451.4	73.3	1.1	523.6	—
States and political subdivisions	3,597.0	120.8	85.4	3,632.4	—
Corporate	27,677.2	1,811.1	271.1	29,217.2	17.2
Residential mortgage-backed pass-through securities	2,779.2	91.1	46.7	2,823.6	—
Commercial mortgage-backed securities	4,078.0	170.6	222.2	4,026.4	183.4
Collateralized debt obligations	391.9	6.0	34.5	363.4	0.7
Other debt obligations	4,157.5	51.8	41.5	4,167.8	76.3
Total fixed maturities, available-for-sale	$43,939.2	$2,337.4	$752.5	$45,524.1	$277.6
Total equity securities, available-for-sale	$108.2	$7.7	$13.3	$102.6

(1)
Excludes $167.5 million and $148.6 million as of December 31, 2014 and December 31, 2013, respectively, of net unrealized gains on impaired fixed maturities, available-for-sale related to changes in fair value subsequent to the impairment date, which are included in gross unrealized gains and gross unrealized losses.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

The amortized cost and fair value of fixed maturities available-for-sale at December 31, 2014, by expected maturity, were as follows:

	Amortized cost	Fair value

	(in millions)
Due in one year or less	$2,597.2	$2,626.7
Due after one year through five years	12,782.3	13,303.7
Due after five years through ten years	7,582.6	8,025.4
Due after ten years	9,314.2	10,692.4
Subtotal	32,276.3	34,648.2
Mortgage-backed and other asset-backed securities	11,688.5	11,901.2
Total	$43,964.8	$46,549.4
Actual maturities may differ because borrowers may have the right to call or prepay obligations. Our portfolio is diversified by industry, issuer and asset class. Credit concentrations are managed to established limits.

Net Investment Income

Major categories of net investment income are summarized as follows:

	For the year ended December 31,
	2014	2013	2012

	(in millions)
Fixed maturities, available-for-sale	$2,017.0	$2,109.3	$2,228.5
Fixed maturities, trading	12.2	11.2	15.1
Equity securities, available-for-sale	5.4	6.9	8.3
Equity securities, trading	6.5	2.8	2.9
Mortgage loans	563.4	565.2	588.9
Real estate	103.2	60.7	70.6
Policy loans	43.8	43.5	47.1
Cash and cash equivalents	3.7	4.4	4.9
Derivatives	(87.9)	(115.2)	(129.8)
Other	71.1	67.2	54.5
Total	2,738.4	2,756.0	2,891.0
Investment expenses	(74.9)	(74.5)	(79.2)
Net investment income	$2,663.5	$2,681.5	$2,811.8

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Net Realized Capital Gains and Losses

	For the year ended December 31,
	2014	2013	2012

	(in millions)
Fixed maturities, available-for-sale:
Gross gains	$85.0	$37.9	$26.4
Gross losses	(40.7)	(115.2)	(143.9)
Other-than-temporary impairment losses reclassified
to (from) OCI	(102.2)	(22.0)	17.3
Hedging, net	(21.4)	(115.5)	(27.5)
Fixed maturities, trading	8.9	(5.2)	4.9
Equity securities, available-for-sale:
Gross gains	10.2	0.8	0.5
Gross losses	(0.3)	(0.3)	(0.9)
Equity securities, trading	10.8	22.4	26.3
Mortgage loans	(9.4)	(16.0)	(51.0)
Derivatives	60.4	(22.9)	(21.7)
Other	61.4	24.7	241.7
Net realized capital gains (losses)	$62.7	$(211.3)	$72.1
Proceeds from sales of investments (excluding call and maturity proceeds) in fixed maturities, available-for-sale were $2,068.9 million, $1,493.7 million and $1,119.3 million in 2014, 2013 and 2012, respectively.
Other-Than-Temporary Impairments
We have a process in place to identify fixed maturity and equity securities that could potentially have a credit impairment that is other than temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions and other similar factors. This process also involves monitoring late payments, pricing levels, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.
Each reporting period, all securities are reviewed to determine whether an other-than-temporary decline in value exists and whether losses should be recognized. We consider relevant facts and circumstances in evaluating whether a credit or interest-related impairment of a security is other than temporary. Relevant facts and circumstances considered include: (1) the extent and length of time the fair value has been below cost; (2) the reasons for the decline in value; (3) the financial position and access to capital of the issuer, including the current and future impact of any specific events; (4) for structured securities, the adequacy of the expected cash flows; (5) for fixed maturities, our intent to sell a security or whether it is more likely than not we will be required to sell the security before the recovery of its amortized cost which, in some cases, may extend to maturity and (6) for equity securities, our ability and intent to hold the security for a period of time that allows for the recovery in value. To the extent we determine that a security is deemed to be other than temporarily impaired, an impairment loss is recognized.
Impairment losses on equity securities are recognized in net income and are measured as the difference between amortized cost and fair value. The way in which impairment losses on fixed maturities are recognized in the financial statements is dependent on the facts and circumstances related to the specific security. If we intend to sell a security or it is more likely than not that we would be required to sell a security before the recovery of its amortized cost, we recognize an other-than-temporary impairment in net income for the difference between amortized cost and fair value. If we do not expect to recover the amortized cost basis, we do not plan to sell the security and if it is not more likely than not that we would be required to sell a security before the recovery of its amortized cost, the recognition of the other-than-temporary impairment is bifurcated. We recognize the credit loss portion in net income and the noncredit loss portion in OCI (“bifurcated OTTI”).

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Total other-than-temporary impairment losses, net of recoveries from the sale of previously impaired securities, were as follows:

	For the year ended December 31,
	2014	2013	2012

	(in millions)
Fixed maturities, available-for-sale	$18.5	$(89.5)	$(135.5)
Equity securities, available-for-sale	10.0	(0.3)	(0.4)
Total other-than-temporary impairment losses, net of recoveries from
the sale of previously impaired securities	28.5	(89.8)	(135.9)
Other-than-temporary impairment losses on fixed maturities,
available-for-sale reclassified to (from) OCI (1)	(102.2)	(22.0)	17.3
Net impairment losses on available-for-sale securities	$(73.7)	$(111.8)	$(118.6)

(1)
Represents the net impact of (a) gains resulting from reclassification of noncredit impairment losses for fixed maturities with bifurcated OTTI from net realized capital gains (losses) to OCI and (b) losses resulting from reclassification of previously recognized noncredit impairment losses from OCI to net realized capital gains (losses) for fixed maturities with bifurcated OTTI that had additional credit losses or fixed maturities that previously had bifurcated OTTI that have now been sold or are intended to be sold.

We estimate the amount of the credit loss component of a fixed maturity security impairment as the difference between amortized cost and the present value of the expected cash flows of the security. The present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security at the date of purchase or the current yield to accrete an asset-backed or floating rate security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. The ABS cash flow estimates are based on security specific facts and circumstances that may include collateral characteristics, expectations of delinquency and default rates, loss severity and prepayment speeds and structural support, including subordination and guarantees. The corporate security cash flow estimates are derived from scenario-based outcomes of expected corporate restructurings or liquidations using bond specific facts and circumstances including timing, security interests and loss severity.
The following table provides a rollforward of accumulated credit losses for fixed maturities with bifurcated credit losses. The purpose of the table is to provide detail of (1) additions to the bifurcated credit loss amounts recognized in net realized capital gains (losses) during the period and (2) decrements for previously recognized bifurcated credit losses where the loss is no longer bifurcated and/or there has been a positive change in expected cash flows or accretion of the bifurcated credit loss amount.

	For the year ended December 31,
	2014	2013	2012

	(in millions)
Beginning balance	$(235.4)	$(329.0)	$(428.0)
Credit losses for which an other-than-temporary impairment was
not previously recognized	(7.2)	(15.1)	(21.3)
Credit losses for which an other-than-temporary impairment was
previously recognized	(67.4)	(75.9)	(80.0)
Reduction for credit losses previously recognized on fixed maturities
now sold, paid down or intended to be sold	163.1	172.0	191.9
Net reduction for positive changes in cash flows expected
to be collected and amortization (1)	6.6	12.6	8.4
Ending balance	$(140.3)	$(235.4)	$(329.0)
(1) Amounts are recognized in net investment income.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Gross Unrealized Losses for Fixed Maturities and Equity Securities

For fixed maturities and equity securities available-for-sale with unrealized losses, including other-than-temporary impairment losses reported in OCI, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position are summarized as follows:

	December 31, 2014
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Fair	unrealized	Fair	unrealized	Fair	unrealized
	value	losses	value	losses	value	losses

	(in millions)
Fixed maturities, available-for-sale:
U.S. government and agencies	$200.3	$0.7	$95.0	$2.2	$295.3	$2.9
Non-U.S. governments	13.5	1.4	—	—	13.5	1.4
States and political subdivisions	208.1	0.7	210.5	3.4	418.6	4.1
Corporate	3,005.9	75.1	1,091.1	113.0	4,097.0	188.1
Residential mortgage-backed pass-
through securities	18.0	—	395.3	6.3	413.3	6.3
Commercial mortgage-backed
securities	375.3	3.0	395.0	59.9	770.3	62.9
Collateralized debt obligations	114.8	1.0	112.0	19.6	226.8	20.6
Other debt obligations	971.2	3.5	432.7	21.0	1,403.9	24.5
Total fixed maturities, available-for-sale	$4,907.1	$85.4	$2,731.6	$225.4	$7,638.7	$310.8
Total equity securities, available-for-sale	$10.0	$—	$36.0	$9.8	$46.0	$9.8
Our consolidated portfolio consists of fixed maturities where 80% were investment grade (rated AAA through BBB-) with an average price of 96 (carrying value/amortized cost) at December 31, 2014. Gross unrealized losses in our fixed maturities portfolio decreased during the year ended December 31, 2014, due primarily to a decrease in interest rates.
For those securities that had been in a continuous unrealized loss position for less than twelve months, our consolidated portfolio held 685 securities with a carrying value of $4,907.1 million and unrealized losses of $85.4 million reflecting an average price of 98 at December 31, 2014. Of this portfolio, 77% was investment grade (rated AAA through BBB-) at December 31, 2014, with associated unrealized losses of $44.4 million. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.
For those securities that had been in a continuous unrealized loss position greater than or equal to twelve months, our consolidated portfolio held 429 securities with a carrying value of $2,731.6 million and unrealized losses of $225.4 million. The average rating of this portfolio was A with an average price of 92 at December 31, 2014. Of the $225.4 million in unrealized losses, the commercial mortgage-backed securities sector accounts for $59.9 million in unrealized losses with an average price of 87 and an average credit rating of A-. The remaining unrealized losses consist primarily of $113.0 million within the corporate sector at December 31, 2014. The average price of the corporate sector was 91 and the average credit rating was BBB+. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.
Because we expected to recover our amortized cost, it was not our intent to sell the fixed maturity available-for-sale securities with unrealized losses and it was not more likely than not that we would be required to sell these securities before recovery of the amortized cost, which may be maturity, we did not consider these investments to be other-than-temporarily impaired at December 31, 2014.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

	December 31, 2013
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Fair	unrealized	Fair	unrealized	Fair	unrealized
	value	losses	value	losses	value	losses

	(in millions)
Fixed maturities, available-for-sale:
U.S. government and agencies	$517.2	$49.2	$9.2	$0.8	$526.4	$50.0
Non-U.S. governments	23.7	1.1	—	—	23.7	1.1
States and political subdivisions	1,319.0	75.0	46.1	10.4	1,365.1	85.4
Corporate	3,757.8	143.5	1,033.8	127.6	4,791.6	271.1
Residential mortgage-backed pass-
through securities	1,150.3	38.2	85.9	8.5	1,236.2	46.7
Commercial mortgage-backed
securities	683.7	15.3	495.6	206.9	1,179.3	222.2
Collateralized debt obligations	88.8	1.4	47.4	33.1	136.2	34.5
Other debt obligations	1,359.0	16.1	287.9	25.4	1,646.9	41.5
Total fixed maturities, available-for-sale	$8,899.5	$339.8	$2,005.9	$412.7	$10,905.4	$752.5
Total equity securities, available-for-sale	$16.7	$0.3	$48.3	$13.0	$65.0	$13.3

Our consolidated portfolio consists of fixed maturities where 87% were investment grade (rated AAA through BBB-) with an average price of 94 (carrying value/amortized cost) at December 31, 2013. Gross unrealized losses in our fixed maturities portfolio decreased slightly during the year ended December 31, 2013, due to spread improvements.

For those securities that had been in a continuous unrealized loss position for less than twelve months, our consolidated portfolio held 1,154 securities with a carrying value of $8,899.5 million and unrealized losses of $339.8 million reflecting an average price of 96 at December 31, 2013. Of this portfolio, 94% was investment grade (rated AAA through BBB-) at December 31, 2013, with associated unrealized losses of $325.9 million. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

For those securities that had been in a continuous unrealized loss position greater than or equal to twelve months, our consolidated portfolio held 359 securities with a carrying value of $2,005.9 million and unrealized losses of $412.7 million. The average rating of this portfolio was BBB- with an average price of 83 at December 31, 2013. Of the $412.7 million in unrealized losses, the commercial mortgage-backed securities sector accounts for $206.9 million in unrealized losses with an average price of 71 and an average credit rating of BB-. The remaining unrealized losses consist primarily of $127.6 million within the corporate sector at December 31, 2013. The average price of the corporate sector was 89 and the average credit rating was BBB+. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Because we expected to recover our amortized cost, it was not our intent to sell the fixed maturity available-for-sale securities with unrealized losses and it was not more likely than not that we would be required to sell these securities before recovery of the amortized cost, which may be maturity, we did not consider these investments to be other-than-temporarily impaired at December 31, 2013.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Net Unrealized Gains and Losses on Available-for-Sale Securities and Derivative Instruments

The net unrealized gains and losses on investments in fixed maturities available-for-sale, equity securities available-for-sale and derivative instruments in cash flow hedge relationships are reported as a separate component of stockholder’s equity. The cumulative amount of net unrealized gains and losses on available-for-sale securities and derivative instruments in cash flow hedge relationships net of adjustments related to DAC and related actuarial balances and applicable income taxes was as follows:

	December 31, 2014	December 31, 2013

	(in millions)
Net unrealized gains on fixed maturities, available-for-sale (1)	$2,712.3	$1,893.0
Noncredit component of impairment losses on fixed maturities, available-for-sale	(175.4)	(277.6)
Net unrealized losses on equity securities, available-for-sale	(4.2)	(5.6)
Adjustments for assumed changes in amortization patterns	(346.8)	(265.9)
Adjustments for assumed changes in policyholder liabilities	(849.3)	(498.0)
Net unrealized gains on derivative instruments	203.8	107.1
Net unrealized gains on equity method subsidiaries and noncontrolling interest
adjustments	42.9	45.6
Provision for deferred income taxes	(553.5)	(348.5)
Net unrealized gains on available-for-sale securities and derivative instruments	$1,029.8	$650.1

(1)	Excludes net unrealized gains (losses) on fixed maturities, available-for-sale included in fair value hedging relationships.
Mortgage Loans

Mortgage loans consist of commercial and residential mortgage loans. We evaluate risks inherent in our commercial mortgage loans in two classes: (1) brick and mortar property loans, including mezzanine loans, where we analyze the property's rent payments as support for the loan, and (2) credit tenant loans (“CTL”), where we rely on the credit analysis of the tenant for the repayment of the loan. We evaluate risks inherent in our residential mortgage loan portfolio in two classes: (1) home equity mortgages and (2) first lien mortgages. The carrying amount of our mortgage loan portfolio was as follows:

	December 31, 2014	December 31, 2013

	(in millions)
Commercial mortgage loans	$10,684.0	$10,282.5
Residential mortgage loans	536.4	605.7
Total amortized cost	11,220.4	10,888.2

Valuation allowance	(56.0)	(69.0)
Total carrying value	$11,164.4	$10,819.2

We periodically purchase mortgage loans as well as sell mortgage loans we have originated. We purchased $99.0 million, $44.9 million and $62.3 million of residential mortgage loans in 2014, 2013 and 2012, respectively. We sold $34.6 million, $0.0 million and $0.0 million of residential mortgage loans in 2014, 2013 and 2012, respectively. We purchased $57.3 million, $166.1 million and $149.1 million of commercial mortgage loans in 2014, 2013 and 2012, respectively. We sold $0.2 million, $13.0 million and $31.1 million of commercial mortgage loans in 2014, 2013 and 2012, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Our commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages on stabilized properties. Our commercial mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

	December 31, 2014		December 31, 2013

	Amortized	Percent	Amortized	Percent
	cost	of total	cost	of total

	(in millions)
Geographic distribution
New England	$528.0	4.9%	$528.5	5.1%
Middle Atlantic	2,951.0	27.7	2,489.0	24.1
East North Central	442.1	4.1	519.9	5.1
West North Central	233.3	2.2	302.9	2.9
South Atlantic	1,970.9	18.5	1,949.5	19.0
East South Central	197.4	1.8	192.8	1.9
West South Central	1,023.9	9.6	830.3	8.1
Mountain	772.0	7.2	747.1	7.3
Pacific	2,565.4	24.0	2,722.5	26.5
Total	$10,684.0	100.0%	$10,282.5	100.0%

Property type distribution
Office	$3,646.1	34.1%	$3,360.5	32.6%
Retail	2,512.1	23.5	2,668.5	26.0
Industrial	1,916.1	18.0	1,766.2	17.2
Apartments	2,200.5	20.6	1,911.2	18.6
Hotel	331.5	3.1	333.1	3.2
Mixed use/other	77.7	0.7	243.0	2.4
Total	$10,684.0	100.0%	$10,282.5	100.0%
Our residential mortgage loan portfolio is composed of home equity mortgages with an amortized cost of $283.5 million and $394.9 million and first lien mortgages with an amortized cost of $252.9 million and $210.8 million as of December 31, 2014 and December 31, 2013, respectively. Our residential home equity mortgages are generally second lien mortgages comprised of closed-end loans and lines of credit.

Mortgage Loan Credit Monitoring

Commercial Credit Risk Profile Based on Internal Rating

We actively monitor and manage our commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on a proprietary risk rating cash flow model, in order to monitor the financial quality of these assets. The model stresses expected cash flows at various levels and at different points in time depending on the durability of the income stream, which includes our assessment of factors such as location (macro and micro markets), tenant quality and lease expirations. Our internal rating analysis presents expected losses in terms of a Standard & Poor’s (“S&P”) bond equivalent rating. As the credit risk for commercial mortgage loans increases, we adjust our internal ratings downward with loans in the category “B+ and below” having the highest risk for credit loss. Internal ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list”.

Commercial mortgage loans that require more frequent and detailed attention than other loans in our portfolio are identified and placed on an internal “watch list”. Among the criteria that would indicate a potential problem are significant negative changes in ratios of loan to value or contract rents to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

The amortized cost of our commercial mortgage loan portfolio by credit risk, as determined by our internal rating system expressed in terms of an S&P bond equivalent rating, was as follows:

	December 31, 2014
	Brick and mortar	CTL	Total

	(in millions)
A- and above	$9,098.6	$168.8	$9,267.4
BBB+ thru BBB-	1,019.4	178.5	1,197.9
BB+ thru BB-	148.3	—	148.3
B+ and below	68.8	1.6	70.4
Total	$10,335.1	$348.9	$10,684.0

	December 31, 2013
	Brick and mortar	CTL	Total

	(in millions)
A- and above	$8,067.1	$194.5	$8,261.6
BBB+ thru BBB-	1,444.3	250.0	1,694.3
BB+ thru BB-	155.4	0.1	155.5
B+ and below	169.1	2.0	171.1
Total	$9,835.9	$446.6	$10,282.5

Residential Credit Risk Profile Based on Performance Status

Our residential mortgage loan portfolio is monitored based on performance of the loans. Monitoring on a residential mortgage loan increases when the loan is delinquent or earlier if there is an indication of impairment. We define non-performing residential mortgage loans as loans 90 days or greater delinquent or on non-accrual status.

The amortized cost of our performing and non-performing residential mortgage loans was as follows:

	December 31, 2014
	Home equity	First liens	Total

	(in millions)
Performing	$268.4	$247.6	$516.0
Nonperforming	15.0	5.4	20.4
Total	$283.4	$253.0	$536.4

	December 31, 2013
	Home equity	First liens	Total

	(in millions)
Performing	$378.3	$203.6	$581.9
Nonperforming	16.6	7.2	23.8
Total	$394.9	$210.8	$605.7
Non-Accrual Mortgage Loans
Commercial and residential mortgage loans are placed on non-accrual status if we have concern regarding the collectability of future payments or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of borrower or major tenant, decreased property cash flow for commercial mortgage loans or number of days past due and other circumstances for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. When a loan is placed on nonaccrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

The amortized cost of mortgage loans on non-accrual status was as follows:

	December 31, 2014	December 31, 2013

	(in millions)
Commercial:
Brick and mortar	$9.6	$33.2
Residential:
Home equity	15.0	16.6
First liens	5.4	7.2
Total	$30.0	$57.0

The aging of our mortgage loans, based on amortized cost, was as follows:

	December 31, 2014
			90 days or
	30-59 days	60-89 days	more past	Total past
	past due	past due	due	due	Current	Total loans

	(in millions)
Commercial-brick and mortar	$—	$4.5	$0.7	$5.2	$10,329.9	$10,335.1
Commercial-CTL	—	—	—	—	348.9	348.9
Residential-home equity	2.3	1.2	3.4	6.9	276.5	283.4
Residential-first liens	0.3	1.1	4.3	5.7	247.3	253.0
Total	$2.6	$6.8	$8.4	$17.8	$11,202.6	$11,220.4

	December 31, 2013
			90 days or
	30-59 days	60-89 days	more past	Total past
	past due	past due	due	due	Current	Total loans

	(in millions)
Commercial-brick and mortar	$—	$—	$16.7	$16.7	$9,819.2	$9,835.9
Commercial-CTL	—	—	—	—	446.6	446.6
Residential-home equity	4.4	1.0	3.0	8.4	386.5	394.9
Residential-first liens	1.2	0.3	5.6	7.1	203.7	210.8
Total	$5.6	$1.3	$25.3	$32.2	$10,856.0	$10,888.2
We did not have any mortgage loans that were 90 days or more past due and still accruing interest as of either December 31, 2014 or December 31, 2013.
Mortgage Loan Valuation Allowance
We establish a valuation allowance to provide for the risk of credit losses inherent in our portfolio. The valuation allowance includes loan specific reserves for loans that are deemed to be impaired as well as reserves for pools of loans with similar risk characteristics where a property risk or market specific risk has not been identified but for which we anticipate a loss may occur. Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that we will be unable to collect all amounts due according to contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established equal to the difference between the carrying amount of the mortgage loan and the estimated value reduced by the cost to sell. Estimated value is based on either the present value of the expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or fair value of the collateral. Subsequent changes in the estimated value are reflected in the valuation allowance. Amounts on loans deemed to be uncollectible are charged off and removed from the valuation allowance. The change in the valuation allowance provision is included in net realized capital gains (losses) on our consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

The valuation allowance is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks in the portfolio, adverse situations that may affect a borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, portfolio delinquency information, underwriting standards, peer group information, current economic conditions, loss experience and other relevant factors. The evaluation of our impaired loan component is subjective, as it requires the estimation of timing and amount of future cash flows expected to be received on impaired loans.

We review our commercial mortgage loan portfolio and analyze the need for a valuation allowance for any loan that is delinquent for 60 days or more, in process of foreclosure, restructured, on the internal “watch list” or that currently has a valuation allowance. In addition to establishing allowance levels for specifically identified impaired commercial mortgage loans, management determines an allowance for all other loans in the portfolio for which historical experience and current economic conditions indicate certain losses exist. These loans are segregated by risk rating level with an estimated loss ratio applied against each risk rating level. The loss ratio is generally based upon historic loss experience for each risk rating level as adjusted for certain current environmental factors management believes to be relevant.

For our residential mortgage loan portfolio, we separate the loans into several homogeneous pools, each of which consist of loans of a similar nature including but not limited to loans similar in collateral, term and structure and loan purpose or type. We evaluate loan pools based on aggregated risk ratings, estimated specific loss potential in the different classes of credits, and historical loss experience by pool type. We adjust these quantitative factors for qualitative factors of present conditions. Qualitative factors include items such as economic and business conditions, changes in the portfolio, value of underlying collateral and concentrations. Residential mortgage loan pools exclude loans that have been restructured or impaired, as those loans are evaluated individually.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014
A rollforward of our valuation allowance and ending balances of the allowance and loan balance by basis of impairment method was as follows:

	Commercial	Residential	Total
	(in millions)
For the year ended December 31, 2014
Beginning balance	$28.7	$40.3	$69.0
Provision	(0.9)	7.9	7.0
Charge-offs	(0.9)	(22.7)	(23.6)
Recoveries	—	3.6	3.6
Ending balance	$26.9	$29.1	$56.0
Allowance ending balance by basis of impairment method:
Individually evaluated for impairment	$2.4	$8.8	$11.2
Collectively evaluated for impairment	24.5	20.3	44.8
Allowance ending balance	$26.9	$29.1	$56.0
Loan balance by basis of impairment method:
Individually evaluated for impairment	$4.4	$26.4	$30.8
Collectively evaluated for impairment	10,679.6	510.0	11,189.6
Loan ending balance	$10,684.0	$536.4	$11,220.4

For the year ended December 31, 2013
Beginning balance	$51.8	$44.4	$96.2
Provision	4.1	11.1	15.2
Charge-offs	(28.0)	(18.3)	(46.3)
Recoveries	0.8	3.1	3.9
Ending balance	$28.7	$40.3	$69.0
Allowance ending balance by basis of impairment method:
Individually evaluated for impairment	$2.4	$9.8	$12.2
Collectively evaluated for impairment	26.3	30.5	56.8
Allowance ending balance	$28.7	$40.3	$69.0
Loan balance by basis of impairment method:
Individually evaluated for impairment	$4.4	$31.4	$35.8
Collectively evaluated for impairment	10,278.1	574.3	10,852.4
Loan ending balance	$10,282.5	$605.7	$10,888.2

For the year ended December 31, 2012
Beginning balance	$64.8	$36.0	$100.8
Provision	13.5	39.9	53.4
Charge-offs	(26.7)	(35.1)	(61.8)
Recoveries	0.2	3.6	3.8
Ending balance	$51.8	$44.4	$96.2
Allowance ending balance by basis of impairment method:
Individually evaluated for impairment	$2.4	$9.8	$12.2
Collectively evaluated for impairment	49.4	34.6	84.0
Allowance ending balance	$51.8	$44.4	$96.2
Loan balance by basis of impairment method:
Individually evaluated for impairment	$13.6	$37.5	$51.1
Collectively evaluated for impairment	10,205.9	664.6	10,870.5
Loan ending balance	$10,219.5	$702.1	$10,921.6
Impaired Mortgage Loans
Impaired mortgage loans are loans with a related specific valuation allowance, loans whose carrying amount has been reduced to the expected collectible amount because the impairment has been considered other than temporary or a loan modification has been classified as a troubled debt restructuring (“TDR”). Based on an assessment as to the collectability of the principal, a

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. Our recorded investment in and unpaid principal balance of impaired loans along with the related loan specific allowance for losses, if any, and the average recorded investment and interest income recognized during the time the loans were impaired were as follows:

	December 31, 2014
		Unpaid
	Recorded	principal	Related
	investment	balance	allowance

	(in millions)
With no related allowance recorded:
Commercial-brick and mortar	$5.2	$6.7	$—
Residential-first liens	3.4	3.4	—
With an allowance recorded:
Commercial-brick and mortar	4.4	4.4	2.4
Residential-home equity	16.5	17.1	8.2
Residential-first liens	6.4	6.4	0.6
Total:
Commercial	$9.6	$11.1	$2.4
Residential	$26.3	$26.9	$8.8

	December 31, 2013
		Unpaid
	Recorded	principal	Related
	investment	balance	allowance

	(in millions)
With no related allowance recorded:
Commercial-brick and mortar	$21.5	$32.7	$—
Residential-first liens	4.6	4.6	—
With an allowance recorded:
Commercial-brick and mortar	4.4	4.4	2.4
Residential-home equity	19.5	19.7	9.2
Residential-first liens	7.3	6.2	0.6
Total:
Commercial	$25.9	$37.1	$2.4
Residential	$31.4	$30.5	$9.8

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

	Average
	recorded	Interest income
	investment	recognized

	(in millions)
For the year ended December 31, 2014
With no related allowance recorded:
Commercial-brick and mortar	$13.4	$—
Residential-first liens	4.0	—
With an allowance recorded:
Commercial-brick and mortar	4.4	0.2
Residential-home equity	18.0	0.6
Residential-first liens	6.9	0.2
Total:
Commercial	$17.8	$0.2
Residential	$28.9	$0.8

For the year ended December 31, 2013
With no related allowance recorded:
Commercial-brick and mortar	$22.2	$0.2
Residential-first liens	7.2	—
With an allowance recorded:
Commercial-brick and mortar	4.4	0.3
Residential-home equity	20.2	1.1
Residential-first liens	7.1	0.2
Total:
Commercial	$26.6	$0.5
Residential	$34.5	$1.3

For the year ended December 31, 2012
With no related allowance recorded:
Commercial-brick and mortar	$11.4	$2.6
Residential-first liens	7.0	—
With an allowance recorded:
Commercial-brick and mortar	59.2	0.2
Residential-home equity	17.7	0.9
Residential-first liens	6.2	0.1
Total:
Commercial	$70.6	$2.8
Residential	$30.9	$1.0
Mortgage Loan Modifications
Our commercial and residential mortgage loan portfolios include loans that have been modified. We assess loan modifications on a case-by-case basis to evaluate whether a TDR has occurred. The commercial mortgage loan TDRs were modified to delay or reduce principal payments and to increase, reduce or delay interest payments. For these TDR assessments, we have determined the loan rates are now considered below market based on current circumstances. The commercial mortgage loan modifications resulted in delayed cash receipts and a decrease in interest income. The residential mortgage loan TDRs include modifications of interest-only payment periods, delays in principal balloon payments, and interest rate reductions. Residential mortgage loan modifications resulted in delayed or decreased cash receipts and a decrease in interest income.
The following table includes information about outstanding loans that were modified and met the criteria of a TDR during the periods indicated. In addition, the table includes information for loans that were modified and met the criteria of a TDR within the past twelve months that were in payment default during the periods indicated:

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

	For the year ended December 31, 2014
	TDRs		TDRs in payment default

	Number of	Recorded	Number of	Recorded
	contracts	investment	contracts	investment

		(in millions)		(in millions)
Commercial-brick and mortar	2	$5.1	1	$0.7
Residential-home equity	75	3.0	3	—
Residential-first liens	1	0.1	—	—
Total	78	$8.2	4	$0.7

	For the year ended December 31, 2013
	TDRs		TDRs in payment default

	Number of	Recorded	Number of	Recorded
	contracts	investment	contracts	investment

		(in millions)		(in millions)
Commercial-brick and mortar	2	$0.9	—	$—
Residential-home equity	69	3.8	19	—
Residential-first liens	3	0.6	1	0.3
Total	74	$5.3	20	$0.3

	For the year ended December 31, 2012
	TDRs		TDRs in payment default

	Number of	Recorded	Number of	Recorded
	contracts	investment	contracts	investment

		(in millions)		(in millions)
Commercial-brick and mortar	2	$18.0	1	$13.7
Residential-home equity	324	15.0	12	—
Residential-first liens	12	2.1	—	—
Total	338	$35.1	13	$13.7

Commercial mortgage loans that have been designated as a TDR have been previously reserved in the mortgage loan valuation allowance to the estimated fair value of the underlying collateral reduced by the cost to sell.

Residential mortgage loans that have been designated as a TDR are specifically reserved for in the mortgage loan valuation allowance if losses result from the modification. Residential mortgage loans that have defaulted or have been discharged through bankruptcy are reduced to the expected collectible amount.

Real Estate

Depreciation expense on invested real estate was $46.4 million, $44.4 million and $45.1 million in 2014, 2013 and 2012, respectively. Accumulated depreciation was $387.8 million and $364.8 million as of December 31, 2014 and 2013, respectively.

Other Investments

Other investments include interests in unconsolidated entities, joint ventures and partnerships and properties owned jointly with venture partners and operated by the partners. Such investments are generally accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees in net investment income. Summarized financial information for these unconsolidated entities was as follows:

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

		December 31,
		2014	2013

		(in millions)

Total assets		$14,066.7	$7,985.3
Total liabilities		3,773.7	2,781.1
Total equity		$10,293.0	$5,204.2
Net investment in unconsolidated entities		$521.6	$384.3

	For the year ended December 31,

	2014	2013	2012

	(in millions)
Total revenues	$1,485.2	$773.7	$794.5
Net income	747.3	368.3	380.5
Our share of net income of unconsolidated entities	52.9	43.9	31.5
Derivative assets are carried at fair value and reported as a component of other investments. Certain seed money investments are also carried at fair value and reported as a component of other investments, with changes in fair value included in net realized capital gains (losses) on our consolidated statements of operations.
Securities Posted as Collateral
We posted $1,439.9 million in fixed maturities, available-for-sale securities at December 31, 2014, to satisfy collateral requirements primarily associated with a reinsurance arrangement, our derivative credit support annex (collateral) agreements, Futures Commission Merchant (“FCM”) agreements, a lending arrangement and our obligation under funding agreements with the Federal Home Loan Bank of Des Moines (“FHLB Des Moines”). In addition, we posted $2,408.2 million in commercial mortgage loans and home equity mortgages as of December 31, 2014, to satisfy collateral requirements associated with our obligation under funding agreements with the FHLB Des Moines. Since we did not relinquish ownership rights on these instruments, they are reported as fixed maturities, available-for-sale and mortgage loans, respectively, on our consolidated statements of financial position. Of the securities posted as collateral, $139.7 million can be sold or repledged by the secured party.
Balance Sheet Offsetting
Financial assets subject to master netting agreements or similar agreements were as follows:

		Gross amounts not offset in the
		consolidated statements
		of financial position
	Gross amount
	of recognized	Financial	Collateral
	assets (1)	instruments (2)	received	Net amount

	(in millions)
December 31, 2014
Derivative assets	$650.8	$(478.9)	$(159.4)	$12.5
December 31, 2013
Derivative assets	$651.1	$(576.9)	$(70.6)	$3.6

(1)
The gross amount of recognized derivative assets is reported with other investments on the consolidated statements of financial position. The gross amount of derivative assets is not netted against offsetting liabilities for presentation on the consolidated statements of financial position.

(2)
Represents amount of offsetting derivative liabilities that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative assets for presentation on the consolidated statements of financial position.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Financial liabilities subject to master netting agreements or similar agreements were as follows:

		Gross amounts not offset in the
		consolidated statements
		of financial position
	Gross amount
	of recognized	Financial	Collateral
	liabilities (1)	instruments (2)	pledged	Net amount

	(in millions)
December 31, 2014
Derivative liabilities	$763.8	$(478.9)	$(220.6)	$64.3
December 31, 2013
Derivative liabilities	$1,017.3	$(576.9)	$(362.1)	$78.3

(1)
The gross amount of recognized derivative liabilities are reported with other liabilities on the consolidated statements of financial position. The above excludes $395.0 million and $207.7 million of derivative liabilities as of December 31, 2014 and December 31, 2013, respectively, which are primarily embedded derivatives that are not subject to master netting agreements or similar agreements. The gross amounts of derivative liabilities are not netted against offsetting assets for presentation on the consolidated statements of financial position.

(2)
Represents amount of offsetting derivative assets that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative liabilities for presentation on the consolidated statements of financial position.

The financial instruments that are subject to master netting agreements or similar agreements include right of setoff provisions. Derivative instruments include provisions to setoff positions covered under the agreements with the same counterparties and provisions to setoff positions outside of the agreements with the same counterparties in the event of default by one of the parties. Derivative instruments also include collateral provisions. Collateral received and pledged is generally settled daily with each counterparty. See Note 6, Derivative Financial Instruments, for further details.

Repurchase and reverse repurchase agreements include provisions to setoff other repurchase and reverse repurchase balances with the same counterparty. Repurchase and reverse repurchase agreements also include collateral provisions with the counterparties. For reverse repurchase agreements we require the counterparties to pledge collateral with a value greater than the amount of cash transferred. We have the right but do not sell or repledge collateral received in reverse repurchase agreements. Repurchase agreements are structured as secured borrowings for all counterparties. We pledge fixed maturities available-for-sale, which the counterparties have the right to sell or repledge. Interest incurred on repurchase agreements is reported as part of operating expense on the consolidated statements of operations. Net proceeds related to repurchase agreements are reported as a component of financing activities on the consolidated statements of cash flows. We did not have any outstanding repurchase or reverse repurchase agreements as of December 31, 2014 and December 31, 2013.
6. Derivative Financial Instruments
Derivatives are generally used to hedge or reduce exposure to market risks associated with assets held or expected to be purchased or sold and liabilities incurred or expected to be incurred. Derivatives are used to change the characteristics of our asset/liability mix consistent with our risk management activities. Derivatives are also used in asset replication strategies.
Types of Derivative Instruments
Interest Rate Contracts
Interest rate risk is the risk we will incur economic losses due to adverse changes in interest rates. Sources of interest rate risk include the difference between the maturity and interest rate changes of assets with the liabilities they support, timing differences between the pricing of liabilities and the purchase or procurement of assets and changing cash flow profiles from original projections due to prepayment options embedded within asset and liability contracts. We use various derivatives to manage our exposure to fluctuations in interest rates.
Interest rate swaps are contracts in which we agree with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts based upon designated market rates or rate indices and an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by any party. Cash

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

is paid or received based on the terms of the swap. We use interest rate swaps primarily to more closely match the interest rate characteristics of assets and liabilities and to mitigate the risks arising from timing mismatches between assets and liabilities (including duration mismatches). We also use interest rate swaps to hedge against changes in the value of assets we anticipate acquiring and other anticipated transactions and commitments. Interest rate swaps are used to hedge against changes in the value of the guaranteed minimum withdrawal benefit (“GMWB”) liability. The GMWB rider on our variable annuity products provides for guaranteed minimum withdrawal benefits regardless of the actual performance of various equity and/or fixed income funds available with the product.

Interest rate options, including interest rate caps and interest rate floors, which can be combined to form interest rate collars, are contracts that entitle the purchaser to pay or receive the amounts, if any, by which a specified market rate exceeds a cap strike interest rate, or falls below a floor strike interest rate, respectively, at specified dates. We use interest rate collars to manage interest rate risk related to guaranteed minimum interest rate liabilities in our individual annuities contracts and lapse risk associated with higher interest rates.

A swaption is an option to enter into an interest rate swap at a future date. We purchase swaptions to offset or modify existing exposures. Swaptions provide us the benefit of the agreed-upon strike rate if the market rates for liabilities are higher, with the flexibility to enter into the current market rate swap if the market rates for liabilities are lower. Swaptions not only hedge against the downside risk, but also allow us to take advantage of any upside benefits.

In exchange‑traded futures transactions, we agree to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. We enter into exchange‑traded futures with regulated futures commissions merchants who are members of a trading exchange. We have used exchange‑traded futures to reduce market risks from changes in interest rates and to alter mismatches between the assets in a portfolio and the liabilities supported by those assets.

Foreign Exchange Contracts

Foreign currency risk is the risk we will incur economic losses due to adverse fluctuations in foreign currency exchange rates. This risk arises from foreign currency-denominated funding agreements we issue and foreign currency-denominated fixed maturities we invest in. We use currency swaps to manage our exposure to foreign currency exchange rates.

Currency swaps are contracts in which we agree with other parties to exchange, at specified intervals, a series of principal and interest payments in one currency for that of another currency. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. The interest payments are primarily fixed-to-fixed rate; however, they may also be fixed-to-floating rate or floating-to-fixed rate. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date. We use currency swaps to reduce market risks from changes in currency exchange rates with respect to investments or liabilities denominated in foreign currencies that we either hold or intend to acquire or sell.

Equity Contracts

Equity risk is the risk that we will incur economic losses due to adverse fluctuations in common stock. We use various derivatives to manage our exposure to equity risk, which arises from products in which the interest we credit is tied to an external equity index as well as products subject to minimum contractual guarantees.

We purchase equity call spreads to hedge the equity participation rates promised to contractholders in conjunction with our fixed deferred annuity and universal life products that credit interest based on changes in an external equity index. We use exchange-traded futures and equity put options to hedge against changes in the value of the GMWB liability related to the GMWB rider on our variable annuity product, as previously explained. The premium associated with certain options is paid quarterly over the life of the option contract.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Credit Contracts
Credit risk relates to the uncertainty associated with the continued ability of a given obligor to make timely payments of principal and interest. We use credit default swaps to enhance the return on our investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. They are also used to hedge credit exposures in our investment portfolio. Credit derivatives are used to sell or buy credit protection on an identified name or names on an unfunded or synthetic basis in return for receiving or paying a quarterly premium. The premium generally corresponds to a referenced name's credit spread at the time the agreement is executed. In cases where we sell protection, we also buy a quality cash bond to match against the credit default swap, thereby entering into a synthetic transaction replicating a cash security. When selling protection, if there is an event of default by the referenced name, as defined by the agreement, we are obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced security in a principal amount equal to the notional value of the credit default swap.
Total return swaps are contracts in which we agree with other parties to exchange, at specified intervals, an amount determined by the difference between the previous price and the current price of a reference asset based upon an agreed upon notional principal amount plus an additional amount determined by the financing spread.  We currently use futures traded on an exchange (“exchange traded”) and total return swaps referencing equity indices to hedge our portfolio from potential credit losses related to systemic events.
Other Contracts
Embedded Derivatives. We purchase or issue certain financial instruments or products that contain a derivative instrument that is embedded in the financial instrument or product. When it is determined that the embedded derivative possesses economic characteristics that are not clearly or closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host instrument for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated statements of financial position, is carried at fair value.
We have investment-type insurance contracts in which the return is tied to a leveraged inflation index. In addition, we had an investment-type insurance contract in which the return was tied to an external equity index. We economically hedge the risk associated with these investment-type insurance contracts.
We offer group annuity contracts that have guaranteed separate accounts as an investment option.
We have structured investment relationships with trusts we have determined to be VIEs, which are consolidated in our financial statements. The notes issued by these trusts include obligations to deliver an underlying security to residual interest holders and the obligations contain an embedded derivative of the forecasted transaction to deliver the underlying security.
We have fixed deferred annuities and universal life contracts that credit interest based on changes in an external equity index. We also have certain variable annuity products with a GMWB rider, which allows the customer to make withdrawals of a specified annual amount, either for a fixed number of years or for the lifetime of the customer, even if the account value is fully exhausted. Declines in the equity markets may increase our exposure to benefits under contracts with the GMWB. We economically hedge the exposure in these contracts, as previously explained.
Exposure
Our risk of loss is typically limited to the fair value of our derivative instruments and not to the notional or contractual amounts of these derivatives. We are also exposed to credit losses in the event of nonperformance of the counterparties. Our current credit exposure is limited to the value of derivatives that have become favorable to us. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings and by establishing and monitoring exposure limits. We also utilize various credit enhancements, including collateral and credit triggers to reduce the credit exposure to our derivative instruments.
Derivatives may be exchange-traded or they may be privately negotiated contracts, which are usually referred to as over-the-counter (“OTC”) derivatives. Certain of our OTC derivatives are cleared and settled through central clearing counterparties (“OTC cleared”), while others are bilateral contracts between two counterparties (“bilateral OTC”). Our derivative transactions are generally documented under International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements. Management believes that such agreements provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Under such agreements, in connection with an early termination of a transaction, we are permitted to set off our receivable from a counterparty

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

against our payables to the same counterparty arising out of all included transactions. For reporting purposes, we do not offset fair value amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral against fair value amounts recognized for derivative instruments executed with the same counterparties under master netting agreements.

We posted $271.6 million and $393.1 million in cash and securities under collateral arrangements as of December 31, 2014 and December 31, 2013, respectively, to satisfy collateral requirements associated with our derivative credit support agreements and FCM agreements. These amounts include initial margin requirements.

Certain of our derivative instruments contain provisions that require us to maintain an investment grade rating from each of the major credit rating agencies on our debt. If the ratings on our debt were to fall below investment grade, it would be in violation of these provisions and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments in net liability positions. The aggregate fair value, inclusive of accrued interest, of all derivative instruments with credit-risk-related contingent features that were in a liability position without regard to netting under derivative credit support annex agreements as of December 31, 2014 and December 31, 2013, was $656.2 million and $1,042.9 million, respectively. Cleared derivatives have contingent features that require us to post excess margin as required by the FCM. The terms surrounding excess margin vary by FCM agreement. With respect to derivatives containing collateral triggers, we posted collateral and initial margin of $271.6 million and $393.1 million as of December 31, 2014 and December 31, 2013, respectively, in the normal course of business, which reflects netting under derivative agreements. If the credit-risk-related contingent features underlying these agreements were triggered on December 31, 2014, we would be required to post an additional $67.7 million of collateral to our counterparties.

As of December 31, 2014 and December 31, 2013, we had received $138.7 million and $21.0 million, respectively, of cash collateral associated with our derivative credit support annex agreements and FCM agreements, for which we recorded a corresponding liability reflecting our obligation to return the collateral.

Notional amounts are used to express the extent of our involvement in derivative transactions and represent a standard measurement of the volume of our derivative activity. Notional amounts represent those amounts used to calculate contractual flows to be exchanged and are not paid or received, except for contracts such as currency swaps. Credit exposure represents the gross amount owed to us under derivative contracts as of the valuation date. The notional amounts and credit exposure of our derivative financial instruments by type were as follows:

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

	December 31, 2014	December 31, 2013

	(in millions)
Notional amounts of derivative instruments
Interest rate contracts:
Interest rate swaps	$19,182.6	$20,570.8
Interest rate options	4,900.0	4,100.0
Swaptions	260.0	325.0
Interest rate futures	147.5	92.5
Foreign exchange contracts:
Currency swaps	1,835.1	2,247.1
Equity contracts:
Equity options	3,293.4	2,010.4
Equity futures	498.1	273.3
Credit contracts:
Credit default swaps	1,234.5	1,153.2
Total return swaps	90.0	90.0
Futures	10.4	9.1
Other contracts:
Embedded derivatives	8,646.8	7,036.0
Total notional amounts at end of period	$40,098.4	$37,907.4

Credit exposure of derivative instruments
Interest rate contracts:
Interest rate swaps	$510.8	$435.5
Interest rate options	41.0	42.5
Swaptions	—	1.0
Foreign exchange contracts:
Currency swaps	87.6	187.5
Equity contracts:
Equity options	30.2	30.0
Credit contracts:
Credit default swaps	13.3	9.5
Total return swaps	—	0.1
Total gross credit exposure	682.9	706.1
Less: collateral received	173.9	104.5
Net credit exposure	$509.0	$601.6

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

The fair value of our derivative instruments classified as assets and liabilities was as follows:

	Derivative assets (1)		Derivative liabilities (2)
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

	(in millions)
Derivatives designated as hedging
instruments
Interest rate contracts	$8.8	$0.1	$193.9	$285.4
Foreign exchange contracts	80.0	121.6	69.1	51.2
Total derivatives designated as hedging
instruments	$88.8	$121.7	$263.0	$336.6

Derivatives not designated as hedging
instruments
Interest rate contracts	$508.6	$452.2	$321.5	$489.6
Foreign exchange contracts	9.9	37.6	12.0	10.6
Equity contracts	30.2	30.0	131.7	145.0
Credit contracts	13.3	9.6	35.6	35.5
Other contracts	—	—	395.0	207.7
Total derivatives not designated as hedging
instruments	562.0	529.4	895.8	888.4

Total derivative instruments	$650.8	$651.1	$1,158.8	$1,225.0
(1) The fair value of derivative assets is reported with other investments on the consolidated statements of financial position.
(2) The fair value of derivative liabilities is reported with other liabilities on the consolidated statements of financial position, with the exception of certain embedded derivative liabilities. Embedded derivative (assets) liabilities with a fair value of $155.9 million and $(9.5) million as of December 31, 2014 and December 31, 2013, respectively, are reported with contractholder funds on the consolidated statements of financial position.
Credit Derivatives Sold
When we sell credit protection, we are exposed to the underlying credit risk similar to purchasing a fixed maturity security instrument. The majority of our credit derivative contracts sold reference a single name or reference security (referred to as “single name credit default swaps”). The remainder of our credit derivatives reference either a basket or index of securities. These instruments are either referenced in an over-the-counter credit derivative transaction, or embedded within an investment structure that has been fully consolidated into our financial statements.
These credit derivative transactions are subject to events of default defined within the terms of the contract, which normally consist of bankruptcy, failure to pay, or modified restructuring of the reference entity and/or issue. If a default event occurs for a reference name or security, we are obligated to pay the counterparty an amount equal to the notional amount of the credit derivative transaction. As a result, our maximum future payment is equal to the notional amount of the credit derivative. In certain cases, we also have purchased credit protection with identical underlyings to certain of our sold protection transactions. The effect of this purchased protection would reduce our total maximum future payments by $10.0 million as of December 31, 2014 and $44.9 million as of December 31, 2013. These purchased credit derivative transactions had a net asset (liability) fair value of $(0.1) million as of December 31, 2014 and $(0.5) million as of December 31, 2013. In certain circumstances, our potential loss could also be reduced by any amount recovered in the default proceedings of the underlying credit name.
We purchased an investment structure with embedded credit features that is fully consolidated into our financial statements. This consolidation results in recognition of the underlying credit derivatives and collateral within the structure, typically high quality fixed maturities that are owned by a special purpose vehicle. These credit derivatives reference several names in a basket structure. In the event of default, the collateral within the structure would typically be liquidated to pay the claims of the credit derivative counterparty.
The following tables show our credit default swap protection sold by types of contract, types of referenced/underlying asset class and external agency rating for the underlying reference security. The maximum future payments are undiscounted and have not been reduced by the effect of any offsetting transactions, collateral or recourse features described above.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

	December 31, 2014
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)

	(in millions)
Single name credit default swaps
Corporate debt
AAA	$30.0	$1.0	$30.0	4.2
AA	79.0	1.6	79.0	3.3
A	254.5	3.3	254.5	2.8
BBB	345.0	1.2	345.0	3.6
BB	10.0	0.9	10.0	5.0
Government/municipalities
AA	30.0	0.6	30.0	4.3
Sovereign
AA	10.0	0.1	10.0	4.7
BBB	40.0	(0.1)	40.0	4.7
Total single name credit default swaps	798.5	8.6	798.5	3.5

Basket and index credit default swaps
Corporate debt
Near default (1)	100.4	(19.1)	100.4	2.2
Government/municipalities
AA	30.0	(1.8)	30.0	2.7
Structured finance
BBB	16.9	0.1	16.9	3.5
Total basket and index credit default swaps	147.3	(20.8)	147.3	2.5
Total credit default swap protection sold	$945.8	$(12.2)	$945.8	3.3

	December 31, 2013
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)

	(in millions)
Single name credit default swaps
Corporate debt
AAA	$10.0	$0.3	$10.0	4.7
AA	84.0	1.8	84.0	4.0
A	294.5	4.2	294.5	4.0
BBB	265.0	(1.2)	265.0	3.9
Total single name credit default swaps	653.5	5.1	653.5	4.0

Basket and index credit default swaps
Corporate debt
Near default (1)	110.4	(19.9)	110.4	3.2
Government/municipalities
AA	30.0	(3.5)	30.0	3.7
Structured finance
BBB	25.0	(0.9)	25.0	3.5
Total basket and index credit default swaps	165.4	(24.3)	165.4	3.4
Total credit default swap protection sold	$818.9	$(19.2)	$818.9	3.9

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

(1)
Includes $78.0 million and $88.0 million as of December 31, 2014 and December 31, 2013, respectively, notional of derivatives in consolidated collateralized private investment vehicle VIEs where the credit risk is borne by third party investors.

We also have invested in fixed maturities classified as available-for-sale that contain credit default swaps that do not require bifurcation and fixed maturities classified as trading that contain credit default swaps. These securities are subject to the credit risk of the issuer, normally a special purpose vehicle, which consists of the underlying credit default swaps and high quality fixed maturities that serve as collateral. A default event occurs if the cumulative losses exceed a specified attachment point, which is typically not the first loss of the portfolio. If a default event occurs that exceeds the specified attachment point, our investment may not be fully returned. We would have no future potential payments under these investments. The following tables show, by the types of referenced/underlying asset class and external rating, our fixed maturities with embedded credit derivatives.

	December 31, 2014
			Weighted
			average
	Amortized	Carrying	expected life
	cost	value	(in years)

	(in millions)
Corporate debt
A	$24.1	$24.1	2.0
Total corporate debt	24.1	24.1	2.0

Structured finance
A	56.1	56.1	1.5
BB	5.8	5.8	2.7
CCC	9.5	9.5	4.7
Total structured finance	71.4	71.4	2.1
Total fixed maturities with credit derivatives	$95.5	$95.5	2.0

	December 31, 2013
			Weighted
			average
	Amortized	Carrying	expected life
	cost	value	(in years)

	(in millions)
Corporate debt
BBB	$23.4	$23.4	3.0
Total corporate debt	23.4	23.4	3.0

Structured finance
A	18.1	16.7	4.8
BB	5.5	5.5	3.3
B	4.1	4.1	3.1
CCC	23.5	23.5	4.8
Total structured finance	51.2	49.8	4.5
Total fixed maturities with credit derivatives	$74.6	$73.2	4.0
Fair Value Hedges
We use fixed-to-floating rate interest rate swaps to more closely align the interest rate characteristics of certain assets and liabilities. In general, these swaps are used in asset and liability management to modify duration, which is a measure of sensitivity to interest rate changes.
We enter into currency exchange swap agreements to convert certain foreign denominated assets and liabilities into U.S. dollar floating-rate denominated instruments to eliminate the exposure to future currency volatility on those items.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

The net interest effect of interest rate swap and currency swap transactions for derivatives in fair value hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.

Hedge effectiveness testing for fair value relationships is performed utilizing a regression analysis approach for both prospective and retrospective evaluations. This regression analysis will consider multiple data points for the assessment that the hedge continues to be highly effective in achieving offsetting changes in fair value. In certain periods, the comparison of the change in value of the derivative and the change in the value of the hedged item may not be offsetting at a specific period in time due to small movements in value. However, any amounts recorded as fair value hedges have shown to be highly effective in achieving offsetting changes in fair value both for present and future periods.

The following table shows the effect of derivatives in fair value hedging relationships and the related hedged items on the consolidated statements of operations. All gains or losses on derivatives were included in the assessment of hedge effectiveness.

	Amount of gain (loss)				Amount of gain (loss)
	recognized in net income on				recognized in net income on
	derivatives for the year			Hedged items in fair	related hedged item for the year ended
Derivatives in fair value	ended December 31, (1)			fair value hedging	December 31, (1)

hedging relationships	2014	2013	2012	relationships	2014	2013	2012

	(in millions)				(in millions)
				Fixed maturities,
Interest rate contracts	$25.4	$139.5	$38.6	available-for-sale	$(27.7)	$(133.3)	$(34.1)
				Investment-type
Interest rate contracts	2.0	(0.7)	—	insurance contracts	(1.9)	0.2	—
Foreign exchange				Fixed maturities,
contracts	5.5	(0.2)	0.7	available-for-sale	(5.4)	0.4	0.4
Foreign exchange				Investment-type
contracts	0.2	(36.7)	9.3	insurance contracts	(0.2)	36.5	(12.6)
Total	$33.1	$101.9	$48.6	Total	$(35.2)	$(96.2)	$(46.3)

(1)
The gain (loss) on both derivatives and hedged items in fair value relationships is reported in net realized capital gains (losses) on the consolidated statements of operations. The net amount represents the ineffective portion of our fair value hedges.

The following table shows the periodic settlements on interest rate contracts and foreign exchange contracts in fair value hedging relationships.

	Amount of gain (loss) for the year
	ended December 31,

Hedged Item	2014	2013	2012

	(in millions)
Fixed maturities, available-for-sale (1)	$(93.0)	$(120.7)	$(134.3)
Investment-type insurance contracts (2)	4.3	33.2	37.1
(1) Reported in net investment income on the consolidated statements of operations.
(2) Reported in benefits, claims and settlement expenses on the consolidated statements of operations.
Cash Flow Hedges
We utilize floating-to-fixed rate interest rate swaps to eliminate the variability in cash flows of recognized financial assets and liabilities and forecasted transactions.
We enter into currency exchange swap agreements to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed-rate instruments to eliminate the exposure to future currency volatility on those items.
The net interest effect of interest rate swap and currency swap transactions for derivatives in cash flow hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

The maximum length of time we are hedging our exposure to the variability in future cash flows for forecasted transactions, excluding those related to the payments of variable interest on existing financial assets and liabilities, is 5.5 years. At December 31, 2014, we had $67.1 million of net gains reported in AOCI on the consolidated statements of financial position related to active hedges of forecasted transactions. If a hedged forecasted transaction is no longer probable of occurring, cash flow hedge accounting is discontinued. If it is probable that the hedged forecasted transaction will not occur, the deferred gain or loss is immediately reclassified from AOCI into net income. We reclassified $0.0 million and $0.2 million from AOCI into net realized capital gains (losses) as a result of the determination that hedged cash flows were probable of not occurring during the years ended December 31, 2014 and 2013, respectively.
The following table shows the effect of derivatives in cash flow hedging relationships on the consolidated statements of operations and consolidated statements of financial position. All gains or losses on derivatives were included in the assessment of hedge effectiveness.

		Amount of gain (loss)				Amount of gain (loss)
		recognized in AOCI on				reclassified from AOCI on
Derivatives in		derivatives (effective portion)			Location of gain (loss)	derivatives (effective portion)
cash flow		for the year ended			reclassified from	for the year ended
hedging	Related	December 31,			AOCI into net income	December 31,

relationships	hedged item	2014	2013	2012	(effective portion)	2014	2013	2012

		(in millions)				(in millions)
Interest rate	Fixed maturities,				Net investment
contracts	available-for-sale	$29.0	$(80.5)	$16.2	income	$13.8	$11.7	$8.9
Interest rate	Investment-type				Benefits, claims and
contracts	insurance contracts	2.0	2.5	2.5	settlement expenses	—	—	—
Foreign exchange	Fixed maturities,				Net realized capital
contracts	available-for-sale	68.7	(0.9)	(27.9)	losses	(10.2)	(16.7)	(6.4)
Foreign exchange	Investment-type				Benefits, claims and
contracts	insurance contracts	7.2	5.0	7.6	settlement expenses	—	—	—
Total		$106.9	$(73.9)	$(1.6)	Total	$3.6	$(5.0)	$2.5
The following table shows the periodic settlements on interest rate contracts and foreign exchange contracts in cash flow hedging relationships.

	Amount of gain (loss) for the year
	ended December 31,

Hedged item	2014	2013	2012

	(in millions)
Fixed maturities, available-for-sale (1)	$5.1	$7.7	$8.0
Investment-type insurance contracts (2)	(11.1)	(11.0)	(13.4)
(1) Reported in net investment income on the consolidated statements of operations.
(2) Reported in benefits, claims and settlement expenses on the consolidated statements of operations.
The ineffective portion of our cash flow hedges is reported in net realized capital gains (losses) on the consolidated statements of operations. The net gain resulting from the ineffective portion of foreign currency contracts in cash flow hedging relationships was $0.0 million, $0.8 million and $0.5 million for the years ended December 31, 2014, 2013 and 2012, respectively.
We expect to reclassify net gains of $10.1 million from AOCI into net income in the next 12 months, which includes both net deferred gains on discontinued hedges and net losses on periodic settlements of active hedges. Actual amounts may vary from this amount as a result of market conditions.
Derivatives Not Designated as Hedging Instruments
Our use of futures, certain swaptions and swaps, collars and options are effective from an economic standpoint, but they have not been designated as hedges for financial reporting purposes. As such, periodic changes in the market value of these instruments, which includes mark-to-market gains and losses as well as periodic and final settlements, primarily flow directly into net realized capital gains (losses) on the consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

The following table shows the effect of derivatives not designated as hedging instruments, including fair value changes of embedded derivatives that have been bifurcated from the host contract, on the consolidated statements of operations.

	Amount of gain (loss) recognized in
	net income on derivatives for the
	year ended December 31,

Derivatives not designated as hedging instruments	2014	2013	2012

	(in millions)
Interest rate contracts	$246.1	$(137.6)	$(7.7)
Foreign exchange contracts	(31.4)	6.1	40.0
Equity contracts	21.9	(159.4)	(100.5)
Credit contracts	(34.7)	40.6	12.0
Other contracts	(190.2)	148.3	35.7
Total	$11.7	$(102.0)	$(20.5)
7. Closed Block

In connection with the 1998 MIHC formation, we formed a Closed Block to provide reasonable assurance to policyholders included therein that, after the formation of the MIHC, assets would be available to maintain dividends in aggregate in accordance with the 1997 policy dividend scales, if the experience underlying such scales continued. Certain of our assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from policies and contracts included in the Closed Block, were expected to be sufficient to support the Closed Block policies, including, but not limited to, provisions for payment of claims, certain expenses, charges and taxes, and to provide for continuation of policy and contract dividends in aggregate in accordance with the 1997 dividend scales, if the experience underlying such scales continues, and to allow for appropriate adjustments in such scales, if such experience changes. Due to adjustable life policies being included in the Closed Block, the Closed Block is charged with amounts necessary to properly fund for certain adjustments, such as face amount and premium increases, that are made to these policies after the Closed Block inception date. These amounts are referred to as Funding Adjustment Charges and are treated as capital transfers from the Closed Block.

Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block. Closed Block assets and liabilities are carried on the same basis as other similar assets and liabilities. We will continue to pay guaranteed benefits under all policies, including the policies within the Closed Block, in accordance with their terms. If the assets allocated to the Closed Block, the investment cash flows from those assets and the revenues from the policies included in the Closed Block, including investment income thereon, prove to be insufficient to pay the benefits guaranteed under the policies included in the Closed Block, we will be required to make such payments from our general funds. No additional policies were added to the Closed Block, nor was the Closed Block affected in any other way, as a result of the demutualization.

A policyholder dividend obligation (“PDO”) is required to be established for earnings in the Closed Block that are not available to PFG stockholders. A model of the Closed Block was established to produce the pattern of expected earnings in the Closed Block, adjusted to eliminate the impact of related amounts in AOCI.

If actual cumulative earnings of the Closed Block are greater than the expected cumulative earnings of the Closed Block, only the expected cumulative earnings will be recognized in income with the excess recorded as a PDO. This PDO represents undistributed accumulated earnings that will be paid to Closed Block policyholders as additional policyholder dividends unless offset by future performance of the Closed Block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. At December 31, 2014 and 2013, cumulative actual earnings have been less than cumulative expected earnings. However, cumulative net unrealized gains were greater than expected, resulting in the recognition of a PDO of $165.2 million and $111.6 million as of December 31, 2014 and 2013, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Closed Block liabilities and assets designated to the Closed Block were as follows:

	December 31, 2014	December 31, 2013

	(in millions)
Closed Block liabilities
Future policy benefits and claims	$4,366.5	$4,532.0
Other policyholder funds	9.6	10.5
Policyholder dividends payable	259.2	270.5
Policyholder dividends obligation	165.2	111.6
Deferred income taxes	—	2.2
Other liabilities	17.6	24.7
Total Closed Block liabilities	4,818.1	4,951.5

Assets designated to the Closed Block
Fixed maturities, available-for-sale	2,399.5	2,470.9
Fixed maturities, trading	11.9	13.4
Equity securities, available-for-sale	3.8	3.6
Mortgage loans	912.1	828.6
Policy loans	610.0	644.2
Other investments	101.1	118.5
Total investments	4,038.4	4,079.2
Cash and cash equivalents	29.2	70.3
Accrued investment income	48.8	49.5
Premiums due and other receivables	13.6	11.7
Deferred tax asset	58.1	66.2
Other assets	—	2.2
Total assets designated to the Closed Block	4,188.1	4,279.1
Excess of Closed Block liabilities over assets designated to the Closed Block	630.0	672.4
Amounts included in accumulated other comprehensive income	18.9	12.9
Maximum future earnings to be recognized from Closed Block assets and
liabilities	$648.9	$685.3
Closed Block revenues and expenses were as follows:

	For the year ended December 31,
	2014	2013	2012

	(in millions)
Revenues
Premiums and other considerations	$351.9	$379.9	$397.4
Net investment income	201.9	207.7	222.8
Net realized capital gains (losses)	(2.3)	(12.3)	3.6
Total revenues	551.5	575.3	623.8

Expenses
Benefits, claims and settlement expenses	313.3	320.1	325.7
Dividends to policyholders	173.2	184.4	192.6
Operating expenses	4.3	4.7	4.9
Total expenses	490.8	509.2	523.2
Closed Block revenues, net of Closed Block expenses, before income taxes	60.7	66.1	100.6
Income taxes	19.5	21.1	32.6
Closed Block revenues, net of Closed Block expenses and income taxes	41.2	45.0	68.0
Funding adjustment charges	(4.8)	(6.5)	(4.8)
Closed Block revenues, net of Closed Block expenses, income taxes and
funding adjustment charges	$36.4	$38.5	$63.2

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

The change in maximum future earnings of the Closed Block was as follows:

	For the year ended December 31,
	2014	2013	2012

	(in millions)
Beginning of year	$685.3	$723.8	$787.0
End of year	648.9	685.3	723.8
Change in maximum future earnings	$(36.4)	$(38.5)	$(63.2)

We charge the Closed Block with federal income taxes, payroll taxes, state and local premium taxes and other state or local taxes, licenses and fees as provided in the plan of reorganization.
8. Deferred Acquisition Costs

Acquisition costs deferred and amortized were as follows:

	For the year ended December 31,
	2014	2013	2012

	(in millions)
Balance at beginning of year	$2,848.8	$2,394.7	$2,197.3
Cost deferred during the year	347.4	393.0	393.6
Amortized to expense during the year (1)	(348.5)	(170.6)	(82.3)
Adjustment related to unrealized gains on available-for-sale securities and
derivative instruments	(93.1)	231.7	(113.9)
Balance at end of year	$2,754.6	$2,848.8	$2,394.7
(1) Includes adjustments for revisions to estimated gross profits.

9. Insurance Liabilities

Contractholder Funds

Major components of contractholder funds in the consolidated statements of financial position are summarized as follows:

	December 31,
	2014	2013

	(in millions)
Liabilities for investment-type insurance contracts:
Liabilities for individual annuities	$10,077.7	$10,582.7
GICs	10,115.3	10,858.3
Funding agreements	7,338.1	7,642.9
Other investment-type insurance contracts	1,008.5	731.8
Total liabilities for investment-type insurance contracts	28,539.6	29,815.7
Universal life and other reserves	4,888.7	4,812.0
Total contractholder funds	$33,428.3	$34,627.7
Our GICs and funding agreements contain provisions limiting or prohibiting early surrenders, which typically include penalties for early surrenders, minimum notice requirements or, in the case of funding agreements with survivor options, minimum pre-death holding periods and specific maximum amounts.
Funding agreements include those issued directly to nonqualified institutional investors, as well as under five separate programs where the funding agreements have been issued directly or indirectly to unconsolidated special purpose entities. Claims for principal and interest under funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under insolvency provisions of Iowa Insurance Laws.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

We were authorized to issue up to $4.0 billion of funding agreements under a program established in 1998 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. As of December 31, 2014 and 2013, $111.2 million and $370.9 million, respectively, of liabilities are outstanding with respect to the issuance outstanding under this program. We were also authorized to issue up to Euro 4.0 billion (approximately USD$5.3 billion) of funding agreements under a program established in 2006 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. The unaffiliated entity is an unconsolidated special purpose vehicle. As of December 31, 2014 and 2013, $1,137.1 million and $1,278.7 million, respectively, of liabilities are outstanding with respect to issuances outstanding under this program. We do not anticipate any new issuance activity under either of these programs due to the existence of the program established in 2011 described below.

In addition, we were authorized to issue up to $7.0 billion of funding agreements under a program established in 2001 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets. The unaffiliated entity is an unconsolidated special purpose entity. As of December 31, 2014 and 2013, $505.8 million and $637.6 million, respectively, of liabilities are being held with respect to issuances outstanding under this program. We do not anticipate any new issuance activity under this program, given our December 2005 termination of the dealership agreement for this program and the availability of the program established in 2011 described below.

Additionally, we were authorized to issue up to $4.0 billion of funding agreements under a program established in March 2004 to support the prospective issuance of medium term notes by unaffiliated entities in both domestic and international markets. In February 2006, this program was amended to authorize issuance of up to an additional $5.0 billion in recognition of the use of nearly all $4.0 billion of initial issuance authorization. In recognition of the use of nearly all $9.0 billion, this program was amended in November 2007 to authorize issuance of up to an additional $5.0 billion. Under this program, both the notes and the supporting funding agreements were registered with the United States Securities and Exchange Commission (“SEC”). As of December 31, 2014 and 2013, $549.2 million and $975.0 million, respectively, of liabilities are being held with respect to issuances outstanding under this program. In contrast with direct funding agreements, GIC issuances and the other three funding agreement‑backed medium term note programs described above, our payment obligations on each funding agreement issued under this SEC-registered program are guaranteed by PFG. We do not anticipate any new issuance activity under this program due to the existence of the program established in 2011 described below.

We were authorized to issue up to $5.0 billion of funding agreements under a program established in 2011 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets. The unaffiliated entity is an unconsolidated special purpose entity. As of December 31, 2014 and 2013, $3,284.7 million and $2,630.5 million of liabilities are being held with respect to any issuances outstanding under this program. Similar to the SEC-registered program, our payment obligations on each funding agreement issued under this program are guaranteed by PFG. The program established in 2011 is not registered with the SEC.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Future Policy Benefits and Claims

Activity associated with unpaid disability and health claims is summarized as follows:

	December 31,
	2014	2013	2012

	(in millions)
Balance at beginning of year	$1,144.7	$1,066.0	$1,006.9
Incurred:
Current year	760.5	712.0	711.8
Prior years	1.2	1.0	9.7
Total incurred	761.7	713.0	721.5
Payments:
Current year	445.5	432.1	446.3
Prior years	220.8	202.2	216.1
Total payments	666.3	634.3	662.4
Balance at end of year:
Current year	315.0	279.9	265.5
Prior years	925.1	864.8	800.5
Total balance at end of year	$1,240.1	$1,144.7	$1,066.0

Amounts not included in the rollforward above:
Claim adjustment expense liabilities	$47.5	$43.4	$46.6
Reinsurance recoverables for unpaid claims	$300.0	$260.1	$239.1

Incurred liability adjustments relating to prior years, which affected current operations during 2014, 2013 and 2012, resulted in part from developed claims for prior years being different than were anticipated when the liabilities for unpaid disability and health claims were originally estimated. These trends have been considered in establishing the current year liability for unpaid disability and health claims.

10. Debt
Short-Term Debt
As of December 31, 2014 and 2013, we had short-term credit facilities with various financial institutions in an aggregate amount of $945.0 million and $1,045.0 million, respectively. As of December 31, 2014 and 2013, we had $154.5 million and $292.4 million, respectively, of outstanding borrowings related to our credit facilities, which consisted of a payable to PFSI, with no assets pledged as support. Interest paid on intercompany debt was $0.5 million, $0.8 million and $1.0 million during 2014, 2013 and 2012, respectively. Our credit facilities include a $400.0 million 5-year facility that matures in March 2019, with PFG, PFSI and us as co-borrowers, a $300.0 million 364-day facility with us as borrower that matures in March 2015, and a $200.0 million 3-year facility with PFG, PFSI, Principal Financial Services V (UK) LTD and us as the co-borrowers that matures in March 2017. These facilities may be used for general corporate purposes, including commercial paper back-stop. Our commercial paper programs require 100% back-stop support, of which there were no outstanding balances as of December 31, 2014 and 2013.
The weighted‑average interest rate on short-term borrowings as of December 31, 2014 and 2013, was 0.1% and 0.2%, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Long-Term Debt

The components of long-term debt were as follows:

	December 31,
	2014	2013

	(in millions)
8.0% surplus notes payable, due 2044	$—	$99.3
Non-recourse mortgages and notes payable	82.3	53.1
Total long-term debt	$82.3	$152.4

The amounts included above are net of the discount and premium associated with issuing these notes, which are being amortized to expense over their respective terms using the interest method.

On March 10, 1994, we issued $100.0 million of surplus notes due March 1, 2044, at an 8% annual interest rate. None of our affiliates held any portion of the notes. Each payment of interest and principal on the notes, however, could be made only with the prior approval of the Commissioner of Insurance of the State of Iowa (the “Commissioner”) and only to the extent that we had sufficient surplus earnings to make such payments. On March 1, 2014, we redeemed the surplus notes in whole at a redemption price equal to 102.3% of par, which was approved by the Commissioner.

The non-recourse mortgages, other mortgages and notes payable are primarily financings for real estate developments. Outstanding principal balances as of December 31, 2014, ranged from $1.7 million to $32.6 million per development with interest rates being variable. Outstanding principal balances as of December 31, 2013, ranged from $1.6 million to $20.1 million per development with interest rates being 5.5% or variable. Outstanding debt is secured by the underlying real estate properties, which were reported as real estate on our consolidated statements of financial position with a carrying value of $155.6 million and $101.4 million as of December 31, 2014 and 2013, respectively.

At December 31, 2014, future annual maturities of the long-term debt were as follows (in millions):

Year ending December 31:
2015	$—
2016	—
2017	—
2018	—
2019	—
Thereafter	82.3
Total future maturities of the long-term debt	$82.3

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

11. Income Taxes
Income Tax Expense
Our income tax expense was as follows:

	For the year ended December 31,
	2014	2013	2012

	(in millions)
Current income taxes (benefits):
U.S. federal	$218.8	$98.2	$(8.1)
State	6.0	4.9	7.6
Foreign	4.9	17.9	19.5
Tax benefit of operating loss carryforward	(161.4)	(130.4)	(70.7)
Total current income taxes (benefits)	68.3	(9.4)	(51.7)
Deferred income taxes (benefits):
U.S. federal	172.7	181.4	206.1
State	2.0	1.4	(3.1)
Total deferred income taxes	174.7	182.6	203.2
Total income taxes	$243.0	$173.2	$151.5
Effective Income Tax Rate
Our provision for income taxes may not have the customary relationship of taxes to income. A reconciliation between the U.S. corporate income tax rate and the effective income tax rate was as follows:

	For the year ended December 31,
	2014	2013	2012

U.S. corporate income tax rate	35%	35%	35%
Dividends received deduction	(12)	(13)	(12)
Interest exclusion from taxable income	(2)	(2)	(3)
Tax credits	(2)	—	—
Other	1	—	(2)
Effective income tax rate	20%	20%	18%
Unrecognized Tax Benefits
A summary of the changes in unrecognized tax benefits follows.

	For the year ended December 31,
	2014	2013

	(in millions)
Balance at beginning of period	$106.0	$129.1
Additions based on tax positions related to the current year	12.1	8.8
Additions for tax positions of prior years	58.8	—
Reductions for tax positions related to the current year	(8.4)	(3.3)
Reductions for tax positions of prior years	—	(28.6)
Balance at end of period (1)	$168.5	$106.0

(1)	Of this amount, $52.5 million, if recognized, would reduce the 2014 effective income tax rate. We recognize interest and penalties related to uncertain tax positions in operating expenses.
As of December 31, 2014 and 2013, we had recognized $100.4 million and $37.0 million of accumulated pre-tax interest and penalties related to unrecognized tax benefits, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Net Deferred Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of our net deferred income taxes were as follows:

	December 31,
	2014	2013

	(in millions)
Deferred income tax assets:
Insurance liabilities	$390.8	$281.6
Investments, including derivatives	380.6	455.0
Net operating and capital loss carryforwards	114.4	241.9
Employee benefits	147.3	307.3
Other deferred income tax assets	50.6	21.5
Total deferred income tax assets	1,083.7	1,307.3
Deferred income tax liabilities:
Deferred acquisition costs	(728.3)	(761.5)
Investments, including derivatives	(374.2)	(375.6)
Net unrealized gains on available-for-sale securities	(901.0)	(578.4)
Real estate	(132.7)	(117.2)
Intangible assets	(22.9)	(27.3)
Other deferred income tax liabilities	(7.4)	—
Total deferred income tax liabilities	(2,166.5)	(1,860.0)
Total net deferred income tax liabilities	$(1,082.8)	$(552.7)

Net deferred income taxes by jurisdiction were as follows:

	December 31,
	2014	2013

	(in millions)
Deferred income tax liabilities:
U.S. federal	$(1,078.8)	$(550.7)
State	(4.0)	(2.0)
Total net deferred income tax liabilities	$(1,082.8)	$(552.7)

In management’s judgment, total deferred income tax assets are more likely than not to be realized. Included in the deferred income tax asset are net operating loss and tax credit carryforwards for tax purposes available to offset future taxable income. We had net operating loss and tax credit carryforwards for U.S. federal income tax purposes of $191.4 million and $670.8 million at December 31, 2014 and 2013, respectively, primarily attributable to our captive reinsurance companies that joined our consolidated U.S. federal income tax return in 2012 and 2013. These U.S. federal net operating loss and tax credit carryforwards will expire between 2022 and 2033. All accumulated U.S. federal net operating loss and tax credit carryforwards are anticipated to be utilized before expiration; therefore, no valuation allowance has been provided for the related deferred income tax assets.

Domestic state net operating loss carryforwards were $17.7 million and $10.0 million as of December 31, 2014 and 2013, respectively, and will expire between 2015 and 2034. We maintain valuation allowances by jurisdiction against the deferred income tax assets related to certain of these carryforwards, as utilization of these income tax benefits fail the more likely than not criteria in certain jurisdictions. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred income tax assets that are more likely than not to be realized.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Other Tax Information
The Internal Revenue Service (“IRS”) has completed examination of the consolidated U.S. federal income tax returns for years prior to 2009. We are contesting certain issues and have filed suit in the Court of Federal Claims, requesting refunds for the years 1995-2003. We do not expect the litigation to be resolved within the next twelve months. We had $300.7 million and $331.4 million of current income tax receivables associated with outstanding audit issues reported as other assets in our consolidated statements of financial position as of December 31, 2014 and 2013, respectively.
We filed claims for refund for tax years 2004 – 2005 during 2012 and will file claims for refund relating to disputed adjustments for tax years 2006 – 2008 in 2015. The IRS commenced audit of our U.S. federal income tax return for 2009 during the fourth quarter of 2011, for 2010 during the first quarter of 2012 and for 2011 during the first quarter of 2013. We do not expect the results of these audits or developments in other tax areas for all open tax years to significantly change the possible increase in the amount of unrecognized tax benefits, but the outcome of tax reviews is uncertain and unforeseen results can occur.
The U.S. Court of Federal Claims issued a summary judgment determination in the case of Principal Life Insurance Company and Subsidiaries v. the United States on May 9, 2014. The court ruled against our timing of recognition of gains and losses associated with the purchase and sale of principal-only certificates. The ruling caused a re-evaluation of our uncertain tax positions, which resulted in a $47.5 million reduction in net income in the second quarter of 2014. We believe that we have adequate defenses against, or sufficient provisions for, the contested issues, but final resolution of the contested issues could take several years while legal remedies are pursued. Consequently, we do not expect the ultimate resolution of issues from tax years 1995-2003 or those that might arise in tax years subsequent to 2003 to have a material impact on our net income. We do not believe there is a reasonable possibility the total amount of unrecognized tax benefits will significantly increase or decrease in the next twelve months.
12. Employee and Agent Benefits
We participate in postretirement benefit plans covering substantially all of our employees and certain agents, including employees of other companies affiliated with our ultimate parent, PFG ("affiliated companies"). Actuarial information regarding the status of the post-retirement benefit plans is calculated for the total plan only. The affiliated company portion of the actuarial present value of the accumulated or projected benefit obligations, or net assets available for benefits, is not separately determined. However, we are reimbursed for employee benefits related to the affiliated companies for plans we sponsor and we reimburse PFG for plans it sponsors. The reimbursement is not reflected in our employee and agent benefits disclosures.
Prior to November 2014, we sponsored defined benefit pension plans covering substantially all of our U.S. employees and certain agents. Some of these plans provide supplemental pension benefits to employees and agents with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. The employees and agents are generally first eligible for the pension plans when they reach age 21. For plan participants employed prior to January 1, 2002, the pension benefits are based on the greater of a final average pay benefit or a cash balance benefit. The final average pay benefit is based on the years of service and generally the employee's or agent's average annual compensation during the last five years of employment. Partial benefit accrual of final average pay benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The cash balance portion of the plan started on January 1, 2002. An employee's account is credited with an amount based on the employee's salary, age and service. These credits accrue with interest. For plan participants hired on and after January 1, 2002, only the cash balance plan applies. The policy is to fund the cost of providing pension benefits in the years that the employees and agents are providing service to us. The funding policy for the qualified defined benefit plan is to contribute an amount annually at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (“ERISA”), and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. The funding policy for the nonqualified benefit plan is to fund the plan in the years that the employees are providing service, taking into account the funded status of the trust. While assets are designated to cover the computed liability of the nonqualified plan, the assets are not included as part of the asset balances presented in this footnote as they do not qualify as plan assets in accordance with U.S. GAAP. Effective November 2014, PFG became the sponsor of these plans. We continue to reflect pension expense through our expense allocation agreement with PFG. In connection with the change in sponsorship, PFG assumed the pension plan liability from us.
We provide certain health care, life insurance and long-term care benefits for retired employees. Subsidized retiree health benefits are provided for employees hired prior to January 1, 2002. Employees hired after December 31, 2001, have access to retiree health benefits but it is intended that they pay for the full cost of the coverage. The health care plans are contributory with participants' contributions adjusted annually. The contributions are based on the number of years of service and age at retirement for those hired prior to January 1, 2002, who retired prior to January 1, 2011. For employees hired prior to January 1, 2002, who retired on or after January 1, 2011, the contributions are 60% of the expected cost. As part of the substantive plan, the retiree health contributions are

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

assumed to be adjusted in the future as claim levels change. The life insurance plans are contributory for a small group of previously grandfathered participants that have elected supplemental coverage and dependent coverage.
Covered employees are first eligible for the health and life postretirement benefits when they reach age 57 and have completed ten years of service with us. Retiree long-term care benefits are provided for employees whose retirement was effective prior to July 1, 2000. Our policy is to fund the cost of providing retiree benefits in the years that the employees are providing service, taking into account the funded status of the trust.
Obligations and Funded Status
The plans' combined funded status, reconciled to amounts recognized in the consolidated statements of financial position, was as follows:

			Other postretirement
	Pension benefits		benefits

	December 31,		December 31,

	2014	2013	2014	2013

	(in millions)
Change in benefit obligation
Benefit obligation at beginning of year	$(2,440.2)	$(2,638.0)	$(140.6)	$(147.8)
Service cost	(45.0)	(57.1)	(1.4)	(1.0)
Interest cost	(97.6)	(103.8)	(6.6)	(5.7)
Actuarial gain (loss)	—	279.2	(26.0)	7.9
Participant contribution	—	—	(6.6)	(6.8)
Benefits paid	69.5	79.5	12.2	13.6
Plan transfer due to change in sponsorship	2,513.3	—	—	—
Other	—	—	(0.7)	(0.8)
Benefit obligation at end of year	$—	$(2,440.2)	$(169.7)	$(140.6)

Change in plan assets
Fair value of plan assets at beginning of year	$1,925.6	$1,682.1	$613.0	$519.7
Actual return on plan assets	110.0	199.8	31.9	95.9
Employer contribution	116.4	123.2	0.4	4.2
Participant contributions	—	—	6.6	6.8
Benefits paid	(69.5)	(79.5)	(12.2)	(13.6)
Plan transfer due to change in sponsorship	(2,082.5)	—	—	—
Fair value of plan assets at end of year	$—	$1,925.6	$639.7	$613.0

Amount recognized in statement of financial position
Other assets	$—	$—	$470.7	$473.0
Other liabilities	—	(514.6)	(0.7)	(0.6)
Total	$—	$(514.6)	$470.0	$472.4

Amount recognized in accumulated other comprehensive
(income) loss
Total net actuarial (gain) loss	$—	$391.1	$(53.0)	$(83.1)
Prior service benefit	—	(11.8)	(35.9)	(56.2)
Pre-tax accumulated other comprehensive (income) loss	$—	$379.3	$(88.9)	$(139.3)
The accumulated benefit obligation for all defined benefit pension plans was $2,287.4 million at December 31, 2013.
Employer contributions to the pension plans include contributions made directly to the qualified pension plan assets and contributions from corporate assets to pay nonqualified pension benefits. Benefits paid from the pension plans include both qualified and nonqualified plan benefits. Nonqualified pension plan assets are not included as part of the asset balances presented in this footnote. The nonqualified pension plan assets are held in Rabbi trusts for the benefit of all nonqualified plan participants. The assets held in a Rabbi trust are available to satisfy the claims of general creditors only in the event of bankruptcy. Therefore, these assets are fully consolidated in our consolidated statements of financial position and are not reflected in our funded status as they do not qualify

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

as plan assets under U.S. GAAP. Effective November 2014, the assets held in Rabbi trusts were transferred to PFG due the change in sponsorship and are no longer fully consolidated in our consolidated statements of financial position. The market value of assets held in these trusts was $304.3 million as of December 31, 2013.

Pension Plan Changes and Plan Gains/Losses
On January 1, 2010, benefits under the Principal Pension Plan were frozen for certain participants.
For the year ended December 31, 2013, the pension plans had a gain primarily due to an increase in the discount rate.
Other Postretirement Plan Changes and Plan Gains/Losses
On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Medicare Modernization Act”) was signed into law. The Medicare Modernization Act introduced a prescription drug benefit under Medicare (“Medicare Part D”) as well as a federal subsidy to sponsors of retiree medical benefit plans. During each of the years ended December 31, 2014, 2013 and 2012, the Medicare subsidies we received and accrued for were $0.7 million, $0.8 million and $0.8 million, respectively.

An actuarial loss occurred during 2014 for the other postretirement benefit plans. This was due to a decrease in the discount rate, a change in the mortality assumption, a lower than expected increase in the medical premium equivalents for participants over age 65 and a greater than expected increase in the claim costs for participants under age 65. An actuarial gain occurred during 2013 for the other postretirement benefit plans. This was due to an increase in the discount rate and trend assumption for participants over age 65 and a change in assumption for retirees who voluntarily drop medical coverage at age 65 or older.

Impact from Exit of Group Medical Insurance Business

On September 30, 2010, we announced our decision to exit the group medical insurance business and entered into an agreement with United Healthcare Services, Inc. to renew medical insurance coverage for our customers as the business transitions. Our exit from the group medical insurance business resulted in a curtailment gain associated with the pension and other postretirement benefits of the impacted employees, which was recognized in our consolidated financial statements as impacted employees were terminated. We recognized a final curtailment in 2012, which resulted in a curtailment gain of $0.7 million for the pension plan and $3.5 million for the other postretirement benefits.

Information for Pension Plans With an Accumulated Benefit Obligation in Excess of Plan Assets

For 2013, both the qualified and nonqualified plans had accumulated benefit obligations in excess of plan assets. As noted previously, the nonqualified plans had assets deposited in trusts that fail to meet the U.S. GAAP requirements to be included in plan assets; however, these assets were included in our consolidated statements of financial position.

	December 31,

	2014	2013

	(in millions)
Projected benefit obligation	$—	$2,440.2
Accumulated benefit obligation	—	2,287.4
Fair value of plan assets	—	1,925.6

Information for Other Postretirement Benefit Plans With an Accumulated Postretirement Benefit Obligation
in Excess of Plan Assets

	December 31,

	2014	2013

	(in millions)
Accumulated postretirement benefit obligation	$1.5	$1.5
Fair value of plan assets	0.8	0.9

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Components of Net Periodic Benefit Cost

	Pension benefits			Other postretirement benefits

	For the year ended December 31,

	2014	2013	2012	2014	2013	2012

	(in millions)
Service cost	$45.0	$57.1	$47.0	$1.4	$1.0	$1.3
Interest cost	97.6	103.8	109.1	6.6	5.7	8.2
Expected return on plan assets	(110.0)	(127.4)	(114.6)	(32.6)	(28.8)	(33.5)
Amortization of prior service benefit	(3.9)	(8.7)	(9.4)	(20.3)	(25.9)	(28.6)
Recognized net actuarial (gain) loss	42.1	118.5	90.9	(3.4)	1.0	0.9
Amounts recognized due to special events	—	—	(0.7)	—	—	(3.5)
Net periodic benefit cost (income)	$70.8	$143.3	$122.3	$(48.3)	$(47.0)	$(55.2)

The pension plans' actuarial gains and losses were amortized using a straight-line amortization method over the average remaining service period of plan participants. For the qualified pension plan, gains and losses were amortized without use of the 10% allowable corridor. For the nonqualified pension plans the corridors allowed were used. For the other postretirement benefit plans, the corridors allowed are used.

			Other postretirement
	Pension benefits		benefits

	For the year ended December 31,

	2014	2013	2014	2013

	(in millions)
Other changes recognized in accumulated other comprehensive
(income) loss
Net actuarial (gain) loss	$—	$(351.7)	$26.7	$(75.0)
Amortization of gain (loss)	(42.1)	(118.5)	3.4	(1.0)
Amortization of prior service benefit	3.9	8.7	20.3	25.9
Total recognized in pre-tax accumulated other comprehensive (income) loss	$(38.2)	$(461.5)	$50.4	$(50.1)
Total recognized in net periodic benefit cost and pre-tax accumulated
other comprehensive (income) loss	$32.6	$(318.2)	$2.1	$(97.1)
In connection with the pension plan sponsorship change, we transferred $341.1 of pre-tax accumulated other comprehensive loss to PFG.
Net actuarial (gain) loss and net prior service cost benefit have been recognized in AOCI.
The estimated net actuarial (gain) loss and prior service cost (benefit) for the postretirement benefits that will be amortized from AOCI into net periodic benefit cost during the 2015 fiscal year are $(0.8) million and $(18.4) million, respectively.
Assumptions
Weighted‑average assumptions used to determine benefit obligations as disclosed under the Obligations and Funded Status section

				Other postretirement
	Pension benefits			benefits

	For the year ended December 31,

	2014		2013	2014	2013

Discount rate	N/A	%	4.90%	4.00%	4.90%
Rate of compensation increase	N/A	%	4.80%	4.82%	4.83%

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Weighted average assumptions used to determine net periodic benefit cost

	Pension benefits			Other postretirement benefits

	For the year ended December 31,

	2014	2013	2012	2014	2013	2012

Discount rate	4.90%	4.00%	5.15%	4.90%	4.00%	5.15%
Expected long-term return on plan assets	6.75%	7.50%	8.00%	5.36%	5.62%	7.30%
Rate of compensation increase	4.80%	4.80%	5.00%	4.83%	4.83%	5.00%

For the pension benefits, the discount rate was determined by projecting future benefit payments inherent in the projected benefit obligation and discounting those cash flows using a spot yield curve for high quality corporate bonds. The plans’ expected benefit payments were discounted to determine a present value using the yield curve and the discount rate was the level rate that produces the same present value. The expected return on plan assets was the long-term rate we expected to be earned based on the plans’ investment strategy. Historical and expected future returns of multiple asset classes were analyzed to develop a risk free rate of return and risk premiums for each asset class. The overall rate for each asset class was developed by combining a long-term inflation component, the risk free real rate of return and the associated risk premium. A weighted average rate was developed based on those overall rates and the target asset allocation of the plans.

For other postretirement benefits, the 5.36% expected long-term return on plan assets for 2014 is based on the weighted average expected long-term asset returns for the medical, life and long-term care plans. The expected long-term rates for the medical, life and long-term care plans are 5.4%, 5.0% and 5.85%, respectively.

Assumed Health Care Cost Trend Rates

	December 31,

	2014	2013

Health care cost trend rate assumed for next year under age 65	7.0%	8.0%
Health care cost trend rate assumed for next year age 65 and over	6.0%	6.0%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.5%	4.5%
Year that the rate reaches the ultimate trend rate (under age 65)	2019	2020
Year that the rate reaches the ultimate trend rate (65 and older)	2020	2019
Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

	1-percentage	1-percentage
	point increase	point decrease

	(in millions)
Effect on total of service cost and interest cost components	$0.4	$(0.4)
Effect on accumulated postretirement benefit obligation	(8.5)	7.5
Pension Plan and Other Postretirement Benefit Plan Assets
Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

•
Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets. Our Level 1 assets include cash, fixed income investment funds and exchange traded equity securities.

•
Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset, either directly or indirectly. Our Level 2 assets primarily include fixed income and equity investment funds and real estate investments.

•	Level 3 – Fair values are based on significant unobservable inputs for the asset. Our Level 3 assets include a Principal Life general account investment.
Prior to November 2014, our pension plan assets consisted of investments in separate accounts. Net asset value (“NAV”) of the separate accounts was calculated in a manner consistent with U.S. GAAP for investment companies and was determinative of their

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

fair value. Several of the separate accounts invested in publicly quoted mutual funds or actively managed stocks. The fair value of the underlying mutual funds or stock was used to determine the NAV of the separate account, which was not publicly quoted. Some of the separate accounts also invested in fixed income securities. The fair value of the underlying securities was based on quoted prices of similar assets and used to determine the NAV of the separate account.

Our other postretirement benefit plan assets consist of cash, investments in fixed income security portfolios and investments in equity security portfolios. Because of the nature of cash, its carrying amount approximates fair value. The fair value of fixed income investment funds, U.S. equity portfolios and international equity portfolios is based on quoted prices in active markets for identical assets. The fair value of the Principal Life general account investment is the amount the plan would receive if withdrawing funds from this participating contract. The amount that would be received is calculated using a cash-out factor based on an associated pool of general account fixed income securities. The cash-out factor is a ratio of the asset investment value of these securities to asset book value. As the investment values change, the cash-out factor is adjusted, impacting the amount the plan receives at measurement date. To determine investment value for each category of assets, we project cash flows. This is done using contractual provisions for the assets, with adjustment for expected prepayments and call provisions. Projected cash flows are discounted to present value for each asset category. Interest rates for discounting are based on current rates on similar new assets in the general account based on asset strategy.
Pension Plan Assets
The fair value of the qualified pension plan’s assets by asset category was as follows:

	December 31, 2013
	Assets	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3

	(in millions)
Asset category
U.S. large cap equity portfolios (1)	$414.0	$—	$414.0	$—
U.S. small/mid cap equity portfolios (2)	102.9	—	102.9	—
Balanced asset portfolios (3)	96.9	—	96.9	—
International equity portfolios (4)	171.0	—	171.0	—
Fixed income security portfolios (5)	1,048.5	—	1,048.5	—
Real estate investment portfolios:
Direct real estate investments (6)	92.3	—	92.3	—
Total	$1,925.6	$—	$1,925.6	$—

(1)	The portfolios invested primarily in publicly traded equity securities of large U.S. companies.

(2)	The portfolios invested primarily in publicly traded equity securities of mid-sized and small U.S. companies.

(3)
The portfolios were a combination of underlying fixed income and equity investment options. These investment options may have included balanced, asset allocation, target-date and target-risk investment options. Although typically lower risk than investment options that invested solely in equities, all investment options in this category had the potential to lose value.

(4)	The portfolios invested primarily in publicly traded equity securities of non-U.S. companies.

(5)
The portfolios invested in various fixed income securities, primarily of U.S. origin. These included, but were not limited to, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, U.S. Treasury securities, agency securities, asset-backed securities and collateralized mortgage obligations.

(6)	The portfolio invested primarily in U.S. commercial real estate properties.
We had no Level 3 assets in 2013 or 2012.
We had established an investment policy that provided the investment objectives and guidelines for the pension plan. Our investment strategy was to achieve the following:

•	Obtain a reasonable long-term return consistent with the level of risk assumed and at a cost of operation within prudent levels. Performance benchmarks were monitored.

•	Ensure sufficient liquidity to meet the emerging benefit liabilities for the plan.

•	Provide for diversification of assets in an effort to avoid the risk of large losses and maximize the investment return to the pension plan consistent with market and economic risk.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

In administering the qualified pension plan’s asset allocation strategy, we considered the projected liability stream of benefit payments, the relationship between current and projected assets of the plan and the projected actuarial liabilities streams, the historical performance of capital markets adjusted for the perception of future short‑ and long-term capital market performance and the perception of future economic conditions.

Other Postretirement Benefit Plan Assets

The fair value of the other postretirement benefit plans’ assets by asset category as of the most recent measurement date is as follows:

	December 31, 2014
	Assets	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3

	(in millions)
Asset category
Cash and cash equivalents	$5.5	$5.5	$—	$—
Fixed income security portfolios:
Fixed income investment funds (1)	164.4	161.1	3.3	—
Principal Life general account investment (2)	36.3	—	—	36.3
U.S. equity portfolios (3)	375.6	311.0	64.6	—
International equity portfolios (4)	57.9	44.5	13.4	—
Total	$639.7	$522.1	$81.3	$36.3

	December 31, 2013

	Assets	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3

	(in millions)
Asset category
Cash and cash equivalents	$4.7	$4.7	$—	$—
Fixed income security portfolios:
Fixed income investment funds (1)	157.9	157.9	—	—
Principal Life general account investment (2)	38.8	—	—	38.8
U.S. equity portfolios (3)	351.6	288.0	63.6	—
International equity portfolios (4)	60.0	45.9	14.1	—
Total	$613.0	$496.5	$77.7	$38.8

(1)
The portfolios invest in various fixed income securities, primarily of U.S. origin. These include, but are not limited to, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, U.S. Treasury securities, agency securities, asset-backed securities and collateralized mortgage obligations.

(2)	The general account is invested in various fixed income securities.

(3)	The portfolios invest primarily in publicly traded equity securities of large U.S. companies.

(4)	The portfolios invest primarily in publicly traded equity securities of non-U.S. companies.

As of December 31, 2014 and 2013, respectively, $81.3 million and $77.7 million of assets in the U.S. equity and international equity portfolios were included in a trust owned life insurance contract.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

The reconciliation for all assets measured at fair value using significant unobservable inputs (Level 3) is as follows:

For the year ended December 31, 2014
Actual return gains (losses)
	Beginning	on plan assets					Ending
	asset	Relating to		Net			asset
	balance	assets still	Relating to	purchases,			balance
	as of	held at the	assets sold	sales,	Transfers	Transfers	as of
	December 31,	reporting	during the	and	into	out of	December 31,
	2013	date	period	settlements	Level 3	Level 3	2014

(in millions)
Asset category
Principal Life general account
investment	$38.8	$0.8	$—	$(3.3)	$—	$—	$36.3

For the year ended December 31, 2013
Actual return gains (losses)
	Beginning	on plan assets					Ending
	assets	Relating to		Net			assets
	balance	assets still	Relating to	purchases,			balance
	as of	held at the	assets sold	sales,	Transfers	Transfers	as of
	December 31,	reporting	during the	and	into	out of	December 31,
	2012	date	period	settlements	Level 3	Level 3	2013

(in millions)
Asset category
Principal Life general account
investment	$42.1	$1.1	$—	$(4.4)	$—	$—	$38.8

For the year ended December 31, 2012
Actual return gains (losses)
	Beginning	on plan assets					Ending
	assets	Relating to		Net			assets
	balance	assets still	Relating to	purchases,			balance
	as of	held at the	assets sold	sales,	Transfers	Transfers	as of
	December 31,	reporting	during the	and	into	out of	December 31,
	2011	date	period	settlements	Level 3	Level 3	2012

(in millions)
Asset category
Principal Life general account
investment	$42.5	$3.1	$—	$(3.5)	$—	$—	$42.1
According to our investment policy, the target asset allocation for the other postretirement benefit plans is:

Asset Category	Target allocation

U.S. equity portfolios	45% - 65%
International equity portfolios	5% - 15%
Fixed income security portfolios	30% - 50%
The investment strategies and policies for the other postretirement benefit plans are similar to those employed by the qualified pension plan.
Contributions
Prior to November 2014, our funding policy for the qualified pension plan was to fund the plan annually in an amount at least equal to the minimum annual contribution required under ERISA and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. We may contribute to our other postretirement benefit plans in 2015 pending future analysis.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Estimated Future Benefit Payments

The estimated future benefit payments, which reflect expected future service, and the expected amount of subsidy receipts under Medicare Part D are:

	Other postretirement
	benefits (gross benefit
	payments, including	Amount of Medicare
	prescription drug benefits)	Part D subsidy receipts

	(in millions)
Year ending December 31:
2015	$18.2	$0.9
2016	18.9	1.0
2017	19.4	1.0
2018	19.6	1.0
2019	20.1	1.0
2020-2024	104.5	4.8

The above table reflects the total estimated future benefits to be paid from the plan, including both our share of the benefit cost and the participants' share of the cost, which is funded by their contributions to the plan.

The assumptions used in calculating the estimated future benefit payments are the same as those used to measure the benefit obligation for the year ended December 31, 2014.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014
The information that follows shows supplemental information for our defined benefit pension plans. Certain key summary data is shown separately for qualified and nonqualified plans.

	For the year ended December 31,

	2014			2013

	Qualified	Nonqualified		Qualified	Nonqualified
	Plan	Plan	Total	Plan	Plan	Total

	(in millions)
Amount recognized in statement of financial
position
Other assets	$—	$—	$—	$—	$—	$—
Other liabilities	—	—	—	(138.6)	(376.0)	(514.6)
Total	$—	$—	$—	$(138.6)	$(376.0)	$(514.6)

Amount recognized in accumulated other
comprehensive loss
Total net actuarial loss	$—	$—	$—	$298.3	$92.8	$391.1
Prior service benefit	—	—	—	(6.5)	(5.3)	(11.8)
Pre-tax accumulated other comprehensive loss	$—	$—	$—	$291.8	$87.5	$379.3

Components of net periodic benefit cost
Service cost	$39.0	$6.0	$45.0	$50.4	$6.7	$57.1
Interest cost	82.6	15.0	97.6	88.2	15.6	103.8
Expected return on plan assets	(110.0)	—	(110.0)	(127.4)	—	(127.4)
Amortization of prior service benefit	(2.6)	(1.3)	(3.9)	(6.1)	(2.6)	(8.7)
Recognized net actuarial loss	35.8	6.3	42.1	104.4	14.1	118.5
Net periodic benefit cost	$44.8	$26.0	$70.8	$109.5	$33.8	$143.3

Other changes recognized in accumulated other
comprehensive (income) loss
Net actuarial gain	$—	$—	$—	$(322.4)	$(29.3)	$(351.7)
Amortization of net loss	(35.8)	(6.3)	(42.1)	(104.4)	(14.1)	(118.5)
Amortization of prior service benefit	2.6	1.3	3.9	6.1	2.6	8.7
Total recognized in pre-tax accumulated other
comprehensive income	$(33.2)	$(5.0)	$(38.2)	$(420.7)	$(40.8)	$(461.5)
Total recognized in net periodic benefit cost
and pre-tax accumulated other comprehensive
(income) loss	$11.6	$21.0	$32.6	$(311.2)	$(7.0)	$(318.2)
We have defined contribution plans that are generally available to all U.S. employees and agents. Eligible participants could not contribute more than $17,500 of their compensation to the plans in 2014. Effective January 1, 2006, we made several changes to the retirement programs. In general, the pension and supplemental executive retirement plan benefit formulas were reduced, and the 401(k) matching contribution was increased. Employees who were ages 47 or older with at least ten years of service on December 31, 2005, could elect to retain the prior benefit provisions and forgo receipt of the additional matching contributions. The employees who elected to retain the prior benefit provisions are referred to as “Grandfathered Choice Participants.” We match the Grandfathered Choice Participant's contribution at a 50% contribution rate up to a maximum contribution of 3% of the participant's compensation. For all other participants, we match the participant's contributions at a 75% contribution rate up to a maximum of 6% of the participant's compensation. The defined contribution plans allow employees to choose among various investment options, including PFG’s common stock. We contributed $41.7 million, $39.8 million and $37.3 million in 2014, 2013 and 2012, respectively, to our qualified defined contribution plans.
We also have nonqualified deferred compensation plans available to select employees and agents that allow them to defer compensation amounts in excess of limits imposed by federal tax law with respect to the qualified plans. In 2014, we matched the Grandfathered Choice Participant's deferral at a 50% match deferral rate up to a maximum matching deferral of 3% of the participant's compensation. For all other participants, we matched the participant's deferral at a 75% match deferral rate up to a maximum matching deferral of 6% of the participant's compensation. We contributed $4.1 million, $5.0 million and $4.6 million in 2014, 2013 and 2012, respectively, to our nonqualified deferred compensation plans.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

13. Contingencies, Guarantees and Indemnifications
Litigation and Regulatory Contingencies
We are regularly involved in litigation, both as a defendant and as a plaintiff, but primarily as a defendant. Litigation naming us as a defendant ordinarily arises out of our business operations as a provider of asset management and accumulation products and services; individual life insurance, specialty benefits insurance and our investment activities. Some of the lawsuits may be class actions, or purport to be, and some may include claims for unspecified or substantial punitive and treble damages.
We may discuss such litigation in one of three ways. We accrue a charge to income and disclose legal matters for which the chance of loss is probable and for which the amount of loss can be reasonably estimated. We may disclose contingencies for which the chance of loss is reasonably possible and provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. Finally, we may voluntarily disclose loss contingencies for which the chance of loss is remote in order to provide information concerning matters that potentially expose us to possible losses.
In addition, regulatory bodies such as state insurance departments, the SEC, the Financial Industry Regulatory Authority, the Department of Labor and other regulatory agencies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, ERISA and laws governing the activities of broker-dealers. We receive requests from regulators and other governmental authorities relating to industry issues and may receive additional requests, including subpoenas and interrogatories, in the future.
On March 18, 2014, McCaffree Financial Corp. Employee Retirement Program (“McCaffree”) filed a putative class action lawsuit in the United States District Court for the Southern District of Iowa against us. The complaint alleged, among other things, breach of duty of loyalty, breach of duty of prudence and prohibited transactions under ERISA. McCaffree seeks a nationwide class action on behalf of all participants and beneficiaries of defined contribution retirement plans that invested in any Principal Separate Account in the last six years. McCaffree seeks disgorgement of all fees it alleges we improperly retained in addition to other general claims for relief. We have filed a motion to dismiss the case and on December 11, 2014, the court granted the motion. McCaffree filed a notice of appeal on December 22, 2014. We will continue to aggressively defend the case.
On August 29, 2013, American Chemicals & Equipment, Inc. 401(k) Retirement Plan (“ACE”) filed a lawsuit in the United States District Court for the Northern District of Alabama against Principal Management Corporation and Principal Global Investors, LLC (the “ACE Defendants”). The lawsuit alleges the ACE Defendants breached their fiduciary duty under Section 36(b) of the Investment Company Act by charging excessive fees on certain of the LifeTime series target date funds. On January 24, 2014, the court granted the motion filed by the ACE Defendants to transfer the case to the Southern District of Iowa. The ACE Defendants continue to aggressively defend the lawsuit.
On December 2, 2009 and December 4, 2009, two plaintiffs, Cruise and Mullaney, each filed putative class action lawsuits in the United States District Court for the Southern District of New York against us; PFG; Principal Global Investors, LLC; Principal Management Corporation; and Principal Real Estate Investors, LLC (the “Cruise/Mullaney Defendants”). The lawsuits alleged the Cruise/Mullaney Defendants failed to manage the Principal U.S. Property Separate Account (“PUSPSA”) in the best interests of investors, improperly imposed a “withdrawal freeze” on September 26, 2008, and instituted a “withdrawal queue” to honor withdrawal requests as sufficient liquidity became available. The two lawsuits, as well as two subsequently filed complaints asserting similar claims, have been consolidated and are now known as In re Principal U.S. Property Account Litigation. Plaintiffs’ request for permission to appeal the denial of class certification was denied by the U.S. Eighth Circuit Court of Appeals on December 31, 2013. The case was dismissed on December 15, 2014.
In 2008, we received approximately $440.0 million in connection with the termination of certain structured transactions and the resulting prepayment of our investment in those transactions. The transactions involved Lehman Brothers Special Financing Inc. and Lehman Brothers Holdings Inc. (collectively, “Lehman”) in various capacities. Subsequent to Lehman’s 2008 bankruptcy filing, its bankruptcy estate initiated several lawsuits seeking to recover from numerous sources significant amounts to which it claims entitlement under various theories. We are one of a large group of defendants to this action, and believe that we have meritorious defenses to Lehman’s claims and intend to aggressively defend against them. The estate’s claim against us, including interest (which we also dispute), was approximately $541.0 million.
While the outcome of any pending or future litigation or regulatory matter cannot be predicted, management does not believe that any such matter will have a material adverse effect on our business or financial position. As of December 31, 2014, there were no

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

estimated losses accrued related to the legal matters discussed above because we believe the loss from these matters is not probable and cannot be reasonably estimated.

We believe all of the litigation contingencies discussed above involve a chance of loss that is either remote or reasonably possible. Unless otherwise noted, all of these matters involve unspecified claim amounts, in which the respective plaintiffs seek an indeterminate amount of damages. To the extent such matters present a reasonably possible chance of loss, we are generally not able to estimate the possible loss or range of loss associated therewith.

The outcome of such matters is always uncertain, and unforeseen results can occur. It is possible that such outcomes could require us to pay damages or make other expenditures or establish accruals in amounts that we could not estimate at December 31, 2014.

Guarantees and Indemnifications

In the normal course of business, we have provided guarantees to our ultimate parent, PFG, related to benefit payments of the nonqualified pension plan and to third parties primarily related to a former subsidiary. These agreements generally expire through 2019. The maximum exposure under these agreements as of December 31, 2014, was approximately $345.0 million. At inception, the fair value of such guarantees was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. Should we be required to perform under these guarantees, we generally could recover a portion of the loss from third parties through recourse provisions included in agreements with such parties, the sale of assets held as collateral that can be liquidated in the event that performance is required under the guarantees or other recourse generally available to us; therefore, such guarantees would not result in a material adverse effect on our business or financial position. While the likelihood is remote, such outcomes could materially affect net income in a particular quarter or annual period.

We are also subject to various other indemnification obligations issued in conjunction with divestitures, acquisitions and financing transactions whose terms range in duration and often are not explicitly defined. Certain portions of these indemnifications may be capped, while other portions are not subject to such limitations; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. At inception, the fair value of such indemnifications was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. While we are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, we believe that performance under these indemnifications would not result in a material adverse effect on our business or financial position. While the likelihood is remote, performance under these indemnifications could materially affect net income in a particular quarter or annual period.

Guaranty Funds

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. A state’s fund assesses its members based on their pro rata market share of written premiums in the state for the classes of insurance for which the insolvent insurer was engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments when an assessment is probable, can be reasonably estimated and when the event obligating us to pay has occurred. While we cannot predict the amount and timing of any future assessments, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. As of December 31, 2014 and 2013, the liability balance for guaranty fund assessments, which is not discounted, was $16.8 million and $22.5 million, respectively, and was reported within other liabilities in the consolidated statements of financial position. As of December 31, 2014 and 2013, $7.1 million and $11.5 million, respectively, related to premium tax offsets were included in premiums due and other receivables in the consolidated statements of financial position.

Operating Leases

As a lessee, we lease office space, data processing equipment, office furniture and office equipment under various operating leases. Rental expense for the years ended December 31, 2014, 2013 and 2012 was $29.5 million, $26.4 million and $33.2 million, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

The following represents payments due by period for operating lease obligations (in millions):

Year ending December 31:
2015	$35.1
2016	31.3
2017	27.1
2018	19.4
2019	11.3
2020 and thereafter	50.8
Total operating lease obligations	175.0
Less: Future sublease rental income on noncancelable leases	5.8
Total future minimum lease payments	$169.2

Capital Leases

We lease buildings and hardware storage equipment under capital leases. As of December 31, 2014 and 2013, these leases had a gross asset balance of $54.5 million and $42.3 million and accumulated depreciation of $17.0 million and $16.1 million, respectively. Depreciation expense for the years ended December 31, 2014, 2013 and 2012 was $11.8 million, $9.3 million and $7.0 million, respectively.

The following represents future minimum lease payments due by period for capital lease obligations (in millions).

Year ending December 31:
2015	$6.2
2016	5.3
2017	2.4
2018	0.6
2019	—
Total	14.5
Less: Amounts representing interest	0.3
Net present value of minimum lease payments	$14.2

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

14. Stockholder's Equity

Other Comprehensive Income (Loss)

	For the year ended December 31, 2014

	Pre-Tax	Tax	After-Tax

	(in millions)
Net unrealized gains on available-for-sale securities during the period	$884.2	$(309.9)	$574.3
Reclassification adjustment for gains included in net income (1)	(66.2)	23.1	(43.1)
Adjustments for assumed changes in amortization patterns	(63.4)	22.2	(41.2)
Adjustments for assumed changes in policyholder liabilities	(352.3)	123.5	(228.8)
Net unrealized gains on available-for-sale securities	402.3	(141.1)	261.2

Noncredit component of impairment losses on fixed maturities,
available-for-sale during the period	102.2	(35.8)	66.4
Adjustments for assumed changes in amortization patterns	(4.7)	1.7	(3.0)
Adjustments for assumed changes in policyholder liabilities	(2.2)	0.7	(1.5)
Noncredit component of impairment losses on fixed maturities,
available-for-sale (2)	95.3	(33.4)	61.9

Net unrealized gains on derivative instruments during the period	100.3	(35.1)	65.2
Reclassification adjustment for gains included in net income (3)	(3.6)	1.2	(2.4)
Adjustments for assumed changes in amortization patterns	(12.8)	4.5	(8.3)
Adjustments for assumed changes in policyholder liabilities	3.2	(1.1)	2.1
Net unrealized gains on derivative instruments	87.1	(30.5)	56.6

Foreign currency translation adjustment	(5.3)	1.6	(3.7)

Unrecognized postretirement benefit obligation during the period	(26.7)	9.3	(17.4)
Amortization of prior service cost and actuarial loss included in
net periodic benefit cost (4)	14.5	(5.1)	9.4
Net unrecognized postretirement benefit obligation	(12.2)	4.2	(8.0)

Other comprehensive income	$567.2	$(199.2)	$368.0

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

	For the year ended December 31, 2013

	Pre-Tax	Tax	After-Tax

	(in millions)
Net unrealized losses on available-for-sale securities during the period	$(1,520.2)	$533.0	$(987.2)
Reclassification adjustment for losses included in net income (1)	59.6	(20.8)	38.8
Adjustments for assumed changes in amortization patterns	252.8	(88.5)	164.3
Adjustments for assumed changes in policyholder liabilities	471.8	(165.4)	306.4
Net unrealized losses on available-for-sale securities	(736.0)	258.3	(477.7)

Noncredit component of impairment losses on fixed maturities,
available-for-sale during the period	22.0	(7.6)	14.4
Adjustments for assumed changes in amortization patterns	(14.4)	5.1	(9.3)
Noncredit component of impairment losses on fixed maturities,
available-for-sale (2)	7.6	(2.5)	5.1

Net unrealized losses on derivative instruments during the period	(46.3)	16.2	(30.1)
Reclassification adjustment for losses included in net income (3)	5.0	(1.8)	3.2
Adjustments for assumed changes in amortization patterns	10.9	(3.8)	7.1
Adjustments for assumed changes in policyholder liabilities	20.5	(7.2)	13.3
Net unrealized losses on derivative instruments	(9.9)	3.4	(6.5)

Foreign currency translation adjustment	1.6	(1.6)	—

Unrecognized postretirement benefit obligation during the period	426.7	(149.3)	277.4
Amortization of prior service cost and actuarial loss included in
net periodic benefit cost (4)	84.9	(29.7)	55.2
Net unrecognized postretirement benefit obligation	511.6	(179.0)	332.6

Other comprehensive loss	$(225.1)	$78.6	$(146.5)

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

	For the year ended December 31, 2012

	Pre-Tax	Tax	After-Tax

	(in millions)
Net unrealized gains on available-for-sale securities during the period	$1,475.4	$(513.3)	$962.1
Reclassification adjustment for losses included in net income (1)	111.6	(39.1)	72.5
Adjustments for assumed changes in amortization patterns	(169.0)	59.1	(109.9)
Adjustments for assumed changes in policyholder liabilities	(645.5)	226.1	(419.4)
Net unrealized gains on available-for-sale securities	772.5	(267.2)	505.3

Noncredit component of impairment losses on fixed maturities,
available-for-sale during the period	(17.3)	6.1	(11.2)
Adjustments for assumed changes in amortization patterns	4.0	(1.6)	2.4
Adjustments for assumed changes in policyholder liabilities	3.2	(1.1)	2.1
Noncredit component of impairment losses on fixed maturities,
available-for-sale (2)	(10.1)	3.4	(6.7)

Net unrealized losses on derivative instruments during the period	(25.9)	9.2	(16.7)
Reclassification adjustment for gains included in net income (3)	(2.5)	0.9	(1.6)
Adjustments for assumed changes in amortization patterns	25.9	(9.1)	16.8
Adjustments for assumed changes in policyholder liabilities	(70.0)	24.5	(45.5)
Net unrealized losses on derivative instruments	(72.5)	25.5	(47.0)

Foreign currency translation adjustment	(14.7)	5.7	(9.0)

Unrecognized postretirement benefit obligation during the period	(245.7)	86.0	(159.7)
Amortization of prior service cost and actuarial loss included in
net periodic benefit cost (4)	49.6	(17.3)	32.3
Net unrecognized postretirement benefit obligation	(196.1)	68.7	(127.4)

Other comprehensive income	$479.1	$(163.9)	$315.2

(1)	Pre-tax reclassification adjustments relating to available-for-sale securities are reported in net realized capital gains (losses) on the consolidated statements of operations.

(2)
Represents the net impact of (1) unrealized gains resulting from reclassification of previously recognized noncredit impairment losses from OCI to net realized capital gains (losses) for fixed maturities with bifurcated OTTI that had additional credit losses or fixed maturities that previously had bifurcated OTTI that have now been sold or are intended to be sold and (2) unrealized losses resulting from reclassification of noncredit impairment losses for fixed maturities with bifurcated OTTI from net realized capital gains (losses) to OCI.

(3)	See Note 6, Derivative Financial Instruments – Cash Flow Hedges, for further details.

(4)
Pre-tax amortization of prior service cost and actuarial loss included in net periodic benefit cost, which is comprised of amortization of prior service cost (benefit) and recognized net actuarial (gain) loss, is reported in operating expenses on the consolidated statements of operations. See Note 12, Employee and Agent Benefits – Components of Net Periodic Benefit Cost, for further details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Accumulated Other Comprehensive Income

		Noncredit
	Net unrealized	component of	Net unrealized	Foreign	Unrecognized	Accumulated
	gains on	impairment losses	gains on	currency	postretirement	other
	available-for-sale	on fixed maturities	derivative	translation	benefit	comprehensive
	securities	available-for-sale	instruments	adjustment	obligation	income

	(in millions)
Balances at January 1, 2012	$768.7	$(165.2)	$74.1	$12.1	$(361.1)	$328.6
Other comprehensive loss
during the period, net of
adjustments	432.8	(6.7)	(45.4)	(10.2)	(159.7)	210.8
Amounts reclassified to AOCI	72.5	—	(1.6)	—	32.3	103.2
Other comprehensive income	505.3	(6.7)	(47.0)	(10.2)	(127.4)	314.0
Balances at December 31, 2012	1,274.0	(171.9)	27.1	1.9	(488.5)	642.6
Other comprehensive loss
during the period, net of
adjustments	(516.5)	—	(9.7)	(0.4)	277.4	(249.2)
Amounts reclassified to AOCI	38.8	5.1	3.2	—	55.2	102.3
Other comprehensive loss	(477.7)	5.1	(6.5)	(0.4)	332.6	(146.9)
Balances at December 31, 2013	796.3	(166.8)	20.6	1.5	(155.9)	495.7
Pension plan transfer due to
change in sponsorship	—	—	—	—	221.7	221.7
Other comprehensive income
during the period, net of
adjustments	304.3	—	59.0	(2.4)	(17.4)	343.5
Amounts reclassified to AOCI	(43.1)	61.9	(2.4)	—	9.4	25.8
Other comprehensive income	261.2	61.9	56.6	(2.4)	(8.0)	369.3
Balances at December 31, 2014	$1,057.5	$(104.9)	$77.2	$(0.9)	$57.8	$1,086.7
Noncontrolling Interest

Interests held by unaffiliated parties in consolidated entities are reflected in noncontrolling interest, which represents the noncontrolling partners’ share of the underlying net assets of our consolidated subsidiaries. Noncontrolling interest that is not redeemable is reported in the equity section of the consolidated statements of financial position.

The noncontrolling interest holders in certain of our consolidated entities maintain an equity interest that is redeemable at the option of the holder, which may be exercised on varying dates. Since redemption of the noncontrolling interest is outside of our control, this interest is presented on the consolidated statements of financial position line item titled “Redeemable noncontrolling interest.” If the interest were to be redeemed, we would be required to purchase such interest at a redemption value based on fair value or a formula that management intended to reasonably approximate fair value based on a fixed multiple of earnings over a measurement period. As such, the carrying value of the redeemable noncontrolling interest is compared to the redemption value at each reporting period. Any adjustments to the carrying amount of the redeemable noncontrolling interest for changes in redemption value prior to exercise of the redemption option are determined after the attribution of net income or loss of the subsidiary and are recognized in the redemption value as they occur. Adjustments to the carrying value of redeemable noncontrolling interest result in adjustments to additional paid-in capital and/or retained earnings. Adjustments are recorded in retained earnings to the extent the redemption value of the redeemable noncontrolling interest exceeds its fair value. All other adjustments to the redeemable noncontrolling interest are recorded in additional paid-in capital.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Following is a reconciliation of the changes in the redeemable noncontrolling interest (in millions):

Balance at January 1, 2012	$22.2
Net income attributable to redeemable noncontrolling interest	1.0
Distributions to redeemable noncontrolling interest	(1.2)
Foreign currency translation adjustment	1.2
Balance at December 31, 2012	23.2
Net income attributable to redeemable noncontrolling interest	13.6
Reclassification from stockholder's equity (1)	166.7
Distributions to redeemable noncontrolling interest	(13.0)
Change in redemption value of redeemable noncontrolling interest	17.8
Foreign currency translation adjustment	0.4
Balance at December 31, 2013	208.7
Net income attributable to redeemable noncontrolling interest	9.7
Distributions to redeemable noncontrolling interest	(14.9)
Purchase of subsidiary shares from redeemable noncontrolling interest (2)	(215.7)
Change in redemption value of redeemable noncontrolling interest	34.6
Foreign currency translation adjustment	(1.3)
Balance at December 31, 2014	$21.1

(1)
During the third quarter of 2013, we identified a classification error of certain of our noncontrolling interests. The classification error had no impact on net income. We evaluated the classification error based on qualitative and quantitative factors in accordance with SEC Staff Accounting Bulletins 99 and 108 and concluded the impact was not material in the current or any prior quarterly or annual periods presented. During the third quarter of 2013, we recorded a $166.7 million increase to redeemable noncontrolling interest and a corresponding decrease to stockholder’s equity.

(2)	During the third quarter of 2014 we increased our ownership stake in Columbus Circle Investors.
Dividend Limitations
Under Iowa law, we may pay stockholder dividends only from the earned surplus arising from our business and must receive the prior approval of the Commissioner to pay a stockholder dividend if such a stockholder dividend would exceed certain statutory limitations. In general, the current statutory limitation is the greater of 10% of our policyholder surplus as of the preceding year-end or the net gain from operations from the previous calendar year. Based on this limitation and 2014 statutory results, we could pay approximately $615.2 million in stockholder dividends in 2015 without exceeding the statutory limitation.
15. Fair Value Measurements
We use fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type insurance contracts, are excluded from these fair value disclosure requirements.
Valuation Hierarchy
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety considering factors specific to the asset or liability.

•
Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities. Our Level 1 assets and liabilities primarily include exchange traded equity securities, mutual funds and U.S. Treasury bonds.

•
Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. Our Level 2 assets and liabilities primarily include fixed maturities (including public and private bonds), equity securities, derivatives and other investments for which public quotations are not available but that are priced by third-party pricing services or internal models using substantially all observable inputs.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

•
Level 3 – Fair values are based on at least one significant unobservable input for the asset or liability. Our Level 3 assets and liabilities include certain assets and liabilities priced using broker quotes or other valuation methods that utilize at least one significant unobservable input. These include fixed maturities, private equity securities, real estate and commercial mortgage loan investments of our separate accounts, commercial mortgage loan investments and obligations of consolidated VIEs for which the fair value option was elected, complex derivatives, embedded derivatives and equity method real estate investments for which the fair value option was elected.

Determination of Fair Value
The following discussion describes the valuation methodologies and inputs used for assets and liabilities measured at fair value on a recurring basis or disclosed at fair value. The techniques utilized in estimating the fair values of financial instruments are reliant on the assumptions used. Care should be exercised in deriving conclusions about our business, its value or financial position based on the fair value information of financial instruments presented below.
Fair value estimates are made based on available market information and judgments about the financial instrument at a specific point in time. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument. We validate prices through an investment analyst review process, which includes validation through direct interaction with external sources, review of recent trade activity or use of internal models. In circumstances where broker quotes are used to value an instrument, we generally receive one non-binding quote. Broker quotes are validated through an investment analyst review process, which includes validation through direct interaction with external sources and use of internal models or other relevant information. We did not make any significant changes to our valuation processes during 2014.
Fixed Maturities
Fixed maturities include bonds, redeemable preferred stock, ABS and certain nonredeemable preferred securities. When available, the fair value of fixed maturities is based on quoted prices of identical assets in active markets. These are reflected in Level 1 and primarily include U.S. Treasury bonds and actively traded redeemable corporate preferred securities.
When quoted prices of identical assets in active markets are not available, our first priority is to obtain prices from third party pricing vendors. We have regular interaction with these vendors to ensure we understand their pricing methodologies and to confirm they are utilizing observable market information. Their methodologies vary by asset class and include inputs such as estimated cash flows, benchmark yields, reported trades, broker quotes, credit quality, industry events and economic events. Fixed maturities with validated prices from pricing services, which includes the majority of our public fixed maturities in all asset classes, are generally reflected in Level 2. Also included in Level 2 are corporate bonds where quoted market prices are not available, for which an internal model using substantially all observable inputs or a matrix pricing valuation approach is used. In the matrix approach, securities are grouped into pricing categories that vary by sector, rating and average life. Each pricing category is assigned a risk spread based on studies of observable public market data from the investment professionals assigned to specific security classes. The expected cash flows of the security are then discounted back at the current Treasury curve plus the appropriate risk spread. Although the matrix valuation approach provides a fair valuation of each pricing category, the valuation of an individual security within each pricing category may actually be impacted by company specific factors.
If we are unable to price a fixed maturity security using prices from third party pricing vendors or other sources specific to the asset class, we may obtain a broker quote or utilize an internal pricing model specific to the asset utilizing relevant market information, to the extent available and where at least one significant unobservable input is utilized, which are reflected in Level 3 and can include fixed maturities across all asset classes. As of December 31, 2014, less than 1% of our fixed maturities were valued using internal pricing models, which were classified as Level 3 assets accordingly.
The primary inputs, by asset class, for valuations of the majority of our Level 2 investments from third party pricing vendors or our internal pricing valuation approach are described below.
U.S. Government and Agencies/Non-U.S. Governments. Inputs include recently executed market transactions, interest rate yield curves, maturity dates, market price quotations and credit spreads relating to similar instruments.
States and Political Subdivisions. Inputs include Municipal Securities Rulemaking Board reported trades, U.S. Treasury and other benchmark curves, material event notices, new issue data and obligor credit ratings.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Corporate. Inputs include recently executed transactions, market price quotations, benchmark yields, issuer spreads and observations of equity and credit default swap curves related to the issuer. For private placement corporate securities valued through the matrix valuation approach inputs include the current Treasury curve and risk spreads based on sector, rating and average life of the issuance.
RMBS, CMBS, Collateralized Debt Obligations and Other Debt Obligations. Inputs include cash flows, priority of the tranche in the capital structure, expected time to maturity for the specific tranche, reinvestment period remaining and performance of the underlying collateral including prepayments, defaults, deferrals, loss severity of defaulted collateral and, for RMBS, prepayment speed assumptions. Other inputs include market indices and recently executed market transactions.
Equity Securities
Equity securities include mutual funds, common stock and nonredeemable preferred stock. Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are reflected in Level 1. When quoted prices are not available, we may utilize internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices or the net asset value (“NAV”), which are reflected in Level 2. Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities, which are reflected in Level 3.
Derivatives
The fair values of exchange-traded derivatives are determined through quoted market prices, which are reflected in Level 1. Exchange-traded derivatives include futures that are settled daily such that their fair value is not reflected in the consolidated statements of financial position. The fair values of derivative instruments cleared through centralized clearinghouses are determined through market prices published by the clearinghouses, which are reflected in Level 2. The clearinghouses may utilize the overnight indexed swap curve in their valuation. The fair values of bilateral OTC derivative instruments are determined using either pricing valuation models that utilize market observable inputs or broker quotes. The majority of our bilateral OTC derivatives are valued with models that use market observable inputs, which are reflected in Level 2. Significant inputs include contractual terms, interest rates, currency exchange rates, credit spread curves, equity prices, and volatilities. These valuation models consider projected discounted cash flows, relevant swap curves, and appropriate implied volatilities. Certain bilateral OTC derivatives utilize unobservable market data, primarily independent broker quotes that are nonbinding quotes based on models that do not reflect the result of market transactions, which are reflected in Level 3.
Our non-cleared derivative contracts are generally documented under ISDA Master Agreements, which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Collateral arrangements are bilateral and based on current ratings of each entity. We utilize the LIBOR interest rate curve to value our positions, which includes a credit spread. This credit spread incorporates an appropriate level of nonperformance risk into our valuations given the current ratings of our counterparties, as well as the collateral agreements in place. Counterparty credit risk is routinely monitored to ensure our adjustment for non-performance risk is appropriate. Our centrally cleared derivative contracts are conducted with regulated centralized clearinghouses, which provide for daily exchange of cash collateral equal to the difference in the daily market values of those contracts that eliminates the non-performance risk on these trades.
Interest Rate Contracts. For non-cleared contracts we use discounted cash flow valuation techniques to determine the fair value of interest rate swaps using observable swap curves as the inputs. These are reflected in Level 2. For centrally cleared contracts we use published prices from clearinghouses. These are reflected in Level 2. In addition, we have a limited number of complex inflation-linked interest rate swaps, interest rate collars and swaptions that are valued using broker quotes. These are reflected in Level 3.
Foreign Exchange Contracts. We use discounted cash flow valuation techniques that utilize observable swap curves and exchange rates as the inputs to determine the fair value of foreign currency swaps. These are reflected in Level 2. In addition, we have a limited number of non-standard currency swaps that are valued using broker quotes. These are reflected within Level 3.
Equity Contracts. We use an option pricing model using observable implied volatilities, dividend yields, index prices and swap curves as the inputs to determine the fair value of equity options. These are reflected in Level 2.
Credit Contracts. We use either the ISDA Credit Default Swap Standard discounted cash flow model that utilizes observable default probabilities and recovery rates as inputs or broker prices to determine the fair value of credit default swaps. These are reflected in Level 3. In addition, we have a limited number of total return swaps that are valued based on the observable quoted price of underlying equity indices. These are reflected in Level 2.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Other Investments
Other investments reported at fair value include seed money investments, other investment funds, commercial mortgage loans of consolidated VIEs and equity method real estate investments for which the fair value option was elected.
The fair value of seed money and other investment funds is determined using the NAV of the fund. The NAV of the funds represents the price at which we feel we would be able to initiate a transaction. Seed money investments in mutual funds for which the NAV is published are reflected in Level 1. Seed money investments in mutual funds in markets that do not have a published NAV and other investment funds, which are relatively illiquid due to restrictions on sale, are reflected in Level 2.
Commercial mortgage loans of consolidated VIEs and equity method real estate investments for which the fair value option was elected are reflected in Level 3. Fair value of the commercial mortgage loans is computed utilizing a discount rate based on the current market. The market discount rate is then adjusted based on various factors that differentiate it from our pool of loans. The equity method real estate investments consist of underlying real estate and debt. The real estate fair value is estimated using a discounted cash flow valuation model that utilizes various public real estate market data inputs. The debt fair value is estimated using a discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements.
Cash and Cash Equivalents
Certain cash equivalents are reported at fair value on a recurring basis and include money market instruments and other short-term investments with maturities of less than three months. Fair values of these cash equivalents may be determined using public quotations, when available, which are reflected in Level 1. When public quotations are not available, because of the highly liquid nature of these assets, carrying amounts may be used to approximate fair values, which are reflected in Level 2.
Separate Account Assets
Separate account assets include equity securities, debt securities and derivative instruments, for which fair values are determined as previously described, and are reflected in Level 1, Level 2 and Level 3. Separate account assets also include commercial mortgage loans, for which the fair value is estimated by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of the loans. The market clearing spreads vary based on mortgage type, weighted average life, rating and liquidity. These are reflected in Level 3. Finally, separate account assets include real estate, for which the fair value is estimated using discounted cash flow valuation models that utilize various public real estate market data inputs. In addition, each property is appraised annually by an independent appraiser. The real estate included in separate account assets is recorded net of related mortgage encumbrances for which the fair value is estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements. The real estate within the separate accounts is reflected in Level 3.
Investment-Type Insurance Contracts
Certain annuity contracts and other investment-type insurance contracts include embedded derivatives that have been bifurcated from the host contract and that are measured at fair value on a recurring basis, which are reflected in Level 3. The key assumptions for calculating the fair value of the embedded derivative liabilities are market assumptions (such as equity market returns, interest rate levels, market volatility and correlations) and policyholder behavior assumptions (such as lapse, mortality, utilization and withdrawal patterns). Risk margins are included in the policyholder behavior assumptions. The assumptions are based on a combination of historical data and actuarial judgment. The embedded derivative liabilities are valued using stochastic models that incorporate a spread reflecting our own creditworthiness.
The assumption for our own non-performance risk for investment-type insurance contracts and any embedded derivatives bifurcated from certain annuity and investment-type insurance contracts is based on the current market credit spreads for debt-like instruments that we have issued and are available in the market.
Other Liabilities
Certain obligations reported in other liabilities include embedded derivatives to deliver underlying securities of structured investments to third parties. The fair value of the embedded derivatives is calculated based on the value of the underlying securities that are valued based on prices obtained from third party pricing vendors as utilized and described in our discussion of how fair value is determined for fixed maturities, which are reflected in Level 2.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Additionally, obligations of consolidated VIEs for which the fair value option was elected are included in other liabilities. These obligations are valued either based on prices obtained from third party pricing vendors as utilized and described in our discussion of how fair value is determined for fixed maturities, which are reflected in Level 2, or broker quotes, which are reflected in Level 3.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

Assets and liabilities measured at fair value on a recurring basis are summarized below.

	December 31, 2014
	Assets/
	(liabilities)	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3

	(in millions)
Assets
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,110.7	$709.4	$401.3	$—
Non-U.S. governments	446.6	—	436.3	10.3
States and political subdivisions	4,176.2	—	4,176.2	—
Corporate	28,914.7	40.2	28,685.9	188.6
Residential mortgage-backed securities	2,805.2	—	2,805.2	—
Commercial mortgage-backed securities	3,975.5	—	3,975.5	—
Collateralized debt obligations	504.1	—	439.9	64.2
Other debt obligations	4,616.4	—	4,552.7	63.7
Total fixed maturities, available-for-sale	46,549.4	749.6	45,473.0	326.8
Fixed maturities, trading	400.3	—	260.6	139.7
Equity securities, available-for-sale	108.9	53.4	51.4	4.1
Equity securities, trading	191.6	2.0	189.6	—
Derivative assets (1)	650.8	—	597.1	53.7
Other investments (2)	239.6	—	112.4	127.2
Cash equivalents (3)	284.5	—	284.5	—
Sub-total excluding separate account assets	48,425.1	805.0	46,968.6	651.5

Separate account assets	94,328.4	73,181.4	15,289.5	5,857.5
Total assets	$142,753.5	$73,986.4	$62,258.1	$6,509.0

Liabilities
Investment-type insurance contracts (4)	$(155.9)	$—	$—	$(155.9)
Derivative liabilities (1)	(763.8)	—	(728.3)	(35.5)
Other liabilities (4)	(310.1)	—	(243.8)	(66.3)
Total liabilities	$(1,229.8)	$—	$(972.1)	$(257.7)

Net assets	$141,523.7	$73,986.4	$61,286.0	$6,251.3

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

	December 31, 2013
	Assets/
	(liabilities)	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3

	(in millions)
Assets
Fixed maturities, available-for-sale:
U.S. government and agencies	$769.7	$398.6	$371.1	$—
Non-U.S. governments	523.6	—	511.9	11.7
States and political subdivisions	3,632.4	—	3,630.6	1.8
Corporate	29,217.2	40.3	29,062.1	114.8
Residential mortgage-backed securities	2,823.6	—	2,823.6	—
Commercial mortgage-backed securities	4,026.4	—	4,024.8	1.6
Collateralized debt obligations	363.4	—	325.6	37.8
Other debt obligations	4,167.8	—	4,083.7	84.1
Total fixed maturities, available-for-sale	45,524.1	438.9	44,833.4	251.8
Fixed maturities, trading	358.5	—	188.6	169.9
Equity securities, available-for-sale	102.6	34.6	51.1	16.9
Equity securities, trading	169.7	8.7	161.0	—
Derivative assets (1)	651.1	—	576.9	74.2
Other investments (2)	279.3	—	136.4	142.9
Cash equivalents (3)	1,160.5	—	1,160.5	—
Sub-total excluding separate account assets	48,245.8	482.2	47,107.9	655.7

Separate account assets	83,790.3	65,599.5	13,092.9	5,097.9
Total assets	$132,036.1	$66,081.7	$60,200.8	$5,753.6

Liabilities
Investment-type insurance contracts (4)	$9.5	$—	$—	$9.5
Derivative liabilities (1)	(1,017.3)	—	(977.7)	(39.6)
Other liabilities (4)	(322.1)	—	(248.2)	(73.9)
Total liabilities	$(1,329.9)	$—	$(1,225.9)	$(104.0)

Net assets	$130,706.2	$66,081.7	$58,974.9	$5,649.6

(1)
Within the consolidated statements of financial position, derivative assets are reported with other investments and derivative liabilities are reported with other liabilities. Refer to Note 6, Derivative Financial Instruments, for further information on fair value by class of derivative instruments. Our derivatives are primarily Level 2, with the exception of certain credit default swaps and other swaps that are Level 3.

(2)	Primarily includes seed money investments, other investment funds, commercial mortgage loans of consolidated VIEs and equity method investments reported at fair value.

(3)	Includes money market instruments and short-term investments with a maturity date of three months or less when purchased.

(4)
Includes bifurcated embedded derivatives that are reported at fair value within the same line item in the consolidated statements of financial position in which the host contract is reported. Other liabilities also include obligations of consolidated VIEs reported at fair value.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Changes in Level 3 Fair Value Measurements

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) are summarized as follows:

	For the year ended December 31, 2014
		Total realized/unrealized
		gains (losses)						Changes in
	Beginning			Net			Ending	unrealized
	asset/			purchases,			asset/	gains (losses)
	(liability)			sales,			(liability)	included in
	balance	Included	Included in	issuances			balance	net income
	as of	in net	other	and	Transfers	Transfers	as of	relating to
	December 31,	income	comprehensive	settlements	into	out of	December 31,	positions still
	2013	(1)	income	(4)	Level 3	Level 3	2014	held (1)

	(in millions)
Assets
Fixed maturities,
available-for-sale:
Non-U.S.
governments	$11.7	$—	$(0.2)	$(1.2)	$—	$—	$10.3	$—
States and political
subdivisions	1.8	—	—	(0.1)	—	(1.7)	—	—
Corporate	114.8	(1.4)	(1.5)	48.0	46.6	(17.9)	188.6	(1.3)
Commercial
mortgage-backed
securities	1.6	(1.2)	1.3	(6.0)	6.8	(2.5)	—	—
Collateralized
debt obligations	37.8	—	0.4	46.1	3.9	(24.0)	64.2	—
Other debt
obligations	84.1	—	1.4	7.9	—	(29.7)	63.7	—
Total fixed
maturities,
available-for-sale	251.8	(2.6)	1.4	94.7	57.3	(75.8)	326.8	(1.3)
Fixed maturities,
trading	169.9	9.9	—	(40.1)	—	—	139.7	1.2
Equity securities,
available-for-sale	16.9	4.2	2.8	(20.0)	0.2	—	4.1	(0.3)
Derivative assets	74.2	(32.0)	—	11.5	—	—	53.7	(32.0)
Other investments	142.9	15.7	—	(31.4)	—	—	127.2	15.7
Separate account
assets (2)	5,097.9	653.5	—	115.6	4.4	(13.9)	5,857.5	608.4

Liabilities
Investments-type
insurance
contracts	9.5	(190.2)	—	24.8	—	—	(155.9)	(190.6)
Derivative liabilities	(39.6)	3.9	(0.4)	0.6	—	—	(35.5)	(0.9)
Other liabilities (3)	(73.9)	(1.4)	—	9.0	—	—	(66.3)	(0.8)

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

	For the year ended December 31, 2013
		Total realized/unrealized
		gains (losses)						Changes in
	Beginning			Net			Ending	unrealized
	asset/			purchases,			asset/	gains (losses)
	(liability)			sales,			(liability)	included in
	balance	Included	Included in	issuances			balance	net income
	as of	in net	other	and	Transfers	Transfers	as of	relating to
	December 31,	income	comprehensive	settlements	into	out of	December 31,	positions still
	2012	(1)	income	(4)	Level 3	Level 3	2013	held (1)

	(in millions)
Assets
Fixed maturities,
available-for-sale:
Non-U.S.
governments	$12.9	$—	$—	$(1.2)	$—	$—	$11.7	$—
States and political
subdivisions	1.9	—	—	(0.1)	—	—	1.8	—
Corporate	117.8	(11.4)	2.2	(15.2)	105.3	(83.9)	114.8	(8.6)
Commercial
mortgage-backed
securities	—	—	(0.1)	(0.7)	2.4	—	1.6	—
Collateralized
debt obligations	77.6	2.1	7.2	(56.0)	31.7	(24.8)	37.8	—
Other debt
obligations	14.7	(0.3)	2.8	34.9	32.0	—	84.1	(0.3)
Total fixed
maturities,
available-for-sale	224.9	(9.6)	12.1	(38.3)	171.4	(108.7)	251.8	(8.9)
Fixed maturities,
trading	166.8	3.0	—	0.1	—	—	169.9	3.1
Equity securities,
available-for-sale	15.3	(0.2)	1.8	—	—	—	16.9	(0.2)
Derivative assets	73.3	(20.7)	—	21.6	—	—	74.2	(19.8)
Other investments	113.9	11.2	—	17.8	—	—	142.9	11.2
Separate account
assets (2)	4,450.7	585.2	—	55.8	12.7	(6.5)	5,097.9	556.1

Liabilities
Investments-type
insurance
contracts	(148.1)	143.4	—	14.2	—	—	9.5	141.1
Derivative liabilities	(101.7)	54.4	(0.1)	7.8	—	—	(39.6)	53.9
Other liabilities (3)	(39.6)	(34.3)	—	—	—	—	(73.9)	(34.3)

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

	For the year ended December 31, 2012
		Total realized/unrealized
		gains (losses)						Changes in
	Beginning			Net			Ending	unrealized
	asset/			purchases,			asset/	gains (losses)
	(liability)			sales,			(liability)	included in
	balance	Included	Included in	issuances			balance	net income
	as of	in net	other	and	Transfers	Transfers	as of	relating to
	December 31,	income	comprehensive	settlements	into	out of	December 31,	positions still
	2011	(1)	income	(4)	Level 3	Level 3	2012	held (1)

	(in millions)
Assets
Fixed maturities,
available-for-sale:
Non-U.S.
governments	$—	$—	$(0.5)	$(1.1)	$14.5	$—	$12.9	$—
States and political
subdivisions	—	—	0.2	(0.1)	1.8	—	1.9	—
Corporate	239.2	(8.8)	22.7	(77.6)	79.7	(137.4)	117.8	(2.2)
Collateralized
debt obligations	102.5	(3.3)	5.1	4.5	—	(31.2)	77.6	—
Other debt
obligations	27.3	(2.2)	0.5	(26.2)	15.3	—	14.7	(2.2)
Total fixed
maturities,
available-for-sale	369.0	(14.3)	28.0	(100.5)	111.3	(168.6)	224.9	(4.4)
Fixed maturities,
trading	220.8	3.2	—	(66.7)	9.5	—	166.8	(4.4)
Equity securities,
available-for-sale	18.0	(0.3)	(2.4)	—	—	—	15.3	—
Derivative assets	59.0	10.8	—	3.5	—	—	73.3	12.0
Other investments	97.5	2.1	—	14.3	—	—	113.9	2.2
Separate account
assets (2)	4,049.0	423.2	—	(21.2)	1.6	(1.9)	4,450.7	414.6

Liabilities
Investments-type
insurance
contracts	(171.8)	37.4	—	(13.7)	—	—	(148.1)	34.5
Derivative liabilities	(177.1)	36.0	1.3	38.1	—	—	(101.7)	34.4
Other liabilities (3)	(24.2)	(23.5)	—	8.1	—	—	(39.6)	(20.2)

(1)
Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations. Realized and unrealized gains (losses) on certain fixed maturities, trading and certain derivatives used in relation to certain trading portfolios are reported in net investment income within the consolidated statements of operations.

(2)	Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.

(3)	Certain embedded derivatives reported in other liabilities are part of a cash flow hedge, with the effective portion of the unrealized gains (losses) recorded in AOCI.

(4)	Gross purchases, sales, issuances and settlements were:

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

	For the year ended December 31, 2014
					Net purchases,
					sales, issuances
	Purchases	Sales	Issuances	Settlements	and settlements

	(in millions)
Assets
Fixed maturities, available-for-sale:
Non-U.S. governments	$—	$—	$—	$(1.2)	$(1.2)
States and political subdivisions	—	—	—	(0.1)	(0.1)
Corporate	79.3	(23.6)	—	(7.7)	48.0
Commercial mortgage-backed securities	—	(5.8)	—	(0.2)	(6.0)
Collateralized debt obligations	61.3	—	—	(15.2)	46.1
Other debt obligations	19.2	—	—	(11.3)	7.9

Total fixed maturities, available-for-sale	159.8	(29.4)	—	(35.7)	94.7
Fixed maturities, trading	—	(10.0)	—	(30.1)	(40.1)
Equity securities, available-for-sale	—	(20.0)	—	—	(20.0)
Derivative assets	11.8	(0.3)	—	—	11.5
Other investments	0.2	—	—	(31.6)	(31.4)
Separate account assets (5)	537.6	(330.5)	(331.8)	240.3	115.6

Liabilities
Investment-type insurance contracts	—	—	20.7	4.1	24.8
Derivative liabilities	(1.5)	2.1	—	—	0.6
Other liabilities	—	9.0	—	—	9.0

	For the year ended December 31, 2013
					Net purchases,
					sales, issuances
	Purchases	Sales	Issuances	Settlements	and settlements

	(in millions)
Assets
Fixed maturities, available-for-sale:
Non-U.S. governments	$—	$—	$—	$(1.2)	$(1.2)
States and political subdivisions	—	—	—	(0.1)	(0.1)
Corporate	18.0	(17.0)	—	(16.2)	(15.2)
Commercial mortgage-backed securities	—	—	—	(0.7)	(0.7)
Collateralized debt obligations	17.0	(47.4)	—	(25.6)	(56.0)
Other debt obligations	37.8	—	—	(2.9)	34.9
Total fixed maturities, available-for-sale	72.8	(64.4)	—	(46.7)	(38.3)
Fixed maturities, trading	—	—	—	0.1	0.1
Derivative assets	22.1	(0.5)	—	—	21.6
Other investments	30.2	—	—	(12.4)	17.8
Separate account assets (5)	276.0	(170.8)	(21.8)	(27.6)	55.8

Liabilities
Investment-type insurance contracts	—	—	10.9	3.3	14.2
Derivative liabilities	(3.4)	11.2	—	—	7.8

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

	For the year ended December 31, 2012
					Net purchases,
					sales, issuances
	Purchases	Sales	Issuances	Settlements	and settlements

	(in millions)
Assets
Fixed maturities, available-for-sale:
Non-U.S. governments	$—	$—	$—	$(1.1)	$(1.1)
States and political subdivisions	—	—	—	(0.1)	(0.1)
Corporate	0.3	(65.2)	—	(12.7)	(77.6)
Collateralized debt obligations	5.1	(1.1)	—	0.5	4.5
Other debt obligations	—	—	—	(26.2)	(26.2)
Total fixed maturities, available-for-sale	5.4	(66.3)	—	(39.6)	(100.5)
Fixed maturities, trading	—	(24.6)	—	(42.1)	(66.7)
Derivative assets	3.7	(0.2)	—	—	3.5
Other investments	34.0	—	—	(19.7)	14.3
Separate account assets (5)	134.8	(120.8)	(208.4)	173.2	(21.2)

Liabilities
Investment-type insurance contracts	—	—	(16.6)	2.9	(13.7)
Derivative liabilities	(3.9)	42.0	—	—	38.1
Other liabilities	—	8.1	—	—	8.1

(5)	Issuances and settlements include amounts related to mortgage encumbrances associated with real estate in our separate accounts.
Transfers
Transfers of assets and liabilities measured at fair value on a recurring basis between fair value hierarchy levels are summarized below.

	For the year ended December 31, 2014
	Transfers out	Transfers out	Transfers out	Transfers out	Transfers out	Transfers out
	of Level 1 into	of Level 1 into	of Level 2 into	of Level 2 into	of Level 3 into	of Level 3 into
	Level 2	Level 3	Level 1	Level 3	Level 1	Level 2

	(in millions)
Assets
Fixed maturities, available-for-
sale:
States and political subdivisions	$—	$—	$—	$—	$—	$1.7
Corporate	—	—	—	46.6	—	17.9
Commercial mortgage-backed
securities	—	—	—	6.8	—	2.5
Collateralized debt obligations	—	—	—	3.9	—	24.0
Other debt obligations	—	—	—	—	—	29.7
Total fixed maturities,
available-for-sale	—	—	—	57.3	—	75.8
Equity securities, available-for-
sale	—	—	—	0.2	—	—
Separate account assets	33.0	—	71.3	4.4	—	13.9

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

	For the year ended December 31, 2013
	Transfers out	Transfers out	Transfers out	Transfers out	Transfers out	Transfers out
	of Level 1 into	of Level 1 into	of Level 2 into	of Level 2 into	of Level 3 into	of Level 3 into
	Level 2	Level 3	Level 1	Level 3	Level 1	Level 2

	(in millions)
Assets
Fixed maturities, available-for-
sale:
Corporate	$—	$—	$—	$105.3	$—	$83.9
Commercial mortgage-backed
securities	—	—	—	2.4	—	—
Collateralized debt obligations	—	—	—	31.7	—	24.8
Other debt obligations	—	—	—	32.0	—	—
Total fixed maturities,
available-for-sale	—	—	—	171.4	—	108.7
Separate account assets	253.9	0.1	15.5	12.6	—	6.5

	For the year ended December 31, 2012
	Transfers out	Transfers out	Transfers out	Transfers out	Transfers out	Transfers out
	of Level 1 into	of Level 1 into	of Level 2 into	of Level 2 into	of Level 3 into	of Level 3 into
	Level 2	Level 3	Level 1	Level 3	Level 1	Level 2

	(in millions)
Assets
Fixed maturities, available-for-
sale:
Non-U.S. governments	$—	$—	$—	$14.5	$—	$—
States and political subdivisions	—	—	—	1.8	—	—
Corporate	—	—	—	79.7	—	137.4
Collateralized debt obligations	—	—	—	—	—	31.2
Other debt obligations	—	—	—	15.3	—	—
Total fixed maturities,
available-for-sale	—	—	—	111.3	—	168.6
Fixed maturities, trading	—	—	—	9.5	—	—
Separate account assets	3,255.7	0.3	205.5	1.3	—	1.9

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.
We had significant transfers of separate account assets between Level 1 and Level 2, primarily related to foreign equity securities. When these securities are valued at the local close price of the exchange where the assets traded, they are reflected in Level 1. When events materially affecting the value occur between the close of the local exchange and the New York Stock Exchange, we use adjusted prices determined by a third party pricing vendor to update the foreign market closing prices and the fair value is reflected in Level 2.
Assets transferred into Level 3 during 2014, 2013 and 2012, primarily included those assets for which we are now unable to obtain pricing from a recognized third party pricing vendor as well as assets that were previously priced using a matrix valuation approach that may no longer be relevant when applied to asset-specific situations.
Assets transferred out of Level 3 during 2014, 2013 and 2012, included those for which we are now able to obtain pricing from a recognized third party pricing vendor or from internal models using substantially all market observable information.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Quantitative Information about Level 3 Fair Value Measurements

The following table provides quantitative information about the significant unobservable inputs used for recurring fair value measurements categorized within Level 3, excluding assets and liabilities for which significant quantitative unobservable inputs are not developed internally, which primarily consists of those valued using broker quotes. Refer to “Assets and liabilities measured at fair value on a recurring basis” for a complete valuation hierarchy summary.

	December 31, 2014
	Assets /
	(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average

	(in millions)
Assets
Fixed maturities, available-for-sale:
Non-U.S. governments	$10.3	Discounted cash flow	Discount rate (1)	2.2%	2.2%
			Illiquidity premium	50 basis points ("bps")	50bps
Corporate	83.0	Discounted cash flow	Discount rate (1)	1.8%-6.7%	4.0%
			Comparability adjustment	0bps-1bps	0bps
			Illiquidity premium	0bps-25bps	13bps
Collateralized debt obligations	12.7	Discounted cash flow	Discount rate (1)	2.7%-17.1%	6.1%
			Probability of default	0%-100%	23.5%
			Potential loss severity	0%-70%	16.4%
Other debt obligations	49.3	Discounted cash flow	Discount rate (1)	1.4%-5.0%	2.3%
			Illiquidity premium	0bps-1,000bps	175bps
Fixed maturities, trading	15.2	Discounted cash flow	Discount rate (1)	1.8%-126.9%	3.5%
			Illiquidity premium	200bps- 1,400bps	460bps
	100.4	See note (2)

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

	December 31, 2014
	Assets /
	(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average

	(in millions)
Other investments	35.0	Discounted cash flow - commercial mortgage loans of consolidated VIEs	Discount rate (1)	4.2%	4.2%
			Illiquidity premium	76bps	76bps
	92.2	Discounted cash flow - equity method real estate investments	Discount rate (1)	7.3%-8.0%	7.6%
			Terminal capitalization rate	5.5%-6.8%	6.1%
			Average market rent growth rate	3.3%-3.7%	3.5%
		Discounted cash flow - equity method real estate investments - debt	Loan to value	34.2%-58.9%	46.5%
			Credit spread rate	1.8%-2.0%	1.9%
Separate account assets	5,857.4	Discounted cash flow - mortgage loans	Discount rate (1)	1.1%-6.9%	3.2%
			Illiquidity premium	0bps-60bps	7bps
			Credit spread rate	70bps-632bps	221bps
		Discounted cash flow - real estate	Discount rate (1)	6.0%-24.6%	7.4%
			Terminal capitalization rate	4.5%-9.5%	6.4%
			Average market rent growth rate	1.3%-4.4%	3.0%
		Discounted cash flow - real estate debt	Loan to value	6.8%-64.1%	46.5%
			Credit spread rate	2.1%-4.8%	3.4%

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

December 31, 2014
Assets /
(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average

(in millions)
Liabilities
Investment-type insurance contracts	(155.9)	Discounted cash flow	Long duration interest rate	2.6%-2.7% (3)
			Long-term equity market volatility	18.4%-39.5%
			Non-performance risk	0.1%-1.4%
			Utilization rate	See note (4)
			Lapse rate	0.5%-11.8%
			Mortality rate	See note (5)
Derivative liabilities	(19.3)	See note (2)
Other liabilities	(66.3)	See note (2)

	December 31, 2013
	Assets /
	(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average

	(in millions)
Assets
Fixed maturities, available-for-sale:
Non-U.S. governments	$11.7	Discounted cash flow	Discount rate (1)	2.0%	2.0%
			Illiquidity premium	50 bps	50bps
Corporate	70.1	Discounted cash flow	Discount rate (1)	1.9%-7.7%	4.4%
			Earnings before interest, taxes, depreciation and amortization multiple	0x-4.5x	0.2x
			Comparability adjustment	0bps-125bps	43bps
			Probability of default	0%-100%	5.4%
			Potential loss severity	0%-16%	0.9%
			Illiquidity premium	0bps-25bps	15bps
Commercial mortgage-backed	1.6	Discounted cash	Discount rate (1)	1.5%-4.5%	1.5%
securities		flow
Collateralized debt obligations	13.6	Discounted cash flow	Discount rate (1)	1.5%	1.5%
			Illiquidity premium	400bps	400bps

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

	December 31, 2013
	Assets /
	(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average

	(in millions)
Other debt obligations	33.6	Discounted cash flow	Discount rate (1)	2.0%-15.0%	6.7%
			Illiquidity premium	0bps-50bps	11bps
Fixed maturities, trading	36.3	Discounted cash flow	Discount rate (1)	1.6%-83.0%	3.4%
			Illiquidity premium	0bps-1,400bps	370bps
	110.4	See note (2)
Other investments	68.1	Discounted cash flow - commercial mortgage loans of consolidated VIEs	Discount rate (1)	4.8%	4.8%
			Illiquidity premium	94bps	94bps
	74.8	Discounted cash flow - equity method real estate investments	Discount rate (1)	7.8%-8.1%	7.9%
			Terminal capitalization rate	5.5%-6.8%	6.1%
			Average market rent growth rate	3.5%-3.6%	3.6%
		Discounted cash flow - equity method real estate investments - debt	Loan to value	40.5%-61.0%	50.7%
			Credit spread rate	1.5%-2.0%	1.8%

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

	December 31, 2013
	Assets /
	(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average

	(in millions)
Separate account assets	5,090.4	Discounted cash flow - mortgage loans	Discount rate (1)	0.6%-5.6%	3.3%
			Illiquidity premium	0bps-60bps	12bps
			Credit spread rate	32bps-440bps	214bps
		Discounted cash flow - real estate	Discount rate (1)	6.0%-16.0%	7.6%
			Terminal capitalization rate	4.5%-9.0%	6.6%
			Average market rent growth rate	2.4%-4.7%	3.0%
		Discounted cash flow - real estate debt	Loan to value	11.0%-55.9%	50.3%
			Credit spread rate	1.5%-5.2%	3.3%

Liabilities
Investment-type insurance contracts	9.5	Discounted cash flow	Long duration interest rate	3.8%-3.9% (3)
			Long-term equity market volatility	18.4%-40.1%
			Non-performance risk	0.2%-1.2%
			Utilization rate	See note (4)
			Lapse rate	0.5%-11.8%
			Mortality rate	See note (5)
Derivative liabilities	(19.9)	See note (2)
Other liabilities	(73.9)	See note (2)

(1)
Represents market comparable interest rate or an index adjusted rate used as the base rate in the discounted cash flow analysis prior to any credit spread, illiquidity or other adjustments, where applicable.

(2)
Relates to a consolidated collateralized private investment vehicle that is a VIE. Fixed maturities, trading represents the underlying collateral of the investment structure and consists of high-grade fixed maturity investments, which are over-collateralized based on outstanding notes priced at par. The derivative liability represents credit default swaps that are valued using a correlation model to the credit default swap (“CDS”) Index (“CDX”) and inputs to the valuation are based on observable market data such as the end of period swap curve, CDS constituents of the index and spread levels of the index, as well as CDX tranche spreads. The value of the obligations, which are due at maturity or termination of the trust, reflect the third parties’ interest in the investment structure.

(3)
Represents the range of rate curves used in the valuation analysis that we have determined market participants would use when pricing the instrument. Derived from interpolation between observable 20 and 30-year swap rates.

(4)	This input factor is the number of contractholders taking withdrawals as well as the amount and timing of the withdrawals and a range does not provide a meaningful presentation.

(5)	This input is based on an appropriate industry mortality table and a range does not provide a meaningful presentation.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of the assets to significantly decrease or increase, respectively. Additionally, we may adjust the base discount rate or the modeled price by applying an illiquidity premium given the highly structured nature of certain assets. Increases or decreases in this illiquidity premium could cause significant decreases or increases, respectively, in the fair value of the asset.
Embedded derivatives can be either assets or liabilities within the investment-type insurance contracts line item, depending on certain inputs at the reporting date. Increases to an asset or decreases to a liability are described as increases to fair value. Increases or decreases in market volatilities could cause significant decreases or increases, respectively, in the fair value of embedded derivatives in investment-type insurance contracts. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value and impact the discount rate used in the discounted future cash flows valuation. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals. Increases or decreases in risk free rates could cause the fair value of the embedded derivative to significantly increase or decrease, respectively. Increases or decreases in our own credit risks, which impact the rates used to discount future cash flows, could significantly increase or decrease, respectively, the fair value of the embedded derivative. All of these changes in fair value would impact net income.
Decreases or increases in the mortality rate assumption could cause the fair value of the embedded derivative to decrease or increase, respectively. Decreases or increases in the overall lapse rate assumption could cause the fair value of the embedded derivative to decrease or increase, respectively. The lapse rate assumption varies dynamically based on the relationship of the guarantee and associated account value. A stronger or weaker dynamic lapse rate assumption could cause the fair value of the embedded derivative to decrease or increase, respectively. The utilization rate assumption includes how many contractholders will take withdrawals, when they will take them and how much of their benefit they will take. Increases or decreases in the assumption of the number of contractholders taking withdrawals could cause the fair value of the embedded derivative to decrease or increase, respectively. Assuming contractholders take withdrawals earlier or later could cause the fair value of the embedded derivative to decrease or increase, respectively. Assuming contractholders take more or less of their benefit could cause the fair value of the embedded derivative to decrease or increase, respectively.
Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis
Certain assets are measured at fair value on a nonrecurring basis. During 2014, certain mortgage loans had been marked to fair value of $68.1 million. The net impact of impairments and improvements in estimated fair value of previously impaired loans resulted in a net loss of $10.0 million that was recorded in net realized capital gains (losses) as part of the mortgage loan valuation allowance. This includes the impact of certain loans no longer on our books. These collateral-dependent mortgage loans are a Level 3 fair value measurement, as fair value is based on the fair value of the underlying real estate collateral, which is estimated using appraised values that involve significant unobservable inputs. The fair value of the underlying collateral is determined based on a discounted cash flow valuation either from an external broker opinion of value or an internal model. Significant inputs used in the discounted cash flow calculation include: a discount rate, terminal capitalization rate and average market rent growth. The ranges of inputs used in the fair value measurements for the mortgage loans marked to fair value during 2014 were:
Discount rate = 8.8% - 11.0%
Terminal capitalization rate = 7.3% - 9.0%
Average market rent growth = 2.0% - 10.9%
During 2014, certain real estate had been written down to fair value of $22.3 million. This write down resulted in a loss of $6.2 million that was recorded in net realized capital gains (losses). This is a Level 3 fair value measurement, as the fair value of real estate is estimated based on a discounted cash flow valuation from an internal model. Significant inputs used in the discounted cash flow calculation include a discount rate, terminal capitalization rate and average market rent growth. The ranges of inputs used in the fair value measurements for the real estate marked to fair value during 2014 were:
Discount rate = 9.6% - 11.8%
Terminal capitalization rate = 8.3% - 8.5%
Average market rent growth = 3.0% - 3.6%
During 2013, certain mortgage loans had been marked to fair value of $151.5 million. The net impact of impairments and improvements in estimated fair value of previously impaired loans resulted in a net loss of $28.5 million that was recorded in net realized capital gains (losses) as part of the mortgage loan valuation allowance. This includes the impact of certain loans no longer on our books. These collateral-dependent mortgage loans are a Level 3 fair value measurement, as fair value is based on the fair value of the underlying real estate collateral, which is estimated using appraised values that involve significant unobservable inputs. The fair value of the underlying collateral is determined based on a discounted cash flow valuation either from an external broker opinion of

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

value or an internal model. Significant inputs used in the discounted cash flow calculation include: a discount rate, terminal capitalization rate and average market rent growth. The ranges of inputs used in the fair value measurements for the mortgage loans marked to fair value during 2013 were:

Discount rate = 8.0% - 20.0%
Terminal capitalization rate = 7.3% - 10.5%
Average market rent growth = 1.0% - 10.9%

During 2013, certain mortgage servicing rights had been marked to fair value of $7.3 million. The net impact of impairments and subsequent improvements in estimated fair value of previously impaired mortgage servicing rights resulted in a net gain of $1.3 million that was recorded in operating expenses. These mortgage servicing rights are a Level 3 fair value measurement, as fair value is determined by calculating the present value of the future servicing cash flows from the underlying mortgage loans. The discount rate used in calculating the present value of the future servicing cash flows was 4.3% for the year ended December 31, 2013.

During 2012, certain mortgage loans had been marked to fair value of $171.2 million. The net impact of impairments and improvements in estimated fair value of previously impaired loans resulted in a net loss of $13.1 million that was recorded in net realized capital gains (losses) as part of the mortgage loan valuation allowance. This includes the impact of certain loans no longer on our books. These collateral-dependent mortgage loans are a Level 3 fair value measurement, as fair value is based on the fair value of the underlying real estate collateral, which is estimated using appraised values that involve significant unobservable inputs. The fair value of the underlying collateral is determined based on a discounted cash flow valuation either from an external broker opinion of value or an internal model. Significant inputs used in the discounted cash flow calculation include: a discount rate, terminal capitalization rate and average market rent growth. The ranges of inputs used in the fair value measurements for the mortgage loans marked to fair value during 2012 were:

Discount rate = 8.0% - 20.0%
Terminal capitalization rate = 6.3% - 10.5%
Average market rent growth = 3.0% - 8.0%

During 2012, certain mortgage servicing rights had been marked to fair value of $7.0 million. The net impact of impairments and subsequent improvements in estimated fair value of previously impaired mortgage servicing rights resulted in a net gain of $0.4 million that was recorded in operating expenses. These mortgage servicing rights are a Level 3 fair value measurement, as fair value is determined by calculating the present value of the future servicing cash flows from the underlying mortgage loans. The discount rate used in calculating the present value of the future servicing cash flows was 3.1% for the year ended December 31, 2012.

During 2012, certain real estate had been written down to fair value of $5.0 million. This write down resulted in a loss of $0.1 million that was recorded in net realized capital gains (losses). This is a Level 3 fair value measurement, as the fair value of real estate is estimated using appraised values that involve significant unobservable inputs that are not developed internally.

Fair Value Option

We elected fair value accounting for certain assets and liabilities of consolidated VIEs for which it was not practicable for us to determine the carrying value. The fair value option was elected for commercial mortgage loans reported with other investments and obligations reported with other liabilities in the consolidated statements of financial position. The changes in fair value of these items are reported in net realized capital gains (losses) on the consolidated statements of operations.

The fair value and aggregate contractual principal amounts of commercial mortgage loans for which the fair value option has been elected were $35.0 million and $32.4 million as of December 31, 2014, and $68.1 million and $64.0 million as of December 31, 2013, respectively. The change in fair value of the loans resulted in a $(1.5) million, $0.2 million and $2.6 million pre-tax gain (loss) for the years ended December 31, 2014, 2013 and 2012, respectively, none of which related to instrument-specific credit risk. None of these loans were more than 90 days past due or in nonaccrual status. Interest income on these commercial mortgage loans is included in net investment income on the consolidated statements of operations and is recorded based on the effective interest rates as determined at the closing of the loan. Interest income recorded on these commercial mortgage loans was $6.2 million, $5.7 million and $6.9 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

The fair value and aggregate unpaid principal amounts of obligations for which the fair value option has been elected were $71.0 million and $132.8 million as of December 31, 2014, and $104.9 million and $174.4 million as of December 31, 2013, respectively. For the years ended December 31, 2014, 2013 and 2012, the change in fair value of the obligations resulted in a pre-tax loss of $0.7 million, $32.8 million and $37.7 million, which includes a pre-tax loss of $2.4 million, $34.3 million and $37.4 million related to instrument-specific credit risk that is estimated based on credit spreads and quality ratings, respectively. Interest expense recorded on these obligations is included in operating expenses on the consolidated statements of operations and was $3.0 million, $3.6 million and $5.3 million for the years ended December 31, 2014, 2013 and 2012, respectively.
We invest in real estate ventures for the purpose of earning investment returns and for capital appreciation. We elected the fair value option for certain ventures that are subject to the equity method of accounting because the nature of the investments are to add value to the properties and generate income from the operations of the properties. Other equity method real estate investments are not fair valued because the investments mainly generate income from the operations of the underlying properties. These investments are reported with other investments in the consolidated statements of financial position. The changes in fair value are reported in net investment income on the consolidated statements of operations. The fair value of the equity method investments for which the fair value option has been elected was $92.2 million and $74.8 million as of December 31, 2014 and 2013, respectively. The change in fair value of the investments resulted in a $17.3 million, $11.0 million and $(0.4) million pre-tax gain (loss) for the years ended December 31, 2014, 2013 and 2012, respectively.
Financial Instruments Not Reported at Fair Value
The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value were as follows:

	December 31, 2014

			Fair value hierarchy level
	Carrying amount	Fair value	Level 1	Level 2	Level 3

	(in millions)
Assets (liabilities)
Mortgage loans	$11,164.4	$11,703.0	$—	$—	$11,703.0
Policy loans	799.0	1,051.4	—	—	1,051.4
Other investments	108.5	108.9	—	81.0	27.9
Cash and cash equivalents	989.5	989.5	989.5	—	—
Investment-type insurance contracts	(28,383.7)	(28,430.7)	—	(5,455.4)	(22,975.3)
Short-term debt	(154.5)	(154.5)	—	(154.5)	—
Long-term debt	(82.3)	(82.3)	—	—	(82.3)
Separate account liabilities	(82,986.8)	(82,265.5)	—	—	(82,265.5)
Bank deposits	(1,979.7)	(1,985.5)	(1,343.8)	(641.7)	—
Cash collateral payable	(138.7)	(138.7)	(138.7)	—	—

	December 31, 2013

			Fair value hierarchy level
	Carrying amount	Fair value	Level 1	Level 2	Level 3

	(in millions)
Assets (liabilities)
Mortgage loans	$10,819.2	$11,048.6	$—	$—	$11,048.6
Policy loans	830.1	933.1	—	—	933.1
Other investments	114.2	114.9	—	81.1	33.8
Cash and cash equivalents	911.1	911.1	911.1	—	—
Investment-type insurance contracts	(29,825.2)	(30,008.7)	—	(5,902.2)	(24,106.5)
Short-term debt	(292.4)	(292.4)	—	(292.4)	—
Long-term debt	(152.4)	(156.4)	—	(103.3)	(53.1)
Separate account liabilities	(73,492.5)	(72,780.1)	—	—	(72,780.1)
Bank deposits	(1,949.0)	(1,951.1)	(1,252.2)	(698.9)	—
Cash collateral payable	(21.0)	(21.0)	(21.0)	—	—

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Mortgage Loans
Fair values of commercial and residential mortgage loans are primarily determined by discounting the expected cash flows at current treasury rates plus an applicable risk spread, which reflects credit quality and maturity of the loans. The risk spread is based on market clearing levels for loans with comparable credit quality, maturities and risk. The fair value of mortgage loans may also be based on the fair value of the underlying real estate collateral less cost to sell, which is estimated using appraised values. These are reflected in Level 3.
Policy Loans
Fair values of policy loans are estimated by discounting expected cash flows using a risk-free rate based on the Treasury curve. The expected cash flows reflect an estimate of timing of the repayment of the loans. These are reflected in Level 3.
Other Investments
The fair value of commercial loans and certain consumer loans included in other investments is calculated by discounting expected cash flows through the estimated maturity date using market interest rates that reflect the credit and interest rate risk inherent in the loans. The estimate of term to maturity is based on historical experience, adjusted as required, for current economic and lending conditions. The effect of nonperforming loans is considered in assessing the credit risk inherent in the fair value estimate. These are reflected in Level 3. The carrying value of the remaining investments reported in this line item approximate their fair value and are of a short-term nature. These are reflected in Level 2.
Cash and Cash Equivalents
Certain cash equivalents not reported at fair value include short-term investments with maturities of less than three months for which public quotations are not available to use in determining fair value. Because of the highly liquid nature of these assets, carrying amounts are used to approximate fair value, which are reflected in Level 2. The carrying amounts of the remaining cash and cash equivalents that are not reported at fair value on a recurring basis approximate their fair value, which are reflected in Level 1 given the nature of cash.
Investment-Type Insurance Contracts
The fair values of our reserves and liabilities for investment-type insurance contracts are determined via a third party pricing vendor or using discounted cash flow analyses when we are unable to find a price from third party pricing vendors. Third party pricing on various outstanding medium-term notes and funding agreements is based on observable inputs such as benchmark yields and spreads based on reported trades for our medium-term notes and funding agreement issuances. These are reflected in Level 2. The discounted cash flow analyses for the remaining contracts is based on current interest rates, including non-performance risk, being offered for similar contracts with maturities consistent with those remaining for the investment-type contracts being valued. These are reflected in Level 3. Investment-type insurance contracts include insurance, annuity and other policy contracts that do not involve significant mortality or morbidity risk and are only a portion of the policyholder liabilities appearing in the consolidated statements of financial position. Insurance contracts include insurance, annuity and other policy contracts that do involve significant mortality or morbidity risk. The fair values for our insurance contracts, other than investment-type contracts, are not required to be disclosed.
Short-Term Debt
The carrying amount of short-term debt approximates its fair value because of the relatively short time between origination of the debt instrument and its maturity, which is reflected in Level 2.
Long-Term Debt
Long-term debt primarily includes senior note issuances for which the fair values are determined using inputs that are observable in the market or that can be derived from or corroborated with observable market data. These are reflected in Level 2. Additionally, our long-term debt includes non-recourse mortgages and notes payable that are primarily financings for real estate developments for which the fair values are estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements. These are reflected in Level 3.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Separate Account Liabilities
Fair values of separate account liabilities, excluding insurance-related elements, are estimated based on market assumptions around what a potential acquirer would pay for the associated block of business, including both the separate account assets and liabilities. As the applicable separate account assets are already reflected at fair value, any adjustment to the fair value of the block is an assumed adjustment to the separate account liabilities. To compute fair value, the separate account liabilities are originally set to equal separate account assets because these are pass-through contracts. The separate account liabilities are reduced by the amount of future fees expected to be collected that are intended to offset upfront acquisition costs already incurred that a potential acquirer would not have to pay. The estimated future fees are adjusted by an adverse deviation discount and the amount is then discounted at a risk-free rate as measured by the yield on Treasury securities at maturities aligned with the estimated timing of fee collection. These are reflected in Level 3.
Bank Deposits
The fair value of deposits of our Principal Bank subsidiary with no stated maturity is equal to the amount payable on demand (i.e., their carrying amounts). These are reflected in Level 1. The fair value of certificates of deposit is based on the discounted value of contractual cash flows. The discount is estimated using the rates currently offered for deposits of similar remaining maturities. These are reflected in Level 2.
Cash Collateral Payable
The carrying amount of the payable associated with our obligation to return the cash collateral received under derivative credit support annex (collateral) agreements approximates its fair value, which is reflected in Level 1.
16. Statutory Insurance Financial Information
We, the largest indirect subsidiary of PFG, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa (the “State of Iowa”). The State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company to determine its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners' (“NAIC”) Accounting Practices and Procedures Manual has been adopted as a component of prescribed practices by the State of Iowa. The Commissioner has the right to permit other specific practices that deviate from prescribed practices. As of December 31, 2014, our use of prescribed statutory accounting practices has resulted in higher statutory net income of $6.4 million relative to the accounting practices and procedures of the NAIC due to our accounting for derivatives that hedge some of our equity indexed products. In addition, as of December 31, 2014, our permitted statutory accounting practice relating to variable annuities with a guaranteed living benefit rider resulted in lower statutory surplus of $150.2 million relative to carrying certain interest rate swaps at book value rather than fair value, as if they received hedge accounting treatment for statutory. Statutory accounting practices differ from U.S. GAAP primarily due to charging policy acquisition costs to expense as incurred, establishing reserves using different actuarial assumptions, valuing investments on a different basis and not admitting certain assets, including certain net deferred income tax assets.
We cede certain term and universal life insurance statutory reserves to affiliated reinsurance entities on a funds withheld coinsurance basis. The reserves are secured by cash, invested assets and financing provided by highly rated third parties. As of December 31, 2014, affiliated reinsurance entities assumed statutory reserves of $3,272.4 million from us. In the states of Vermont and Delaware, the affiliated reinsurers had permitted and prescribed practices allowing for the admissibility of certain assets backing these reserves. As of December 31, 2014, assets admitted under these practices totaled $1,129.0 million.
Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2014, we meet the minimum RBC requirements.
Our statutory net income and statutory capital and surplus were as follows:

	As of or for the year ended December 31,
	2014	2013	2012

	(in millions)
Statutory net income	$535.5	$607.9	$576.1
Statutory capital and surplus	4,202.1	4,142.2	3,944.3

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

17. Segment Information
We provide financial products and services through the following segments: Retirement and Investor Services, Principal Global Investors and U.S. Insurance Solutions. In addition, we have a Corporate segment. The segments are managed and reported separately because they provide different products and services, have different strategies or have different markets and distribution channels.
The Retirement and Investor Services segment provides retirement and related financial products and services primarily to businesses, their employees and other individuals.
The Principal Global Investors segment provides asset management services to our asset accumulation business, our insurance operations, the Corporate segment and third‑party clients.
The U.S. Insurance Solutions segment provides individual life insurance and specialty benefits, which consists of group dental and vision insurance, individual and group disability insurance, group life insurance and non-medical fee-for-service claims administration, throughout the United States.
The Corporate segment manages the assets representing capital that has not been allocated to any other segment. Financial results of the Corporate segment primarily reflect our financing activities (including interest expense), income on capital not allocated to other segments, inter‑segment eliminations, income tax risks and certain income, expenses and other after-tax adjustments not allocated to the segments based on the nature of such items. Results of our exited group medical insurance business are reported in this segment.
Management uses segment operating earnings in goal setting, as a basis for determining employee compensation and in evaluating performance on a basis comparable to that used by securities analysts. We determine segment operating earnings by adjusting U.S. GAAP net income for net realized capital gains (losses), as adjusted, and other after-tax adjustments which management believes are not indicative of overall operating trends. Net realized capital gains (losses), as adjusted, are net of income taxes, related changes in the amortization pattern of DAC and related actuarial balances, recognition of deferred front-end fee revenues for sales charges on retirement and life insurance products and services, amortization of hedge accounting book value adjustments for certain discontinued hedges, net realized capital gains and losses distributed, noncontrolling interest capital gains and losses and certain market value adjustments to fee revenues. Net realized capital gains (losses), as adjusted, exclude periodic settlements and accruals on derivative instruments not designated as hedging instruments and exclude certain market value adjustments of embedded derivatives and realized capital gains (losses) associated with our exited group medical insurance business. Segment operating revenues exclude net realized capital gains (losses) (except periodic settlements and accruals on derivatives not designated as hedging instruments), including their impact on recognition of front-end fee revenues, certain market value adjustments to fee revenues and amortization of hedge accounting book value adjustments for certain discontinued hedges, and revenue from our exited group medical insurance business. Segment operating revenues include operating revenues from real estate properties that qualify for discontinued operations. While these items may be significant components in understanding and assessing the consolidated financial performance, management believes the presentation of segment operating earnings enhances the understanding of our results of operations by highlighting earnings attributable to the normal, ongoing operations of the business.
The accounting policies of the segments are consistent with the accounting policies for the consolidated financial statements, with the exception of income tax allocation. The Corporate segment functions to absorb the risk inherent in interpreting and applying tax law. The segments are allocated tax adjustments consistent with the positions we took on tax returns. The Corporate segment results reflect any differences between the tax returns and the estimated resolution of any disputes.
The following tables summarize select financial information by segment and reconcile segment totals to those reported in the consolidated financial statements:

	December 31, 2014	December 31, 2013

	(in millions)
Assets:
Retirement and Investor Services	$137,822.0	$128,021.9
Principal Global Investors	928.8	1,025.0
U.S. Insurance Solutions	21,382.2	19,895.6
Corporate	3,781.8	3,838.0
Total consolidated assets	$163,914.8	$152,780.5

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

	For the twelve months ended December 31,
	2014	2013	2012

	(in millions)
Operating revenues by segment:
Retirement and Investor Services	$4,799.7	$4,212.5	$4,321.0
Principal Global Investors	668.2	664.1	537.1
U.S. Insurance Solutions	3,257.5	3,097.7	2,983.1
Corporate	(99.9)	(109.9)	(91.7)
Total segment operating revenues	8,625.5	7,864.4	7,749.5
Net realized capital losses, net of related revenue adjustments	(9.6)	(299.2)	(21.2)
Exited group medical insurance business	0.2	2.0	25.3
Total revenues per consolidated statements of operations	$8,616.1	$7,567.2	$7,753.6
Operating earnings (loss) by segment, net of
related income taxes:
Retirement and Investor Services	$722.7	$613.3	$523.4
Principal Global Investors	103.4	87.0	66.9
U.S. Insurance Solutions	230.8	199.9	143.3
Corporate	(12.7)	(35.3)	(24.1)
Total segment operating earnings, net of related
income taxes	1,044.2	864.9	709.5
Net realized capital gains (losses), as adjusted (1)	(43.5)	(167.2)	14.8
Other after-tax adjustments (2)	(48.2)	(1.1)	(49.4)
Net income attributable to PLIC per consolidated statements
of operations	$952.5	$696.6	$674.9
(1) Net realized capital gains (losses), as adjusted, is derived as follows:

	For the year ended December 31,
	2014	2013	2012

	(in millions)
Net realized capital gains (losses):
Net realized capital gains (losses)	$62.7	$(211.3)	$72.1
Certain derivative and hedging-related adjustments	(73.0)	(87.0)	(92.8)
Certain market value adjustments to fee revenues	—	—	(0.3)
Recognition of front-end fee revenue	0.7	(0.9)	(0.2)
Net realized capital losses, net of related revenue adjustments	(9.6)	(299.2)	(21.2)
Amortization of deferred acquisition costs and other actuarial balances	(49.6)	47.8	36.8
Capital gains distributed	(10.9)	(24.3)	(11.8)
Certain market value adjustments of embedded derivatives	4.8	18.4	(0.6)
Net realized capital losses associated with exited group
medical insurance business	—	—	0.2
Noncontrolling interest capital gains	(0.1)	0.1	(8.1)
Income tax effect	21.9	90.0	19.5
Net realized capital gains (losses), as adjusted	$(43.5)	$(167.2)	$14.8

(2)
For the year ended December 31, 2014, other after-tax adjustments included the negative effect resulting from (a) the impact of a court ruling on some uncertain tax positions ($47.5 million) and (b) losses associated with our exited group medical insurance business that does not qualify for discontinued operations accounting treatment under U.S. GAAP ($0.7 million).

For the year ended December 31, 2013, other after-tax adjustments included the negative effect resulting from losses associated with our exited group medical insurance business that does not qualify for discontinued operations accounting treatment under U.S. GAAP.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

For the year ended December 31, 2012, other after-tax adjustments included the negative effect resulting from (a) a contribution made to The Principal Financial Group Foundation, Inc. ($39.8 million) and (b) losses associated with our exited group medical insurance business that does not qualify for discontinued operations accounting treatment under U.S. GAAP ($9.6 million).

The following is a summary of income tax expense (benefit) allocated to our segments for purposes of determining operating earnings. Segment income taxes are reconciled to income taxes reported on our consolidated statements of operations.

	For the year ended December 31,
	2014	2013	2012

	(in millions)
Income tax expense by segment:
Retirement and Investor Services	$128.5	$139.2	$113.5
Principal Global Investors	56.3	48.3	37.0
U.S. Insurance Solutions	112.5	95.9	64.4
Corporate	(17.5)	(19.6)	(17.3)
Total segment income taxes from operating earnings	279.8	263.8	197.6
Tax benefit related to net realized capital losses, as adjusted	(21.9)	(90.0)	(19.5)
Tax expense benefit related to other after-tax adjustments	(14.9)	(0.6)	(26.6)
Total income taxes expense per consolidated statements of
operations	$243.0	$173.2	$151.5

The following is a summary of depreciation and amortization expense allocated to our segments for purposes of determining operating earnings. Segment depreciation and amortization equates to depreciation and amortization included in our consolidated statements of operations.

	For the year ended December 31,
	2014	2013	2012

	(in millions)
Depreciation and amortization expense by segment:
Retirement and Investor Services	$27.5	$23.1	$21.2
Principal Global Investors	12.9	10.2	11.6
U.S. Insurance Solutions	16.7	13.7	14.1
Corporate	3.3	3.9	5.1
Total segment depreciation and amortization expense included in
operating earnings	60.4	50.9	52.0
Depreciation and amortization expense related to other
after-tax adjustments	—	1.4	6.1
Total depreciation and amortization expense included in our
consolidated statements of operations	$60.4	$52.3	$58.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

The following table summarizes operating revenues for our products and services:

	For the years ended December 31,
	2014	2013	2012

	(in millions)
Retirement and Investor Services:
Full-service accumulation	$1,559.5	$1,467.2	$1,353.7
Individual annuities	1,488.9	1,366.5	1,162.4
Bank and trust services	84.2	95.2	101.6
Eliminations	(13.4)	(12.6)	(11.3)
Total Accumulation	3,119.2	2,916.3	2,606.4
Investment only	308.1	341.0	431.6
Full-service payout	1,372.4	955.2	1,283.0
Total Guaranteed	1,680.5	1,296.2	1,714.6
Total Retirement and Investor Services	4,799.7	4,212.5	4,321.0
Principal Global Investors (1)	668.2	664.1	537.1
U.S. Insurance Solutions:
Individual life insurance	1,532.8	1,480.9	1,421.9
Specialty benefits insurance	1,724.7	1,616.8	1,561.2
Total U.S. Insurance Solutions	3,257.5	3,097.7	2,983.1
Corporate	(99.9)	(109.9)	(91.7)
Total operating revenues	$8,625.5	$7,864.4	$7,749.5
Total operating revenues	$8,625.5	$7,864.4	$7,749.5
Net realized capital losses, net of related revenue adjustments	(9.6)	(299.2)	(21.2)
Exited group medical insurance business	0.2	2.0	25.3
Total revenues per consolidated statements of
operations	$8,616.1	$7,567.2	$7,753.6
(1) Reflects inter-segment revenues of $276.5 million, $250.1 million and $214.3 million for the years ended December 31, 2014, December 31, 2013 and December 31, 2012, respectively.

18. Stock‑Based Compensation Plans
As of December 31, 2014, our ultimate parent, PFG, sponsored the 2014 Stock Incentive Plan (approved by PFG shareholders at the May 20, 2014, annual shareholder meeting), the Employee Stock Purchase Plan, the Long-Term Performance Plan, the Amended and Restated 2010 Stock Incentive Plan and the Stock Incentive Plan ("Stock Based Compensation Plans"). As of May 20, 2014, no new grants will be made under the Amended and Restated 2010 Stock Incentive Plan. No grants have been made under the Stock Incentive Plan or the Long-Term Performance Plan since at least 2005. Under the terms of the 2014 Stock Incentive Plan, grants may be nonqualified stock options, incentive stock options qualifying under Section 422 of the Internal Revenue Code, restricted stock, restricted stock units, stock appreciation rights, performance shares, performance units or other stock-based awards. To date, PFG has not granted any incentive stock options, restricted stock or performance units. The following Stock-Based Compensation Plans information represents all share based compensation data related to us and our subsidiaries’ employees.
For awards with graded vesting, we use an accelerated expense attribution method. The compensation cost that was charged against income for stock-based awards granted under the Stock-Based Compensation Plans was as follows:

	For the year ended December 31,
	2014	2013	2012

	(in millions)
Compensation cost	$41.2	$42.9	$34.8
Related income tax benefit	14.0	12.8	11.4
Capitalized as part of an asset	2.5	2.6	2.3

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Nonqualified Stock Options
Nonqualified stock options were granted to certain employees under the 2014 Stock Incentive Plan, the Amended and Restated 2010 Stock Incentive Plan and the Stock Incentive Plan. Options outstanding were granted at an exercise price equal to the fair market value of PFG common stock on the date of grant, and expire ten years after the grant date. These options have graded vesting over a three-year period, except in the case of approved retirement.

The fair value of stock options is estimated using the Black‑Scholes option pricing model. The following is a summary of the assumptions used in this model for the stock options granted during the period:

	For the year ended December 31,
Options	2014	2013	2012

Expected volatility	53.2%	53.3%	70.0%
Expected term (in years)	6.5	6.5	6.0
Risk-free interest rate	2.0%	1.1%	1.1%
Expected dividend yield	2.50%	3.00%	2.55%
Weighted average estimated fair value	$18.89	$11.95	$13.95

We previously determined expected volatility based on, among other factors, historical volatility using daily price observations. Beginning with nonqualified stock options granted in 2013, we determine expected volatility based on a combination of historical volatility using daily price observations and implied volatility from traded options on PFG common stock. We believe that incorporating both historical and implied volatility into the expected volatility assumption calculation better reflects market expectations. The expected term represents the period of time that options granted are expected to be outstanding. We determine expected term using historical exercise and employee termination data. The risk-free rate for periods within the expected term of the option is based on the U.S. Treasury risk-free interest rate in effect at the time of grant. The dividend yield is based on historical dividend distributions compared to the closing price of PFG common shares on the grant date.

As of December 31, 2014, there was $1.6 million of total unrecognized compensation costs related to nonvested stock options. The cost is expected to be recognized over a weighted‑average service period of approximately 1.9 years.

Performance Share Awards

Performance share awards were granted to certain employees under the 2014 Stock Incentive Plan and the Amended and Restated 2010 Stock Incentive Plan. The performance share awards are treated as an equity award and are paid in shares. Whether the performance shares are earned depends upon the participant's continued employment through the performance period (except in the case of an approved retirement) and PFG’s performance against three-year goals set at the beginning of the performance period. Performance goals based on various PFG factors, including return on common equity, operating income and book value per common share, must be achieved for any of the performance shares to be earned. If the performance requirements are not met, the performance shares will be forfeited, no compensation cost is recognized and any previously recognized compensation cost is reversed. There is no maximum contractual term on these awards. Dividend equivalents are credited on performance shares outstanding as of the record date. These dividend equivalents are only paid on the shares released.

The fair value of performance share awards is determined based on the closing stock price of PFG common shares on the grant date. The weighted‑average grant-date fair value of performance share awards granted during 2014, 2013 and 2012 were $44.88, $30.70 and $27.46, respectively.

As of December 31, 2014, there was $3.2 million of total unrecognized compensation cost related to nonvested performance share awards granted. The cost is expected to be recognized over a weighted‑average service period of approximately 1.7 years.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2014

Restricted Stock Units
Restricted stock units were granted to certain employees and agents under the 2014 Stock Incentive Plan, the Amended and Restated 2010 Stock Incentive Plan and Stock Incentive Plan. Restricted stock units are treated as equity awards and are paid in shares. Under these plans, awards have graded or cliff vesting over a three-year service period. When service for PFG ceases (except in the case of an approved retirement), all vesting stops and unvested units are forfeited. There is no maximum contractual term on these awards. Dividend equivalents are credited on restricted stock units outstanding as of the record date. These dividend equivalents are only paid on the shares released.

The fair value of restricted stock units is determined based on the closing stock price of PFG common shares on the grant date. The weighted‑average grant-date fair value of restricted stock units granted during 2014, 2013 and 2012 was $45.00, $30.80 and $27.45, respectively.

As of December 31, 2014, there was $31.5 million of total unrecognized compensation cost related to nonvested restricted stock unit awards granted under these plans. The cost is expected to be recognized over a weighted‑average period of approximately 1.7 years.

Employee Stock Purchase Plan

Under the Employee Stock Purchase Plan, participating employees have the opportunity to purchase shares of PFG common stock on a semi-annual basis. Employees may purchase up to $25,000 worth of PFG common stock each year. Employees may purchase shares of PFG common stock at a price equal to 85% of the shares' fair market value as of the beginning or end of the purchase period, whichever is lower.

We recognize compensation expense for the fair value of the discount granted to employees participating in the employee stock purchase plan in the period of grant. Shares of the Employee Stock Purchase Plan are treated as an equity award. The weighted‑average fair value of the discount on the stock purchased was $8.94, $14.16 and $5.32 during 2014, 2013 and 2012, respectively.
19. Quarterly Results of Operations (Unaudited)

The following is a summary of unaudited quarterly results of operations.

	For the three months ended
	December 31	September 30	June 30	March 31

	(in millions)
2014
Total revenues	$2,472.5	$2,042.3	$2,074.1	$2,027.2
Total expenses	2,169.7	1,725.3	1,766.7	1,728.9
Net income	240.3	253.2	233.5	255.5
Net income attributable to PLIC	239.7	248.6	229.6	234.6

2013
Total revenues	$2,197.7	$1,779.0	$1,814.3	$1,776.2
Total expenses	1,971.5	1,531.3	1,587.0	1,590.0
Net income	182.3	195.8	182.4	153.7
Net income attributable to PLIC	175.2	191.5	178.9	151.0